UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.
(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

HARTFORD BALANCED HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Balanced HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Balanced HLS Fund inception 03/31/1983

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term total return.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to difference in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Balanced IA	9.79%	11.23%	6.74%
Balanced IB	9.51%	10.95%	6.47%
Balanced HLS Fund Blended Index	10.32%	11.04%	6.61%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.09%	1.54%
Barclays Government/Credit Bond Index	6.01%	4.69%	4.70%
S&P 500 Index	13.69%	15.45%	7.67%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Balanced HLS Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.65% and 0.90%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Balanced HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Managers
Karen H. Grimes, CFA	John C. Keogh
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Balanced HLS Fund returned 9.79% for the twelve-month period ended December 31, 2014, underperforming the Fund’s custom benchmark, 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 10.32% for the same period. The S&P 500, Barclays Government/Credit Bond, and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Indices returned 13.69%, 6.01%, and 0.03%, respectively. The Fund outperformed the 6.33% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

The S&P 500 Index rose for the eighth straight quarter finishing 2014 with a gain of 13.69%. The fourth quarter began on a volatile note as global recession fears dominated the first half of October. The tide turned amid a number of positive economic and corporate data points, including a solid corporate earnings season. In December, U.S. stocks hit an all-time high before falling 1.4% during the final two trading days of the year to end the month in the red. Within the S&P 500 Index, nine of the ten sectors posted positive gains. Utilities (+29%), Healthcare (+25%), and Information Technology (+20%) posted the largest gains while Energy (-8%), Telecommunication Services (+3%) and Materials (+7%) lagged the broader index.

Global government bonds rallied in the fourth quarter of 2014 against a backdrop of uneven global growth, falling inflation, and continued easy monetary policies. The U.S. economy proved relatively strong while growth in Europe, Japan, and China weakened. Falling commodity prices pushed inflation lower across the globe and oil experienced its largest annual decline since the financial crisis. Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in sectors such as high yield and emerging markets. European government bond yields hit fresh lows on expectations of further monetary easing by the European Central Bank (ECB). In the U.S., short-term yields rose as policymakers began to consider raising rates, while longer-term Treasuries benefitted from a flattening of the Treasury yield curve.

The Barclays Government/Credit Bond Index returned 6.01% for the period. Globally, most credit spread sectors posted positive absolute returns while performance was mixed relative to duration-equivalent government bonds. The outperformance of the U.S. economy compared to its global counterparts led to rising volatility and a broad U.S.-dollar rally in the currency markets with the U.S.-dollar index hitting an eight-year high in December.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund underperformed the S&P 500 Index and the fixed income portion of the Fund slightly outperformed the Barclays Government/Credit Bond Index. Asset allocation contributed positively to relative performance during the period. The Fund was generally overweight equities and underweight fixed income and cash relative to the custom benchmark.

Equity underperformance versus the S&P 500 Index was driven by security selection. Selection was weakest in Consumer Staples, Financials, and Healthcare; this was partially offset by positive selection in Industrials and Telecommunication Services. Sector allocation contributed positively to relative performance over the period. An overweight to Healthcare and an underweight to Telecommunication Services aided results.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Allstar Co. (Consumer Discretionary), BG Group (Energy), and Apple (Information Technology). Our private placement position in Allstar Co., a U.S.-based apparel, fitness, and recreational products retailer, declined during the period driven by a change in the fair-value price derived from key comparable companies, a group that experienced declining earnings in aggregate. Shares of BG Group, a U.K.-based natural gas company, fell short of consensus expectations as upstream operating profits fell as production declined due to a slide in crude oil prices which reverberated through the oil and gas industry. Shares of Apple, a maker of an interconnected ecosystem of computing and mobile devices, rose after the company posted better-than-expected quarterly earnings, gave solid guidance for the fourth quarter, and had strong sales of its iPhone 6 and 6 Plus; our underweight in Apple relative to the S&P 500 Index detracted. Halliburton (Energy) also detracted from absolute results during the period.

Top contributors to relative performance in the equity portion of the Fund during the period were Covidien (Healthcare), Vertex Pharmaceuticals (Healthcare), and General Electric (Industrials). Covidien, a U.S.-based medical products, manufacturing and distribution company, outperformed over the period after medical device giant Medtronic agreed to acquire Covidien for a mix of cash and stock. Covidien also reported solid third quarter results as it continued to grow its key business segments. Shares of Vertex

3

Hartford Balanced HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

Pharmaceuticals, a biotechnology firm with a focus on cancer and neurodegenerative diseases, rose as the company launched its product to treat cystic fibrosis patients, putting the company in a good position to grow its platform in this treatment area. Not owning S&P 500 Index constituent General Electric, a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer and industrial products industries, contributed to performance relative to the S&P 500 Index. The company’s stock declined as concerns around lower energy capital expeditures and deflationary commodity pricing, on top of declining growth expectations in Europe and China, weighed on the stock. The Fund’s holdings in Wells Fargo (Financials) and Cisco Systems (Information Technology) also contributed positively on an absolute basis.

Outperformance of the fixed income portion of the Fund relative to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index during the period was driven by security selection in corporate investment grade credit, particularly in Industrials, Financials, and Utilities. An underweight to Industrials was also additive. Allocations to agency Mortgage Backed Security (MBS) pass-throughs and Commercial Mortgage Backed Securities also contributed to relative outperformance. The Fund’s short duration positioning and yield curve posture detracted from results relative to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index as the yield curve flattened over the period.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

We think the outlook for 2015 is mixed with a significant number of positive data points and several areas of the economy that give us pause. We believe U.S. fundamentals remain supportive of moderate growth, but acknowledge some risks appear to have increased since the start of 2014 including geopolitical risks such as continued conflicts in the Middle East, tougher Russian sanctions, and the cyber-security attacks.

We believe the equity portion of the Fund is well-positioned to benefit from continued economic improvements. The Healthcare and Consumer Staples sectors represented our largest sector overweight and underweight, respectively, at the end of the period.

On the fixed income side, we ended the period with a moderately pro-cyclical risk posture, continuing to favor financial issuers within investment grade credit. We continued to hold an out-of-benchmark allocation to agency MBS.

At the end of the period, the Fund’s equity exposure was at 65% compared to 60% in the Fund’s custom benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Security Type
as of December 31, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	64.7%
Total	64.7%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.1%
Corporate Bonds	13.3
Foreign Government Obligations	0.1
Municipal Bonds	1.2
U.S. Government Agencies	2.4
U.S. Government Securities	16.7
Total	34.8%
Short-Term Investments	0.7
Other Assets and Liabilities	(0.2)
Total	100.0%

Credit Exposure
as of December 31, 2014
Credit Rating *	Percentage of Net Assets
Aaa/ AAA	3.1%
Aa/ AA	18.5
A	6.0
Baa/ BBB	6.4
Ba/ BB	0.3
Not Rated	0.5
Non-Debt Securities and Other Short-Term Instruments	65.4
Other Assets and Liabilities	(0.2)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

4

Hartford Balanced HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 64.7%
	Automobiles and Components - 0.5%
988	Ford Motor Co.	$15,310

	Banks - 3.8%
405	BB&T Corp.	15,732
381	PNC Financial Services Group, Inc.	34,788
1,091	Wells Fargo & Co.	59,800
		110,320
	Capital Goods - 4.2%
232	3M Co.	38,119
345	Eaton Corp. plc	23,446
435	Fortune Brands Home & Security, Inc.	19,692
356	Ingersoll-Rand plc	22,561
174	United Technologies Corp.	20,009
		123,827
	Consumer Durables and Apparel - 0.6%
130	PVH Corp.	16,701

	Diversified Financials - 6.3%
137	Ameriprise Financial, Inc.	18,178
86	BlackRock, Inc.	30,646
626	Citigroup, Inc.	33,886
115	Goldman Sachs Group, Inc.	22,227
566	Invesco Ltd.	22,370
920	JP Morgan Chase & Co.	57,572
		184,879
	Energy - 4.9%
234	Anadarko Petroleum Corp.	19,270
852	BG Group plc	11,397
222	Chevron Corp.	24,930
172	EOG Resources, Inc.	15,823
365	Exxon Mobil Corp.	33,747
402	Halliburton Co.	15,791
201	Occidental Petroleum Corp.	16,190
260	Southwestern Energy Co. ●	7,099
		144,247
	Food and Staples Retailing - 1.1%
332	CVS Health Corp.	31,996

	Food, Beverage and Tobacco - 2.9%
121	Anheuser-Busch InBev N.V. ADR	13,579
450	Coca-Cola Co.	18,986
132	Diageo plc ADR	15,106
316	Kraft Foods Group, Inc.	19,827
507	Mondelez International, Inc.	18,399
		85,897
	Health Care Equipment and Services - 3.2%
238	Baxter International, Inc.	17,423
351	Covidien plc	35,936
207	Medtronic, Inc.	14,960
264	UnitedHealth Group, Inc.	26,689
		95,008
	Insurance - 2.3%
404	American International Group, Inc.	22,624
610	Marsh & McLennan Cos., Inc.	34,939
261	Unum Group	9,096
		66,659
	Materials - 1.8%
449	Dow Chemical Co.	20,476
369	International Paper Co.	19,745
229	Nucor Corp.	11,243
		51,464
	Media - 2.9%
289	CBS Corp. Class B	15,974
411	Comcast Corp. Class A	23,846
422	Thomson Reuters Corp.	17,032
287	Walt Disney Co.	26,990
		83,842
	Pharmaceuticals, Biotechnology and Life Sciences - 9.3%
281	Agilent Technologies, Inc.	11,504
164	Amgen, Inc.	26,044
296	AstraZeneca plc ADR	20,847
576	Bristol-Myers Squibb Co.	33,972
194	Celgene Corp. ●	21,714
255	Gilead Sciences, Inc. ●	23,999
105	Johnson & Johnson	10,978
817	Merck & Co., Inc.	46,384
77	Roche Holding AG	20,961
356	UCB S.A.	27,091
175	Vertex Pharmaceuticals, Inc. ●	20,809
177	Zoetis, Inc.	7,610
		271,913
	Real Estate - 0.2%
281	Paramount Group, Inc.	5,216

	Retailing - 2.9%
11,702	Allstar Co. ⌂●†	12,092
26	AutoZone, Inc. ●	16,264
273	Home Depot, Inc.	28,604
233	Nordstrom, Inc.	18,499
163	Tory Burch LLC ⌂●†	9,654
		85,113
	Semiconductors and Semiconductor Equipment - 4.1%
432	Analog Devices, Inc.	23,998
1,036	Intel Corp.	37,585
1,604	Marvell Technology Group Ltd.	23,264
1,071	Maxim Integrated Products, Inc.	34,143
		118,990
	Software and Services - 6.3%
290	Accenture plc	25,893
359	eBay, Inc. ●	20,161
69	Google, Inc. Class C ●	36,258
1,118	Microsoft Corp.	51,938
511	Oracle Corp.	22,998
1,072	Symantec Corp.	27,501
		184,749
	Technology Hardware and Equipment - 5.0%
542	Apple, Inc.	59,808
1,967	Cisco Systems, Inc.	54,701
1,052	EMC Corp.	31,291
		145,800
	Telecommunication Services - 0.3%
206	Verizon Communications, Inc.	9,644

	Transportation - 0.9%
146	FedEx Corp.	25,434

The accompanying notes are an integral part of these financial statements.

5

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 64.7% - (continued)
	Utilities - 1.2%
322	NextEra Energy, Inc.	$34,224

	Total Common Stocks
	( Cost $1,253,823)	$1,891,233

Asset and Commercial Mortgage Backed Securities - 1.1%
	Finance and Insurance - 1.1%
	Ally Master Owner Trust
$4,885	1.54%, 09/15/2019	$4,848
4,890	1.60%, 10/15/2019	4,877
	Carmax Automotive Owner Trust
225	1.95%, 09/16/2019	224
	First Investors Automotive Owner Trust
1,625	1.67%, 11/16/2020 ■	1,620
	Ford Credit Floorplan Master Owner Trust
430	2.09%, 03/15/2022 ■	426
	Hilton USA Trust
1,765	2.66%, 11/05/2030 ■	1,767
	Hyundai Automotive Receivables Trust
515	2.48%, 03/15/2019	521
	JP Morgan Chase Commercial Mortgage Securities
1,840	5.89%, 02/12/2049 Δ	1,974
	LB-UBS Commercial Mortgage Trust
685	6.32%, 04/15/2041 Δ	755
	Merrill Lynch/Countrywide Commercial Mortgage Trust
3,750	5.81%, 06/12/2050 Δ	4,050
	New Century Home Equity Loan Trust
8	0.75%, 03/25/2035 Δ	8
	Prestige Automotive Receivables Trust
600	1.91%, 04/15/2020 ■	598
	Santander Drive Automotive Receivables Trust
675	2.25%, 06/17/2019	681
400	2.33%, 11/15/2019	402
2,420	2.36%, 04/15/2020	2,434
655	2.57%, 03/15/2019	663
	SBA Tower Trust
1,565	2.90%, 10/15/2044 ■Δ	1,569
	Wachovia Bank Commercial Mortgage Trust
1,406	5.31%, 11/15/2048	1,490
	Westlake Automobile Receivables Trust
1,815	0.97%, 10/16/2017 ■	1,815
		30,722

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $30,816)	$30,722

Corporate Bonds - 13.3%
	Accommodation and Food Services - 0.0%
	Sysco Corp.
$415	3.00%, 10/02/2021	$421
235	3.50%, 10/02/2024	242
		663
	Air Transportation - 0.3%
	Continental Airlines, Inc.
3,418	5.98%, 04/19/2022	3,751
	Southwest Airlines Co.
2,700	5.75%, 12/15/2016	2,917
2,576	6.15%, 08/01/2022	2,957
		9,625
	Arts, Entertainment and Recreation - 0.6%
	21st Century Fox America
385	4.00%, 10/01/2023	409
	Comcast Corp.
4,500	5.90%, 03/15/2016	4,771
	DirecTV Holdings LLC
355	3.95%, 01/15/2025	358
2,185	4.45%, 04/01/2024	2,286
	Discovery Communications, Inc.
280	3.25%, 04/01/2023	272
	Grupo Televisa S.A.B.
420	5.00%, 05/13/2045	427
	News America, Inc.
1,275	4.50%, 02/15/2021	1,396
	Sky plc
490	2.63%, 09/16/2019 ■	490
1,020	3.75%, 09/16/2024 ■	1,026
	Time Warner Cable, Inc.
4,120	5.85%, 05/01/2017	4,497
395	6.55%, 05/01/2037	509
250	7.30%, 07/01/2038	345
	Viacom, Inc.
835	3.88%, 12/15/2021	864
		17,650
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
1,950	4.50%, 05/02/2043	1,964
1,995	4.75%, 05/05/2021	2,206
	Anheuser-Busch InBev Worldwide, Inc.
3,205	7.75%, 01/15/2019	3,882
	BAT International Finance plc
2,775	3.25%, 06/07/2022 ■	2,791
	Coca-Cola Co.
500	3.30%, 09/01/2021	525
	Coca-Cola Femsa S.A.B. de C.V.
1,176	2.38%, 11/26/2018	1,197
1,300	3.88%, 11/26/2023	1,365
	Molson Coors Brewing Co.
60	2.00%, 05/01/2017	61
765	3.50%, 05/01/2022	773
495	5.00%, 05/01/2042	537
	Philip Morris International, Inc.
270	5.65%, 05/16/2018	304
		15,605
	Chemical Manufacturing - 0.0%
	Monsanto Co.
300	4.70%, 07/15/2064	315

	Computer and Electronic Product Manufacturing - 0.2%
	Apple, Inc.
1,500	2.85%, 05/06/2021	1,534
1,360	3.45%, 05/06/2024	1,424
175	4.45%, 05/06/2044	193
	EMC Corp.
1,851	1.88%, 06/01/2018	1,845
		4,996

The accompanying notes are an integral part of these financial statements.

6

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 13.3% - (continued)
	Couriers and Messengers - 0.1%
	FedEx Corp.
$270	2.63%, 08/01/2022	$264
405	2.70%, 04/15/2023	394
845	4.90%, 01/15/2034	944
1,435	5.10%, 01/15/2044	1,657
		3,259
	Finance and Insurance - 6.3%
	ACE INA Holdings, Inc.
840	3.35%, 05/15/2024	849
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	7,077
	American International Group, Inc.
925	4.13%, 02/15/2024	985
	American Tower Corp.
975	3.45%, 09/15/2021	959
	AvalonBay Communities, Inc.
760	3.63%, 10/01/2020	790
	Bank of America Corp.
3,400	4.20%, 08/26/2024	3,463
1,655	5.00%, 05/13/2021	1,847
	Barclays Bank plc
1,100	2.50%, 02/20/2019	1,115
1,300	3.75%, 05/15/2024	1,340
800	6.05%, 12/04/2017 ■	880
	BNP Paribas
2,075	2.40%, 12/12/2018	2,095
305	3.25%, 03/03/2023	311
	BP Capital Markets plc
140	3.99%, 09/26/2023	144
2,850	4.75%, 03/10/2019	3,118
	BPCE S.A.
365	2.50%, 12/10/2018	370
1,000	2.50%, 07/15/2019	1,004
1,075	4.00%, 04/15/2024	1,123
1,275	5.15%, 07/21/2024 ■	1,314
	Brandywine Operating Partnership L.P.
2,010	6.00%, 04/01/2016	2,120
	Capital One Bank
1,655	2.15%, 11/21/2018	1,646
	Capital One Financial Corp.
2,460	2.15%, 03/23/2015	2,467
2,875	3.75%, 04/24/2024	2,937
	Caterpillar Financial Services Corp.
2,000	3.30%, 06/09/2024	2,040
	CDP Financial, Inc.
3,475	4.40%, 11/25/2019 ■	3,826
	Citigroup, Inc.
1,220	2.50%, 07/29/2019	1,221
1,000	4.95%, 11/07/2043	1,115
690	5.30%, 05/06/2044	756
1,850	5.85%, 08/02/2016	1,979
2,700	6.13%, 05/15/2018	3,056
520	8.13%, 07/15/2039	796
	Compass Bank
505	2.75%, 09/29/2019	505
	Credit Agricole S.A.
1,950	2.50%, 04/15/2019 ■	1,972
	Credit Suisse New York
945	2.30%, 05/28/2019	944
855	3.00%, 10/29/2021	851
1,575	3.63%, 09/09/2024	1,602
	Discover Financial Services
3,620	6.45%, 06/12/2017	4,000
	Eaton Vance Corp.
614	6.50%, 10/02/2017	689
	Fifth Third Bancorp
300	2.88%, 10/01/2021	300
	Five Corners Funding Trust
1,440	4.42%, 11/15/2023 ■	1,523
	Ford Motor Credit Co. LLC
2,985	2.38%, 03/12/2019	2,964
	General Electric Capital Corp.
4,300	4.63%, 01/07/2021	4,793
5,000	5.88%, 01/14/2038	6,327
	Goldman Sachs Group, Inc.
3,335	2.38%, 01/22/2018	3,369
2,975	5.63%, 01/15/2017	3,191
1,700	6.15%, 04/01/2018	1,908
2,590	6.25%, 02/01/2041	3,274
	HCP, Inc.
2,030	6.00%, 01/30/2017	2,215
	HSBC Holdings plc
3,010	6.10%, 01/14/2042	4,019
	Huntington National Bank
760	2.20%, 04/01/2019	755
	ING Bank N.V.
5,200	3.75%, 03/07/2017 ■	5,442
	JP Morgan Chase & Co.
2,240	3.25%, 09/23/2022	2,253
850	3.38%, 05/01/2023	841
2,000	4.95%, 03/25/2020	2,209
1,080	5.40%, 01/06/2042	1,270
	Korea Development Bank
2,600	2.50%, 03/11/2020	2,587
	Korea Finance Corp.
965	2.88%, 08/22/2018	986
	Liberty Mutual Group, Inc.
550	4.25%, 06/15/2023 ■	567
	Loews Corp.
835	2.63%, 05/15/2023	789
	Merrill Lynch & Co., Inc.
1,000	6.40%, 08/28/2017	1,114
6,000	6.88%, 04/25/2018	6,892
	MetLife, Inc.
305	1.90%, 12/15/2017	306
2,385	3.60%, 04/10/2024	2,448
1,210	4.88%, 11/13/2043	1,366
	Morgan Stanley
4,875	2.50%, 01/24/2019	4,879
1,000	3.70%, 10/23/2024	1,014
250	5.63%, 09/23/2019	282
	National City Corp.
4,250	6.88%, 05/15/2019	4,993
	Postal Square L.P.
11,291	8.95%, 06/15/2022	13,921
	Prudential Financial, Inc.
1,500	3.50%, 05/15/2024	1,525
3,000	5.50%, 03/15/2016	3,160

The accompanying notes are an integral part of these financial statements.

7

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 13.3% - (continued)
	Finance and Insurance - 6.3% - (continued)
	Rabobank Nederland
$3,900	3.20%, 03/11/2015 ■	$3,919
	Republic New York Capital I
500	7.75%, 11/15/2026	504
	Scentre Group
1,735	2.38%, 11/05/2019 ■	1,722
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	5,711
	State Grid Overseas Investment
1,795	2.75%, 05/07/2019 ■	1,803
	Synchrony Financial
355	3.00%, 08/15/2019	359
	Teachers Insurance & Annuity Association of America
505	4.90%, 09/15/2044 ■	563
	U.S. Bancorp
780	3.70%, 01/30/2024	820
	UBS AG Stamford CT
235	5.88%, 12/20/2017	262
	Wachovia Corp.
1,000	5.75%, 06/15/2017	1,104
	Wellpoint, Inc.
421	3.30%, 01/15/2023	421
	Wells Fargo & Co.
10,344	4.48%, 01/16/2024	11,029
		185,005
	Food Manufacturing - 0.2%
	ConAgra Foods, Inc.
265	1.90%, 01/25/2018	263
	Grupo Bimbo S.A.B. de C.V.
630	3.88%, 06/27/2024 ■	632
	Kraft Foods Group, Inc.
555	2.25%, 06/05/2017	564
300	3.50%, 06/06/2022	308
	Mondelez International, Inc.
165	4.00%, 02/01/2024	173
3,800	4.13%, 02/09/2016	3,941
	Tyson Foods, Inc.
300	2.65%, 08/15/2019	303
		6,184
	Health Care and Social Assistance - 0.9%
	Actavis Funding SCS
1,200	4.85%, 06/15/2044	1,218
	Bayer Finance LLC
260	2.38%, 10/08/2019 ■	261
1,215	3.00%, 10/08/2021 ■	1,225
395	3.38%, 10/08/2024 ■	402
	Cardinal Health, Inc.
990	2.40%, 11/15/2019	987
880	3.50%, 11/15/2024	877
1,035	4.50%, 11/15/2044	1,066
	Catholic Health Initiatives
765	2.60%, 08/01/2018	775
	Celgene Corp.
230	2.25%, 05/15/2019	228
535	3.63%, 05/15/2024	546
	CVS Caremark Corp.
2,350	4.00%, 12/05/2023	2,487
	Dignity Health
180	2.64%, 11/01/2019	181
380	3.81%, 11/01/2024	392
	Eli Lilly & Co.
1,015	4.65%, 06/15/2044	1,138
	Express Scripts Holding Co.
1,525	2.25%, 06/15/2019	1,509
2,195	3.50%, 06/15/2024	2,187
	Forest Laboratories, Inc.
305	4.88%, 02/15/2021 ■	327
	Gilead Sciences, Inc.
935	3.50%, 02/01/2025	960
930	3.70%, 04/01/2024	975
405	4.50%, 02/01/2045	433
	Kaiser Foundation Hospitals
326	3.50%, 04/01/2022	336
640	4.88%, 04/01/2042	738
	McKesson Corp.
100	2.85%, 03/15/2023	95
990	3.80%, 03/15/2024	1,017
	Medtronic, Inc.
545	2.50%, 03/15/2020 ■	546
775	3.15%, 03/15/2022 ■	785
1,230	3.50%, 03/15/2025 ■	1,258
310	3.63%, 03/15/2024	322
795	4.38%, 03/15/2035 ■	843
270	4.63%, 03/15/2045 ■	293
	Merck & Co., Inc.
1,640	2.80%, 05/18/2023	1,629
630	4.15%, 05/18/2043	670
	Zoetis, Inc.
150	3.25%, 02/01/2023	148
180	4.70%, 02/01/2043	183
		27,037
	Information - 0.8%
	America Movil S.A.B. de C.V.
635	3.13%, 07/16/2022	626
530	4.38%, 07/16/2042	508
	AT&T, Inc.
2,510	6.80%, 05/15/2036	3,323
	COX Communications, Inc.
1,500	4.80%, 02/01/2035 ■	1,563
	Orange S.A.
3,200	4.13%, 09/14/2021	3,428
	Verizon Communications, Inc.
425	3.45%, 03/15/2021	435
2,415	3.50%, 11/01/2021	2,469
4,795	4.50%, 09/15/2020	5,206
715	4.75%, 11/01/2041	733
3,590	6.40%, 09/15/2033	4,422
		22,713
	Machinery Manufacturing - 0.1%
	Caterpillar, Inc.
835	3.40%, 05/15/2024	858
450	4.30%, 05/15/2044	481
	Hutchison Whampoa International Ltd.
1,000	3.63%, 10/31/2024 ■	1,004
	Parker-Hannifin Corp.
450	4.45%, 11/21/2044	485
		2,828

The accompanying notes are an integral part of these financial statements.

8

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 13.3% - (continued)
	Mining - 0.1%
	BHP Billiton Finance USA Ltd.
$1,720	3.85%, 09/30/2023	$1,811
	Rio Tinto Finance USA Ltd.
1,905	3.75%, 09/20/2021	1,958
		3,769
	Miscellaneous Manufacturing - 0.0%
	United Technologies Corp.
365	3.10%, 06/01/2022	372

	Motor Vehicle and Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
5,600	2.63%, 09/15/2016 ■	5,737
	Volkswagen Group of America Finance LLC
580	2.45%, 11/20/2019 ■	584
		6,321
	Petroleum and Coal Products Manufacturing - 0.8%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	6,561
	BG Energy Capital plc
2,450	4.00%, 10/15/2021 ■	2,520
	ConocoPhillips
200	2.88%, 11/15/2021	202
395	4.30%, 11/15/2044	413
	Devon Energy Corp.
370	3.25%, 05/15/2022	363
	EnCana Corp.
305	5.90%, 12/01/2017	333
	Gazprom Neft OAO via GPN Capital S.A.
350	4.38%, 09/19/2022 ■	255
	Phillips 66
845	4.88%, 11/15/2044	865
	Schlumberger Investment S.A.
1,625	3.65%, 12/01/2023	1,699
	Shell International Finance B.V.
500	4.38%, 03/25/2020	548
	Statoil ASA
340	2.25%, 11/08/2019	340
160	2.45%, 01/17/2023	153
145	2.65%, 01/15/2024	141
495	2.75%, 11/10/2021	496
1,850	2.90%, 11/08/2020	1,892
210	3.25%, 11/10/2024	211
45	3.70%, 03/01/2024	47
	Suncor Energy, Inc.
615	3.60%, 12/01/2024	608
	Total Capital S.A.
1,375	2.70%, 01/25/2023	1,331
	Western Gas Partners
2,470	4.00%, 07/01/2022	2,504
		21,482
	Pipeline Transportation - 0.3%
	Enterprise Products Operating LLC
950	5.10%, 02/15/2045	1,021
	Kinder Morgan Energy Partners L.P.
5,000	6.95%, 01/15/2038	5,771
	Plains All American Pipeline L.P.
1,000	4.90%, 02/15/2045	1,016
		7,808
	Real Estate, Rental and Leasing - 0.2%
	ERAC USA Finance Co.
655	2.35%, 10/15/2019 ■	650
340	2.75%, 03/15/2017 ■	349
1,800	4.50%, 08/16/2021 ■	1,925
1,500	5.63%, 03/15/2042 ■	1,751
	WEA Finance, LLC / Westfiled UK & Europe Finance plc
480	1.75%, 09/15/2017 ■	477
730	2.70%, 09/17/2019 ■	730
		5,882
	Retail Trade - 0.4%
	Amazon.com, Inc.
1,550	2.50%, 11/29/2022	1,467
465	4.80%, 12/05/2034	488
570	4.95%, 12/05/2044	589
	AutoZone, Inc.
900	3.13%, 07/15/2023	885
1,908	3.70%, 04/15/2022	1,963
	Home Depot, Inc.
325	4.40%, 03/15/2045	355
	Kroger (The) Co.
620	3.30%, 01/15/2021	629
1,065	4.00%, 02/01/2024	1,118
	Lowe's Cos., Inc.
3,400	4.63%, 04/15/2020	3,748
		11,242
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
7,769	9.36%, 01/01/2021	9,592

	Utilities - 0.9%
	Berkshire Hathaway Energy Co.
1,700	4.50%, 02/01/2045 ■	1,779
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	4,978
	Dominion Resources, Inc.
2,850	3.63%, 12/01/2024	2,887
	Electricitie De France
2,375	4.88%, 01/22/2044 ■	2,636
2,375	5.63%, 01/22/2024 ■♠	2,503
	Indianapolis Power and Light
3,750	6.60%, 06/01/2037 ■	5,333
	NiSource Finance Corp.
340	4.80%, 02/15/2044	362
	Pacific Gas & Electric Co.
695	3.85%, 11/15/2023	724
435	5.13%, 11/15/2043	498
	Southern California Edison Co.
4,000	5.55%, 01/15/2037	4,979
		26,679
	Wholesale Trade - 0.1%
	Heineken N.V.
1,330	2.75%, 04/01/2023 ■	1,282
50	4.00%, 10/01/2042 ■	49
		1,331
	Total Corporate Bonds
	(Cost $361,913)	$390,358

The accompanying notes are an integral part of these financial statements.

9

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Foreign Government Obligations - 0.1%
	Mexico - 0.1%
	Mexico (United Mexican States)
$1,674	3.50%, 01/21/2021	$1,709
2,375	3.60%, 01/30/2025	2,367
		$4,076
	Total Foreign Government Obligations
	(Cost $4,022)	$4,076

Municipal Bonds - 1.2%
	General Obligations - 0.3%
	California State GO, Taxable,
$1,235	7.55%, 04/01/2039	$1,906
	Chicago, IL, Metropolitan Water Reclamation GO,
685	5.72%, 12/01/2038	852
	Illinois State, GO,
775	5.10%, 06/01/2033	769
	Los Angeles, CA, USD GO,
4,300	5.75%, 07/01/2034	5,426
		8,953
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
1,935	6.58%, 05/15/2049	2,643

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
1,960	5.77%, 05/15/2043	2,519

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,999

	Transportation - 0.5%
	Bay Area, CA, Toll Auth Bridge Rev,
3,100	6.26%, 04/01/2049	4,368
	Illinois State Toll Highway Auth, Taxable Rev,
1,875	6.18%, 01/01/2034	2,427
	Maryland State Transportation Auth,
1,350	5.89%, 07/01/2043	1,785
	New York and New Jersey PA, Taxable Rev,
975	5.86%, 12/01/2024	1,201
570	6.04%, 12/01/2029	722
	North Texas Tollway Auth Rev,
3,400	6.72%, 01/01/2049	4,922
		15,425
	Utilities - Combined - 0.0%
	Utility Debt Securitization Auth, New York,
485	3.44%, 12/15/2025	507

	Utilities - Electric - 0.1%
	Municipal Elec Auth Georgia,
775	6.64%, 04/01/2057	1,027

	Total Municipal Bonds
	(Cost $26,158)	$34,073

U.S. Government Agencies - 2.4%
	FHLMC - 0.4%
$88	2.28%, 04/01/2029 Δ	$91
49	4.00%, 03/01/2041	52
10,085	4.50%, 08/01/2033 - 01/01/2044	10,966
		11,109
	FNMA - 1.7%
46,024	4.50%, 11/01/2023 - 10/01/2044 ☼Ð	50,009
84	5.00%, 02/01/2019 - 04/01/2019	90
1	7.00%, 02/01/2029	1
		50,100
	GNMA - 0.3%
223	5.00%, 07/15/2037	247
2,235	6.00%, 06/15/2024 - 06/15/2035	2,547
710	6.50%, 03/15/2026 - 02/15/2035	811
3,279	7.00%, 11/15/2031 - 11/15/2033	3,896
160	7.50%, 09/16/2035	184
664	8.00%, 09/15/2026 - 02/15/2031	730
19	9.00%, 07/20/2016 - 06/15/2022	19
		8,434
	Total U.S. Government Agencies
	(Cost $68,138)	$69,643

U.S. Government Securities - 16.7%
Other Direct Federal Obligations - 0.8%
	Tennessee Valley Authority - 0.8%
$22,300	4.38%, 06/15/2015	$22,699

U.S. Treasury Securities - 15.9%
	U.S. Treasury Bonds - 2.4%
18,211	2.88%, 05/15/2043 ‡	18,626
10,932	3.13%, 02/15/2043 - 08/15/2044	11,768
9,510	3.38%, 05/15/2044	10,706
22,000	4.38%, 02/15/2038 □	28,787
1,750	6.00%, 02/15/2026	2,399
		72,286
	U.S. Treasury Notes - 13.5%
15,800	0.38%, 05/31/2016	15,790
80,000	0.50%, 08/31/2016	79,969
33,300	0.63%, 05/31/2017 - 08/31/2017	33,014
5,343	0.88%, 01/31/2017	5,358
18,800	1.00%, 09/15/2017 - 05/31/2018	18,739
8,300	1.25%, 11/30/2018	8,242
36,835	1.38%, 09/30/2018	36,800
28,700	1.50%, 06/30/2016	29,133
37,000	1.63%, 07/31/2019	37,058
41,035	1.75%, 09/30/2019	41,275
3,100	2.00%, 04/30/2016	3,165
700	2.25%, 11/15/2024	705
13,095	2.38%, 08/15/2024	13,338
43,000	2.75%, 02/15/2019 - 02/15/2024	45,246
24,575	3.88%, 05/15/2018	26,718
		394,550
		466,836
	Total U.S. Government Securities
	(Cost $472,399)	$489,535

	Total Long-Term Investments
	(Cost $2,217,269)	$2,909,640

The accompanying notes are an integral part of these financial statements.

10

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 0.7%
Repurchase Agreements - 0.7%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $21, collateralized by U.S. Treasury Note 0.75%, 2018, value of $21)
$21	0.05%, 12/31/2014		$21
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $108, collateralized by U.S. Treasury Note 2.50%, 2024, value of $110)
108	0.07%, 12/31/2014		108
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,809, collateralized by U.S. Treasury Bond
3.88% - 5.25%, 2029 - 2040, U.S. Treasury
Note 0.25% - 4.63%, 2015 - 2022, value of
	$2,865)
2,809	0.06%, 12/31/2014		2,809
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$1,224, collateralized by FHLMC 2.00% -
5.50%, 2019 - 2044, FNMA 2.00% - 4.00%,
2024 - 2042, GNMA 3.00%, 2043, U.S.
	Treasury Bill 0.07%, 2015, value of $1,248)
1,224	0.07%, 12/31/2014		1,224
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$3,008, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $3,069)
3,008	0.05%, 12/31/2014		3,008
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $5,377, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 -
	2022, value of $5,484)
5,377	0.06%, 12/31/2014		5,377
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $873, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00% -
9.50%, 2015 - 2049, GNMA 2.50% - 10.00%,
	2016 - 2055, value of $890)
873	0.12%, 12/31/2014		873
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $229, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $233)
229	0.07%, 12/31/2014		229
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,558, collateralized by U.S. Treasury Bond
8.75%, 2020, U.S. Treasury Note 0.25% -
	2.88%, 2015 - 2022, value of $2,609)
2,558	0.07%, 12/31/2014		2,558
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $5,478, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $5,588)
5,478	0.08%, 12/31/2014		5,478
			21,685
	Total Short-Term Investments
	(Cost $21,685)		$21,685

	Total Investments
	(Cost $2,238,954) ▲	100.2%	$2,931,325
	Other Assets and Liabilities	(0.2)%	(7,301)
	Total Net Assets	100.0%	$2,924,024

The accompanying notes are an integral part of these financial statements.

11

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $2,249,398 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$706,178
Unrealized Depreciation	(24,251)
Net Unrealized Appreciation	$681,927

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $21,746, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $73,332, which represents 2.5% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	11,702	Allstar Co.	$5,091
11/2013	163	Tory Burch LLC	12,794

At December 31, 2014, the aggregate value of these securities was $21,746, which represents 0.7% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $14,769 at December 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Ð	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.

12

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at December 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 10-Year Note Future	257	03/20/2015	$32,637	$32,587	$—	$(50)	$56	$—
U.S. Treasury CME Ultra Long Term Bond Future	21	03/20/2015	3,313	3,469	156	—	7	—
Total					$156	$(50)	$63	$—
Short position contracts:
U.S. Treasury 5-Year Note Future	230	03/31/2015	$27,311	$27,354	$—	$(43)	$—	$(36)

Total futures contracts					$156	$(93)	$63	$(36)

* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

13

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$30,722	$—	$30,714	$8
Common Stocks ‡	1,891,233	1,810,038	59,449	21,746
Corporate Bonds	390,358	—	369,729	20,629
Foreign Government Obligations	4,076	—	4,076	—
Municipal Bonds	34,073	—	34,073	—
U.S. Government Agencies	69,643	—	69,643	—
U.S. Government Securities	489,535	—	489,535	—
Short-Term Investments	21,685	—	21,685	—
Total	$2,931,325	$1,810,038	$1,078,904	$42,383
Futures *	$156	$156	$—	$—
Total	$156	$156	$—	$—
Liabilities:
Futures *	$93	$93	$—	$—
Total	$93	$93	$—	$—

♦	For the year ended December 31, 2014, investments valued at $21,767 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$8	$—	$—	*	$—	$—	$—	$—	$—	$8
Common Stocks	38,005	—	(14,435	)†	—	—	(1,824)	—	—	21,746
Corporate Bonds	22,994	(90)	(832	)‡	(103)	—	(1,340)	—	—	20,629
Total	$61,007	$(90)	$(15,267)		$(103)	$—	$(3,164)	$—	$—	$42,383

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 rounds to zero.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(14,435).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(831).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

14

Hartford Balanced HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,238,954)	$2,931,325
Cash	11
Receivables:
Investment securities sold	13,951
Fund shares sold	134
Dividends and interest	10,006
Variation margin on financial derivative instruments	63
Total assets	2,955,490
Liabilities:
Payables:
Investment securities purchased	28,542
Fund shares redeemed	2,323
Investment management fees	398
Distribution fees	20
Variation margin on financial derivative instruments	36
Accrued expenses	147
Other liabilities	—
Total liabilities	31,466
Net assets	$2,924,024
Summary of Net Assets:
Capital stock and paid-in-capital	$2,640,585
Undistributed net investment income	12,146
Accumulated net realized loss	(421,083)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	692,376
Net assets	$2,924,024
Shares authorized	9,700,000
Par value	$0.001
Class IA: Net asset value per share	$27.09
Shares outstanding	94,568
Net assets	$2,561,814
Class IB: Net asset value per share	$27.45
Shares outstanding	13,194
Net assets	$362,210

The accompanying notes are an integral part of these financial statements.

15

Hartford Balanced HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$44,235
Interest	28,628
Less: Foreign tax withheld	(567)
Total investment income, net	72,296

Expenses:
Investment management fees	18,661
Transfer agent fees	6
Distribution fees - Class IB	945
Custodian fees	20
Accounting services fees	485
Board of Directors' fees	78
Audit fees	43
Other expenses	404
Total expenses (before fees paid indirectly)	20,642
Commission recapture	(2)
Custodian fee offset	—
Total fees paid indirectly	(2)
Total expenses, net	20,640
Net Investment Income	51,656

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	275,753
Net realized loss on TBA sale transactions	(71)
Net realized gain on futures contracts	434
Net realized gain on swap contracts	185
Net realized gain on foreign currency contracts	122
Net realized loss on other foreign currency transactions	(71)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	276,352

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(47,388)
Net unrealized depreciation of TBA sale commitments	(4)
Net unrealized appreciation of futures contracts	63
Net unrealized depreciation of swap contracts	(158)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(80)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(47,567)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	228,785
Net Increase in Net Assets Resulting from Operations	$280,441

The accompanying notes are an integral part of these financial statements.

16

Hartford Balanced HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$51,656	$55,047
Net realized gain on investments, other financial instruments and foreign currency transactions	276,352	249,371
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(47,567)	311,490
Net Increase in Net Assets Resulting from Operations	280,441	615,908
Distributions to Shareholders:
From net investment income
Class IA	(45,324)	(40,827)
Class IB	(5,428)	(4,827)
Total distributions	(50,752)	(45,654)
Capital Share Transactions:
Class IA
Sold	26,556	66,768
Issued on reinvestment of distributions	45,324	40,827
Redeemed	(493,777)	(576,929)
Total capital share transactions	(421,897)	(469,334)
Class IB
Sold	3,393	32,394
Issued on reinvestment of distributions	5,428	4,827
Redeemed	(74,968)	(116,032)
Total capital share transactions	(66,147)	(78,811)
Net decrease from capital share transactions	(488,044)	(548,145)
Net Increase (Decrease) in Net Assets	(258,355)	22,109
Net Assets:
Beginning of period	3,182,379	3,160,270
End of period	$2,924,024	$3,182,379
Undistributed (distributions in excess of) net investment income	$12,146	$10,106
Shares:
Class IA
Sold	1,016	2,884
Issued on reinvestment of distributions	1,666	1,648
Redeemed	(18,918)	(24,684)
Total share activity	(16,236)	(20,152)
Class IB
Sold	127	1,370
Issued on reinvestment of distributions	197	192
Redeemed	(2,838)	(4,918)
Total share activity	(2,514)	(3,356)

The accompanying notes are an integral part of these financial statements.

17

Hartford Balanced HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford Balanced HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee. Class IC shares have not commenced operations as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

18

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

19

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

20

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the

21

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be-announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of December 31, 2014, which may be a part of dollar roll transactions.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee

22

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are

23

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swap contracts as of December 31, 2014.

24

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$63	$—	$—	$—	$—	$—	$63
Total	$63	$—	$—	$—	$—	$—	$63

Liabilities:
Variation margin payable *	$36	$—	$—	$—	$—	$—	$36
Total	$36	$—	$—	$—	$—	$—	$36

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $63 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$434	$—	$—	$—	$—	$—	$434
Net realized gain on swap contracts	—	—	185	—	—	—	185
Net realized gain on foreign currency contracts	—	122	—	—	—	—	122
Total	$434	$122	$185	$—	$—	$—	$741

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$63	$—	$—	$—	$—	$—	$63
Net change in unrealized depreciation of swap contracts	—	—	(158)	—	—	—	(158)
Total	$63	$—	$(158)	$—	$—	$—	$(95)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties for certain derivative types. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

25

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$63	$(36)	$—	$—	$27
Total subject to a master netting or similar arrangement	$63	$(36)	$—	$—	$27

* Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - variation margin payable	$36	$(36)	$(563)	$—	$—
Total subject to a master netting or similar arrangement	$36	$(36)	$(563)	$—	$—

* Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity

26

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$50,752	$45,654

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$12,146
Accumulated Capital and Other Losses*	(410,576)
Unrealized Appreciation†	681,869
Total Accumulated Earnings	$283,439

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

27

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,136
Accumulated Net Realized Gain (Loss)	(1,136)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$410,576
Total	$410,576

During the year ended December 31, 2014, the Fund utilized $272,973 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

28

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

Effective January 1, 2015, the investment manager has voluntarily agreed to waive investment management fees of 0.02% of average daily net assets until December 31, 2015.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.013%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund,  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.65%
Class IB	0.90

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The

29

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $4. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,188,407	$287,666	$1,476,073
Sales Proceeds	1,656,230	258,716	1,914,946

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers

30

Hartford Balanced HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

31

Hartford Balanced HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─_
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$25.11	$0.45	$2.01	$2.46	$(0.48)	$—	$(0.48)	$27.09	9.79%	$2,561,814	0.65%	0.65%	1.73%
IB	25.44	0.39	2.03	2.42	(0.41)	—	(0.41)	27.45	9.51	362,210	0.90	0.90	1.49

For the Year Ended December 31, 2013
IA	$21.03	$0.41	$4.04	$4.45	$(0.37)	$—	$(0.37)	$25.11	21.19%	$2,782,698	0.65%	0.65%	1.75%
IB	21.30	0.35	4.10	4.45	(0.31)	—	(0.31)	25.44	20.88	399,681	0.90	0.90	1.50

For the Year Ended December 31, 2012 (D)
IA	$19.34	$0.47	$1.85	$2.32	$(0.63)	$—	$(0.63)	$21.03	12.02%	$2,754,114	0.65%	0.65%	1.98%
IB	19.58	0.43	1.86	2.29	(0.57)	—	(0.57)	21.30	11.74	406,156	0.90	0.90	1.73

For the Year Ended December 31, 2011 (D)
IA	$19.32	$0.41	$(0.06)	$0.35	$(0.33)	$—	$(0.33)	$19.34	1.86%	$2,959,019	0.64%	0.64%	1.84%
IB	19.55	0.36	(0.05)	0.31	(0.28)	—	(0.28)	19.58	1.61	455,939	0.89	0.89	1.59

For the Year Ended December 31, 2010
IA	$17.47	$0.30	$1.82	$2.12	$(0.27)	$—	$(0.27)	$19.32	12.14%	$3,539,983	0.65%	0.65%	1.68%
IB	17.68	0.26	1.83	2.09	(0.22)	—	(0.22)	19.55	11.86	556,169	0.90	0.90	1.43

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	29%
For the Year Ended December 31, 2013	31
For the Year Ended December 31, 2012	28
For the Year Ended December 31, 2011	34
For the Year Ended December 31, 2010	65(A)

(A)	During the year ended December 31, 2010, the Fund incurred $204.5 million in purchases associated with the transition of assets from Hartford Global Advisers HLS Fund, which merged into the Fund on March 19, 2010. These purchases were excluded from the portfolio turnover calculation.

32

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Balanced HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Balanced HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

33

Hartford Balanced HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

34

Hartford Balanced HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

35

Hartford Balanced HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

Hartford Balanced HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,036.40	$3.34	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,035.20	$4.62	$1,000.00	$1,020.67	$4.58	0.90	184	365

37

Hartford Balanced HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Balanced HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’

38

Hartford Balanced HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its blended custom benchmark for the 1-year period and in line with its blended custom benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

39

Hartford Balanced HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that in response to a request from the Board, HFMC had agreed to waive 0.02% of its contractual management fee for the Fund from January 1, 2015 to December 31, 2015.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services.

40

Hartford Balanced HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

Hartford Balanced HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

42

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

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c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

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as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in

the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

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d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

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use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-B14   2-15        115336-2       Printed in U.S.A.

HARTFORDFUNDS

HARTFORD CAPITAL APPRECIATION HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Capital Appreciation HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Capital Appreciation HLS Fund inception 04/02/1984
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Capital Appreciation IA	7.31%	12.76%	8.56%
Capital Appreciation IB	7.04%	12.48%	8.29%
Capital Appreciation IC	6.79%	12.20%	8.03%
Russell 3000 Index	12.56%	15.63%	7.94%
S&P 500 Index	13.69%	15.45%	7.67%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC share performance.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA, Class IB and IC were 0.67%, 0.92% and 1.17%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Capital Appreciation HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Managers
Saul J. Pannell, CFA	Gregg R. Thomas, CFA	Kent M. Stahl, CFA
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Director of Risk Management	Senior Managing Director and Director of Investments and Risk Management
Francis J. Boggan, CFA	Nicolas M. Choumenkovitch	Peter I. Higgins, CFA
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager
Donald J. Kilbride	Paul E. Marrkand, CFA*	Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager
David W. Palmer, CFA	Philip W. Ruedi, CFA*
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Porfolio Manager

* Effective June 3, 2014, Philip W. Ruedi replaced Paul E. Marrkand as a portfolio manager.

How did the Fund perform?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 7.31% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 12.56% and 13.69%, respectively, for the same period. The Fund also underperformed the 9.73% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels.

Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks. Within the Russell 3000 Index, nine of ten sectors posted positive gains. Utilities (+27%), Healthcare (+25%), and Information Technology (+18%) led the Russell 3000 index higher while Energy (-10%), Telecommunication Services (+2%), and Materials (+6%) lagged on a relative basis.

The Fund underperformed the Russell 3000 Index primarily due to security selection. Security selection was weakest within the Financials, Energy, and Industrials sectors. This was partially offset by strong selection within the Healthcare sector. Sector allocation modestly detracted from performance relative to the Russell 3000 Index during the period. An underweight to the Utilities sector and an overweight to the Consumer Discretionary sector detracted from returns relative to the Russell 3000 Index, which was partially offset by an overweight to Information Technology and an underweight to Telecommunication Services.

The largest detractors from returns relative to the Russell 3000 Index were Standard Chartered (Financials), Apple (Information Technology), and Pioneer Natural Resource (Energy). Standard Chartered, a U.K.-based global bank serving retail and commercial clients, underperformed after the bank posted a drop in third-quarter profits from a year ago as impairments for bad loans almost doubled and regulatory compliance costs increased. Shares of Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers, hit record highs during the period driven primarily by strong demand for the iPhone 6 and iPhone 6 Plus. Our relative underweight position in the strong performing Russell 3000 Index constituent detracted from returns relative to the Russell 3000 Index during the period. Shares of Pioneer Natural Resource, a U.S.-based oil and production company, underperformed as the oil sector saw the sharpest sell-off in three years following the Organization of

3

Hartford Capital Appreciation HLS Fund

Manager Discussion – (continued)

December 31, 2014 (Unaudited)

the Petroleum Exporting Countries’ (OPEC’s) decision not to cut production amidst declining oil prices. Best Buy (Consumer Discretionary) and BG Group (Energy) were among top absolute detractors during the period.

The top contributors to performance relative to the Russell 3000 Index during the quarter included Micron Technology (Information Technology), NXP Semiconductors (Information Technology) and Gilead Sciences (Healthcare). Shares of Micron Technology, a semiconductor manufacturer specializing in NAND Flash, DRAM, and NOR Flash memory devices, rose during the period due to improving expectations for demand for the company's products and solid execution. Shares of NXP Semiconductors, a Netherlands-based semiconductor company, outperformed as the company continued to show strong earnings quality, cash flow quality, operating efficiency, and balance sheet quality. Shares of Gilead Sciences, a U.S.-based biopharmaceutical company, outperformed after the company reported better-than-expected quarterly revenue and earnings driven by strong sales of Sovaldi (a hepatitis C drug). Bristol-Myers (Healthcare) was among top absolute contributors during the period.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

Despite challenging valuations, we remain constructive on the U.S. In our view, the economy is now experiencing what we believe is a self-sustaining expansion. We believe GDP is likely to get a modest net boost from the oil price decline, and the labor market continues to appear robust, which is suggestive of higher wages going forward. This balance between strong fundamentals and challenging valuations leaves us positive but alert for any changes to the growth outlook. Also, given our outlook for inflation, a v-shaped trajectory with the second quarter of 2015 likely acting as a bottom, we are closely monitoring the actions of the Fed. We believe the focus on what happens to wages and core inflation, which is inflation measured excluding Consumer Price Index items that have volatile prices, will be their guide to moving policy. As a result, we expect a gradual increase in policy rates in the second half of 2015.

At the end of the period the Fund was most overweight the Information Technology, Healthcare, and Consumer Discretionary sectors relative to the Russell 3000 Index. The Fund was most underweight the Financials, Consumer Staples, and Utilities sectors at the end of the period relative to the Russell 3000 Index.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.9%
Consumer Staples	5.3
Energy	6.3
Financials	14.3
Health Care	16.2
Industrials	11.0
Information Technology	24.5
Materials	4.2
Services	0.9
Utilities	1.1
Total	98.7%
Short-Term Investments	1.3
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Capital Appreciation HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.1%
	Automobiles and Components - 1.6%
76	Delphi Automotive plc	$5,535
3,658	Dongfeng Motor Group Co., Ltd.	5,117
125	Fiat Chrysler Automobiles	1,448
514	Fiat Chrysler Automobiles N.V. ●	5,971
2,162	Goodyear (The) Tire & Rubber Co.	61,769
508	Harley-Davidson, Inc.	33,495
		113,335
	Banks - 2.6%
6,908	Alpha Bank A.E. ●	3,881
22,993	Bank of Ireland ●	8,629
170	First Republic Bank	8,865
884	ICICI Bank Ltd.	10,215
118	M&T Bank Corp.	14,833
2,052	Mitsubishi UFJ Financial Group, Inc.	11,273
19,357	Mizuho Financial Group, Inc.	32,449
688	PNC Financial Services Group, Inc.	62,790
56	South State Corp.	3,777
507	Wells Fargo & Co.	27,802
		184,514
	Capital Goods - 6.4%
55	3M Co.	8,991
48	Acuity Brands, Inc.	6,773
588	AECOM Technology Corp. ●	17,861
260	AMETEK, Inc.	13,672
147	Assa Abloy Ab	7,743
340	Belden, Inc.	26,767
6,083	Capstone Turbine Corp. ●	4,497
66	Danaher Corp.	5,685
123	DigitalGlobe, Inc. ●	3,808
436	Eaton Corp. plc	29,634
182	Fastenal Co.	8,634
245	Generac Holdings, Inc. ●	11,463
319	HD Supply Holdings, Inc. ●	9,398
130	Lockheed Martin Corp.	25,049
364	Nidec Corp.	23,496
157	Northrop Grumman Corp.	23,118
311	Owens Corning, Inc.	11,154
86	Polypore International, Inc. ●	4,034
725	Raytheon Co.	78,454
249	Rexel S.A.	4,463
498	Safran S.A.	30,725
114	Schneider Electric S.A.	8,337
33	Sulzer AG	3,493
62	Teledyne Technologies, Inc. ●	6,362
138	Textron, Inc.	5,805
141	TransDigm Group, Inc.	27,599
212	United Technologies Corp.	24,334
373	Vallourec S.A.	10,099
241	WESCO International, Inc. ●	18,383
		459,831
	Commercial and Professional Services - 1.1%
192	Clean Harbors, Inc. ●	9,203
601	Enernoc, Inc. ●	9,283
285	Equifax, Inc.	23,056
337	Herman Miller, Inc.	9,921
48	IHS, Inc. ●	5,435
550	Knoll, Inc.	11,637
100	Manpowergroup, Inc.	6,810
82	Robert Half International, Inc.	4,789
		80,134
	Consumer Durables and Apparel - 2.5%
569	D.R. Horton, Inc.	14,380
580	Electrolux AB Series B	16,935
93	Fossil Group, Inc. ●	10,349
100	GoPro, Inc. ●	6,303
47	Harman International Industries, Inc.	5,048
442	Kate Spade & Co. ●	14,135
106	Lennar Corp.	4,745
177	Luxottica Group S.p.A.	9,706
1,975	Pulte Group, Inc.	42,386
156	PVH Corp.	19,941
1,278	Sony Corp.	26,091
271	Vera Bradley, Inc. ●	5,514
41	Whirlpool Corp.	8,018
		183,551
	Consumer Services - 2.4%
470	American Public Education, Inc. ●	17,347
11	Chipotle Mexican Grill, Inc. ●	7,759
313	Grand Canyon Education, Inc. ●	14,605
585	Hilton Worldwide Holdings, Inc. ●	15,257
348	Las Vegas Sands Corp.	20,257
329	McDonald's Corp.	30,798
139	Norwegian Cruise Line Holdings Ltd. ●	6,481
20	Outerwall, Inc. ●	1,490
44	Panera Bread Co. Class A ●	7,693
705	Sands China Ltd.	3,433
71	Starbucks Corp.	5,790
482	Wyndham Worldwide Corp.	41,359
		172,269
	Diversified Financials - 5.5%
71	Ameriprise Financial, Inc.	9,333
219	Banca Generali S.p.A.	6,081
148	BlackRock, Inc.	52,990
1,771	Citigroup, Inc.	95,830
307	Hong Kong Exchanges & Clearing Ltd.	6,786
25	Intercontinental Exchange, Inc.	5,460
1,865	JP Morgan Chase & Co.	116,706
698	Julius Baer Group Ltd.	31,851
212	Legg Mason, Inc.	11,323
127	Northern Trust Corp.	8,545
334	Platform Specialty Products Corp. ●	7,756
217	PRA Group, Inc. ●	12,545
127	Raymond James Financial, Inc.	7,264
163	Santander Consumer USA Holdings, Inc.	3,189
75	Solar Cayman Ltd. ⌂■●†	5
422	Waddell & Reed Financial, Inc. Class A	21,049
		396,713
	Energy - 6.3%
163	Anadarko Petroleum Corp.	13,407
237	Atwood Oceanics, Inc. ●	6,736
2,544	BG Group plc	34,048
608	Cabot Oil & Gas Corp.	18,005
802	Cameco Corp.	13,152
107	Cameron International Corp. ●	5,353
244	Canadian Natural Resources Ltd. ADR	7,542
407	Chesapeake Energy Corp.	7,960
145	Chevron Corp.	16,222
1,705	Cobalt International Energy, Inc. ●	15,159
162	Continental Resources, Inc. ●	6,214
49	Diamondback Energy, Inc. ●	2,955
175	Energen Corp.	11,156

The accompanying notes are an integral part of these financial statements.

5

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.1% - (continued)
	Energy - 6.3% - (continued)
114	EQT Corp.	$8,640
141	Exxon Mobil Corp.	13,048
1,691	Halliburton Co.	66,524
167	HollyFrontier Corp.	6,248
683	Imperial Oil Ltd.	29,408
3,246	Karoon Gas Australia Ltd. ●	6,351
1,540	McDermott International, Inc. ●	4,481
159	National Oilwell Varco, Inc.	10,430
80	Occidental Petroleum Corp.	6,429
494	Patterson-UTI Energy, Inc.	8,198
1,003	Petroleo Brasileiro S.A. ADR	7,321
428	Pioneer Natural Resources Co.	63,657
186	QEP Resources, Inc.	3,771
88	Range Resources Corp.	4,680
99	Rice Energy, Inc. ●	2,084
240	Royal Dutch Shell plc Class B	8,290
610	Southwestern Energy Co. ●	16,659
311	Suncor Energy, Inc.	9,868
1,898	Trican Well Service Ltd.	9,098
1,588	Tsakos Energy Navigation Ltd.	11,083
167	YPF Sociedad Anonima ADR	4,428
		458,605
	Food and Staples Retailing - 1.1%
518	CVS Health Corp.	49,902
239	Seven & I Holdings Co., Ltd.	8,581
207	Wal-Mart Stores, Inc.	17,740
120	Whole Foods Market, Inc.	6,055
		82,278
	Food, Beverage and Tobacco - 3.8%
173	Anheuser-Busch InBev N.V.	19,437
224	Anheuser-Busch InBev N.V. ADR	25,175
155	British American Tobacco plc	8,414
973	Coca-Cola Co.	41,082
240	Diageo Capital plc	6,862
61	Diageo plc ADR	6,943
30	Diamond Foods, Inc. ●	856
915	Freshpet, Inc. ●	15,603
46	Hershey Co.	4,832
383	Imperial Tobacco Group plc	16,843
310	Kraft Foods Group, Inc.	19,428
1,590	Mondelez International, Inc.	57,739
353	Monster Beverage Corp. ●	38,214
67	Philip Morris International, Inc.	5,458
156	Post Holdings, Inc. ●	6,520
1,153	Treasury Wine Estates Ltd.	4,449
		277,855
	Health Care Equipment and Services - 3.6%
180	Aetna, Inc.	15,981
68	Anthem, Inc.	8,583
328	Becton, Dickinson & Co.	45,595
286	Cardinal Health, Inc.	23,125
10,083	CareView Communications, Inc. ●†	3,330
99	Cerner Corp. ●	6,369
72	Covidien plc	7,395
169	Dexcom, Inc. ●	9,320
147	Envision Healthcare Holdings ●	5,091
305	Express Scripts Holding Co. ●	25,833
422	HCA Holdings, Inc. ●	30,952
65	Heartware International, Inc. ●	4,790
477	IMS Health Holdings, Inc. ●	12,218
271	Medtronic, Inc.	19,579
265	UnitedHealth Group, Inc.	26,759
91	Universal Health Services, Inc. Class B	10,125
141	Veeva Systems, Inc. ●	3,723
		258,768
	Household and Personal Products - 0.4%
92	Procter & Gamble Co.	8,380
1,074	Svenska Cellulosa AB Class B	23,155
		31,535
	Insurance - 5.0%
397	ACE Ltd.	45,559
1,239	AIA Group Ltd.	6,833
1,544	American International Group, Inc.	86,474
794	Assicurazioni Generali S.p.A.	16,295
380	Assured Guaranty Ltd.	9,871
473	Delta Lloyd N.V.	10,396
24	Fairfax Financial Holdings Ltd.	12,402
262	Lincoln National Corp.	15,088
22	Markel Corp. ●	14,690
674	Marsh & McLennan Cos., Inc.	38,596
729	MetLife, Inc.	39,432
283	Principal Financial Group, Inc.	14,688
432	Prudential Financial, Inc.	39,088
202	Tokio Marine Holdings, Inc.	6,574
23	Zurich Financial Services AG	7,330
		363,316
	Materials - 4.2%
101	Air Liquide	12,504
130	Akzo Nobel N.V.	8,994
55	Allegheny Technologies, Inc.	1,902
1,077	Barrick Gold Corp.	11,583
58	Berry Plastics Group, Inc. ●	1,840
98	Cabot Corp.	4,294
201	Celanese Corp.	12,072
301	Constellium N.V. ●	4,952
164	Dow Chemical Co.	7,470
65	Eagle Materials, Inc.	4,913
1,713	Fortescue Metals Group Ltd.	3,761
886	Gold Resource Corp.	2,995
374	Headwaters, Inc. ●	5,609
545	Holcim Ltd.	38,987
214	Huntsman Corp.	4,870
124	International Paper Co.	6,669
4,751	Ivanhoe Mines Ltd. ●	4,171
866	JSR Corp.	14,862
65	Lafarge S.A.	4,557
211	Louisiana-Pacific Corp. ●	3,488
146	Methanex Corp. ADR	6,669
443	Norbord, Inc.	9,856
549	Packaging Corp. of America	42,813
221	Praxair, Inc.	28,610
225	Reliance Steel & Aluminum	13,784
140	Rio Tinto plc ADR	6,425
123	Vulcan Materials Co.	8,055
259	Wacker Chemie AG	28,435
		305,140
	Media - 1.1%
286	CBS Corp. Class B	15,851
30	DISH Network Corp. ●	2,212
30	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—

The accompanying notes are an integral part of these financial statements.

6

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.1% - (continued)
	Media - 1.1% - (continued)
134	Imax Corp. ●	$4,144
156	McGraw Hill Financial, Inc.	13,916
869	Pandora Media, Inc. ●	15,495
304	Quebecor, Inc.	8,344
90	Tribune Media Co. - Class A ●	5,363
337	Twenty-First Century Fox, Inc.	12,931
		78,256
	Pharmaceuticals, Biotechnology and Life Sciences - 12.6%
455	Actavis plc ●	117,162
95	Alkermes plc ●	5,545
204	Almirall S.A. ●	3,361
54	Amgen, Inc.	8,570
1,165	Arena Pharmaceuticals, Inc. ●	4,042
1,388	AstraZeneca plc	98,027
70	AstraZeneca plc ADR	4,912
191	Biogen Idec, Inc. ●	64,849
3,929	Bristol-Myers Squibb Co.	231,939
186	Celgene Corp. ●	20,783
226	Gilead Sciences, Inc. ●	21,319
64	H. Lundbeck A/S	1,266
287	Incyte Corp. ●	20,969
313	Johnson & Johnson	32,737
261	Medivation, Inc. ●	25,990
1,895	Merck & Co., Inc.	107,596
436	Pfizer, Inc.	13,569
171	Portola Pharmaceuticals, Inc. ●	4,853
77	Regeneron Pharmaceuticals, Inc. ●	31,478
42	Regulus Therapeutics, Inc. ●	671
106	Roche Holding AG	28,805
129	Tesaro, Inc. ●	4,794
4,481	TherapeuticsMD, Inc. ●	19,939
268	Vertex Pharmaceuticals, Inc. ●	31,868
114	Zoetis, Inc.	4,913
		909,957
	Real Estate - 1.2%
70	AvalonBay Communities, Inc. REIT	11,412
68	Boston Properties, Inc. REIT	8,773
215	CBRE Group, Inc. ●	7,378
247	Columbia Property Trust, Inc.	6,261
236	Deutsche Annington Immobile	7,997
7,662	Macquarie Mexico Real Estate Management S.A. de C. V. REIT	13,124
286	Mitsui Fudosan Co., Ltd.	7,667
303	Paramount Group, Inc.	5,632
112	Plum Creek Timber Co., Inc. REIT	4,784
165	Realogy Holdings Corp. ●	7,341
136	Weyerhaeuser Co. REIT	4,863
23	Zillow, Inc. ●	2,460
		87,692
	Retailing - 7.1%
407	Advance Automotive Parts, Inc.	64,779
8,452	Allstar Co. ⌂●†	8,733
57	Amazon.com, Inc. ●	17,701
303	CarMax, Inc. ●	20,154
1,061	Chico's FAS, Inc.	17,197
746	Coupons.com, Inc. ●	13,246
138	Dollar Tree, Inc. ●	9,696
168	GameStop Corp. Class A	5,665
139	GNC Holdings, Inc.	6,539
2,824	Groupon, Inc. ●	23,324
243	Home Depot, Inc.	25,543
17	Honest (The) Co. ⌂●†	475
662	L Brands, Inc.	57,308
582	Lowe's Cos., Inc.	40,030
394	Michaels (The) Cos., Inc. ●	9,736
42	Netflix, Inc. ●	14,319
602	Office Depot, Inc. ●	5,164
10	Priceline (The) Group, Inc. ●	11,174
45	Ross Stores, Inc.	4,218
283	Signet Jewelers Ltd.	37,192
1,192	TJX Cos., Inc.	81,741
281	Tory Burch LLC ⌂●†	16,589
180	TripAdvisor, Inc. ●	13,452
111	Wayfair, Inc. ●	2,201
228	Zulily, Inc. ●	5,330
		511,506
	Semiconductors and Semiconductor Equipment - 6.9%
2,550	Applied Materials, Inc.	63,543
112	First Solar, Inc. ●	4,976
77,701	GCL-Poly Energy Holdings Ltd. ●	18,048
159	Hynix Semiconductor, Inc. ●	6,801
2,872	Intel Corp.	104,238
728	Marvell Technology Group Ltd.	10,551
846	Maxim Integrated Products, Inc.	26,950
2,776	Micron Technology, Inc. ●	97,175
1,113	NXP Semiconductors N.V. ●	85,027
123	RF Micro Devices, Inc. ●	2,038
5	Samsung Electronics Co., Ltd.	6,579
104	Spansion, Inc. Class A ●	3,568
966	Sumco Corp.	13,836
1,050	SunEdison, Inc. ●	20,490
1,510	SunPower Corp. ●	39,002
		502,822
	Software and Services - 9.8%
280	Accenture plc	25,010
4,785	Activision Blizzard, Inc.	96,414
202	Adobe Systems, Inc. ●	14,718
435	Akamai Technologies, Inc. ●	27,359
249	Alibaba Group Holding Ltd. ●	25,917
136	Angie's List, Inc. ●	849
270	AOL, Inc. ●	12,450
237	Automatic Data Processing, Inc.	19,761
137	Baidu, Inc. ADR ●	31,164
233	Cadence Design Systems, Inc. ●	4,417
200	Cognizant Technology Solutions Corp. ●	10,532
2,513	Corindus Vascular Robotics, Inc. ⌂●†	10,402
106	CoStar Group, Inc. ●	19,467
185	Dropbox, Inc. ⌂●†	3,180
52	Ellie Mae, Inc. ●	2,093
26	Equinix, Inc.	5,859
87	Everyday Health, Inc. ●	1,280
351	Facebook, Inc. ●	27,418
19	Google, Inc. Class A ●	10,189
200	Google, Inc. Class C ●	105,404
108	IAC/InterActiveCorp.	6,545
215	iGate Corp. ●	8,488
178	Intuit, Inc.	16,426
2,303	Microsoft Corp.	106,981
1,886	Monster Worldwide, Inc. ●	8,712
3	New Relic, Inc.	94

The accompanying notes are an integral part of these financial statements.

7

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.1% - (continued)
	Software and Services - 9.8% - (continued)
31	New Relic, Inc. Private Placement ⌂●†	$975
2,019	Optimal Payments plc ●	10,716
182	Rovi Corp. ●	4,105
111	Salesforce.com, Inc. ●	6,576
23	ServiceNow, Inc. ●	1,558
558	Symantec Corp.	14,317
269	Tangoe, Inc. ●	3,503
109	Teradata Corp. ●	4,758
41	Tyler Corp. ●	4,432
166	Verint Systems, Inc. ●	9,697
238	VeriSign, Inc. ●	13,547
14	Visa, Inc.	3,778
768	Web.com Group, Inc. ●	14,575
286	Yelp, Inc. ●	15,663
		709,329
	Technology Hardware and Equipment - 7.4%
682	Alcatel - Lucent ADR ●	2,420
275	Amphenol Corp. Class A	14,824
1,647	Apple, Inc.	181,753
88	Arista Networks, Inc. ●	5,323
154	Arris Group, Inc. ●	4,634
782	Aruba Networks, Inc. ●	14,219
2,683	Brocade Communications Systems, Inc.	31,764
486	CDW Corp. of Delaware	17,096
3,061	Cisco Systems, Inc.	85,152
144	Cognex Corp. ●	5,948
689	EMC Corp.	20,483
112	F5 Networks, Inc. ●	14,565
684	Hewlett-Packard Co.	27,433
732	Hitachi Ltd.	5,403
438	Mobileye N.V. ⌂●†	17,486
102	Motorola Solutions, Inc.	6,846
3,411	NEC Corp.	9,912
4,930	ParkerVision, Inc. ●	4,486
285	Qualcomm, Inc.	21,210
410	TE Connectivity Ltd.	25,928
398	Trimble Navigation Ltd. ●	10,571
84	Western Digital Corp.	9,261
		536,717
	Telecommunication Services - 0.9%
888	Gogo, Inc. ●	14,683
2,444	Koninklijke (Royal) KPN N.V.	7,717
150	Nippon Telegraph & Telephone Corp.	7,667
605	NTT DoCoMo, Inc.	8,809
120	SoftBank Corp.	7,119
264	Telenor ASA	5,338
233	Verizon Communications, Inc.	10,913
		62,246
	Transportation - 3.5%
25,891	AirAsia Berhad	20,141
191	Canadian National Railway Co.	13,184
514	CSX Corp.	18,619
265	FedEx Corp.	46,000
1,708	Hertz Global Holdings, Inc. ●	42,593
42	Kansas City Southern	5,118
130	Norfolk Southern Corp.	14,268
102	Spirit Airlines, Inc. ●	7,694
953	Swift Transportation Co. ●	27,287
75	United Continental Holdings, Inc. ●	4,991
422	United Parcel Service, Inc. Class B	46,914
371	UTI Worldwide, Inc. ●	4,474
		251,283
	Utilities - 1.1%
13,383	China Longyuan Power Group Corp.	13,801
192	Duke Energy Corp.	16,069
1,064	ENN Energy Holdings Ltd.	6,019
381	National Grid plc	5,409
144	PG&E Corp.	7,677
1,362	Snam S.p.A.	6,739
94	UGI Corp.	3,580
650	Xcel Energy, Inc.	23,354
		82,648
	Total Common Stocks
	( Cost $6,484,420)	$7,100,300

Preferred Stocks - 0.6%
	Consumer Durables and Apparel - 0.1%
57	Cloudera, Inc. ⌂●†	$1,684
128	One Kings Lane, Inc. ⌂●†	1,896
		3,580
	Media - 0.1%
240	ProSieben Sat.1 Media AG	10,035

	Retailing - 0.0%
41	Honest (The) Co. Series C ⌂●†β	1,107

	Software and Services - 0.3%
815	Uber Technologies, Inc. ⌂●†	24,443

	Technology Hardware and Equipment - 0.1%
467	Pure Storage, Inc. ⌂●†	6,609

	Telecommunication Services - 0.0%
77	DocuSign, Inc. ⌂●†	1,253
		1,253
	Total Preferred Stocks
	(Cost $35,927)	$47,027

	Total Long-Term Investments
	(Cost $6,520,347)	$7,147,327

Short-Term Investments - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $89, collateralized by U.S. Treasury Note 0.75%, 2018, value of $91)
$89	0.05%, 12/31/2014	$89
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $456, collateralized by U.S. Treasury Note 2.50%, 2024, value of $465)
456	0.07%, 12/31/2014	456
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$11,887, collateralized by U.S. Treasury Bond
3.88% - 5.25%, 2029 - 2040, U.S. Treasury Note
	0.25% - 4.63%, 2015 - 2022, value of $12,124)
11,886	0.06%, 12/31/2014	11,886

The accompanying notes are an integral part of these financial statements.

8

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount	Market Value ╪
Short-Term Investments - 1.3% - (continued)
Repurchase Agreements - 1.3% - (continued)
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$5,179, collateralized by FHLMC 2.00% -
5.50%, 2019 - 2044, FNMA 2.00% - 4.00%,
2024 - 2042, GNMA 3.00%, 2043, U.S. Treasury
	Bill 0.07%, 2015, value of $5,283)
$5,179	0.07%, 12/31/2014		$5,179
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$12,731, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $12,985)
12,731	0.05%, 12/31/2014		12,731
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $22,753, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $23,208)
22,753	0.06%, 12/31/2014		22,753
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $3,693, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00% -
9.50%, 2015 - 2049, GNMA 2.50% - 10.00%,
	2016 - 2055, value of $3,767)
3,693	0.12%, 12/31/2014		3,693
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $969, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $988)
968	0.07%, 12/31/2014		968
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$10,825, collateralized by U.S. Treasury Bond
8.75%, 2020, U.S. Treasury Note 0.25% -
	2.88%, 2015 - 2022, value of $11,041)
10,825	0.07%, 12/31/2014		10,825
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $23,183, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $23,646)
23,183	0.08%, 12/31/2014		23,183
			91,763
	Total Short-Term Investments
	(Cost $91,763)		$91,763

	Total Investments
	(Cost $6,612,110) ▲	100.0%	$7,239,090
	Other Assets and Liabilities	—%	(497)
	Total Net Assets	100.0%	$7,238,593

The accompanying notes are an integral part of these financial statements.

9

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $6,641,374 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$980,472
Unrealized Depreciation	(382,756)
Net Unrealized Appreciation	$597,716

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $98,167, which represents 1.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $5, which rounds to zero percent of total net assets.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933, as amended. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2014, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	8,452	Allstar Co.	$3,677
02/2014	57	Cloudera, Inc. Preferred	826
09/2014	2,513	Corindus Vascular Robotics, Inc.	6,281
02/2014	77	DocuSign, Inc. Preferred	1,012
05/2012	185	Dropbox, Inc.	1,674
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 - Reg D	27,951
08/2014	17	Honest (The) Co.	470
08/2014	41	Honest (The) Co. Series C Preferred	1,098
08/2013	438	Mobileye N.V.	3,055
04/2014	31	New Relic, Inc. Private Placement	873
01/2014	128	One Kings Lane, Inc. Preferred	1,972
04/2014	467	Pure Storage, Inc. Preferred	7,343
03/2007	75	Solar Cayman Ltd. - 144A	22
11/2013	281	Tory Burch LLC	21,985
06/2014	815	Uber Technologies, Inc. Preferred	12,646

At December 31, 2014, the aggregate value of these securities was $94,837, which represents 1.3% of total net assets.

β	Convertible security.

The accompanying notes are an integral part of these financial statements.

10

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at December 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Buy	01/06/2015	SSG	$520	$520	$–	$–
CAD	Sell	01/02/2015	JPM	511	512	–	(1)
CAD	Sell	01/06/2015	SSG	672	672	–	–
EUR	Buy	01/02/2015	SSG	152	151	–	(1)
EUR	Sell	03/18/2015	CBK	66,795	64,806	1,989	–
EUR	Sell	03/18/2015	NAB	33,100	32,353	747	–
JPY	Sell	03/18/2015	BCLY	86,923	85,571	1,352	–
JPY	Sell	03/18/2015	GSC	7,375	7,369	6	–
SEK	Buy	01/05/2015	BCLY	814	809	–	(5)
SEK	Buy	01/02/2015	GSC	810	814	4	–
Total						$4,098	$(7)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited
SSG	State Street Global Markets LLC

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
JPY	Japanese Yen
SEK	Swedish Krona

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$113,335	$102,247	$11,088	$–
Banks	184,514	128,282	56,232	–
Capital Goods	459,831	371,475	88,356	–
Commercial and Professional Services	80,134	80,134	–	–
Consumer Durables and Apparel	183,551	130,819	52,732	–
Consumer Services	172,269	168,836	3,433	–
Diversified Financials	396,713	351,989	44,719	5
Energy	458,605	409,916	48,689	–
Food and Staples Retailing	82,278	73,697	8,581	–
Food, Beverage and Tobacco	277,855	221,850	56,005	–
Health Care Equipment and Services	258,768	258,768	–	–
Household and Personal Products	31,535	8,380	23,155	–
Insurance	363,316	315,888	47,428	–
Materials	305,140	193,040	112,100	–
Media	78,256	78,256	–	–
Pharmaceuticals, Biotechnology and Life Sciences	909,957	778,498	131,459	–
Real Estate	87,692	72,028	15,664	–
Retailing	511,506	485,709	–	25,797
Semiconductors and Semiconductor Equipment	502,822	457,558	45,264	–
Software and Services	709,329	684,056	10,716	14,557
Technology Hardware and Equipment	536,717	503,916	15,315	17,486
Telecommunication Services	62,246	25,596	36,650	–
Transportation	251,283	251,283	–	–
Utilities	82,648	50,680	31,968	–
Total	7,100,300	6,202,901	839,554	57,845
Preferred Stocks	47,027	–	10,035	36,992
Short-Term Investments	91,763	–	91,763	–
Total	$7,239,090	$6,202,901	$941,352	$94,837
Foreign Currency Contracts*	$4,098	$–	$4,098	$–
Total	$4,098	$–	$4,098	$–
Liabilities:
Foreign Currency Contracts*	$7	$–	$7	$–
Total	$7	$–	$7	$–

♦	For the year ended December 31, 2014, investments valued at $5,601 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2014
Assets:
Common Stocks	$56,067	$233	$5,855	†	$—	$7,624	$(1,762)	$—	$(10,172)	$57,845
Preferred Stocks	—	—	12,096	‡	—	24,896	—	—	—	36,992
Warrants	147	—	—		—	—	—	—	(147)	—
Total	$56,214	$233	$17,951		$—	$32,520	$(1,762)	$—	$(10,319)	$94,837

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $5,855.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $12,096.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

Hartford Capital Appreciation HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $6,612,110)	$7,239,090
Cash	458
Unrealized appreciation on foreign currency contracts	4,098
Receivables:
Investment securities sold	12,352
Fund shares sold	487
Dividends and interest	7,546
Total assets	7,264,031
Liabilities:
Unrealized depreciation on foreign currency contracts	7
Payables:
Investment securities purchased	19,900
Fund shares redeemed	4,180
Investment management fees	1,014
Administrative fees	—
Distribution fees	43
Accrued expenses	294
Total liabilities	25,438
Net assets	$7,238,593
Summary of Net Assets:
Capital stock and paid-in-capital	$5,368,902
Undistributed net investment income	11,138
Accumulated net realized gain	1,227,634
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	630,919
Net assets	$7,238,593
Shares authorized	5,450,000
Par value	$0.001
Class IA: Net asset value per share	$54.71
Shares outstanding	118,264
Net assets	$6,470,599
Class IB: Net asset value per share	$54.20
Shares outstanding	14,105
Net assets	$764,541
Class IC: Net asset value per share	$54.59
Shares outstanding	63
Net assets	$3,453

The accompanying notes are an integral part of these financial statements.

14

Hartford Capital Appreciation HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$127,934
Interest	101
Less: Foreign tax withheld	(5,055)
Total investment income, net	122,980

Expenses:
Investment management fees	47,823
Administrative service fees - Class IC*	2
Transfer agent fees	9
Distribution fees - Class IB	2,104
Distribution fees - Class IC*	2
Custodian fees	155
Accounting services fees	1,260
Board of Directors' fees	192
Audit fees	85
Other expenses	685
Total expenses (before fees paid indirectly)	52,317
Commission recapture	(191)
Custodian fee offset	—
Total fees paid indirectly	(191)
Total expenses, net	52,126
Net Investment Income	70,854

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	1,304,969
Less: Foreign taxes paid on realized capital gains	(686)
Net realized loss on purchased option contracts	(460)
Net realized gain on foreign currency contracts	18,124
Net realized gain on other foreign currency transactions	8
Net Realized Gain on Investments and Foreign Currency Transactions	1,321,955

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(862,592)
Net unrealized appreciation of purchased option contracts	361
Net unrealized appreciation of foreign currency contracts	168
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(218)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(862,281)
Net Gain on Investments and Foreign Currency Transactions	459,674
Net Increase in Net Assets Resulting from Operations	$530,528

* For the period April 30, 2014 (commencement of Class IC operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

15

Hartford Capital Appreciation HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$70,854	$68,026
Net realized gain on investments and foreign currency transactions	1,321,955	1,589,271
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(862,281)	984,486
Net Increase in Net Assets Resulting from Operations	530,528	2,641,783
Distributions to Shareholders:
From net investment income
Class IA	(58,029)	(59,301)
Class IB	(4,923)	(6,059)
Class IC	(22)	—
Total from net investment income	(62,974)	(65,360)
From net realized gain on investments
Class IA	(939,864)	(17,709)
Class IB	(115,099)	(2,473)
Class IC	(95)	—
Total from net realized gain on investments	(1,055,058)	(20,182)
Total distributions	(1,118,032)	(85,542)
Capital Share Transactions:
Class IA
Sold	401,262	232,572
Issued on reinvestment of distributions	997,893	77,010
Redeemed	(1,433,686)	(3,293,542)
Total capital share transactions	(34,531)	(2,983,960)
Class IB
Sold	10,782	67,775
Issued on reinvestment of distributions	120,022	8,532
Redeemed	(272,505)	(275,086)
Total capital share transactions	(141,701)	(198,779)
Class IC
Sold	3,444	—
Issued on reinvestment of distributions	117	—
Redeemed	(44)	—
Total capital share transactions	3,517	—
Net decrease from capital share transactions	(172,715)	(3,182,739)
Net Decrease in Net Assets	(760,219)	(626,498)
Net Assets:
Beginning of period	7,998,812	8,625,310
End of period	$7,238,593	$7,998,812
Undistributed (distributions in excess of) net investment income	$11,138	$6,200
Shares:
Class IA
Sold	6,701	4,446
Issued on reinvestment of distributions	18,007	1,320
Redeemed	(24,280)	(66,631)
Total share activity	428	(60,865)
Class IB
Sold	189	1,338
Issued on reinvestment of distributions	2,189	147
Redeemed	(4,657)	(5,413)
Total share activity	(2,279)	(3,928)
Class IC
Sold	62	—
Issued on reinvestment of distributions	2	—
Redeemed	(1)	—
Total share activity	63	—

The accompanying notes are an integral part of these financial statements.

16

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford Capital Appreciation HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

17

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

18

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

19

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the

20

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the

21

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

As of December 31, 2014 the Fund had no outstanding purchased option or written option contracts. There were no transactions involving written option contracts during the year ended December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4,098	$—	$—	$—	$—	$4,098
Total	$—	$4,098	$—	$—	$—	$—	$4,098

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$7	$—	$—	$—	$—	$7
Total	$—	$7	$—	$—	$—	$—	$7

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$—	$—	$—	$(460)	$—	$—	$(460)
Net realized gain on foreign currency contracts	—	18,124	—	—	—	—	18,124
Total	$—	$18,124	$—	$(460)	$—	$—	$17,664

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased option contracts	$—	$—	$—	$361	$—	$—	$361
Net change in unrealized appreciation of foreign currency contracts	—	168	—	—	—	—	168
Total	$—	$168	$—	$361	$—	$—	$529

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the

22

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties for certain derivative types. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$4,094	$—	$—	$—	$4,094
Total subject to a master netting or similar arrangement	$4,094	$—	$—	$—	$4,094

* Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of December 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive

23

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$461,904	$85,542
Long-Term Capital Gains*	656,128	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$331,819
Undistributed Long-Term Capital Gain	940,311
Unrealized Appreciation*	597,561
Total Accumulated Earnings	$1,869,691

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

24

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(2,942)
Accumulated Net Realized Gain (Loss)	2,942

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

25

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund,  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.66%
Class IB	0.91
Class IC	1.16*

*	Annualized, from April 30, 2014 (commencement of operations) through December 31, 2014.

Distribution Plan for Class IB and IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for Class IB and Class IC shares.

The Distribution Plans provide that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB and Class IC shares for activities primarily intended to result in the sale of Class IB and Class IC shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plans and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse

26

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

entities providing distribution and shareholder servicing with respect to the Class IB shares, and distribution services for Class IC shares, for such entities' fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Administrative Services Fee for Class IC Shares – The Fund may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statement of Operations. This fee is accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $10. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of December 31, 2014, affiliates of The Hartford had ownership of shares as a result of the seed money invested in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class IC	3%	— *

*	Percentage rounds to zero.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$6,922,738	$—	$6,922,738
Sales Proceeds	7,994,410	—	7,994,410

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

27

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

28

Hartford Capital Appreciation HLS Fund

Financial Highlights

─ Selected Per-Share Data(A) ─	─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$59.65	$0.56	$3.81	$4.37	$(0.50)	$(8.81)	$(9.31)	$54.71	7.31%	$6,470,599	0.66%	0.66%	0.96%
IB	59.18	0.42	3.77	4.19	(0.36)	(8.81)	(9.17)	54.20	7.04	764,541	0.91	0.91	0.72
IC(D)	60.21	0.09	3.53	3.62	(0.43)	(8.81)	(9.24)	54.59	5.97	(E)	3,453	1.16	(F)	1.16	(F)	0.23	(F)

For the Year Ended December 31, 2013
IA	$43.37	$0.45	$16.49	$16.94	$(0.51)	$(0.15)	$(0.66)	$59.65	39.08%	$7,029,201	0.67%	0.67%	0.88%
IB	43.05	0.32	16.33	16.65	(0.37)	(0.15)	(0.52)	59.18	38.72	969,611	0.92	0.92	0.63

For the Year Ended December 31, 2012 (G)
IA	$37.20	$0.57	$6.24	$6.81	$(0.64)	$–	$(0.64)	$43.37	18.34%	$7,750,924	0.67%	0.67%	1.24%
IB	36.90	0.52	6.14	6.66	(0.51)	–	(0.51)	43.05	18.04	874,386	0.92	0.92	0.99

For the Year Ended December 31, 2011 (G)
IA	$42.36	$0.37	$(5.20)	$(4.83)	$(0.33)	$–	$(0.33)	$37.20	(11.41)%	$8,169,178	0.67%	0.67%	0.95%
IB	42.00	0.32	(5.20)	(4.88)	(0.22)	–	(0.22)	36.90	(11.62)	1,102,054	0.92	0.92	0.71

For the Year Ended December 31, 2010 (G)
IA	$36.63	$0.30	$5.72	$6.02	$(0.29	)(H)	$–	$(0.29)	$42.36	16.50%	$8,889,906	0.67%	0.67%	0.77%
IB	36.32	0.21	5.66	5.87	(0.19	)(H)	–	(0.19)	42.00	16.21	1,522,218	0.92	0.92	0.52

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on April 30, 2014.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(H)	Included in this amount are tax distributions from capital of ($0.03).

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	89%
For the Year Ended December 31, 2013	86
For the Year Ended December 31, 2012	142
For the Year Ended December 31, 2011	113
For the Year Ended December 31, 2010	95

29

Report of independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Capital Appreciation HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Capital Appreciation HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

30

Hartford Capital Appreciation HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

31

Hartford Capital Appreciation HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

32

Hartford Capital Appreciation HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford Capital Appreciation HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,016.50	$3.35	$1,000.00	$1,021.88	$3.36	0.66%	184	365
Class IB	$1,000.00	$1,015.30	$4.62	$1,000.00	$1,020.62	$4.63	0.91	184	365
Class IC	$1,000.00	$1,014.10	$5.89	$1,000.00	$1,019.36	$5.90	1.16	184	365

34

Hartford Capital Appreciation HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Capital Appreciation HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management

35

Hartford Capital Appreciation HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5- year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. The Board considered that in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team. The Board noted recent changes to the Fund’s portfolio management team.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

36

Hartford Capital Appreciation HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC,

37

Hartford Capital Appreciation HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

Hartford Capital Appreciation HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

39

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-CA14 2-15 115337-2 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD DISCIPLINED EQUITY HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Disciplined Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Disciplined Equity HLS Fund inception 05/29/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview   12/31/04 - 13/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Disciplined Equity IA	16.18%	16.45%	8.16%
Disciplined Equity IB	15.87%	16.15%	7.89%
S&P 500 Index	13.69%	15.45%	7.67%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.76% and 1.01%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Disciplined Equity HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Manager
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 16.18% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 13.69% for the same period. The Fund outperformed the 11.48% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, U.S. stocks closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall equity market performance was positive for the period across all market capitalizations: large cap (+14%), mid cap (+10%), and small cap equities (+5%) all rose significantly as represented by the S&P 500, S&P MidCap 400, and Russell 2000 Indices, respectively. During the twelve-month period nine of the ten sectors within the S&P 500 Index posted positive returns, led by Utilities (+29%), Healthcare (+25%), and Information Technology (+20%).

The Fund outperformed the S&P 500 Index primarily due to sector allocation, which is a fallout of our bottom-up stock selection process. Underweight allocations to the Energy and Telecommunication Services sectors, along with an overweight to the Healthcare sector, contributed to benchmark-relative returns during the period. Strong security selection also contributed to returns during the period. Positive selection within Healthcare, Consumer Staples, and Consumer Discretionary more than offset weaker selection within Information Technology and Industrials.

The largest contributors to benchmark-relative performance were Forest Labs (Healthcare), Monster Beverage (Consumer Staples), and Exxon Mobil (Energy). Shares of Forest Labs, a U.S.-based pharmaceutical company, rose during the period on news of a planned merger between Actavis and Forest Labs that was viewed favorably by investors. Shares of Monster Beverage, a U.S.-based company that develops, markets, sells, and distributes alternative beverages, rose during the period after Monster announced a long-term strategic partnership with Coca-Cola. As part of the deal, Coca-Cola purchased a 17% stake in Monster. Shares of Exxon Mobil, one of the world’s largest integrated oil and gas companies, declined during the period. Negative investor sentiment loomed over energy stocks as oil prices tumbled in the wake of the Organization of Petroleum Exporting Companies (OPEC) rejection of production cuts to support declining crude prices. Our relative underweight position in Exxon contributed to relative results during the period. Owning CVS, a U.S.-based retail pharmacy and pharmacy benefit management company, contributed to absolute returns during the period.

The largest detractors from benchmark-relative performance were Apple (Information Technology), Halliburton (Energy), and EverBank Financial (Financials). Shares of Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers, hit record highs during the period driven primarily by strong demand for the iPhone 6 and iPhone 6 Plus. Our relative underweight position in the strong performing benchmark constituent detracted from relative returns during the period. Shares of Halliburton, a global oilfield services company, fell during the period amid the precipitous drop in oil prices, which we believe will likely depress demand for Halliburton’s services. Shares of EverBank Financial, a U.S.-based savings and loan company, underperformed after the company posted in-line earnings but noted continued pressure on the net interest margin (NIM), a metric examining how a firm's investment

3

Hartford Disciplined Equity HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

decisions are compared to its debts, which concerned some investors. Google (Information Technology), Towers Watson (Industrials), and Ocwen Financial (Financials) also detracted on an absolute basis.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Overall, we are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends which may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating benchmark relative outperformance. Based on individual stock decisions, the Fund ended the period most overweight the Healthcare, Consumer Discretionary, and Consumer Staples sectors, and most underweight the Financials, Energy, and Telecommunication Services sectors relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.2%
Consumer Staples	11.7
Energy	4.9
Financials	10.1
Health Care	18.8
Industrials	9.1
Information Technology	21.4
Materials	3.2
Utilities	4.7
Total	99.1%
Short-Term Investments	0.8
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.1%
	Banks - 3.2%
676	EverBank Financial Corp.	$12,881
155	PNC Financial Services Group, Inc.	14,103
		26,984
	Capital Goods - 3.4%
145	AMETEK, Inc.	7,610
11	Dover Corp.	796
100	Honeywell International, Inc.	10,003
104	Illinois Tool Works, Inc.	9,845
		28,254
	Commercial and Professional Services - 3.3%
140	Equifax, Inc.	11,344
151	Nielsen N.V.	6,753
147	Verisk Analytics, Inc. ●	9,435
		27,532
	Consumer Durables and Apparel - 3.1%
99	PVH Corp.	12,715
72	Ralph Lauren Corp.	13,379
		26,094
	Consumer Services - 1.0%
106	Starwood Hotels & Resorts, Inc.	8,555

	Diversified Financials - 2.5%
336	JP Morgan Chase & Co.	21,008

	Energy - 4.9%
110	Anadarko Petroleum Corp.	9,036
152	Chevron Corp.	17,080
85	EOG Resources, Inc.	7,866
177	Halliburton Co.	6,976
		40,958
	Food and Staples Retailing - 4.7%
126	Costco Wholesale Corp.	17,818
228	CVS Health Corp.	21,926
		39,744
	Food, Beverage and Tobacco - 4.4%
225	Altria Group, Inc.	11,078
421	Mondelez International, Inc.	15,287
100	Monster Beverage Corp. ●	10,837
		37,202
	Health Care Equipment and Services - 10.6%
114	Aetna, Inc.	10,090
138	Cerner Corp. ●	8,905
224	Envision Healthcare Holdings ●	7,770
87	McKesson Corp.	18,135
180	Omnicare, Inc.	13,122
98	Team Health Holdings ●	5,634
157	UnitedHealth Group, Inc.	15,897
82	Zimmer Holdings, Inc.	9,303
		88,856
	Household and Personal Products - 2.6%
469	Coty, Inc.	9,683
159	Estee Lauder Co., Inc.	12,089
		21,772
	Insurance - 4.4%
146	ACE Ltd.	16,790
169	American International Group, Inc.	9,470
112	Aon plc	10,583
		36,843
	Materials - 3.2%
60	Airgas, Inc.	6,890
178	Crown Holdings, Inc. ●	9,070
43	Sherwin-Williams Co.	11,281
		27,241
	Media - 1.8%
266	Comcast Corp. Special Class A	15,285

	Pharmaceuticals, Biotechnology and Life Sciences - 8.2%
54	Actavis plc ●	13,807
275	Bristol-Myers Squibb Co.	16,204
231	Eli Lilly & Co.	15,921
74	Gilead Sciences, Inc. ●	6,994
290	Merck & Co., Inc.	16,493
		69,419
	Retailing - 9.3%
31	AutoZone, Inc. ●	19,152
229	Dollar Tree, Inc. ●	16,145
239	Lowe's Cos., Inc.	16,413
139	Ross Stores, Inc.	13,096
200	TJX Cos., Inc.	13,696
		78,502
	Semiconductors and Semiconductor Equipment - 1.2%
277	Intel Corp.	10,069

	Software and Services - 14.8%
129	Accenture plc	11,521
351	Activision Blizzard, Inc.	7,082
182	Automatic Data Processing, Inc.	15,167
83	Fiserv, Inc. ●	5,896
369	Genpact Ltd. ●	6,987
16	Google, Inc. Class A ●	8,647
19	Google, Inc. Class C ●	10,104
149	Intuit, Inc.	13,692
144	Jack Henry & Associates, Inc.	8,961
109	MasterCard, Inc.	9,386
429	Microsoft Corp.	19,907
143	Solera Holdings, Inc.	7,343
		124,693
	Technology Hardware and Equipment - 5.4%
199	Apple, Inc.	21,936
385	Cisco Systems, Inc.	10,718
178	Qualcomm, Inc.	13,244
		45,898
	Transportation - 2.4%
36	FedEx Corp.	6,293
124	United Parcel Service, Inc. Class B	13,775
		20,068
	Utilities - 4.7%
240	American Electric Power Co., Inc.	14,557
143	NextEra Energy, Inc.	15,235
144	Pinnacle West Capital Corp.	9,844
		39,636
	Total Common Stocks
	(Cost $637,643)	$834,613

	Total Long-Term Investments
	(Cost $637,643)	$834,613

The accompanying notes are an integral part of these financial statements.

5

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $6, collateralized by U.S. Treasury Note 0.75%, 2018, value of $6)
$6	0.05%, 12/31/2014		$6
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $32, collateralized by U.S. Treasury Note 2.50%, 2024, value of $33)
32	0.07%, 12/31/2014		32
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $843,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25% -
	4.63%, 2015 - 2022, value of $860)
843	0.06%, 12/31/2014		843
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $368,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $375)
368	0.07%, 12/31/2014		368
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $903,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017 -
	2020, value of $921)
903	0.05%, 12/31/2014		903
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,615, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $1,647)
1,615	0.06%, 12/31/2014		1,615
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $262, collateralized by FHLMC 2.00%
- 10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $267)
262	0.12%, 12/31/2014		262
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $69, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $70)
69	0.07%, 12/31/2014		69
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $768,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015 -
	2022, value of $783)
768	0.07%, 12/31/2014		768
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $1,645, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $1,678)
1,645	0.08%, 12/31/2014		1,645
			6,511
	Total Short-Term Investments
	(Cost $6,511)		$6,511

	Total Investments
	(Cost $644,154) ▲	99.9%	$841,124
	Other Assets and Liabilities	0.1%	563
	Total Net Assets	100.0%	$841,687

The accompanying notes are an integral part of these financial statements.

6

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $644,667 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$199,406
Unrealized Depreciation	(2,949)
Net Unrealized Appreciation	$196,457

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$834,613	$834,613	$–	$–
Short-Term Investments	6,511	–	6,511	–
Total	$841,124	$834,613	$6,511	$–

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Disciplined Equity HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $644,154)	$841,124
Cash	3
Receivables:
Investment securities sold	538
Fund shares sold	5
Dividends and interest	728
Total assets	842,398
Liabilities:
Payables:
Investment securities purchased	19
Fund shares redeemed	486
Investment management fees	135
Distribution fees	6
Accrued expenses	65
Total liabilities	711
Net assets	$841,687
Summary of Net Assets:
Capital stock and paid-in-capital	$405,669
Undistributed net investment income	984
Accumulated net realized gain	238,064
Unrealized appreciation of investments	196,970
Net assets	$841,687
Shares authorized	3,500,000
Par value	$0.001
Class IA: Net asset value per share	$20.99
Shares outstanding	34,978
Net assets	$734,110
Class IB: Net asset value per share	$20.88
Shares outstanding	5,151
Net assets	$107,577

The accompanying notes are an integral part of these financial statements.

9

Hartford Disciplined Equity HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$12,778
Interest	4
Less: Foreign tax withheld	(11)
Total investment income, net	12,771

Expenses:
Investment management fees	6,208
Transfer agent fees	5
Distribution fees - Class IB	274
Custodian fees	6
Accounting services fees	104
Board of Directors' fees	23
Audit fees	18
Other expenses	149
Total expenses (before fees paid indirectly)	6,787
Commission recapture	(3)
Total fees paid indirectly	(3)
Total expenses, net	6,784
Net Investment Income	5,987

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	246,817
Net realized gain on futures contracts	246
Net realized gain on written option contracts	93
Net Realized Gain on Investments and Other Financial Instruments	247,156

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(125,812)
Net unrealized appreciation of written option contracts	49
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(125,763)
Net Gain on Investments and Other Financial Instruments	121,393
Net Increase in Net Assets Resulting from Operations	$127,380

The accompanying notes are an integral part of these financial statements.

10

Hartford Disciplined Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$5,987	$9,717
Net realized gain on investments and other financial instruments	247,156	139,246
Net unrealized appreciation (depreciation) of investments and other financial instruments	(125,763)	136,571
Net Increase in Net Assets Resulting from Operations	127,380	285,534
Distributions to Shareholders:
From net investment income
Class IA	(4,941)	(7,372)
Class IB	(458)	(797)
Total from net investment income	(5,399)	(8,169)
From net realized gain on investments
Class IA	(6,976)	—
Class IB	(1,024)	—
Total from net realized gain on investments	(8,000)	—
Total distributions	(13,399)	(8,169)
Capital Share Transactions:
Class IA
Sold	8,012	57,246
Issued on reinvestment of distributions	11,917	7,372
Redeemed	(196,512)	(293,919)
Total capital share transactions	(176,583)	(229,301)
Class IB
Sold	3,579	9,794
Issued on reinvestment of distributions	1,482	797
Redeemed	(30,469)	(43,219)
Total capital share transactions	(25,408)	(32,628)
Net decrease from capital share transactions	(201,991)	(261,929)
Net Increase (Decrease) in Net Assets	(88,010)	15,436
Net Assets:
Beginning of period	929,697	914,261
End of period	$841,687	$929,697
Undistributed (distributions in excess of) net investment income	$984	$377
Shares:
Class IA
Sold	404	3,665
Issued on reinvestment of distributions	564	408
Redeemed	(10,159)	(18,406)
Total share activity	(9,191)	(14,333)
Class IB
Sold	178	624
Issued on reinvestment of distributions	70	44
Redeemed	(1,587)	(2,729)
Total share activity	(1,339)	(2,061)

The accompanying notes are an integral part of these financial statements.

11

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford Disciplined Equity HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not

12

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

13

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the

14

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund had no outstanding futures contracts as of December 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

15

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

As of December 31, 2014 the Fund had no outstanding purchased option or written option contracts. Transactions involving written option contracts during the year ended December 31, 2014, are summarized below:

	Options Contract Activity During the Year Ended December 31, 2014
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	395	$39
Written	1,679	128
Expired	(155)	(31)
Closed	(1,785)	(120)
Exercised	(134)	(16)
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	528	$18
Written	871	61
Expired	(432)	(30)
Closed	(967)	(49)
Exercised	—	—
End of year	—	$—

*	The number of contracts does not omit 000's.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$—	$—	$—	$246	$—	$—	$246
Net realized gain on written option contracts	—	—	—	93	—	—	93
Total	$—	$—	$—	$339	$—	$—	$339

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of written option contracts	$—	$—	$—	$49	$—	$—	$49
Total	$—	$—	$—	$49	$—	$—	$49

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

16

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$13,399	$8,169

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$12,996
Undistributed Long-Term Capital Gain	226,565
Unrealized Appreciation*	196,457
Total Accumulated Earnings	$436,018

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$19
Accumulated Net Realized Gain (Loss)	(19)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the

17

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

During the year ended December 31, 2014, the Fund utilized $1,255 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

18

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.75%
Class IB	1.00

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$538,658	$—	$538,658
Sales Proceeds	743,179	—	743,179

19

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

20

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

21

Hartford Disciplined Equity HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$18.36	$0.14	$2.83	$2.97	$(0.14)	$(0.20)	$(0.34)	$20.99	16.18%	$734,110	0.75%	0.75%	0.73%
IB	18.27	0.09	2.81	2.90	(0.09)	(0.20)	(0.29)	20.88	15.87	107,577	1.00	1.00	0.47

For the Year Ended December 31, 2013
IA	$13.64	$0.17	$4.72	$4.89	$(0.17)	$–	$(0.17)	$18.36	35.82%	$811,099	0.76%	0.76%	1.07%
IB	13.58	0.13	4.68	4.81	(0.12)	–	(0.12)	18.27	35.47	118,598	1.01	1.01	0.82

For the Year Ended December 31, 2012 (D)
IA	$11.78	$0.22	$1.86	$2.08	$(0.22)	$–	$(0.22)	$13.64	17.62%	$798,148	0.75%	0.75%	1.45%
IB	11.73	0.18	1.85	2.03	(0.18)	–	(0.18)	13.58	17.33	116,113	1.00	1.00	1.20

For the Year Ended December 31, 2011 (D)
IA	$11.79	$0.14	$(0.01)	$0.13	$(0.14)	$–	$(0.14)	$11.78	1.15%	$852,312	0.74%	0.74%	1.06%
IB	11.73	0.11	–	0.11	(0.11)	–	(0.11)	11.73	0.90	129,416	0.99	0.99	0.81

For the Year Ended December 31, 2010 (D)
IA	$10.47	$0.15	$1.32	$1.47	$(0.15)	$–	$(0.15)	$11.79	14.04%	$1,022,321	0.75%	0.75%	1.35%
IB	10.42	0.13	1.30	1.43	(0.12)	–	(0.12)	11.73	13.76	159,898	1.00	1.00	1.10

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	63%
For the Year Ended December 31, 2013	23
For the Year Ended December 31, 2012	34
For the Year Ended December 31, 2011	44
For the Year Ended December 31, 2010	44

22

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Disciplined Equity HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Disciplined Equity HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

23

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

24

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

25

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Disciplined Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,086.10	$3.94	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Class IB	$1,000.00	$1,084.50	$5.25	$1,000.00	$1,020.16	$5.09	1.00	184	365

27

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Disciplined Equity HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’

28

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

29

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds and also noted that the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency

30

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

Hartford Disciplined Equity HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS
P.O. Box 14293
Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-DE14 2-15     115338-2         Printed in U.S.A.

HARTFORDFUNDS

HARTFORD DIVIDEND AND GROWTH HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Dividend and Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Dividend and Growth HLS Fund inception 03/09/1994
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Dividend and Growth IA	12.96%	14.19%	8.49%
Dividend and Growth IB	12.68%	13.91%	8.22%
Russell 1000 Value Index	13.45%	15.42%	7.30%
S&P 500 Index	13.69%	15.45%	7.67%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Dividend and Growth HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 12.96% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 13.69% for the same period. The Fund also underperformed the Russell 1000 Value Index, which returned 13.45% for the same period. The Fund outperformed the 9.76% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall equity market performance was positive for the period across all market capitalizations: mid caps (+10%), large cap equities (+14%), and small caps (+5%) all rose as represented by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. During the twelve-month period, nine of the ten sectors within the S&P 500 Index posted positive returns, led by Utilities (+29%) Healthcare (+25%), and Information Technology (+20%).

The Fund’s performance relative to the S&P 500 Index benefitted from strong security selection in Consumer Discretionary, Industrials, and Information Technology as well as an overweight in the Healthcare sector and our underweight in the Consumer Discretionary sector. However, this was more than offset by weaker stock selection in the Financials and Healthcare sectors, an underweight to Information Technology, and the drag associated with a modest cash position held in an upward trending market.

The Fund’s top detractors from returns relative to the S&P 500 Index were Apple (Information Technology), Chevron (Energy), and Verizon Communications (Telecommunication Services). Shares of Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers, hit record-high levels toward the end of the period driven by strong demand for the iPhone 6 and 6 Plus. The company also reported strong quarterly results throughout the year. Our underweight position in the strong performing S&P 500 Index constituent detracted from relative returns. Shares of Chevron, a U.S.-based integrated oil and gas company, fell during the period. The company faced performance struggles as new problems at the Angola liquid natural gas plant will increase the risk that guidance on plant production is reduced for 2015 and guidance on the firm’s costs is raised. Moreover, energy stocks broadly slid as oil prices tumbled to five-year lows at the end of the period. Shares of Verizon Communications, a U.S.-based provider of wireline, wireless, internet, and television services, fell modestly during the period. The Telecommunication Services sector was under pressure during August, in part due to adverse merger and acquisition headlines, particularly Sprint ending its pursuit of T-Mobile. Exxon Mobil (Energy) and Marathon Oil (Energy) also detracted from absolute returns.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Google (Information Technology), Delta Air Lines (Industrials), and Amazon.com (Consumer Discretionary). Shares of Google, a U.S.-based leading internet search provider, underperformed the broader market during the year. Third quarter revenues fell short of consensus estimates and concerns regarding costs placed pressure on the stock price. Our underweight exposure to the stock contributed to relative returns. We reestablished a position in Google late in the period on these weaknesses. Shares of Delta Air Lines, a U.S.-based air carrier, rose on strong third quarter results with solid earnings and operating profit improvement. Shares

3

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

December 31, 2014 (Unaudited)

of Amazon.com, a U.S.-based global e-commerce retailer, underperformed as investors became concerned with slightly slowing revenue growth and the impact of a price increase for Prime customers. Not owning the poor performing S&P 500 Index constituent contributed to relative returns. Wells Fargo (Financials), Microsoft (Information Technology), and Intel (Information Technology) were among the top contributors to absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Relative to the rest of the world, the U.S. economy still appears to be holding up better. The U.S. economy has strengthened recently and we now believe that GDP growth in the 2.5% range is achievable in 2015. We continue to search for investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and strong companies that are temporarily out of market favor. At the end of the period, our largest overweights were to the Financials and Industrials sectors, while we remained underweight the Consumer Discretionary and Information Technology sectors, relative to the S&P 500 Index.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.2%
Consumer Staples	7.5
Energy	9.0
Financials	21.2
Health Care	16.5
Industrials	13.8
Information Technology	15.2
Materials	2.2
Services	2.5
Utilities	3.3
Total	98.4%
Short-Term Investments	1.6
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Dividend and Growth HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.4%
	Automobiles and Components - 1.7%
3,352	Ford Motor Co.	$51,963
544	Honda Motor Co., Ltd. ADR	16,068
		68,031
	Banks - 7.6%
455	Bank of Nova Scotia	25,953
768	PNC Financial Services Group, Inc.	70,089
635	US Bancorp	28,545
3,318	Wells Fargo & Co.	181,872
		306,459
	Capital Goods - 7.1%
316	Caterpillar, Inc.	28,927
537	Eaton Corp. plc	36,509
1,572	General Electric Co.	39,712
504	Honeywell International, Inc.	50,397
68	Lockheed Martin Corp.	13,165
433	Raytheon Co.	46,806
626	Textron, Inc.	26,357
409	United Technologies Corp.	47,059
		288,932
	Commercial and Professional Services - 2.3%
503	Equifax, Inc.	40,679
1,146	Nielsen N.V.	51,256
		91,935
	Consumer Services - 0.6%
409	Las Vegas Sands Corp.	23,761

	Diversified Financials - 6.4%
135	Ameriprise Financial, Inc.	17,816
1,786	Bank of America Corp.	31,947
177	BlackRock, Inc.	63,342
920	Citigroup, Inc.	49,797
1,564	JP Morgan Chase & Co.	97,888
		260,790
	Energy - 9.0%
524	Anadarko Petroleum Corp.	43,209
904	Chevron Corp.	101,369
185	EOG Resources, Inc.	17,063
1,016	Exxon Mobil Corp.	93,927
413	Halliburton Co.	16,243
676	Imperial Oil Ltd.	29,105
961	Marathon Oil Corp.	27,178
241	Schlumberger Ltd.	20,582
313	Total S.A. ADR	16,005
		364,681
	Food and Staples Retailing - 3.4%
858	CVS Health Corp.	82,623
129	Walgreens Boots Alliance Inc.	9,830
542	Wal-Mart Stores, Inc.	46,551
		139,004
	Food, Beverage and Tobacco - 3.1%
466	Coca-Cola Co.	19,679
268	Kraft Foods Group, Inc.	16,771
638	Mondelez International, Inc.	23,191
335	Philip Morris International, Inc.	27,295
970	Unilever N.V. Class NY ADR	37,871
		124,807
	Health Care Equipment and Services - 4.2%
694	Cardinal Health, Inc.	56,009
941	Medtronic, Inc.	67,931
459	UnitedHealth Group, Inc.	46,374
		170,314
	Household and Personal Products - 1.0%
455	Procter & Gamble Co.	41,485

	Insurance - 7.2%
698	ACE Ltd.	80,206
234	Aflac, Inc.	14,307
585	Marsh & McLennan Cos., Inc.	33,511
731	MetLife, Inc.	39,520
887	Principal Financial Group, Inc.	46,071
853	Prudential Financial, Inc.	77,177
		290,792
	Materials - 2.2%
775	Dow Chemical Co.	35,353
746	Goldcorp, Inc.	13,825
751	International Paper Co.	40,237
		89,415
	Media - 3.5%
1,820	Comcast Corp. Class A	105,606
368	Walt Disney Co.	34,647
		140,253
	Pharmaceuticals, Biotechnology and Life Sciences - 12.3%
743	AstraZeneca plc ADR	52,314
1,175	Bristol-Myers Squibb Co.	69,338
915	Eli Lilly & Co.	63,149
803	Johnson & Johnson	83,950
2,428	Merck & Co., Inc.	137,896
2,207	Pfizer, Inc.	68,736
478	Zoetis, Inc.	20,577
		495,960
	Retailing - 1.4%
835	Lowe's Cos., Inc.	57,481

	Semiconductors and Semiconductor Equipment - 3.6%
667	Altera Corp.	24,633
554	Analog Devices, Inc.	30,774
2,091	Intel Corp.	75,898
293	Texas Instruments, Inc.	15,660
		146,965
	Software and Services - 7.2%
752	Accenture plc	67,163
84	Google, Inc. Class A ●	44,708
2,369	Microsoft Corp.	110,043
754	Oracle Corp.	33,907
1,337	Symantec Corp.	34,303
		290,124
	Technology Hardware and Equipment - 4.4%
608	Apple, Inc.	67,135
373	Avnet, Inc.	16,050
2,315	Cisco Systems, Inc.	64,379
434	Qualcomm, Inc.	32,279
		179,843
	Telecommunication Services - 2.5%
2,151	Verizon Communications, Inc.	100,636

	Transportation - 4.4%
902	CSX Corp.	32,670
736	Delta Air Lines, Inc.	36,182

The accompanying notes are an integral part of these financial statements.

5

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 98.4% - (continued)
	Transportation - 4.4% - (continued)
226	FedEx Corp.		$39,300
625	United Parcel Service, Inc. Class B		69,477
			177,629
	Utilities - 3.3%
462	Dominion Resources, Inc.		35,498
719	Exelon Corp.		26,651
502	NextEra Energy, Inc.		53,309
670	NRG Energy, Inc.		18,061
			133,519
	Total Common Stocks
	(Cost $2,659,280)		$3,982,816

	Total Long-Term Investments
	(Cost $2,659,280)		$3,982,816

Short-Term Investments - 1.6%
Other Direct Federal Obligations - 0.5%
	FHLB
$21,903	0.13%, 2/20/2015 ○		$21,899

Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $42, collateralized by U.S. Treasury Note 0.75%, 2018, value of $43)
$42	0.05%, 12/31/2014		$42
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $214, collateralized by U.S. Treasury Note 2.50%, 2024, value of $218)
214	0.07%, 12/31/2014		214
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$5,572, collateralized by U.S. Treasury Bond
3.88% - 5.25%, 2029 - 2040, U.S. Treasury
Note 0.25% - 4.63%, 2015 - 2022, value of
	$5,684)
5,572	0.06%, 12/31/2014		5,572
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,428, collateralized by FHLMC 2.00% -
5.50%, 2019 - 2044, FNMA 2.00% - 4.00%,
2024 - 2042, GNMA 3.00%, 2043, U.S. Treasury
	Bill 0.07%, 2015, value of $2,476)
2,428	0.07%, 12/31/2014		2,428
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$5,968, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $6,087)
5,968	0.05%, 12/31/2014		5,968
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $10,666, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 -
	2022, value of $10,879)
10,666	0.06%, 12/31/2014		10,666
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,731, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00% -
9.50%, 2015 - 2049, GNMA 2.50% - 10.00%,
	2016 - 2055, value of $1,766)
1,731	0.12%, 12/31/2014		1,731
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $454, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $463)
454	0.07%, 12/31/2014		454
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$5,074, collateralized by U.S. Treasury Bond
8.75%, 2020, U.S. Treasury Note 0.25% -
	2.88%, 2015 - 2022, value of $5,176)
5,074	0.07%, 12/31/2014		5,074
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $10,867, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $11,085)
10,867	0.08%, 12/31/2014		10,867
			43,016
	Total Short-Term Investments
	(Cost $64,915)		$64,915

	Total Investments
	(Cost $2,724,195) ▲	100.0%	$4,047,731
	Other Assets and Liabilities	–%	767
	Total Net Assets	100.0%	$4,048,498

The accompanying notes are an integral part of these financial statements.

6

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $2,727,670 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,360,242
Unrealized Depreciation	(40,181)
Net Unrealized Appreciation	$1,320,061

●	Non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,982,816	$3,982,816	$—	$—
Short-Term Investments	64,915	—	64,915	—
Total	$4,047,731	$3,982,816	$64,915	$—

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Dividend and Growth HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,724,195)	$4,047,731
Cash	—
Receivables:
Investment securities sold	2,433
Fund shares sold	734
Dividends and interest	5,063
Other assets	—
Total assets	4,055,961
Liabilities:
Payables:
Investment securities purchased	3,737
Fund shares redeemed	2,956
Investment management fees	581
Distribution fees	30
Accrued expenses	159
Total liabilities	7,463
Net assets	$4,048,498
Summary of Net Assets:
Capital stock and paid-in-capital	$2,222,683
Undistributed net investment income	3,105
Accumulated net realized gain	499,177
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	1,323,533
Net assets	$4,048,498
Shares authorized	4,200,000
Par value	$0.001
Class IA: Net asset value per share	$26.45
Shares outstanding	132,430
Net assets	$3,502,492
Class IB: Net asset value per share	$26.38
Shares outstanding	20,699
Net assets	$546,006

The accompanying notes are an integral part of these financial statements.

9

Hartford Dividend and Growth HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$103,608
Interest	32
Less: Foreign tax withheld	(814)
Total investment income, net	102,826

Expenses:
Investment management fees	27,013
Transfer agent fees	6
Distribution fees - Class IB	1,480
Custodian fees	11
Accounting services fees	504
Board of Directors' fees	105
Audit fees	40
Other expenses	443
Total expenses (before fees paid indirectly)	29,602
Commission recapture	(30)
Total fees paid indirectly	(30)
Total expenses, net	29,572
Net Investment Income	73,254

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	526,084
Net realized gain on foreign currency contracts	—
Net realized loss on other foreign currency transactions	(10)
Net Realized Gain on Investments and Foreign Currency Transactions	526,074

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(90,162)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(90,165)
Net Gain on Investments and Foreign Currency Transactions	435,909
Net Increase in Net Assets Resulting from Operations	$509,163

The accompanying notes are an integral part of these financial statements.

10

Hartford Dividend and Growth HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$73,254	$81,116
Net realized gain on investments and foreign currency transactions	526,074	504,606
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(90,165)	630,298
Net Increase in Net Assets Resulting from Operations	509,163	1,216,020
Distributions to Shareholders:
From net investment income
Class IA	(64,044)	(69,768)
Class IB	(8,635)	(10,132)
Total from net investment income	(72,679)	(79,900)
From net realized gain on investments
Class IA	(428,416)	(100,606)
Class IB	(71,757)	(16,432)
Total from net realized gain on investments	(500,173)	(117,038)
Total distributions	(572,852)	(196,938)
Capital Share Transactions:
Class IA
Sold	77,989	143,649
Issued on reinvestment of distributions	492,460	170,374
Redeemed	(774,792)	(1,089,386)
Total capital share transactions	(204,343)	(775,363)
Class IB
Sold	10,840	57,875
Issued on reinvestment of distributions	80,392	26,564
Redeemed	(156,636)	(193,494)
Total capital share transactions	(65,404)	(109,055)
Net decrease from capital share transactions	(269,747)	(884,418)
Net Increase (Decrease) in Net Assets	(333,436)	134,664
Net Assets:
Beginning of period	4,381,934	4,247,270
End of period	$4,048,498	$4,381,934
Undistributed (distributions in excess of) net investment income	$3,105	$2,679
Shares:
Class IA
Sold	2,826	5,815
Issued on reinvestment of distributions	18,650	6,547
Redeemed	(28,062)	(43,794)
Total share activity	(6,586)	(31,432)
Class IB
Sold	393	2,348
Issued on reinvestment of distributions	3,059	1,025
Redeemed	(5,789)	(7,843)
Total share activity	(2,337)	(4,470)

The accompanying notes are an integral part of these financial statements.

11

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford Dividend and Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee. Class IC shares have not commenced operations as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

12

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-

13

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2014.

15

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$122,937	$79,900
Long-Term Capital Gains*	449,915	117,038

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$8,615
Undistributed Long-Term Capital Gain	497,142
Unrealized Appreciation*	1,320,058
Total Accumulated Earnings	$1,825,815

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(149)
Accumulated Net Realized Gain (Loss)	149

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.67%
Class IB	0.92

18

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $6. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$779,088	$—	$779,088
Sales Proceeds	1,551,388	—	1,551,388

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

20

Hartford Dividend and Growth HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$27.05	$0.49	$2.92	$3.41	$(0.49)	$(3.52)	$(4.01)	$26.45	12.96%	$3,502,492	0.67%	0.67%	1.78%
IB	26.99	0.42	2.91	3.33	(0.42)	(3.52)	(3.94)	26.38	12.68	546,006	0.92	0.92	1.53

For the Year Ended December 31, 2013
IA	$21.46	$0.46	$6.33	$6.79	$(0.51)	$(0.69)	$(1.20)	$27.05	31.92%	$3,760,183	0.67%	0.67%	1.88%
IB	21.42	0.40	6.31	6.71	(0.45)	(0.69)	(1.14)	26.99	31.58	621,751	0.92	0.92	1.62

For the Year Ended December 31, 2012 (D)
IA	$19.34	$0.49	$2.13	$2.62	$(0.50)	$–	$(0.50)	$21.46	13.59%	$3,658,076	0.67%	0.67%	2.13%
IB	19.30	0.45	2.11	2.56	(0.44)	–	(0.44)	21.42	13.31	589,194	0.92	0.92	1.88

For the Year Ended December 31, 2011 (D)
IA	$19.50	$0.42	$(0.16)	$0.26	$(0.42)	$–	$(0.42)	$19.34	1.32%	$3,851,657	0.67%	0.67%	1.98%
IB	19.46	0.36	(0.16)	0.20	(0.36)	–	(0.36)	19.30	1.06	658,419	0.92	0.92	1.73

For the Year Ended December 31, 2010 (D)
IA	$17.55	$0.35	$1.96	$2.31	$(0.36)	$–	$(0.36)	$19.50	13.21%	$4,409,787	0.68%	0.68%	1.87%
IB	17.51	0.32	1.94	2.26	(0.31)	–	(0.31)	19.46	12.93	756,001	0.93	0.93	1.62

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	19%
For the Year Ended December 31, 2013	25
For the Year Ended December 31, 2012	20
For the Year Ended December 31, 2011	24
For the Year Ended December 31, 2010	32

21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Dividend and Growth HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Dividend and Growth HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

22

Hartford Dividend and Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

23

Hartford Dividend and Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

24

Hartford Dividend and Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Dividend and Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,044.60	$3.45	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$1,043.30	$4.74	$1,000.00	$1,020.57	$4.69	0.92	184	365

26

Hartford Dividend and Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Dividend and Growth HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’

27

Hartford Dividend and Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

28

Hartford Dividend and Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency

29

Hartford Dividend and Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

Hartford Dividend and Growth HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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e) the use of detection software.

We are responsible for and must:

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c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-DG14 2-15 113538-4 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD GLOBAL GROWTH HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Global Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Global Growth HLS Fund inception 09/30/1988

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Global Growth IA	6.79%	12.06%	5.25%
Global Growth IB	6.58%	11.79%	4.99%
MSCI World Growth Index	6.55%	11.49%	7.11%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.82% and 1.07%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Global Growth HLS Fund

 Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Managers
John Boselli, CFA	Matthew D. Hudson, CFA
Senior Managing Director and Equity Portfolio Manager	Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Global Growth HLS Fund returned 6.79% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 6.55% for the same period. The Fund outperformed the 2.93% average return of the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market marched on in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all conspired to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor growth domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments in the second half of 2014, including an encouraging U.S. corporate earnings season and the fastest U.S. economic growth in more than a decade during the third quarter. Accommodative global monetary policy continued to be a central theme through year end. The Bank of Japan unexpectedly expanded its quantitative easing (QE) policy in late October, the People's Bank of China surprised markets in November with its first rate cut in two years, and the European Central Bank maintained its stance implying interest rates will remain low with hints of sovereign QE beginning early in 2015. Despite these positives, many market participants found ample reason to reassess their risk appetites, given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

For the annual period, growth stocks (+6.5%) outperformed value stocks (+4.4%) as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, seven of ten sectors posted positive returns. Healthcare (+21%), Information Technology (+14%), and Consumer Staples (+7%) gained the most, while the Energy (-12%), Telecommunication Services (-8%), and Materials (-1%) sectors lagged on a relative basis.

The Fund’s outperformance versus the MSCI World Growth Index was driven by both sector allocation and security selection. An overweight allocation to the Information Technology sector and underweight allocations to the Energy and Materials sectors contributed to relative returns. This was partially offset by an underweight allocation to Consumer Discretionary and an overweight exposure to Financials. Security selection contributed to relative performance driven by strong selection in Consumer Staples, Industrials, and Information Technology. Selection was weaker in the Consumer Discretionary, Financials, and Healthcare sectors.

Top contributors to relative performance included Baidu (Information Technology), Lowe’s Companies (Consumer Discretionary), and Largan Precision (Information Technology). Shares of Baidu, a leading Chinese language internet search provider, rose on strong quarterly results and strong guidance. U.S.-based home improvement retailer Lowe’s Companies rose after reporting better-than-expected third-quarter earnings and raising full-year guidance. The company is also benefiting from investor optimism about the home improvement landscape. Shares of Taiwan-based Largan Precision, the leading manufacturer of camera lenses for smartphones, moved higher as sales and earnings have been strong driven by features upgrades in Apple and Chinese smartphones. Top absolute contributors also included Gilead Sciences (Healthcare).

The top detractors from the Fund’s relative performance were Apple (Information Technology), Sands China (Consumer Discretionary), and MEG Energy (Energy). Shares of Apple, a U.S.-based designer, manufacturer, and retailer of a range of personal electronic products, rose on strong demand for the iPhone 6 and 6 Plus. Our underweight position in this MSCI World Growth Index constituent detracted from performance relative to the MSCI World Growth Index. Sands China is a casino operator in Macau and a subsidiary of Las Vegas Sands. Shares declined on concerns about a slowing Chinese economy and the Chinese government’s crackdown on extravagant trips by government officials to Macau which contributed to weakness in revenues. Canadian oil sands producer MEG Energy saw its shares decline as part of a broader slide in energy stocks as oil prices tumbled to four-year lows at the end of the period. Top absolute detractors also included Lululemon Athletica (Consumer Discretionary).

3

Hartford Global Growth HLS Fund

 Manager Discussion – (continued)

December 31, 2014 (Unaudited)

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

Looking globally, we believe that the U.S. appears to be on a self-sustaining growth path. Both consumer and corporate U.S. balance sheets appear to have improved over the past five years. We believe that U.S. corporate profit margins are high and managements have returned substantial excess capital to shareholders. We believe that Europe and Japan should begin to see the benefits of easy monetary policy and weaker currencies. As we enter 2015, we are optimistic about opportunities that we are finding globally.

At the end of the period, our largest sector overweights continued to be to the Information Technology, Financials, and Healthcare sectors, while we were most underweight Consumer Discretionary, Industrials, and Materials, relative to the MSCI World Growth Index.

Diversification by Country
as of December 31, 2014

Percentage of
Country	Net Assets
Belgium	2.4%
British Virgin Islands	0.0
Canada	0.4
China	4.2
Denmark	1.6
Finland	0.6
France	1.5
Germany	2.0
Hong Kong	0.9
India	1.2
Ireland	0.5
Israel	0.7
Japan	4.5
Mexico	0.4
Netherlands	0.3
Spain	0.4
Switzerland	5.3
Taiwan	1.8
United Kingdom	4.9
United States	66.0
Short-Term Investments	0.8
Other Assets and Liabilities	(0.4)
Total	100.0%

4

Hartford Global Growth HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.1%
	Automobiles and Components - 0.6%
39	Delphi Automotive plc	$2,852

	Banks - 2.6%
222	Banco Bilbao Vizcaya Argentaria S.A.	2,094
222	Banco Bilbao Vizcaya Argentaria S.A. Rights	21
40	BNP Paribas	2,367
3,132	China Construction Bank	2,558
254	ICICI Bank Ltd.	2,939
446	Mitsubishi UFJ Financial Group, Inc.	2,449
		12,428
	Capital Goods - 5.3%
136	ABB Ltd. ADR	2,887
459	Mitsubishi Heavy Industries Ltd.	2,533
19	Northrop Grumman Corp.	2,799
48	Safran S.A.	2,944
29	Schneider Electric S.A.	2,091
67	Sensata Technologies Holding N.V. ●	3,515
8	SMC Corp. of America	2,130
72	Textron, Inc.	3,014
33	Wabco Holdings, Inc. ●	3,500
		25,413
	Commercial and Professional Services - 0.6%
34	Equifax, Inc.	2,750

	Consumer Durables and Apparel - 2.4%
41	Pandora A/S	3,293
17	Polaris Industries, Inc.	2,500
121	Pulte Group, Inc.	2,593
159	Sony Corp.	3,247
		11,633
	Consumer Services - 2.5%
172	Compass Group plc ●	2,939
327	Galaxy Entertainment Group Ltd.	1,816
106	MGM Resorts International ●	2,266
542	Sands China Ltd.	2,641
31	Starbucks Corp.	2,568
		12,230
	Diversified Financials - 8.7%
80	American Express Co.	7,484
21	Ameriprise Financial, Inc.	2,731
19	BlackRock, Inc.	6,770
56	Discover Financial Services	3,689
40	JP Morgan Chase & Co.	2,532
64	Julius Baer Group Ltd.	2,937
55	Legg Mason, Inc.	2,954
39	Moody's Corp.	3,728
75	MSCI, Inc.	3,576
10	Partners Group	2,895
70	SEI Investments Co.	2,814
		42,110
	Energy - 2.2%
29	EOG Resources, Inc.	2,648
112	MEG Energy Corp. ●	1,890
23	Pioneer Natural Resources Co.	3,481
31	Schlumberger Ltd.	2,676
		10,695
	Food and Staples Retailing - 2.2%
78	CVS Health Corp.	7,516
81	Seven & I Holdings Co., Ltd.	2,896
		10,412
	Food, Beverage and Tobacco - 6.6%
50	Altria Group, Inc.	2,439
75	Anheuser-Busch InBev N.V.	8,415
48	British American Tobacco plc	2,616
–	Diamond Foods, Inc. ●	13
76	Imperial Tobacco Group plc	3,341
469	ITC Ltd. GDR §	2,740
18	Keurig Green Mountain, Inc.	2,351
62	Lorillard, Inc.	3,906
88	Mondelez International, Inc.	3,178
28	Monster Beverage Corp. ●	3,036
		32,035
	Health Care Equipment and Services - 2.6%
67	Aetna, Inc.	5,947
35	Medtronic, Inc.	2,501
41	UnitedHealth Group, Inc.	4,096
		12,544
	Insurance - 4.7%
26	ACE Ltd.	3,037
122	American International Group, Inc.	6,822
42	Aon plc	3,988
133	Assured Guaranty Ltd.	3,457
1,286	PICC Property and Casualty Co., Ltd.	2,483
58	Sampo Oyj Class A	2,702
		22,489
	Materials - 1.4%
190	Cemex S.A.B. de C.V. ADR	1,936
34	HeidelbergCement AG	2,403
235	James Hardie Industries plc	2,510
		6,849
	Media - 2.4%
59	Comcast Corp. Class A	3,402
88	Twenty-First Century Fox, Inc.	3,384
26	Walt Disney Co.	2,468
113	WPP plc	2,339
		11,593
	Pharmaceuticals, Biotechnology and Life Sciences - 14.8%
12	Actavis plc ●	3,063
22	Actelion Ltd.	2,572
88	AstraZeneca plc	6,196
11	Biogen Idec, Inc. ●	3,831
149	Bristol-Myers Squibb Co.	8,781
36	Celgene Corp. ●	4,021
82	Gilead Sciences, Inc. ●	7,742
122	Merck & Co., Inc.	6,923
58	Novartis AG	5,406
104	Novo Nordisk A/S	4,386
9	Regeneron Pharmaceuticals, Inc. ●	3,725
32	Roche Holding AG	8,797
38	UCB S.A.	2,918
27	Vertex Pharmaceuticals, Inc. ●	3,151
		71,512
	Real Estate - 1.9%
35	American Tower Corp. REIT	3,499
28	Daito Trust Construction Co., Ltd.	3,222
87	Mitsui Fudosan Co., Ltd.	2,333
		9,054

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.1% - (continued)
	Retailing - 3.5%
8	Amazon.com, Inc. ●	$2,461
125	Lowe's Cos., Inc.	8,586
29	Next plc	3,064
3	Priceline (The) Group, Inc. ●	3,010
		17,121
	Semiconductors and Semiconductor Equipment - 3.5%
72	Altera Corp.	2,643
192	Arm Holdings plc	2,951
229	Infineon Technologies AG	2,428
177	MediaTek, Inc.	2,567
94	Micron Technology, Inc. ●	3,278
665	Taiwan Semiconductor Manufacturing Co., Ltd.	2,930
		16,797
	Software and Services - 19.0%
37	Accenture plc	3,268
167	Activision Blizzard, Inc.	3,362
46	Adobe Systems, Inc. ●	3,353
45	Akamai Technologies, Inc. ●	2,862
34	Alibaba Group Holding Ltd. ●	3,512
36	Automatic Data Processing, Inc.	3,030
30	Baidu, Inc. ADR ●	6,944
45	Check Point Software Technologies Ltd. ADR ●	3,562
58	Cognizant Technology Solutions Corp. ●	3,042
4	Dropbox, Inc. ⌂●†	62
60	Facebook, Inc. ●	4,716
42	Fiserv, Inc. ●	2,988
46	Gartner, Inc. Class A ●	3,894
7	Google, Inc. Class C ●	3,751
60	Intuit, Inc.	5,501
61	Jack Henry & Associates, Inc.	3,776
59	MasterCard, Inc.	5,126
141	Microsoft Corp.	6,527
110	Oracle Corp.	4,947
54	Salesforce.com, Inc. ●	3,186
57	United Internet AG	2,571
77	Vantiv, Inc. ●	2,620
22	Visa, Inc.	5,828
53	Yelp, Inc. ●	2,911
		91,339
	Technology Hardware and Equipment - 8.6%
168	Apple, Inc.	18,532
107	Cisco Systems, Inc.	2,969
30	F5 Networks, Inc. ●	3,875
392	Hitachi Ltd.	2,892
40	Largan Precision Co., Ltd.	2,972
2,297	Lenovo Group Ltd.	2,998
38	Mobileye N.V. ●	1,553
29	SanDisk Corp.	2,873
33	Stratasys Ltd. ●	2,718
		41,382
	Telecommunication Services - 0.6%
101	T-Mobile US, Inc. ●	2,708

	Transportation - 2.0%
18	FedEx Corp.	3,059
24	Kansas City Southern	2,923
52	United Continental Holdings, Inc. ●	3,452
		9,434
	Utilities - 0.4%
304	ENN Energy Holdings Ltd.	1,720

	Total Common Stocks
	( Cost $393,854)	$477,100

Preferred Stocks - 0.5%
	Automobiles and Components - 0.5%
10	Volkswagen AG N.V.	$2,332

	Technology Hardware and Equipment - 0.0%
2	Pure Storage, Inc. ⌂●†	34

	Total Preferred Stocks
	(Cost $2,520)	$2,366

Warrants - 0.0%
	Diversified Financials - 0.0%
16	Atlas Mara Co-Nvest Ltd.	$7
1	Imperial Holdings, Inc. ⌂	–
		7
	Total Warrants
	(Cost $–)	$7

	Total Long-Term Investments
	(Cost $396,374)	$479,473

Short-Term Investments - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $4, collateralized by U.S. Treasury Note 0.75%, 2018, value of $4)
$4	0.05%, 12/31/2014	$4
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $20, collateralized by U.S. Treasury Note 2.50%, 2024, value of $20)
20	0.07%, 12/31/2014	20
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $520,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25% -
	4.63%, 2015 - 2022, value of $530)
520	0.06%, 12/31/2014	520
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $226,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $231)
226	0.07%, 12/31/2014	226
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $557,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017 -
	2020, value of $568)
557	0.05%, 12/31/2014	557

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 0.8% - (continued)
Repurchase Agreements - 0.8% - (continued)
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $995, collateralized by U.S. Treasury
Bond 3.63% - 9.88%, 2015 - 2043, U.S.
Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $1,015)
$995	0.06%, 12/31/2014		$995
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $161, collateralized by FHLMC 2.00%
- 10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $165)
161	0.12%, 12/31/2014		161
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $42, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $43)
42	0.07%, 12/31/2014		42
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $473,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015 -
	2022, value of $483)
473	0.07%, 12/31/2014		473
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $1,014, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $1,034)
1,014	0.08%, 12/31/2014		1,014
			4,012
	Total Short-Term Investments
	(Cost $4,012)		$4,012

	Total Investments
	(Cost $400,386) ▲	100.4%	$483,485
	Other Assets and Liabilities	(0.4)%	(1,964)
	Total Net Assets	100.0%	$481,521

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $400,846 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$91,349
Unrealized Depreciation	(8,710)
Net Unrealized Appreciation	$82,639

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $96, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $2,740, which represents 0.6% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2012	4	Dropbox, Inc.	$32
04/2014	1	Imperial Holdings, Inc. Warrants	–
04/2014	2	Pure Storage, Inc. Preferred	37

At December 31, 2014, the aggregate value of these securities was $96, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$2,852	$2,852	$–	$–
Banks	12,428	2,960	9,468	–
Capital Goods	25,413	12,828	12,585	–
Commercial and Professional Services	2,750	2,750	–	–
Consumer Durables and Apparel	11,633	5,093	6,540	–
Consumer Services	12,230	4,834	7,396	–
Diversified Financials	42,110	36,278	5,832	–
Energy	10,695	10,695	–	–
Food and Staples Retailing	10,412	7,516	2,896	–
Food, Beverage and Tobacco	32,035	14,923	17,112	–
Health Care Equipment and Services	12,544	12,544	–	–
Insurance	22,489	17,304	5,185	–
Materials	6,849	1,936	4,913	–
Media	11,593	9,254	2,339	–
Pharmaceuticals, Biotechnology and Life Sciences	71,512	41,237	30,275	–
Real Estate	9,054	3,499	5,555	–
Retailing	17,121	14,057	3,064	–
Semiconductors and Semiconductor Equipment	16,797	5,921	10,876	–
Software and Services	91,339	88,706	2,571	62
Technology Hardware and Equipment	41,382	32,520	8,862	–
Telecommunication Services	2,708	2,708	–	–
Transportation	9,434	9,434	–	–
Utilities	1,720	–	1,720	–
Total	477,100	339,849	137,189	62
Preferred Stocks	2,366	–	2,332	34
Warrants	7	7	–	–
Short-Term Investments	4,012	–	4,012	–
Total	$483,485	$339,856	$143,533	$96

♦	For the year ended December 31, 2014, investments valued at $3,131 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2014
Assets:
Common Stocks	$48	*	$4	$18	†	$—	$—	$(8)	$—	$—	$62
Preferred Stocks	—		—	(4	)‡	—	38	—	—	—	34
Total	$—		$4	$14		$—	$38	$(8)	$—	$—	$96

*	Acquired with the transistion of assets from Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014 (see Fund Merger in the accompanying Notes to Financial Statements).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $18.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(4).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Growth HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $400,386)	$483,485
Cash	—
Receivables:
Fund shares sold	27
Dividends and interest	659
Total assets	484,171
Liabilities:
Payables:
Investment securities purchased	462
Fund shares redeemed	2,051
Investment management fees	81
Distribution fees	5
Accrued expenses	51
Total liabilities	2,650
Net assets	$481,521
Summary of Net Assets:
Capital stock and paid-in-capital	$374,621
Undistributed net investment income	2,330
Accumulated net realized gain	21,499
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	83,071
Net assets	$481,521
Shares authorized	3,600,000
Par value	$0.001
Class IA: Net asset value per share	$23.74
Shares outstanding	16,365
Net assets	$388,542
Class IB: Net asset value per share	$23.56
Shares outstanding	3,947
Net assets	$92,979

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Growth HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$6,598
Interest	45
Less: Foreign tax withheld	(339)
Total investment income, net	6,304

Expenses:
Investment management fees	3,459
Transfer agent fees	6
Distribution fees - Class IB	216
Custodian fees	20
Accounting services fees	64
Board of Directors' fees	11
Audit fees	28
Other expenses	128
Total expenses (before fees paid indirectly)	3,932
Commission recapture	(5)
Total fees paid indirectly	(5)
Total expenses, net	3,927
Net Investment Income	2,377

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	81,842
Net realized gain on foreign currency contracts	24
Net realized loss on other foreign currency transactions	(67)
Net Realized Gain on Investments and Foreign Currency Transactions	81,799

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(55,421)
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(37)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(55,459)
Net Gain on Investments and Foreign Currency Transactions	26,340
Net Increase in Net Assets Resulting from Operations	$28,717

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Growth HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$2,377	$2,153
Net realized gain on investments and foreign currency transactions	81,799	64,240
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(55,459)	62,249
Net Increase in Net Assets Resulting from Operations	28,717	128,642
Distributions to Shareholders:
From net investment income
Class IA	(1,806)	(2,480)
Class IB	(243)	(371)
Total distributions	(2,049)	(2,851)
Capital Share Transactions:
Class IA
Sold	12,575	16,538
Issued in merger	60,232	—
Issued on reinvestment of distributions	1,806	2,480
Redeemed	(67,948)	(82,410)
Total capital share transactions	6,665	(63,392)
Class IB
Sold	4,065	8,653
Issued in merger	24,368	—
Issued on reinvestment of distributions	243	371
Redeemed	(20,397)	(30,109)
Total capital share transactions	8,279	(21,085)
Net increase (decrease) from capital share transactions	14,944	(84,477)
Net Increase in Net Assets	41,612	41,314
Net Assets:
Beginning of period	439,909	398,595
End of period	$481,521	$439,909
Undistributed (distributions in excess of) net investment income	$2,330	$2,048
Shares:
Class IA
Sold	648	869
Issued in merger	2,474	—
Issued on reinvestment of distributions	76	125
Redeemed	(2,962)	(4,338)
Total share activity	236	(3,344)
Class IB
Sold	178	458
Issued in merger	1,053	—
Issued on reinvestment of distributions	10	19
Redeemed	(896)	(1,589)
Total share activity	345	(1,112)

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Growth HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford Global Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans. During the year ended December 31, 2014, the Fund acquired Hartford Global Research HLS Fund. Please see the section "Fund Merger" for more information.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are Matthew D. Hudson (50%) and John A. Boselli (50%). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee. Class IC shares have not commenced operations as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is

13

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation

14

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class

15

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

16

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$24	$—	$—	$—	$—	$24
Total	$—	$24	$—	$—	$—	$—	$24

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

17

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$2,049	$2,851

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2,330
Undistributed Long-Term Capital Gain	21,959
Unrealized Appreciation*	82,611
Total Accumulated Earnings	$106,900

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(4)
Accumulated Net Realized Gain (Loss)	(2)
Capital Stock and Paid-in-Capital	6

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

During the year ended December 31, 2014, the Fund utilized $58,773 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

19

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.81%
Class IB	1.06

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

20

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$434,912	$—	$434,912
Sales Proceeds	428,916	—	428,916

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Fund Merger:

Reorganization of Hartford Global Research HLS Fund into the Fund: At a meeting held on February 5, 2014, the Board of Directors of Hartford Series Fund, Inc. approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of Hartford Global Research HLS Fund (“Target Fund”) by the Fund (“Acquiring Fund”).

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Target Fund were acquired by the Fund immediately before the opening of business on June 23, 2014. The Fund acquired the assets and liabilities of the Target Fund in exchange for shares in the Fund, which were distributed pro rata by the Target Fund to shareholders, in complete liquidation of the Target Fund.

The Fund did not acquire any capital loss carryforwards from the Target Fund.

21

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

This merger was accomplished by tax free exchange, as detailed below:

	Net assets of Target Fund on June 20, 2014*	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class IA	$60,232	$349,166	$409,398	4,416	2,474
Class IB	24,368	75,419	99,787	1,789	1,053
Total	$84,600	$424,585	$509,185	6,205	3,527

* Final day of operations immediately prior to the merger.

The Target Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of June 20, 2014:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$(42)	$13,775	$(482)	$71,349	$84,600

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended December 31, 2014, were as follows:

Fund	Net Investment Income	Net Gain on Investments	Net Increase in Net Assets Resulting From Operations
Acquiring Fund	$2,932	$34,614	$37,546

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since the merger date.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment

22

Hartford Global Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

23

Hartford Global Growth HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$22.33	$0.13	$1.39	$1.52	$(0.11)	$–	$(0.11)	$23.74	6.79%	$388,542	0.81%	0.81%	0.57%
IB	22.16	0.07	1.39	1.46	(0.06)	–	(0.06)	23.56	6.58	92,979	1.06	1.06	0.30

For the Year Ended December 31, 2013
IA	$16.50	$0.11	$5.86	$5.97	$(0.14)	$–	$(0.14)	$22.33	36.30%	$360,086	0.82%	0.82%	0.56%
IB	16.38	0.06	5.81	5.87	(0.09)	–	(0.09)	22.16	35.90	79,823	1.07	1.07	0.32

For the Year Ended December 31, 2012 (D)
IA	$13.45	$0.14	$3.00	$3.14	$(0.09)	$–	$(0.09)	$16.50	23.41%	$321,371	0.82%	0.82%	0.73%
IB	13.34	0.09	2.99	3.08	(0.04)	–	(0.04)	16.38	23.10	77,224	1.07	1.07	0.47

For the Year Ended December 31, 2011 (D)
IA	$15.62	$0.08	$(2.24)	$(2.16)	$(0.01)	$–	$(0.01)	$13.45	(13.89)%	$352,947	0.80%	0.80%	0.46%
IB	15.53	0.04	(2.23)	(2.19)	–	–	–	13.34	(14.10)	82,204	1.05	1.05	0.22

For the Year Ended December 31, 2010 (D)
IA	$13.71	$0.04	$1.91	$1.95	$(0.04)	$–	$(0.04)	$15.62	14.25%	$484,754	0.81%	0.81%	0.28%
IB	13.64	–	1.90	1.90	(0.01)	–	(0.01)	15.53	13.96	118,824	1.06	1.06	0.03

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	82%(A)
For the Year Ended December 31, 2013	71
For the Year Ended December 31, 2012	108
For the Year Ended December 31, 2011	57
For the Year Ended December 31, 2010	62

(A)	During the year ended December 31, 2014, the Fund incurred $61.8 million in sales associated with the transition of assets from Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Growth HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Growth HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

25

Hartford Global Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

26

Hartford Global Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

27

Hartford Global Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford Global Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,016.50	$4.07	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class IB	$1,000.00	$1,015.40	$5.33	$1,000.00	$1,019.91	$5.35	1.05	184	365

29

Hartford Global Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Growth HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’

30

Hartford Global Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and in the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

31

Hartford Global Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency

32

Hartford Global Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

Hartford Global Growth HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

34

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”) but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-GG14  2-15      113539-4     Printed in U.S.A.

HARTFORDFUNDS

HARTFORD HEALTHCARE HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Healthcare HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Healthcare HLS Fund inception 05/01/2000
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to difference in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Healthcare IA	27.39%	22.09%	12.64%
Healthcare IB	27.00%	21.77%	12.35%
S&P 500 Index	13.69%	15.45%	7.67%
S&P North American Health Care Sector Index	25.69%	20.70%	11.86%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.89% and 1.14%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Healthcare HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Managers
Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Managing Director and Global Industry Analyst	Senior Managing Director and Global Industry Analyst	Senior Managing Director and Global Industry Analyst	Senior Managing Director and Global Industry Analyst

How did the Fund perform?

The Class IA shares of the Hartford Healthcare HLS Fund returned 27.39% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 25.69% for the same period. The Fund also outperformed the S&P 500 Index, which returned 13.69% for the same period. The Fund also outperformed the 23.77% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks (+26%) outperformed both the broader U.S. market (+14%) and the global equity market (+6%) during the period, as measured by the S&P North American Health Care Sector Index, S&P 500 Index, and the MSCI World Index, respectively. Within the S&P North American Health Care Sector Index, small-cap biopharma returned (+27%), mid-cap biopharma returned (+37%), and large-cap biopharma returned (+25%), while medical technology returned (+23%) and health services returned (+27%).

The Fund outperformed the S&P North American Health Care Sector Index due to a combination of strong stock selection and sector allocation. Security selection contributed to relative returns due to strong selection in small-cap and large-cap biopharma names and medical technology during the period. This was partially offset by negative stock selection in mid-cap biopharma and health care services. An overweight allocation to mid-cap biopharma names as well as an underweight to large-cap biopharma names contributed to relative performance. However, a modest cash position in an upward trending market environment detracted from relative results during the period.

Pfizer (biopharma large-cap), Forest Labs (biopharma mid-cap), and Tetraphase (biopharma small-cap), contributed most to results relative to the S&P North American Health Care Sector Index. Shares of Pfizer, a U.S.-based multinational pharmaceutical company, underperformed after Pfizer’s offer to acquire AstraZeneca was rejected. Not owning this S&P North American Health Care Sector Index component contributed to relative results. Shares of Forest Labs, a U.S.-based pharmaceutical company, soared in early 2014 on news that the company was being acquired by Actavis for $25 billion. Shares of Tetraphase, a U.S.-based biopharmaceutical company, were up notably after the company announced positive top-line results for a study evaluating the use of one of their drugs in complicated urinary tract infections. Top contributors to absolute performance during the period also included Gilead Sciences (specialty pharmaceuticals) and Covidien (health care equipment & services).

Allergan (biopharma large-cap), Arena Pharmaceutical (biopharma small-cap), and Amgen (biopharma large-cap) were the top detractors from performance relative to the S&P North American Health Care Sector Index. Shares of Allergan, a specialty pharmaceutical company, rose during the period after Valeant Pharmaceuticals offered to acquire the company for approximately $45 billion. Not owning the strong performing S&P North American Health Care Sector Index constituent weighed on relative returns. Shares of Arena Pharmaceutical, a clinical-stage biopharmaceutical company, fell over concerns for the efficacy of their obesity drug, Belviq. Amgen, a U.S.-based global biotechnology company, outperformed after reporting third quarter earnings that were higher than consensus estimates driven primarily by better than expected sales growth across its entire portfolio of therapeutics. Not holding this S&P North American Health Care Sector Index constituent detracted from relative results. Top detractors from absolute performance during the period also included Medicines (biopharma mid-cap) and Exelixis (biopharma small-cap).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

2014 was a year of strong outperformance for the health care sector. Valuations more closely approximate historic levels now, but fundamentals continue to remain positive. We continue to believe that we are in the early years of a secular growth cycle for the industry, which, in our opinion, will be driven by biopharmaceutical discoveries and by opportunities afforded by the changing health care delivery landscape. Nevertheless, we are aware of the potential for negative short-term market movement, and so finished the year with a somewhat larger-than-usual percentage of cash on hand.

3

Hartford Healthcare HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	3.3%
Health Care	91.4
Industrials	0.5
Information Technology	0.3
Total	95.5%
Short-Term Investments	6.7
Other Assets and Liabilities	(2.2)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Healthcare HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.5%
	Biotechnology - 24.8%
25	Achillion Pharmaceuticals, Inc. ●	$305
33	Acorda Therapeutics, Inc. ●	1,352
154	Alkermes plc ●	9,032
42	Alnylam Pharmaceuticals, Inc. ●	4,045
71	Anacor Pharmaceuticals, Inc. ●	2,303
563	Arena Pharmaceuticals, Inc. ●	1,952
2	Bellicum Pharmaceuticals, Inc. ●	46
194	BioCryst Pharmaceuticals, Inc. ●	2,353
8	Biogen Idec, Inc. ●	2,550
66	Cepheid, Inc. ●	3,571
83	Dicerna Pharmaceuticals, Inc. ●	1,369
28	Foundation Medicine, Inc. ●	629
181	Gilead Sciences, Inc. ●	17,093
134	Glycomimetics, Inc. ●	966
66	Incyte Corp. ●	4,798
41	Innate Pharma S.A. ●	390
134	Ironwood Pharmaceuticals, Inc. ●	2,060
3	Juno Therapeutics, Inc. ●	162
3	Kite Pharma, Inc. ●	174
142	NPS Pharmaceuticals, Inc. ●	5,066
16	Otonomy, Inc. ●	548
55	Portola Pharmaceuticals, Inc. ●	1,559
25	PTC Therapeutics, Inc. ●	1,268
26	Regeneron Pharmaceuticals, Inc. ●	10,685
124	Regulus Therapeutics, Inc. ●	1,991
240	Rigel Pharmaceuticals, Inc. ●	545
20	Seattle Genetics, Inc. ●	656
91	Tesaro, Inc. ●	3,369
86	Tetraphase Pharmaceuticals, Inc. ●	3,402
113	Trevana, Inc. ●	677
41	Vertex Pharmaceuticals, Inc. ●	4,922
		89,838
	Drug Retail - 3.3%
72	CVS Health Corp.	6,893
36	Diplomat Pharmacy, Inc. ●	996
55	Walgreens Boots Alliance Inc.	4,159
		12,048
	Health Care Distributors - 4.9%
78	Cardinal Health, Inc.	6,297
56	McKesson Corp.	11,558
		17,855
	Health Care Equipment - 18.0%
124	Abbott Laboratories	5,562
85	AtriCure, Inc. ●	1,702
13	Becton, Dickinson & Co.	1,816
462	Boston Scientific Corp. ●	6,125
106	Covidien plc	10,872
84	Globus Medical, Inc. ●	1,985
26	Heartware International, Inc. ●	1,878
195	K2M Group Holdings, Inc. ●	4,065
155	Medtronic, Inc.	11,196
45	Ocular Therapeutix, Inc. ●	1,060
94	St. Jude Medical, Inc.	6,080
56	Stryker Corp.	5,313
50	T2 Biosystems, Inc. ●	970
58	Tornier N.V. ●	1,482
119	TriVascular Techonologies, Inc. ●	1,494
31	Zimmer Holdings, Inc.	3,508
		65,108
	Health Care Facilities - 5.1%
29	Acadia Healthcare Co., Inc. ●	1,787
121	HCA Holdings, Inc. ●	8,870
195	NMC Health plc	1,387
800	Phoenix Healthcare Group Co., Ltd.	1,470
265	Spire Healthcare Group plc ●	1,572
30	Universal Health Services, Inc. Class B	3,383
		18,469
	Health Care Services - 1.3%
81	Al Noor Hospitals Group	1,248
103	Envision Healthcare Holdings ●	3,575
		4,823
	Health Care Supplies - 0.8%
35	Dentsply International, Inc.	1,860
57	Endologix, Inc. ●	871
		2,731
	Health Care Technology - 2.3%
234	Allscripts Healthcare Solutions, Inc. ●	2,982
21	athenahealth, Inc. ●	3,121
79	IMS Health Holdings, Inc. ●	2,026
		8,129
	Internet Software and Services - 0.3%
72	Everyday Health, Inc. ●	1,063

	Life Sciences Tools and Services - 2.3%
47	Agilent Technologies, Inc.	1,911
11	MorphoSys AG ●	1,031
69	Pra Health Sciences, Inc. ●	1,676
30	Thermo Fisher Scientific, Inc.	3,729
		8,347
	Managed Health Care - 5.8%
110	Aetna, Inc.	9,761
67	CIGNA Corp.	6,935
65	Qualicorp S.A. ●	683
35	UnitedHealth Group, Inc.	3,577
		20,956
	Pharmaceuticals - 26.1%
66	Actavis plc ●	16,878
139	Aerie Pharmaceuticals, Inc. ●	4,056
36	Almirall S.A. ●	595
83	AstraZeneca plc ADR	5,868
358	Bristol-Myers Squibb Co.	21,115
95	Daiichi Sankyo Co., Ltd.	1,324
19	Dr. Reddy's Laboratories Ltd. ADR	957
46	Eisai Co., Ltd.	1,793
87	Eli Lilly & Co.	6,030
33	Hospira, Inc. ●	2,029
21	Johnson & Johnson	2,146
106	Medicines Co. ●	2,922
81	MediWound Ltd. ●	541
97	Merck & Co., Inc.	5,480
45	Mylan, Inc. ●	2,525
15	Ono Pharmaceutical Co., Ltd.	1,363
37	Sanofi-Aventis S.A.	3,350
177	Shionogi & Co., Ltd.	4,585
85	Teva Pharmaceutical Industries Ltd. ADR	4,892
39	UCB S.A.	2,977
155	Xenoport, Inc. ●	1,356

The accompanying notes are an integral part of these financial statements.

5

Hartford Healthcare HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 95.5% - (continued)
	Pharmaceuticals - 26.1% - (continued)
39	Zoetis, Inc.		$1,672
			94,454
	Research and Consulting Services - 0.5%
27	Quintiles Transnational Holdings ●		1,579

	Total Common Stocks
	(Cost $218,543)		$345,400

	Total Long-Term Investments
	(Cost $218,543)		$345,400

Short-Term Investments - 6.7%
	Repurchase Agreements - 6.7%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $24, collateralized by U.S. Treasury Note 0.75%, 2018, value of $24)
$24	0.05%, 12/31/2014		$24
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $121, collateralized by U.S. Treasury Note 2.50%, 2024, value of $124)
121	0.07%, 12/31/2014		121
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$3,162, collateralized by U.S. Treasury Bond
3.88% - 5.25%, 2029 - 2040, U.S. Treasury Note
	0.25% - 4.63%, 2015 - 2022, value of $3,225)
3,162	0.06%, 12/31/2014		3,162
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$1,378, collateralized by FHLMC 2.00% - 5.50%,
2019 - 2044, FNMA 2.00% - 4.00%, 2024 -
2042, GNMA 3.00%, 2043, U.S. Treasury Bill
	0.07%, 2015, value of $1,405)
1,378	0.07%, 12/31/2014		1,378
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$3,386, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $3,454)
3,386	0.05%, 12/31/2014		3,386
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $6,052, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $6,173)
6,052	0.06%, 12/31/2014		6,052
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $982, collateralized by FHLMC 2.00% -
10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $1,002)
982	0.12%, 12/31/2014		982
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $258, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $263)
258	0.07%, 12/31/2014		258
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,879, collateralized by U.S. Treasury Bond
8.75%, 2020, U.S. Treasury Note 0.25% -
	2.88%, 2015 - 2022, value of $2,937)
2,879	0.07%, 12/31/2014		2,879
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $6,167, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $6,290)
6,167	0.08%, 12/31/2014		6,167
			24,409
	Total Short-Term Investments
	(Cost $24,409)		$24,409

	Total Investments
	(Cost $242,952) ▲	102.2%	$369,809
	Other Assets and Liabilities	(2.2)%	(7,816)
	Total Net Assets	100.0%	$361,993

The accompanying notes are an integral part of these financial statements.

6

Hartford Healthcare HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $244,071 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$131,201
Unrealized Depreciation	(5,463)
Net Unrealized Appreciation	$125,738

●	Non-income producing.

Foreign Currency Contracts Outstanding at December 31, 2014
						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
JPY	Sell	03/18/2015	GSC	$4,508	$4,504	$4	$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Healthcare HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$345,400	$325,135	$20,265	$–
Short-Term Investments	24,409	–	24,409	–
Total	$369,809	$325,135	$44,674	$–
Foreign Currency Contracts *	$4	$–	$4	$–
Total	$4	$–	$4	$–

♦	For the year ended December 31, 2014, investments valued at $3,652 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Healthcare HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $242,952)	$369,809
Cash	—
Unrealized appreciation on foreign currency contracts	4
Receivables:
Fund shares sold	89
Dividends and interest	364
Total assets	370,266
Liabilities:
Payables:
Investment securities purchased	6,004
Fund shares redeemed	2,178
Investment management fees	66
Distribution fees	3
Accrued expenses	22
Total liabilities	8,273
Net assets	$361,993
Summary of Net Assets:
Capital stock and paid-in-capital	$186,848
Distributions in excess of net investment income	(453)
Accumulated net realized gain	48,738
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	126,860
Net assets	$361,993
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$30.02
Shares outstanding	10,048
Net assets	$301,580
Class IB: Net asset value per share	$29.23
Shares outstanding	2,067
Net assets	$60,413

The accompanying notes are an integral part of these financial statements.

9

Hartford Healthcare HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$2,986
Interest	4
Less: Foreign tax withheld	(58)
Total investment income, net	2,932

Expenses:
Investment management fees	2,720
Transfer agent fees	5
Distribution fees - Class IB	146
Custodian fees	9
Accounting services fees	33
Board of Directors' fees	9
Audit fees	15
Other expenses	60
Total expenses (before fees paid indirectly)	2,997
Commission recapture	(4)
Total fees paid indirectly	(4)
Total expenses, net	2,993
Net Investment Loss	(61)

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	49,252
Net realized gain on foreign currency contracts	740
Net realized loss on other foreign currency transactions	(13)
Net Realized Gain on Investments and Foreign Currency Transactions	49,979

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	27,857
Net unrealized depreciation of foreign currency contracts	(112)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	27,743
Net Gain on Investments and Foreign Currency Transactions	77,722
Net Increase in Net Assets Resulting from Operations	$77,661

The accompanying notes are an integral part of these financial statements.

10

Hartford Healthcare HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income (loss)	$(61)	$339
Net realized gain on investments and foreign currency transactions	49,979	26,595
Net unrealized appreciation of investments and foreign currency transactions	27,743	75,045
Net Increase in Net Assets Resulting from Operations	77,661	101,979
Distributions to Shareholders:
From net investment income
Class IA	(679)	(1,076)
Class IB	(23)	(150)
Total from net investment income	(702)	(1,226)
From net realized gain on investments
Class IA	(21,244)	(13,067)
Class IB	(4,810)	(3,368)
Total from net realized gain on investments	(26,054)	(16,435)
Total distributions	(26,756)	(17,661)
Capital Share Transactions:
Class IA
Sold	90,157	61,195
Issued on reinvestment of distributions	21,923	14,143
Redeemed	(96,028)	(47,935)
Total capital share transactions	16,052	27,403
Class IB
Sold	4,603	9,853
Issued on reinvestment of distributions	4,833	3,518
Redeemed	(15,306)	(19,293)
Total capital share transactions	(5,870)	(5,922)
Net increase from capital share transactions	10,182	21,481
Net Increase in Net Assets	61,087	105,799
Net Assets:
Beginning of period	300,906	195,107
End of period	$361,993	$300,906
Undistributed (distributions in excess of) net investment income	$(453)	$268
Shares:
Class IA
Sold	3,203	2,741
Issued on reinvestment of distributions	810	630
Redeemed	(3,457)	(2,152)
Total share activity	556	1,219
Class IB
Sold	169	457
Issued on reinvestment of distributions	183	161
Redeemed	(566)	(895)
Total share activity	(214)	(277)

The accompanying notes are an integral part of these financial statements.

11

Hartford Healthcare HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford Healthcare HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

12

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

13

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

15

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$740	$—	$—	$—	$—	$740
Total	$—	$740	$—	$—	$—	$—	$740

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(112)	$—	$—	$—	$—	$(112)
Total	$—	$(112)	$—	$—	$—	$—	$(112)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties for certain derivative types. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

16

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$4	$—	$—	$—	$4
Total subject to a master netting or similar arrangement	$4	$—	$—	$—	$4

* Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$4,611	$1,226
Long-Term Capital Gains*	22,145	16,435

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$3,015
Undistributed Long-Term Capital Gain	46,393
Unrealized Appreciation*	125,737
Total Accumulated Earnings	$175,145

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$42
Accumulated Net Realized Gain (Loss)	(42)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.88%
Class IB	1.13

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

19

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$104,055	$—	$104,055
Sales Proceeds	126,365	—	126,365

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and

20

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

21

Hartford Healthcare HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$25.67	$0.01	$6.75	$6.76	$(0.07)	$(2.34)	$(2.41)	$30.02	27.39%	$301,580	0.88%	0.88%	0.03%
IB	25.07	(0.06)	6.57	6.51	(0.01)	(2.34)	(2.35)	29.23	27.00	60,413	1.13	1.13	(0.22)

For the Year Ended December 31, 2013
IA	$18.11	$0.04	$9.12	$9.16	$(0.12)	$(1.48)	$(1.60)	$25.67	51.84%	$243,719	0.89%	0.89%	0.19%
IB	17.71	(0.01)	8.92	8.91	(0.07)	(1.48)	(1.55)	25.07	51.50	57,187	1.14	1.14	(0.06)

For the Year Ended December 31, 2012 (D)
IA	$15.07	$0.13	$2.98	$3.11	$(0.07)	$–	$(0.07)	$18.11	20.62%	$149,801	0.91%	0.91%	0.69%
IB	14.74	0.09	2.90	2.99	(0.02)	–	(0.02)	17.71	20.32	45,306	1.16	1.16	0.43

For the Year Ended December 31, 2011 (D)
IA	$13.89	$0.06	$1.13	$1.19	$(0.01)	$–	$(0.01)	$15.07	8.54%	$137,088	0.91%	0.91%	0.33%
IB	13.61	0.02	1.11	1.13	–	–	–	14.74	8.27	48,933	1.16	1.16	0.08

For the Year Ended December 31, 2010 (D)
IA	$12.99	$0.08	$0.84	$0.92	$(0.02)	$–	$(0.02)	$13.89	7.10%	$137,454	0.90%	0.90%	0.55%
IB	12.74	0.04	0.83	0.87	–	–	–	13.61	6.84	54,753	1.15	1.15	0.30

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	33%
For the Year Ended December 31, 2013	33
For the Year Ended December 31, 2012	46
For the Year Ended December 31, 2011	45
For the Year Ended December 31, 2010	32

22

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Healthcare HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Healthcare HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

23

Hartford Healthcare HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

24

Hartford Healthcare HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

25

Hartford Healthcare HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Healthcare HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,132.70	$4.73	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class IB	$1,000.00	$1,131.00	$6.07	$1,000.00	$1,019.51	$5.75	1.13	184	365

27

Hartford Healthcare HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Healthcare HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’

28

Hartford Healthcare HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

29

Hartford Healthcare HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency

30

Hartford Healthcare HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

Hartford Healthcare HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Health Sector Risk: Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection; of

Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;” as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service. Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-HC14 2-15     113543-4        Printed in U.S.A.

HARTFORDFUNDS

HARTFORD HIGH YIELD HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford High Yield HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford High Yield HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide high current income, and long-term total return.

Performance Overview 12/31/04 - 12/31/14

The chart above represent the hypothetical growth of a $10,000 investment in class IA. Growth results in classes other then class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
High Yield IA	2.58%	8.70%	7.14%
High Yield IB	2.31%	8.43%	6.86%
Barclays U.S. Corporate High Yield Bond Index	2.45%	9.03%	7.74%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.75% and 1.00%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford High Yield HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Manager
Christopher A. Jones, CFA
Senior Managing Director and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford High Yield HLS Fund returned 2.58% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 2.45% for the same period. The Fund also outperformed the 0.84% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The bond market produced another year of positive total returns fueled by falling global interest rates amid weakening global growth and persistent geopolitical risks. Falling commodity prices, triggered by oil’s largest annual decline since the financial crisis, pushed inflation lower across the globe, stirring up fears of deflation in some regions. Government bond prices gained amid the flight to quality and expectations that the combination of subpar growth and low inflation would keep central banks’ monetary policy accommodative.

The year was characterized by a divergence of economic performance and monetary policy between the U.S. and the rest of the world. The U.S. economy demonstrated resilience at the same time as growth rates in many world economies slowed significantly. The U.S. economy got off to a rough start in 2014 as bad weather hindered growth in the first quarter, but quickly rebounded and went on to post its strongest growth in over a decade in the third quarter due to gains in consumer and business spending. U.S. job growth continued at a steady pace and the unemployment rate declined to a six-year low. Consumer confidence inched higher over the period, supported by an improving labor market, and later buoyed by lower gasoline prices. The housing recovery progressed in fits and starts during the year and home prices moderated after posting a strong gain in calendar year 2013.

Global central banks such as the European Central Bank (ECB) and Bank of Japan (BOJ) adopted more accommodative policy stances in attempts to prop up their respective economies and avert deflation. The U.S. Federal Reserve (Fed) ended its quantitative easing program, which began in 2008, reflecting its confidence in the U.S. economic recovery despite the global slowdown. The Fed took another step in December towards bringing interest rates to normal levels by replacing a pledge to keep borrowing costs low for a “considerable time” with a message of patience.

Developed market bond yields fell during the year as global economic fears kept central banks’ monetary policy accommodative. European government bond yields in particular hit record lows on expectations of ECB sovereign quantitative easing. In the U.S., the Treasury yield curve flattened and longer-term interest rates declined, aided by demand for safe-haven assets and the outlook for slow inflation, while shorter-dated Treasury yields rose in anticipation of tighter Fed monetary policy. Globally, most spread sectors posted positive absolute returns while performance was mixed relative to duration-equivalent government bonds. In particular, among the weaker fixed income sectors were high yield and bank loans, where spreads widened considerably during the fourth quarter due to falling oil prices and its impact on the energy sector. Within investment grade credit, spreads widened modestly and posted negative excess returns. The outperformance of the U.S. economy compared to its global counterparts led to rising volatility and a broad U.S.-dollar rally in the currency markets with the U.S. dollar index hitting an eight-year high in December.

The Fund outperformed the Barclays U.S. Corporate High Yield Bond Index over the twelve month period primarily as a result of sector allocation, in part due to underweight allocations to energy and gaming. In our view, the fundamentals of both industries have deteriorated. Many of the issuers in the Energy sector are Exploration and Production companies. These companies tend to have poor free cash flow metrics, which have been exacerbated by weak natural gas and oil prices. Returns in the gaming sector lagged due to increased competition as more state legislatures pass laws allowing gambling. On the other hand being underweight in the Utilities sector detracted from returns relative to the Barclays U.S. Corporate High Yield Bond Index.

In aggregate, security selection modestly detracted from results relative to the Barclays U.S. Corporate High Yield Bond Index during the period, with weakest selection coming from the non-cable media and Utilities sectors. This was partially offset by our positive stock selection within the Healthcare sector.

Throughout 2014, our overweight position to Intelsat detracted from benchmark-relative performance in the media non-cable sector. Intelsat is an operator of a fleet of communications satellites. We believe Intelsat is one of the best positioned companies in the sector, benefiting from economies of scale advantages over competitors, high EBITDA margins and a significant backlog of revenues. The company had an IPO in April 2013, which gives our bond position further cushion by positioning equity investors lower in the capital structure than our holdings, allowing Intelsat greater access to the capital markets, and reducing financial leverage.

3

Hartford High Yield HLS Fund

Manager Discussion – (continued)

December 31, 2014 (Unaudited)

Exposure to TXU Energy, an electric utility company which is in the midst of a restructuring, detracted from relative performance in the Utilities sector. Our portfolio holds the more senior securities in the capital structure, which we believe offer good value in most restructuring scenarios.

In the Healthcare sector, our overweight positions in hospital operators Community Health and HCA added to relative returns. We remain constructive on hospitals in the United States, as we believe they will benefit from the implementation of the Affordable Care Act (ACA). We believe the insurance requirement for all Americans should reduce the amount of bad debt expense that hospitals will have to write off.

Our underweight to BB-rated bonds, which outperformed their lower-rated counterparts due to their greater interest rate sensitivity, detracted from relative performance throughout the year.

A modest cash position detracted from benchmark-relative returns in an upward trending environment. In addition, our credit default swap positions on the CDX index, which are used to tactically adjust our exposure to the market, detracted from relative performance during the period.

What is the outlook?

Our outlook for U.S. high-yield bonds remains positive heading into 2015, based on generally solid fundamentals, a supportive U.S. macroeconomic environment, and appealing valuations. Credit spreads ended the year slightly wide of their long-term historical averages, following substantial spread widening in the energy sector. While acknowledging that there has been a recent pickup in activity such as mergers and acquisitions (M&A) and leveraged buyouts at the margin — which tend to benefit shareholders at the expense of bondholders — we do not believe this is likely to affect default rates in the near to medium term outside of the energy sector. However, should low oil prices persist, we would expect to see default rates pickup within the independent energy and oil field-services sub-sectors, given their revenues are more directly impacted by the decline in oil prices.

Diversification by Security Type

as of December 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	1.4
Total	1.5%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Corporate Bonds	88.6
Senior Floating Rate Interests	3.1
Total	91.7%
Short-Term Investments	5.3
Other Assets and Liabilities	1.5
Total	100.0%

Credit Exposure
as of December 31, 2014

Credit Rating *	Percentage of Net Assets
Baa/ BBB	0.6%
Ba/ BB	27.1
B	41.4
Caa/ CCC or Lower	20.7
Not Rated	1.9
Non-Debt Securities and Other Short-Term Instruments	6.8
Other Assets and Liabilities	1.5
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

4

Hartford High Yield HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 0.0%
		Finance and Insurance - 0.0%
		Soundview NIM Trust
	$2,490	0.00%, 12/25/2036 ■●	$—

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $2,479)	$—

Corporate Bonds - 88.6%
		Administrative, Support, Waste Management and Remediation Services - 0.8%
		Casella Waste Systems, Inc.
	$1,160	7.75%, 02/15/2019	$1,177
		ServiceMaster (The) Co.
	2,091	7.00%, 08/15/2020	2,164
			3,341
		Arts, Entertainment and Recreation - 6.2%
		AMC Entertainment, Inc.
	3,269	9.75%, 12/01/2020	3,555
		CCO Holdings LLC
	120	5.13%, 02/15/2023	117
	95	5.25%, 09/30/2022	95
	545	5.75%, 09/01/2023	552
	3,077	7.38%, 06/01/2020	3,261
		Cequel Communications Holdings I LLC
	3,360	5.13%, 12/15/2021 ■	3,259
		Emdeon, Inc.
	1,640	11.00%, 12/31/2019	1,784
		Gannett Co., Inc.
	1,515	4.88%, 09/15/2021 ■	1,504
	4,390	5.13%, 10/15/2019	4,489
	250	5.50%, 09/15/2024 ■	250
	750	6.38%, 10/15/2023	795
		Gray Television, Inc.
	2,211	7.50%, 10/01/2020	2,277
		NBC Universal Enterprise
	2,180	5.25%, 12/19/2049 ■	2,262
		Sirius XM Radio, Inc.
	2,420	4.63%, 05/15/2023 ■	2,263
			26,463
		Chemical Manufacturing - 1.5%
		Hexion Specialty Chemicals
	650	8.88%, 02/01/2018	578
		Ineos Group Holdings plc
	4,160	5.88%, 02/15/2019 ■	3,942
	2,040	6.13%, 08/15/2018 ■	1,953
			6,473
		Computer and Electronic Product Manufacturing - 3.2%
		Alcatel-Lucent USA, Inc.
	2,430	6.75%, 11/15/2020 ■	2,565
		CDW Escrow Corp.
	893	8.50%, 04/01/2019	941
		CDW LLC / CDW Finance Corp.
	1,780	6.00%, 08/15/2022	1,838
		Freescale Semiconductor, Inc.
	4,895	6.00%, 01/15/2022 ■	5,115
		Lucent Technologies, Inc.
	2,681	6.45%, 03/15/2029	2,561
	765	6.50%, 01/15/2028	736
			13,756

		Construction - 5.2%
		K Hovnanian Enterprises, Inc.
	1,705	7.00%, 01/15/2019 ■	1,628
	1,775	9.13%, 11/15/2020 ■	1,891
		KB Home
	2,206	7.50%, 09/15/2022	2,339
	2,930	8.00%, 03/15/2020	3,208
		Lennar Corp.
	3,440	4.75%, 12/15/2017	3,526
	1,155	4.75%, 11/15/2022	1,132
		M/I Homes, Inc.
	566	3.00%, 03/01/2018 β	577
		MPH Acquisition Holdings LLC
	1,785	6.63%, 04/01/2022 ■	1,825
		Paragon Offshore plc
	3,510	6.75%, 07/15/2022 ■	2,141
		Ply Gem Industries, Inc.
	4,000	6.50%, 02/01/2022	3,760
			22,027
		Electrical Equipment, Appliance Manufacturing - 0.2%
		Sensata Technologies B.V.
	775	5.63%, 11/01/2024 ■	804

		Fabricated Metal Product Manufacturing - 0.8%
		Entegris, Inc.
	3,040	6.00%, 04/01/2022 ■	3,078
		Masco Corp.
	320	7.13%, 03/15/2020	370
			3,448
		Finance and Insurance - 8.4%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	3,600	7.00%, 12/29/2049 §	4,438
		Barclays Bank plc
	3,640	8.25%, 12/15/2018 ♠β	3,731
		Blue Racer Midstream LLC
	1,085	6.13%, 11/15/2022 ■	1,047
		CIT Group, Inc.
	2,261	5.25%, 03/15/2018	2,357
		Credit Agricole S.A.
	1,015	7.88%, 01/23/2024 ■♠	1,033
		Credit Suisse Group AG
	1,400	7.50%, 12/11/2023 ■♠	1,456
		MSCI, Inc.
	1,680	5.25%, 11/15/2024 ■	1,739
		Nationstar Mortgage LLC
	3,115	6.50%, 07/01/2021	2,835
		Provident Funding Associates L.P.
	3,685	6.75%, 06/15/2021 ■	3,574
		Royal Bank of Scotland Group plc
	2,520	6.99%, 10/05/2017 ■♠	2,835
	1,000	7.64%, 09/27/2017 ♠Δ	1,050
		Societe Generale
	1,355	6.00%, 01/27/2020 ■♠	1,233
	3,780	7.88%, 12/18/2023 ■♠	3,662
	640	8.25%, 11/29/2018 §♠	657
		SoftBank Corp.
	2,825	4.50%, 04/15/2020 ■	2,782
		TMX Finance LLC
	1,670	8.50%, 09/15/2018 ■	1,403
			35,832

The accompanying notes are an integral part of these financial statements.

5

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 88.6% - (continued)
		Food Services - 1.1%
		ARAMARK Corp.
	$3,245	5.75%, 03/15/2020	$3,351
		CEC Entertainment, Inc.
	1,595	8.00%, 02/15/2022	1,547
			4,898
		Health Care and Social Assistance - 10.4%
		Alere, Inc.
	3,115	6.50%, 06/15/2020	3,131
		AmSurg Corp.
	2,575	5.63%, 07/15/2022 ■	2,639
		Biomet, Inc.
	1,420	6.50%, 08/01/2020	1,519
	1,290	6.50%, 10/01/2020	1,361
		Community Health Systems, Inc.
	1,296	5.13%, 08/15/2018	1,341
	4,480	6.88%, 02/01/2022	4,746
	2,935	7.13%, 07/15/2020	3,130
		Cubist Pharmaceuticals
	707	1.88%, 09/01/2020 β	962
		Envision Healthcare Corp.
	1,040	5.13%, 07/01/2022 ■	1,032
		Grifols Worldwide Operations Ltd.
	1,155	5.25%, 04/01/2022 ■	1,181
		HCA Holdings, Inc.
	1,835	6.25%, 02/15/2021	1,954
	5,919	7.50%, 11/15/2095	5,653
		InVentiv Health, Inc.
	1,110	9.00%, 01/15/2018 ■	1,132
		Pinnacle Merger Sub, Inc.
	1,908	9.50%, 10/01/2023 ■	2,061
		Salix Pharmaceuticals Ltd.
	4,500	6.00%, 01/15/2021 ■	4,590
		Tenet Healthcare Corp.
	3,030	5.00%, 03/01/2019 ■	3,034
	3,425	8.13%, 04/01/2022	3,827
		Wellcare Health Plans, Inc.
	1,255	5.75%, 11/15/2020	1,296
			44,589
		Information - 21.1%
		Activision Blizzard, Inc.
	6,152	5.63%, 09/15/2021 ■	6,460
	910	6.13%, 09/15/2023 ■	980
		Altice Financing S.A.
	885	6.50%, 01/15/2022 ■	865
	1,500	7.88%, 12/15/2019 ■	1,536
	295	8.13%, 01/15/2024 ■	288
	1,080	9.88%, 12/15/2020 ■	1,154
		Audatex North America, Inc.
	3,440	6.00%, 06/15/2021 ■	3,543
		DISH DBS Corp.
	2,170	5.00%, 03/15/2023	2,099
	2,150	5.88%, 07/15/2022	2,204
	945	6.75%, 06/01/2021	1,016
	2,866	7.88%, 09/01/2019	3,253
		First Data Corp.
	1,169	6.75%, 11/01/2020 ■	1,248
	2,895	7.38%, 06/15/2019 ■	3,047
	4,130	8.25%, 01/15/2021 ■	4,419
		Infor Software Parent LLC
	3,710	7.13%, 05/01/2021 ■	3,636
		Infor US, Inc.
	1,025	9.38%, 04/01/2019	1,097
		Intelsat Jackson Holdings S.A.
	2,330	6.63%, 12/15/2022	2,394
		Intelsat Luxembourg S.A.
	695	6.75%, 06/01/2018	709
	5,835	7.75%, 06/01/2021	5,850
		Level 3 Escrow, Inc.
	2,515	5.38%, 08/15/2022 ■	2,528
		Level 3 Financing, Inc.
	970	6.13%, 01/15/2021	1,004
		MetroPCS Wireless, Inc.
	1,425	6.63%, 11/15/2020	1,450
		Sprint Communications, Inc.
	507	7.00%, 03/01/2020 ■	547
	3,092	9.00%, 11/15/2018 ■	3,517
		Sprint Corp.
	6,120	7.25%, 09/15/2021	6,066
	4,305	7.88%, 09/15/2023	4,250
		Syniverse Holdings, Inc.
	3,470	9.13%, 01/15/2019	3,626
		T-Mobile USA, Inc.
	330	6.13%, 01/15/2022	335
	2,490	6.46%, 04/28/2019	2,590
	490	6.50%, 01/15/2024	502
	635	6.63%, 04/28/2021	652
	2,865	6.73%, 04/28/2022	2,951
	405	6.84%, 04/28/2023	418
		Unitymedia Hessen GmbH & Co.
	2,555	5.50%, 01/15/2023 ■	2,670
		UPCB Finance III Ltd.
	633	6.63%, 07/01/2020 ■	665
		UPCB Finance VI Ltd.
	1,845	6.88%, 01/15/2022 ■	2,006
		Videotron Ltd.
	249	9.13%, 04/15/2018	257
		Wind Acquisition Finance S.A.
EUR	3,565	4.00%, 07/15/2020 ■	4,231
	1,145	6.50%, 04/30/2020 ■	1,171
		Windstream Corp.
	2,820	7.50%, 04/01/2023	2,806
			90,040
		Machinery Manufacturing - 0.9%
		Case New Holland Industrial, Inc.
	3,316	7.88%, 12/01/2017	3,648

		Mining - 2.9%
		AK Steel Corp.
	2,805	7.63%, 05/15/2020	2,609
	2,275	7.63%, 10/01/2021	2,087
	1,285	8.38%, 04/01/2022	1,169
		FMG Resources Aug 2006
	6,390	6.88%, 04/01/2022 ■	5,320
		Steel Dynamics, Inc.
	1,130	5.50%, 10/01/2024 ■	1,158
			12,343
		Miscellaneous Manufacturing - 0.5%
		DigitalGlobe, Inc.
	2,305	5.25%, 02/01/2021 ■	2,190

The accompanying notes are an integral part of these financial statements.

6

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 88.6% - (continued)
		Motor Vehicle and Parts Manufacturing - 2.2%
		Chrysler Group LLC
	$2,095	8.00%, 06/15/2019	$2,202
	3,085	8.25%, 06/15/2021	3,417
		General Motors Co.
	2,510	4.88%, 10/02/2023	2,686
	915	6.25%, 10/02/2043	1,093
			9,398
		Nonmetallic Mineral Product Manufacturing - 1.9%
		Ardagh Finance Holdings S.A.
	1,237	8.63%, 06/15/2019 ■	1,218
		Ardagh Packaging Finance plc
	2,065	6.00%, 06/30/2021 ■	1,972
	278	7.00%, 11/15/2020 ■	281
	511	9.13%, 10/15/2020 ■	544
		Cemex Finance LLC
	2,580	6.00%, 04/01/2024 ■	2,516
		Cemex S.A.B. de C.V.
	1,800	5.70%, 01/11/2025 ■	1,746
			8,277
		Other Services - 1.5%
		Abengoa Finance
EUR	665	6.00%, 03/31/2021 §	685
EUR	855	6.00%, 03/31/2021 ■	881
	560	7.75%, 02/01/2020 ■	494
		Abengoa Greenfield S.A.
	2,310	6.50%, 10/01/2019 ■	1,975
		Service Corp. International
	1,995	7.63%, 10/01/2018	2,225
			6,260
		Petroleum and Coal Products Manufacturing - 5.5%
		Antero Resources Finance Corp.
	2,700	6.00%, 12/01/2020	2,693
		Bonanza Creek Energy, Inc.
	1,940	6.75%, 04/15/2021	1,707
		Cobalt International Energy, Inc.
	1,790	2.63%, 12/01/2019 β	1,081
		Concho Resources, Inc.
	1,020	5.50%, 10/01/2022	1,030
		Diamondback Energy, Inc.
	2,485	7.63%, 10/01/2021	2,426
		Everest Acquisition LLC
	2,642	9.38%, 05/01/2020	2,669
		Harvest Operations Corp.
	320	6.88%, 10/01/2017	308
		Range Resources Corp.
	500	5.00%, 08/15/2022	500
		Rosetta Resources, Inc.
	1,875	5.63%, 05/01/2021	1,716
	1,860	5.88%, 06/01/2022	1,674
		Seadrill Ltd.
	1,595	6.13%, 09/15/2017 ■	1,412
		Tullow Oil plc
	1,725	6.00%, 11/01/2020 ■	1,432
	2,865	6.25%, 04/15/2022 ■	2,406
		WPX Energy, Inc.
	1,420	5.25%, 09/15/2024	1,321
	950	6.00%, 01/15/2022	914
			23,289
		Pipeline Transportation - 0.6%
		Energy Transfer Equity L.P.
	1,773	7.50%, 10/15/2020	1,968
		Kinder Morgan Finance Co.
	450	6.00%, 01/15/2018 ■	488
			2,456
		Plastics and Rubber Products Manufacturing - 0.7%
		Associated Materials LLC
	1,005	9.13%, 11/01/2017	829
		Nortek, Inc.
	2,060	8.50%, 04/15/2021	2,204
			3,033
		Primary Metal Manufacturing - 1.8%
		ArcelorMittal
	790	7.25%, 03/01/2041	798
	1,320	7.50%, 10/15/2039	1,366
		Constellium N.V.
	535	5.75%, 05/15/2024 ■	465
	1,870	8.00%, 01/15/2023 ■	1,861
		United States Steel Corp.
	3,026	7.38%, 04/01/2020	3,177
			7,667
		Printing and Related Support Activities - 0.5%
		Quad Graphics, Inc.
	2,385	7.00%, 05/01/2022 ■	2,254

		Professional, Scientific and Technical Services - 1.2%
		Getty Images, Inc.
	1,630	7.00%, 10/15/2020 ■	1,280
		SunGard Data Systems, Inc.
	490	6.63%, 11/01/2019	495
	1,808	7.38%, 11/15/2018	1,880
	1,520	7.63%, 11/15/2020	1,611
			5,266
		Real Estate, Rental and Leasing - 2.3%
		International Lease Finance Corp.
	6,766	5.88%, 04/01/2019	7,290
	665	5.88%, 08/15/2022	722
	1,720	6.25%, 05/15/2019	1,879
			9,891
		Retail Trade - 4.3%
		99 Cents Only Stores
	2,260	11.00%, 12/15/2019	2,396
		Albertson's Holdings LLC
	2,250	7.75%, 10/15/2022 ■	2,306
		Building Materials Corp.
	3,945	5.38%, 11/15/2024 ■	3,935
		GRD Holding III Corp.
	3,095	10.75%, 06/01/2019 ■	3,381
		Michaels Stores, Inc.
	2,315	5.88%, 12/15/2020 ■	2,338
		Party City Holdings, Inc.
	1,080	8.88%, 08/01/2020	1,153
		PC Nextco Holdings LLC/PC Nextco Finance, Inc.
	2,995	8.75%, 08/15/2019	3,010
			18,519

The accompanying notes are an integral part of these financial statements.

7

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 88.6% - (continued)
	Soap, Cleaning Compound and Toilet Manufacturing - 0.6%
	Sun Products Corp.
$2,885	7.75%, 03/15/2021 ■	$2,438

	Utilities - 1.3%
	Dolphin Subsidiary II, Inc.
3,490	7.25%, 10/15/2021	3,560
	GenOn Americas Generation LLC
1,185	9.13%, 05/01/2031	1,013
	Texas Competitive Electric Holdings Co. LLC
1,640	4.63%, 10/01/2020 ■Ϫ	1,160
		5,733
	Wholesale Trade - 1.0%
	Dynegy, Inc.
835	5.88%, 06/01/2023	793
550	7.38%, 11/01/2022 ■	560
265	7.63%, 11/01/2024 ■	270
	J.M. Huber Corp.
2,290	9.88%, 11/01/2019 ■	2,519
		4,142
	Total Corporate Bonds
	(Cost $381,916)	$378,475

Senior Floating Rate Interests ♦ - 3.1%
	Computer and Electronic Product Manufacturing - 0.3%
	Freescale Semiconductor, Inc.
$1,122	5.00%, 01/15/2021	$1,117

	Finance and Insurance - 0.2%
	Asurion LLC
945	8.50%, 03/03/2021	936

	Mining - 0.4%
	Arch Coal, Inc.
2,253	6.25%, 05/16/2018	1,859

	Other Services - 0.7%
	Gardner Denver, Inc.
2,977	4.25%, 07/30/2020	2,780

	Retail Trade - 0.8%
	Lands' End, Inc.
1,390	4.25%, 04/04/2021	1,374
	Neiman Marcus (The) Group, Inc.
2,198	4.25%, 10/25/2020	2,146
		3,520
	Utilities - 0.7%
	Texas Competitive Electric Holdings Co. LLC
4,525	4.65%, 10/10/2017 Ψ	2,921

	Total Senior Floating Rate Interests
	(Cost $14,131)	$13,133

Common Stocks - 0.1%
	Energy - 0.1%
206,275	KCA Deutag ⌂●†	$424

	Total Common Stocks
	(Cost $2,795)	$424

Preferred Stocks - 1.4%
	Diversified Financials - 1.1%
1	Citigroup Capital XIII	$13
171	GMAC Capital Trust I β	4,503
		4,516
	Telecommunication Services - 0.3%
32	Intelsat S.A., 5.75% β	1,521

	Total Preferred Stocks
	(Cost $5,738)	$6,037

	Total Long-Term Investments
	(Cost $407,059)	$398,069

Short-Term Investments - 5.3%
Repurchase Agreements - 5.3%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $22, collateralized by U.S. Treasury Note 0.75%, 2018, value of $23)
$22	0.05%, 12/31/2014	$22
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $113, collateralized by U.S. Treasury Note 2.50%, 2024, value of $115)
113	0.07%, 12/31/2014	113
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $2,953, collateralized by U.S.
Treasury Bond 3.88% - 5.25%, 2029 - 2040,
U.S. Treasury Note 0.25% - 4.63%, 2015 -
	2022, value of $3,012)
2,953	0.06%, 12/31/2014	2,953
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,286, collateralized by FHLMC
2.00% - 5.50%, 2019 - 2044, FNMA 2.00% -
4.00%, 2024 - 2042, GNMA 3.00%, 2043,
	U.S. Treasury Bill 0.07%, 2015, value of $1,312)
1,286	0.07%, 12/31/2014	1,286
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$3,162, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $3,225)
3,162	0.05%, 12/31/2014	3,162
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2015 in the amount of $5,652,
collateralized by U.S. Treasury Bond 3.63% -
9.88%, 2015 - 2043, U.S. Treasury Note
	0.25% - 2.75%, 2015 - 2022, value of $5,765)
5,652	0.06%, 12/31/2014	5,652
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $917, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00% -
9.50%, 2015 - 2049, GNMA 2.50% - 10.00%,
	2016 - 2055, value of $936)
917	0.12%, 12/31/2014	917

The accompanying notes are an integral part of these financial statements.

8

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 5.3% - (continued)
Repurchase Agreements - 5.3% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $241, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $245)
$241	0.07%, 12/31/2014		$241
Societe Generale TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $2,689, collateralized by U.S.
Treasury Bond 8.75%, 2020, U.S. Treasury
Note 0.25% - 2.88%, 2015 - 2022, value of
	$2,743)
2,689	0.07%, 12/31/2014		2,689
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $5,758, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $5,874)
5,758	0.08%, 12/31/2014		5,758
			22,793
	Total Short-Term Investments
	(Cost $22,793)		$22,793

	Total Investments
	(Cost $429,852) ▲	98.5%	$420,862
	Other Assets and Liabilities	1.5%	6,367
	Total Net Assets	100.0%	$427,229

The accompanying notes are an integral part of these financial statements.

9

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $429,904 and the aggregate gross unrealized appreciation and depreciation based on that cost were: Unrealized

Unrealized Appreciation	$9,515
Unrealized Depreciation	(18,557)
Net Unrealized Depreciation	$(9,042)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $424, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Ϫ	The issuer is in bankruptcy. The investment held by the Fund has made partial interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2014.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $166,224, which represents 38.9% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $5,780, which represents 1.4% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	206,275	KCA Deutag	$2,795

At December 31, 2014, the aggregate value of these securities was $424, which represents 0.1% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

The accompanying notes are an integral part of these financial statements.

10

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Cash  pledged and received as collateral in connection with derivatives at December 31, 2014:

	Pledged	Received
Centrally cleared swaps contracts	$256	$–
Total	$256	$–

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2014

	Clearing	Notional	(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)	Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.23	CME	USD 5,400	5.00%	12/20/19	$337	$335	$–	$(2)	$4	$–

(a)	The FCM to the contracts is GSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at December 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	01/16/2015	JPM	$11,082	$10,800	$282	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CME	Chicago Mercantile Exchange
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	EURO
USD	U.S. Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

11

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	424	–	–	424
Corporate Bonds	378,475	–	378,475	–
Preferred Stocks	6,037	6,037	–	–
Senior Floating Rate Interests	13,133	–	13,133	–
Short-Term Investments	22,793	–	22,793	–
Total	$420,862	$6,037	$414,401	$424
Foreign Currency Contracts *	$282	$–	$282	$–
Total	$282	$–	$282	$–
Liabilities:
Swaps - Credit Default *	$2	$–	$2	$–
Total	$2	$–	$2	$–

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$ —	*	$—	$—	$—	$—	$—	$—
Common Stocks	1,526	(17)	(1,085	)†	—	—	—	—	—	424
Preferred Stocks	160	(160)	—		—	—	—	—	—	—
Total	$1,686	$(177)	$(1,085)		$—	$—	$—	$—	$—	$424

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was zero.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(1,085).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

12

Hartford High Yield HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $429,852)	$420,862
Cash	369 *
Unrealized appreciation on foreign currency contracts	282
Receivables:
Investment securities sold	586
Fund shares sold	60
Dividends and interest	6,018
Variation margin on financial derivative instruments	4
Total assets	428,181
Liabilities:
Payables:
Fund shares redeemed	830
Investment management fees	66
Distribution fees	6
Accrued expenses	50
Total liabilities	952
Net assets	$427,229
Summary of Net Assets:
Capital stock and paid-in-capital	$421,272
Undistributed net investment income	24,718
Accumulated net realized loss	(10,044)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(8,717)
Net assets	$427,229
Shares authorized	2,800,000
Par value	$0.001
Class IA: Net asset value per share	$8.45
Shares outstanding	38,086
Net assets	$321,650
Class IB: Net asset value per share	$8.32
Shares outstanding	12,697
Net assets	$105,579

* Cash of $256 was pledged as collateral for open financial derivative instruments at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Hartford High Yield HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$530
Interest	28,758
Total investment income, net	29,288

Expenses:
Investment management fees	3,400
Transfer agent fees	5
Distribution fees - Class IB	297
Custodian fees	10
Accounting services fees	97
Board of Directors' fees	13
Audit fees	15
Other expenses	125
Total expenses (before fees paid indirectly)	3,962
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	3,962
Net Investment Income	25,326

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	7,882
Net realized gain on swap contracts	409
Net realized gain on foreign currency contracts	1,102
Net realized gain on other foreign currency transactions	21
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	9,414

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(20,679)
Net unrealized depreciation of swap contracts	(634)
Net unrealized appreciation of foreign currency contracts	284
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(6)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(21,035)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(11,621)
Net Increase in Net Assets Resulting from Operations	$13,705

The accompanying notes are an integral part of these financial statements.

14

Hartford High Yield HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$25,326	$34,064
Net realized gain on investments, other financial instruments and foreign currency transactions	9,414	14,695
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(21,035)	(13,756)
Net Increase in Net Assets Resulting from Operations	13,705	35,003
Distributions to Shareholders:
From net investment income
Class IA	(26,652)	(33,749)
Class IB	(8,503)	(10,240)
Total distributions	(35,155)	(43,989)
Capital Share Transactions:
Class IA
Sold	26,543	71,995
Issued on reinvestment of distributions	26,652	33,749
Redeemed	(104,814)	(213,606)
Total capital share transactions	(51,619)	(107,862)
Class IB
Sold	5,349	26,312
Issued on reinvestment of distributions	8,503	10,240
Redeemed	(28,595)	(57,755)
Total capital share transactions	(14,743)	(21,203)
Net decrease from capital share transactions	(66,362)	(129,065)
Net Decrease in Net Assets	(87,812)	(138,051)
Net Assets:
Beginning of period	515,041	653,092
End of period	$427,229	$515,041
Undistributed (distributions in excess of) net investment income	$24,718	$34,482
Shares:
Class IA
Sold	2,977	7,914
Issued on reinvestment of distributions	3,067	3,933
Redeemed	(11,724)	(23,548)
Total share activity	(5,680)	(11,701)
Class IB
Sold	611	2,947
Issued on reinvestment of distributions	993	1,210
Redeemed	(3,248)	(6,452)
Total share activity	(1,644)	(2,295)

The accompanying notes are an integral part of these financial statements.

15

Hartford High Yield HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford High Yield HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market

16

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

17

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

18

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell

19

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of December 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all

20

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for

21

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$282	$—	$—	$—	$—	$282
Variation margin receivable *	—	—	4	—	—	—	4
Total	$—	$282	$4	$—	$—	$—	$286

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps net cumulative depreciation of $(2) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

22

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$409	$—	$—	$—	$409
Net realized gain on foreign currency contracts	—	1,102	—	—	—	—	1,102
Total	$—	$1,102	$409	$—	$—	$—	$1,511

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of swap contracts	$—	$—	$(634)	$—	$—	$—	$(634)
Net change in unrealized appreciation of foreign currency contracts	—	284	—	—	—	—	284
Total	$—	$284	$(634)	$—	$—	$—	$(350)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties for certain derivative types. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
Swap contracts - variation margin receivable	$4	$—	$—	$—	□	$4
Unrealized appreciation on foreign currency contracts	282	—	—	—		282
Total subject to a master netting or similar arrangement	$286	$—	$—	$—		$286

* Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

☐ The Fund has pledged $256 as collateral for open centrally cleared swap contracts held at December 31, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter

23

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$35,155	$43,989

24

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$24,914
Accumulated Capital and Other Losses*	(9,709)
Unrealized Depreciation†	(9,051)
Total Accumulated Earnings	$6,154

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$65
Accumulated Net Realized Gain (Loss)	(65)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$9,709
Total	$9,709

During the year ended December 31, 2014, the Fund utilized $9,548 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

25

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6150%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.75%
Class IB	1.00

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

26

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$181,212	$—	$181,212
Sales Proceeds	275,351	—	275,351

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and

27

Hartford High Yield HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

28

Hartford High Yield HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$8.90	$0.47	$(0.22)	$0.25	$(0.70)	$–	$(0.70)	$8.45	2.58%	$321,650	0.75%	0.75%	5.28%
IB	8.77	0.44	(0.22)	0.22	(0.67)	–	(0.67)	8.32	2.31	105,579	1.00	1.00	5.02

For the Year Ended December 31, 2013
IA	$9.09	$0.54	$0.01	$0.55	$(0.74)	$–	$(0.74)	$8.90	6.43%	$389,340	0.75%	0.75%	5.90%
IB	8.96	0.50	0.03	0.53	(0.72)	–	(0.72)	8.77	6.17	125,701	1.00	1.00	5.64

For the Year Ended December 31, 2012
IA	$8.70	$0.58	$0.63	$1.21	$(0.82)	$–	$(0.82)	$9.09	14.31%	$504,042	0.75%	0.75%	6.37%
IB	8.59	0.55	0.62	1.17	(0.80)	–	(0.80)	8.96	14.03	149,050	1.00	1.00	6.12

For the Year Ended December 31, 2011
IA	$9.15	$0.71	$(0.31)	$0.40	$(0.85)	$–	$(0.85)	$8.70	4.69%	$548,608	0.74%	0.74%	7.68%
IB	9.04	0.67	(0.30)	0.37	(0.82)	–	(0.82)	8.59	4.44	160,060	0.99	0.99	7.43

For the Year Ended December 31, 2010
IA	$7.94	$0.75	$0.52	$1.27	$(0.06)	$–	$(0.06)	$9.15	16.15%	$602,493	0.75%	0.75%	8.80%
IB	7.86	0.72	0.52	1.24	(0.06)	–	(0.06)	9.04	15.86	186,357	1.00	1.00	8.57

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	39%
For the Year Ended December 31, 2013	46
For the Year Ended December 31, 2012	94
For the Year Ended December 31, 2011	88
For the Year Ended December 31, 2010	139

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford High Yield HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford High Yield HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

30

Hartford High Yield HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

31

Hartford High Yield HLS Fund

Directors and Officers (Unaudited) –(continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

32

Hartford High Yield HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford High Yield HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$972.30	$3.73	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Class IB	$1,000.00	$971.10	$4.97	$1,000.00	$1,020.16	$5.09	1.00	184	365

34

Hartford High Yield HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford High Yield HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management

35

Hartford High Yield HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

36

Hartford High Yield HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC,

37

Hartford High Yield HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

Hartford High Yield HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

39

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-HY14   2-15        113544-4         Printed in U.S.A.

HARTFORDFUNDS

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford International Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford International Opportunities HLS Fund inception 07/02/1990

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
International Opportunities IA	-3.87%	6.70%	6.84%
International Opportunities IB	-4.14%	6.44%	6.57%
MSCI All Country World ex USA Index	-3.43%	4.89%	5.59%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.74% and 0.99%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford International Opportunities HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch	Tara E. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA of the Hartford International Opportunities HLS Fund returned -3.87% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned -3.43% for the same period. The Fund outperformed the -4.62% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities fell over the full year period driven primarily by a pullback in the second half of 2014. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-increase timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments in the second half of 2014, including an encouraging U.S. corporate earnings season and the fastest U.S. economic growth in more than a decade during the third quarter. Accommodative global monetary policy continued to be a central theme through year end. The Bank of Japan unexpectedly expanded its quantitative easing (QE) policy in late October, the People's Bank of China surprised markets in November with its first rate cut in two years, and the European Central Bank maintained its stance implying interest rates will remain low, with hints of sovereign QE beginning early in 2015. Despite these positives, many market participants found ample reason to reassess their risk appetites. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Non-U.S. stocks, as measured by the MSCI All Country World ex USA Index, fell during the period (-3.43%). Seven of ten sectors in the index posted negative returns; Healthcare (+8%), Information Technology (+5%), and Utilities (+4%) led the index while Energy (-19%), Materials (-13%), and Industrials (-6%) lagged on a relative basis.

The Fund’s relative performance benefitted from strong security selection in Information Technology, Consumer Discretionary and Healthcare as well as an overweight in the Healthcare sector. However, this was offset by weaker stock selection in the Financials, Industrials and Telecommunication Services sectors and underweight allocations to Financials and Consumer Staples.

The largest relative detractors from returns relative to the MSCI All Country World ex USA Index included BG Group (Energy), Rexel (capital goods), and Deutche Lufthansa (Industrials). Shares of BG Group, a U.K.-based natural gas-focused oil and gas exploration company, declined as a result of weak earnings in their exploration and production sector over the period. Shares of Rexel, a France-based global distributor of low voltage electrical products, declined due to downward pressure on margins driven by weaker than expected performance by the company’s non-residential business lines. Shares of Deutsche Lufthansa, a German international airline, suffered following disappointing earnings driven by unused capacity due to the economic slowdown in Europe. Alpha Bank (Financials) also detracted from absolute and relative performance.

Top contributors to absolute performance and performance relative to the MSCI All Country World ex-USA Index during the period included NXP Semiconductors (Information Technology), AstraZeneca (Healthcare), and Tim Hortons (Consumer Discretionary). Shares of AstraZeneca, a U.K.-based multinational pharmaceutical company focused on cardiovascular, gastrointestinal, respiratory, oncology, and neuroscience treatments, outperformed on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as too low. The company also has a number of drugs in phase III trials; that number has doubled over the past year and new management is allocating capital to drive long-term growth through investments in immuno-oncology and selective acquisitions. Shares of NXP Semiconductors, a Netherlands-based semiconductor company, gained as NXP continued to benefit from a powerful combination of product cycles, structural cost savings, margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses. Shares of Tim Hortons, the dominant player in the Canadian away-from-home coffee market, rose during the period on the announcement of takeover bid from Burger King.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

3

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2014 (Unaudited)

What is the outlook?

In 2015, we believe global economic growth will likely continue to be moderate. Going forward, we think that we should begin to see productivity gains contribute more to growth. We believe future returns on assets should improve as recent advances in technology gain traction and capital shifts towards business models that require less of it. Additionally, it appears that lower commodity prices, which should help the consumer, also should contribute to global productivity by stemming the flow of capital to resource-driven economies and allowing it to remain in more efficient and productive ones. In this lower growth environment, we are looking to invest in companies which we feel can improve returns on capital by restructuring and building efficiencies in their operations. We also seek to identify companies that can sustain their returns on capital through competitive advantages.

At the end of the period, relative to the MSCI All Country World ex USA Index we were most overweight Healthcare, Information Technology and Financials sectors, and most underweight Consumer Staples, Materials, and Telecommunication Services sectors. On a regional basis, we ended the period with an overweight to Japan and select European countries, including Belgium, France, Italy, and Switzerland. We ended the period underweight Asia Pacific ex Japan and emerging markets.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.9%
Consumer Staples	7.1
Energy	6.3
Financials	27.4
Health Care	15.3
Industrials	9.5
Information Technology	10.4
Materials	5.0
Services	3.4
Utilities	3.6
Total	98.9%
Short-Term Investments	1.2
Other Assets and Liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of December 31, 2014

Percentage of
Description	Net Assets
Brazilian Real	0.5%
British Pound	14.2
Canadian Dollar	5.6
Danish Kroner	0.2
Euro	30.0
Hong Kong Dollar	4.1
Indian Rupee	2.7
Japanese Yen	19.2
Republic of Korea Won	1.2
Swedish Krona	3.7
Swiss Franc	9.9
Taiwanese Dollar	2.3
Turkish New Lira	0.5
United States Dollar	6.0
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.9%
	Belgium - 3.4%
397	Anheuser-Busch InBev N.V.	$44,655
86	Umicore S.A.	3,465
		48,120
	Brazil - 0.9%
606	BB Seguridade Participacoes	7,332
802	Petroleo Brasileiro S.A. ADR	5,858
		13,190
	Canada - 5.6%
264	Canadian National Railway Co.	18,202
675	Imperial Oil Ltd.	29,092
157	Restaurant Brands International, Inc.	6,161
542	Transcanada Corp.	26,637
		80,092
	China - 5.1%
195	Alibaba Group Holding Ltd. ●	20,251
48	Baidu, Inc. ADR ●	10,885
14,302	China Construction Bank	11,682
1,979	ENN Energy Holdings Ltd.	11,197
4,733	Lenovo Group Ltd.	6,179
4,516	PetroChina Co., Ltd.	5,013
3,688	PICC Property and Casualty Co., Ltd.	7,117
		72,324
	Colombia - 0.1%
94	Grupo Aval Acciones y Valores S.A.	975

	Denmark - 0.2%
163	H. Lundbeck A/S	3,242

	Finland - 0.6%
196	Kone Oyj Class B	8,912

	France - 9.5%
281	Air Liquide	34,760
116	BNP Paribas	6,826
189	Cie Generale d'Optique Essilor International S.A.	21,051
278	Groupe Eurotunnel S.A.	3,588
235	Legrand S.A.	12,325
531	Orange S.A.	9,032
505	Rexel S.A.	9,053
103	Schneider Electric S.A.	7,526
114	Societe Generale Class A	4,767
102	Unibail Rodamco REIT	26,285
		135,213
	Germany - 3.0%
157	Brenntag AG	8,784
70	Continental AG	14,752
556	Deutsche Annington Immobile	18,889
		42,425
	Greece - 1.1%
15,693	Alpha Bank A.E. ●	8,816
690	Hellenic Telecommunications Organization S.A. ●	7,547
		16,363
	Hong Kong - 1.2%
746	Hong Kong Exchanges & Clearing Ltd.	16,463

	India - 2.7%
3,898	ICICI Bank Ltd.	21,694
853	ITC Ltd.	4,971
1,019	Power Grid Corp. of India Ltd.	2,220
783	Punjab National Bank	2,696
1,505	State Bank of India	7,394
		38,975
	Ireland - 2.8%
33,393	Bank of Ireland ●	12,532
1,154	CRH plc	27,680
		40,212
	Italy - 6.7%
967	Assicurazioni Generali S.p.A.	19,848
272	Banca Generali S.p.A.	7,562
1,359	FinecoBank Banca Fineco S.p.A. ●	7,659
3,950	Intesa Sanpaolo S.p.A.	11,457
493	Luxottica Group S.p.A.	27,040
4,552	Snam S.p.A.	22,530
		96,096
	Japan - 19.2%
272	Aisin Seiki Co., Ltd.	9,775
365	Asahi Group Holdings Ltd.	11,284
236	Asics Corp.	5,683
89	Daito Trust Construction Co., Ltd.	10,128
589	Daiwa House Industry Co., Ltd. ‡	11,122
260	Eisai Co., Ltd.	10,055
2,150	Hitachi Ltd.	15,869
941	Isuzu Motors Ltd.	11,460
66	Japan Exchange Group, Inc.	1,538
254	Kansai Electric Power Co., Inc. ●	2,418
268	Kyushu Electric Power Co., Inc. ●	2,685
511	M3, Inc.	8,547
189	Mitsubishi Estate Co., Ltd.	3,982
3,533	Mitsubishi UFJ Financial Group, Inc.	19,411
701	Mitsui Fudosan Co., Ltd.	18,804
3,389	NEC Corp.	9,848
241	Nippon Telegraph & Telephone Corp.	12,290
361	Olympus Corp. ●	12,632
272	Ono Pharmaceutical Co., Ltd. ☼	24,077
503	Rakuten, Inc.	7,000
638	Seven & I Holdings Co., Ltd.	22,965
183	Shikoku Electric Power Co. ●	2,221
712	T&D Holdings, Inc.	8,537
339	Takeda Pharmaceutical Co., Ltd.	14,042
287	Tokio Marine Holdings, Inc.	9,324
1,998	Toshiba Corp.	8,427
		274,124
	Jersey - 0.4%
1,313	Glencore plc	6,062

	Netherlands - 6.5%
116	ASML Holding N.V.	12,503
1,991	ING Groep N.V. ●	25,724
6,302	Koninklijke (Royal) KPN N.V.	19,897
237	NXP Semiconductors N.V. ●	18,127
501	Royal Dutch Shell plc	16,726
		92,977
	Romania - 0.3%
294	Electrica S.A. ■●	3,617

	South Korea - 1.2%
318	Hynix Semiconductor, Inc. ●	13,583

The accompanying notes are an integral part of these financial statements.

5

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.9% - (continued)
	South Korea - 1.2% - (continued)
84	Korea Electric Power Corp.		$3,221
			16,804
	Spain - 0.7%
1,983	CaixaBank		10,390

	Sweden - 3.7%
441	Assa Abloy Ab		23,313
567	Electrolux AB Series B		16,569
609	SKF AB Class B		12,827
			52,709
	Switzerland - 9.9%
141	Adecco S.A.		9,726
57	Compagnie Financiere Richemont S.A.		5,013
627	Julius Baer Group Ltd.		28,616
529	Novartis AG		49,044
87	Roche Holding AG		23,548
1,455	UBS AG ●		25,018
			140,965
	Taiwan - 2.3%
7,589	Taiwan Semiconductor Manufacturing Co., Ltd.		33,433

	Turkey - 0.5%
1,792	Turkiye Garanti Bankasi A.S.		7,200

	United Kingdom - 10.7%
62	Al Noor Hospitals Group		956
707	AstraZeneca plc		49,967
452	BG Group plc		6,051
72	Derwent London plc REIT		3,341
660	Diageo Capital plc		18,904
1,276	Direct Line Insurance Group plc		5,773
1,669	International Consolidated Airlines Group S.A. ●		12,564
114	NMC Health plc		808
118	Schroders plc		4,890
1,666	Sky plc		23,257
1,293	WPP plc		26,889
			153,400
	United States - 0.6%
325	Markit Ltd. ●		8,582

	Total Common Stocks
	(Cost $1,353,916)		$1,412,865

	Total Long-Term Investments
	(Cost $1,353,916)		$1,412,865

Short-Term Investments - 1.2%
	Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $17, collateralized by U.S. Treasury Note 0.75%, 2018, value of $17)
$17	0.05%, 12/31/2014		$17
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $85, collateralized by U.S. Treasury Note 2.50%, 2024, value of $87)
85	0.07%, 12/31/2014		85
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,223, collateralized by U.S. Treasury Bond
3.88% - 5.25%, 2029 - 2040, U.S. Treasury Note
	0.25% - 4.63%, 2015 - 2022, value of $2,268)
2,223	0.06%, 12/31/2014		2,223
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $969,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $988)
969	0.07%, 12/31/2014		969
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,381, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $2,429)
2,381	0.05%, 12/31/2014		2,381
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $4,256, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $4,341)
4,256	0.06%, 12/31/2014		4,256
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $691, collateralized by FHLMC 2.00%
- 10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $705)
691	0.12%, 12/31/2014		691
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $181, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $185)
181	0.07%, 12/31/2014		181
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,025, collateralized by U.S. Treasury Bond
8.75%, 2020, U.S. Treasury Note 0.25% -
	2.88%, 2015 - 2022, value of $2,065)
2,025	0.07%, 12/31/2014		2,025
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $4,337, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $4,423)
4,337	0.08%, 12/31/2014		4,337
			17,165
	Total Short-Term Investments
	(Cost $17,165)		$17,165

	Total Investments
	(Cost $1,371,081) ▲	100.1%	$1,430,030
	Other Assets and Liabilities	(0.1)%	(1,031)
	Total Net Assets	100.0%	$1,428,999

The accompanying notes are an integral part of these financial statements.

6

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $1,380,178 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$119,231
Unrealized Depreciation	(69,379)
Net Unrealized Appreciation	$49,852

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $3,617, which represents 0.3% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $3,692 at December 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at December 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	01/05/2015	BOA	$72	$72	$–	$–
EUR	Sell	01/02/2015	SSG	69	69	–	–
GBP	Sell	01/05/2015	BOA	306	306	–	–
GBP	Sell	01/02/2015	SSG	74	74	–	–
JPY	Buy	01/05/2015	BOA	1,903	1,911	8	–
JPY	Buy	01/06/2015	BOA	1,142	1,147	5	–
Total						$13	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Belgium	$48,120	$–	$48,120	$–
Brazil	13,190	13,190	–	–
Canada	80,092	80,092	–	–
China	72,324	31,136	41,188	–
Colombia	975	975	–	–
Denmark	3,242	–	3,242	–
Finland	8,912	–	8,912	–
France	135,213	–	135,213	–
Germany	42,425	–	42,425	–
Greece	16,363	–	16,363	–
Hong Kong	16,463	–	16,463	–
India	38,975	–	38,975	–
Ireland	40,212	–	40,212	–
Italy	96,096	–	96,096	–
Japan	274,124	–	274,124	–
Jersey	6,062	–	6,062	–
Netherlands	92,977	18,127	74,850	–
Romania	3,617	3,617	–	–
South Korea	16,804	–	16,804	–
Spain	10,390	–	10,390	–
Sweden	52,709	–	52,709	–
Switzerland	140,965	25,018	115,947	–
Taiwan	33,433	–	33,433	–
Turkey	7,200	–	7,200	–
United Kingdom	153,400	956	152,444	–
United States	8,582	8,582	–	–
Total	$1,412,865	$181,693	$1,231,172	$–
Short-Term Investments	17,165	–	17,165	–
Total	$1,430,030	$181,693	$1,248,337	$–
Foreign Currency Contracts*	$13	$–	$13	$–
Total	$13	$–	$13	$–
Liabilities:
Foreign Currency Contracts*	$–	$–	$–	$–
Total	$–	$–	$–	$–

♦	For the year ended December 31, 2014, investments valued at $16,053 were transferred from Level 1 to Level 2, and investments valued at $2,680 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford International Opportunities HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,371,081)	$1,430,030
Cash	—
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	13
Receivables:
Investment securities sold	1,155
Fund shares sold	306
Dividends and interest	2,159
Other assets	—
Total assets	1,433,663
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	3,692
Fund shares redeemed	616
Investment management fees	217
Distribution fees	10
Accrued expenses	129
Total liabilities	4,664
Net assets	$1,428,999
Summary of Net Assets:
Capital stock and paid-in-capital	$1,779,474
Undistributed net investment income	16,429
Accumulated net realized loss	(425,674)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	58,770
Net assets	$1,428,999
Shares authorized	2,825,000
Par value	$0.001
Class IA: Net asset value per share	$14.13
Shares outstanding	87,746
Net assets	$1,239,946
Class IB: Net asset value per share	$14.29
Shares outstanding	13,229
Net assets	$189,053

The accompanying notes are an integral part of these financial statements.

9

Hartford International Opportunities HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted

Investment Income:
Dividends	$35,149
Interest	18
Less: Foreign tax withheld	(4,041)
Total investment income, net	31,126

Expenses:
Investment management fees	10,480
Transfer agent fees	7
Distribution fees - Class IB	508
Custodian fees	136
Accounting services fees	246
Board of Directors' fees	41
Audit fees	43
Other expenses	269
Total expenses (before fees paid indirectly)	11,730
Commission recapture	(48)
Custodian fee offset	—
Total fees paid indirectly	(48)
Total expenses, net	11,682
Net Investment Income	19,444

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	137,806
Net realized loss on foreign currency contracts	(677)
Net realized gain on other foreign currency transactions	137
Net Realized Gain on Investments and Foreign Currency Transactions	137,266

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:	(218,169)
Net unrealized depreciation of investments	(217,935)
Net unrealized appreciation of foreign currency contracts	18
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(252)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(218,169)
Net Loss on Investments and Foreign Currency Transactions	(80,903)
Net Decrease in Net Assets Resulting from Operations	$(61,459)

The accompanying notes are an integral part of these financial statements.

10

Hartford International Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$19,444	$26,814
Net realized gain on investments and foreign currency transactions	137,266	165,288
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(218,169)	113,198
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,459)	305,300
Distributions to Shareholders:
From net investment income
Class IA	(28,436)	(28,319)
Class IB	(4,045)	(3,870)
Total distributions	(32,481)	(32,189)
Capital Share Transactions:
Class IA
Sold	169,767	170,972
Issued on reinvestment of distributions	28,436	28,319
Redeemed	(331,506)	(284,350)
Total capital share transactions	(133,303)	(85,059)
Class IB
Sold	31,233	25,317
Issued on reinvestment of distributions	4,045	3,870
Redeemed	(48,501)	(71,682)
Total capital share transactions	(13,223)	(42,495)
Net decrease from capital share transactions	(146,526)	(127,554)
Net Increase (Decrease) in Net Assets	(240,466)	145,557
Net Assets:
Beginning of period	1,669,465	1,523,908
End of period	$1,428,999	$1,669,465
Undistributed (distributions in excess of) net investment income	$16,429	$25,773
Shares:
Class IA
Sold	11,515	12,510
Issued on reinvestment of distributions	1,907	2,067
Redeemed	(22,388)	(21,051)
Total share activity	(8,966)	(6,474)
Class IB
Sold	2,025	1,861
Issued on reinvestment of distributions	268	279
Redeemed	(3,237)	(5,258)
Total share activity	(944)	(3,118)

The accompanying notes are an integral part of these financial statements.

11

Hartford International Opportunities HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford International Opportunities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee. Class IC shares have not commenced operations as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

12

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

13

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The

15

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$13	$—	$—	$—	$—	$13
Total	$—	$13	$—	$—	$—	$—	$13

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(677)	$—	$—	$—	$—	$(677)
Total	$—	$(677)	$—	$—	$—	$—	$(677)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$18	$—	$—	$—	$—	$18
Total	$—	$18	$—	$—	$—	$—	$18

The derivatives held by the Fund as of December 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

16

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$32,481	$32,189

17

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$20,056
Accumulated Capital and Other Losses*	(420,204)
Unrealized Appreciation†	49,673
Total Accumulated Deficit	$(350,475)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$3,693
Accumulated Net Realized Gain (Loss)	(3,693)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$132,604
2017	287,600
Total	$420,204

During the year ended December 31, 2014, the Fund utilized $136,388 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.013%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund,  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.73%
Class IB	0.98

19

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,358,898	$—	$1,358,898
Sales Proceeds	1,508,697	—	1,508,697

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

21

Hartford International Opportunities HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$15.03	$0.19	$(0.75)	$(0.56)	$(0.34)	$–	$(0.34)	$14.13	(3.87)%	$1,239,946	0.73%	0.73%	1.30%
IB	15.20	0.15	(0.76)	(0.61)	(0.30)	–	(0.30)	14.29	(4.14)	189,053	0.98	0.98	1.02

For the Year Ended December 31, 2013
IA	$12.63	$0.24	$2.45	$2.69	$(0.29)	$–	$(0.29)	$15.03	21.55%	$1,454,018	0.74%	0.74%	1.76%
IB	12.76	0.21	2.49	2.70	(0.26)	–	(0.26)	15.20	21.28	215,447	0.99	0.99	1.55

For the Year Ended December 31, 2012 (D)
IA	$10.72	$0.26	$1.88	$2.14	$(0.23)	$–	$(0.23)	$12.63	20.20%	$1,303,209	0.74%	0.74%	1.88%
IB	10.82	0.25	1.88	2.13	(0.19)	–	(0.19)	12.76	19.89	220,699	0.99	0.99	1.64

For the Year Ended December 31, 2011 (D)
IA	$12.46	$0.21	$(1.94)	$(1.73)	$(0.01)	$–	$(0.01)	$10.72	(13.97)%	$1,287,917	0.73%	0.73%	1.66%
IB	12.61	0.19	(1.97)	(1.78)	(0.01)	–	(0.01)	10.82	(14.19)	232,707	0.98	0.98	1.41

For the Year Ended December 31, 2010
IA	$11.01	$0.13	$1.46	$1.59	$(0.14)	$–	$(0.14)	$12.46	14.49%	$1,705,757	0.74%	0.74%	1.19%
IB	11.15	0.11	1.46	1.57	(0.11)	–	(0.11)	12.61	14.20	328,671	0.99	0.99	0.94

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	90%
For the Year Ended December 31, 2013	100
For the Year Ended December 31, 2012	95
For the Year Ended December 31, 2011	111
For the Year Ended December 31, 2010	128 (A)

(A)	During the year ended December 31, 2010, the Fund incurred $456.2 million in sales associated with the transition of assets from Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford International Opportunities HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford International Opportunities HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

23

Hartford International Opportunities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

24

Hartford International Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

25

Hartford International Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

        Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford International Opportunities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$930.30	$3.55	$1,000.00	$1,021.53	$3.72	0.73%	184	365
Class IB	$1,000.00	$928.70	$4.76	$1,000.00	$1,020.27	$4.99	0.98	184	365

27

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford International Opportunities HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management

28

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

29

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

30

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

Hartford International Opportunities HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-IO14 2-15 113546-4 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD MIDCAP HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford MidCap HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford MidCap HLS Fund inception 07/14/1997
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
MidCap IA	11.37%	16.15%	10.42%
MidCap IB	11.09%	15.86%	10.14%
S&P MidCap 400 Index	9.77%	16.54%	9.71%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.71% and 0.96%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford MidCap HLS Fund

Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager	Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford MidCap HLS Fund returned 11.37% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 9.77% for the same period. The Fund also outperformed the 8.37% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall equity market performance was positive for the period across all market capitalizations: mid cap (+10%), large cap (+14%), and small cap equities (+5%) all rose, as represented by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Within the S&P MidCap 400 Index, nine out of ten sectors posted positive returns during the twelve-month period. The Consumer Staples (+35.5%), Telecommunication Services (+27.9%), and Healthcare (+24.0%) sectors performed best while the Energy (-25.6%), Industrials (+1.4%) and Materials (+5.6%) sectors lagged on a relative basis.

The Fund’s outperformance versus the S&P MidCap 400 Index during the period was driven by strong security selection in the Healthcare, Industrials, and Consumer Discretionary sectors. Weak stock selection in the Information Technology and Financials sectors only slightly offset those gains. Sector allocation, which is a residual of our bottom-up stock selection process, detracted from relative performance during the period. Primary drivers included overweight allocations to Energy and Industrials and an underweight allocation to Financials.

Top contributors to relative and absolute performance during the period were Alkermes (Healthcare), NXP Semiconductors (Information Technology), and Robert Half International (Industrials). Alkermes is a U.S. biopharmaceutical company that focuses on treatments for central nervous system diseases and disorders. The stock rose as the market was encouraged by the company's expanding research and development activities and rapid pipeline progression. Shares of NXP Semiconductors, a Netherlands-based semiconductor company, rose as the company continued to show strong earnings quality, cash flow quality, operating efficiency, and balance sheet quality. Robert Half International, a U.S.-based employment and staffing agency, saw shares rise as the company benefitted from the cyclical pick-up in demand for permanent replacement hires in the U.S.

Top detractors from relative performance during the period were SkyWorks (Information Technology), Jacobs Engineering (Industrials), and HomeAway (Information Technology). SkyWorks, a U.S.-based wireless and higher performance analog semiconductor supplier, rose drastically over the period as the company benefitted from market share and content gains across multiple handset platforms. Not holding this benchmark name in the Fund detracted from relative performance over the period. Jacobs Engineering is a professional services firm that helps corporate and government customers design and build construction projects. Shares fell as sales growth in 2014 was slower than markets had expected due to slower than expected activity in the Australian mining industry and in Europe. HomeAway, an online vacation home rental service, saw its shares fall after management guided to slower than expected sales growth. Trimble Navigation (Information Technology) also detracted from absolute performance during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

3

Hartford MidCap HLS Fund

Manager Discussion – (continued)
December 31, 2014 (Unaudited)

What is the outlook?

We believe that mid cap equities represent “the sweet spot” of the stock market, offering the stability and quality of market leading companies, an advantage over small caps, plus the opportunity for significant, dynamic growth in revenues and earnings that many large cap companies lack. We believe that our F/V/E framework, which incorporates fundamentals, valuation, and expectations in our assessment of each company we consider, enables us to create a balanced portfolio of quality businesses and broad diversification across market sectors, all while seeking to maintain style purity of our mid-cap equity approach.

The global economic cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion and should, due to a steadily improving labor market, experience rising wage inflation and a moderate increase in policy rates next year.

At the end of the period, our largest overweights relative to the S&P MidCap 400 Index were in the Healthcare and Industrials sectors. Our largest underweights were in the Financials and Materials sectors.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.7%
Consumer Staples	2.9
Energy	5.9
Financials	13.7
Health Care	20.1
Industrials	19.0
Information Technology	19.1
Materials	3.2
Utilities	2.3
Total	99.9%
Short-Term Investments	0.1
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford MidCap HLS Fund

Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.9%
	Automobiles and Components - 2.7%
665	Allison Transmission Holdings, Inc.	$22,530
379	Harley-Davidson, Inc.	24,949
		47,479
	Banks - 3.7%
90	Cullen/Frost Bankers, Inc.	6,335
192	East West Bancorp, Inc.	7,444
331	First Republic Bank	17,273
272	M&T Bank Corp.	34,118
		65,170
	Capital Goods - 7.4%
166	Colfax Corp. ●	8,553
252	IDEX Corp.	19,641
343	Jacobs Engineering Group, Inc. ●	15,343
282	Lennox International, Inc.	26,856
268	MSC Industrial Direct Co., Inc.	21,785
294	PACCAR, Inc.	19,987
167	Pall Corp.	16,936
		129,101
	Commercial and Professional Services - 8.8%
342	Clean Harbors, Inc. ●	16,454
499	Equifax, Inc.	40,338
335	Manpowergroup, Inc.	22,870
721	Robert Half International, Inc.	42,070
266	Trinet Group, Inc. ●	8,334
536	Waste Connections, Inc.	23,584
		153,650
	Consumer Durables and Apparel - 1.8%
24	NVR, Inc. ●	30,433

	Consumer Services - 1.6%
425	Apollo Education Group, Inc. ●	14,485
280	DeVry Education Group, Inc.	13,295
		27,780
	Diversified Financials - 4.1%
261	Invesco Ltd.	10,329
154	Moody's Corp.	14,793
292	MSCI, Inc.	13,870
229	Northern Trust Corp.	15,420
441	SEI Investments Co.	17,641
		72,053
	Energy - 5.9%
112	Cimarex Energy Co.	11,872
802	Cobalt International Energy, Inc. ●	7,127
349	Consol Energy, Inc.	11,801
31	Diamondback Energy, Inc. ●	1,878
214	Energen Corp.	13,614
143	EQT Corp.	10,833
235	Gulfport Energy Corp. ●	9,798
553	Memorial Resource Development Corp. ●	9,966
796	Patterson-UTI Energy, Inc.	13,203
546	QEP Resources, Inc.	11,031
37	World Fuel Services Corp.	1,750
		102,873
	Food and Staples Retailing - 0.6%
116	PriceSmart, Inc.	10,552

	Food, Beverage and Tobacco - 2.3%
187	Molson Coors Brewing Co.	13,928
245	Monster Beverage Corp. ●	26,591
		40,519
	Health Care Equipment and Services - 8.2%
500	Envision Healthcare Holdings ●	17,342
589	IMS Health Holdings, Inc. ●	15,093
216	MEDNAX, Inc. ●	14,259
257	Omnicare, Inc.	18,731
368	Patterson Cos., Inc.	17,711
223	Sirona Dental Systems, Inc. ●	19,526
263	Team Health Holdings ●	15,111
237	Universal Health Services, Inc. Class B	26,365
		144,138
	Insurance - 5.9%
46	Alleghany Corp. ●	21,427
39	Fairfax Financial Holdings Ltd.	20,513
49	Markel Corp. ●	33,219
278	W.R. Berkley Corp.	14,244
22	White Mountains Insurance Group Ltd.	13,979
		103,382
	Materials - 3.2%
244	Packaging Corp. of America	19,007
52	Sherwin-Williams Co.	13,806
270	Silgan Holdings, Inc.	14,473
467	Steel Dynamics, Inc.	9,225
		56,511
	Media - 0.6%
612	Pandora Media, Inc. ●	10,907

	Pharmaceuticals, Biotechnology and Life Sciences - 11.9%
31	Agios Pharmaceuticals, Inc. ●	3,515
877	Alkermes plc ●	51,378
150	Alnylam Pharmaceuticals, Inc. ●	14,520
235	Hospira, Inc. ●	14,383
345	Incyte Corp. ●	25,227
762	Ironwood Pharmaceuticals, Inc. ●	11,672
83	Jazz Pharmaceuticals plc ●	13,665
189	Medivation, Inc. ●	18,822
52	Mettler-Toledo International, Inc. ●	15,601
202	Salix Pharmaceuticals Ltd. ●	23,220
153	Waters Corp. ●	17,210
		209,213
	Retailing - 7.0%
288	Advance Automotive Parts, Inc.	45,808
480	CarMax, Inc. ●	31,977
674	HomeAway, Inc. ●	20,084
101	Tiffany & Co.	10,794
195	TripAdvisor, Inc. ●	14,581
		123,244
	Semiconductors and Semiconductor Equipment - 1.4%
129	First Solar, Inc. ●	5,739
173	NXP Semiconductors N.V. ●	13,251
239	SunPower Corp. ●	6,178
		25,168
	Software and Services - 11.2%
450	Akamai Technologies, Inc. ●	28,360
183	Factset Research Systems, Inc.	25,792
2,099	Genpact Ltd. ●	39,738
256	Solera Holdings, Inc.	13,113
1,051	Vantiv, Inc. ●	35,636

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 99.9% - (continued)
	Software and Services - 11.2% - (continued)
277	VeriSign, Inc. ●		$15,815
213	WEX, Inc. ●		21,069
310	Yelp, Inc. ●		16,941
			196,464
	Technology Hardware and Equipment - 6.5%
331	Amphenol Corp. Class A		17,793
385	CDW Corp. of Delaware		13,540
107	F5 Networks, Inc. ●		13,919
107	FEI Co.		9,627
845	National Instruments Corp.		26,258
380	Nimble Storage, Inc. ●		10,456
845	Trimble Navigation Ltd. ●		22,427
			114,020
	Transportation - 2.8%
35	AMERCO, Inc.		9,928
179	Genesee & Wyoming, Inc. Class A ●		16,095
219	J.B. Hunt Transport Services, Inc.		18,445
291	JetBlue Airways Corp. ●		4,617
			49,085
	Utilities - 2.3%
136	Northeast Utilities		7,280
616	UGI Corp.		23,394
169	Wisconsin Energy Corp.		8,894
			39,568
	Total Common Stocks
	( Cost $1,340,431)		$1,751,310

	Total Long-Term Investments
	(Cost $1,340,431)		$1,751,310

Short-Term Investments - 0.1%
Repurchase Agreements - 0.1%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2018, value of $1)
$1	0.05%, 12/31/2014		$1
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $7, collateralized by U.S. Treasury Note 2.50%, 2024, value of $7)
7	0.07%, 12/31/2014		7
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $182,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25% -
	4.63%, 2015 - 2022, value of $186)
182	0.06%, 12/31/2014		182
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $79,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $81)
79	0.07%, 12/31/2014		79
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $195,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017 -
	2020, value of $199)
195	0.05%, 12/31/2014		195
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $348, collateralized by U.S. Treasury
Bond 3.63% - 9.88%, 2015 - 2043, U.S.
Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $355)
348	0.06%, 12/31/2014		348
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $57, collateralized by FHLMC 2.00% -
10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $58)
57	0.12%, 12/31/2014		57
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $15, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $15)
15	0.07%, 12/31/2014		15
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $166,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015 -
	2022, value of $169)
166	0.07%, 12/31/2014		166
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $355, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $362)
355	0.08%, 12/31/2014		355
			1,405
	Total Short-Term Investments
	(Cost $1,405)		$1,405
	Total Investments
	(Cost $1,341,836) ▲	100.0%	$1,752,715
	Other Assets and Liabilities	—%	240
	Total Net Assets	100.0%	$1,752,955

The accompanying notes are an integral part of these financial statements.

6

Hartford MidCap HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $1,344,348 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$458,066
Unrealized Depreciation	(49,699)
Net Unrealized Appreciation	$408,367

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,751,310	$1,751,310	$–	$–
Short-Term Investments	1,405	–	1,405	–
Total	$1,752,715	$1,751,310	$1,405	$–

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,341,836)	$1,752,715
Cash	2
Receivables:
Fund shares sold	956
Dividends and interest	953
Other assets	—
Total assets	1,754,626
Liabilities:
Payables:
Fund shares redeemed	1,350
Investment management fees	262
Distribution fees	5
Accrued expenses	54
Total liabilities	1,671
Net assets	$1,752,955
Summary of Net Assets:
Capital stock and paid-in-capital	$1,133,930
Undistributed net investment income	1,490
Accumulated net realized gain	206,656
Unrealized appreciation of investments	410,879
Net assets	$1,752,955
Shares authorized	2,600,000
Par value	$0.001
Class IA: Net asset value per share	$37.28
Shares outstanding	44,778
Net assets	$1,669,393
Class IB: Net asset value per share	$36.83
Shares outstanding	2,269
Net assets	$83,562

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$13,505
Interest	3
Less: Foreign tax withheld	(41)
Total investment income, net	13,467

Expenses:
Investment management fees	11,363
Transfer agent fees	6
Distribution fees - Class IB	207
Custodian fees	11
Accounting services fees	168
Board of Directors' fees	42
Audit fees	25
Other expenses	155
Total expenses (before fees paid indirectly)	11,977
Commission recapture	(28)
Custodian fee offset	—
Total fees paid indirectly	(28)
Total expenses, net	11,949
Net Investment Income	1,518

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	225,617
Net realized gain on foreign currency contracts	16
Net realized loss on other foreign currency transactions	(16)
Net Realized Gain on Investments and Foreign Currency Transactions	225,617

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(47,544)
Net Changes in Unrealized Depreciation of Investments	(47,544)
Net Gain on Investments and Foreign Currency Transactions	178,073
Net Increase in Net Assets Resulting from Operations	$179,591

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$1,518	$3,040
Net realized gain on investments and foreign currency transactions	225,617	203,130
Net unrealized appreciation (depreciation) of investments	(47,544)	297,608
Net Increase in Net Assets Resulting from Operations	179,591	503,778
Distributions to Shareholders:
From net investment income
Class IA	(1,570)	(1,638)
Class IB	—	(14)
Total from net investment income	(1,570)	(1,652)
From net realized gain on investments
Class IA	(190,670)	(53,879)
Class IB	(10,000)	(3,100)
Total from net realized gain on investments	(200,670)	(56,979)
Total distributions	(202,240)	(58,631)
Capital Share Transactions:
Class IA
Sold	344,107	98,550
Issued on reinvestment of distributions	192,240	55,517
Redeemed	(329,179)	(418,031)
Total capital share transactions	207,168	(263,964)
Class IB
Sold	6,044	11,537
Issued on reinvestment of distributions	10,000	3,114
Redeemed	(13,717)	(25,943)
Total capital share transactions	2,327	(11,292)
Net increase (decrease) from capital share transactions	209,495	(275,256)
Net Increase in Net Assets	186,846	169,891
Net Assets:
Beginning of period	1,566,109	1,396,218
End of period	$1,752,955	$1,566,109
Undistributed (distributions in excess of) net investment income	$1,490	$1,609
Shares:
Class IA
Sold	8,941	3,001
Issued on reinvestment of distributions	5,168	1,576
Redeemed	(8,510)	(12,467)
Total share activity	5,599	(7,890)
Class IB
Sold	158	353
Issued on reinvestment of distributions	272	90
Redeemed	(360)	(784)
Total share activity	70	(341)

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford MidCap HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee. Class IC shares have not commenced operations as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

 Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

12

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

13

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2014.

15

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$16	$—	$—	$—	$—	$16
Total	$—	$16	$—	$—	$—	$—	$16

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$27,985	$13,250
Long-Term Capital Gains*	174,255	45,381

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$13,049
Undistributed Long-Term Capital Gain	197,609
Unrealized Appreciation*	408,367
Total Accumulated Earnings	$619,025

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(67)
Accumulated Net Realized Gain (Loss)	67

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.70%
Class IB	0.95

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

18

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$737,625	$—	$737,625
Sales Proceeds	727,290	—	727,290

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and

19

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

20

Hartford MidCap HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$37.87	$0.04	$4.22	$4.26	$(0.04)	$(4.81)	$(4.85)	$37.28	11.37%	$1,669,393	0.70%	0.70%	0.10%
IB	37.52	(0.06)	4.18	4.12	–	(4.81)	(4.81)	36.83	11.09	83,562	0.95	0.95	(0.15)

For the Year Ended December 31, 2013
IA	$28.16	$0.07	$11.02	$11.09	$(0.04)	$(1.34)	$(1.38)	$37.87	39.82%	$1,483,626	0.71%	0.71%	0.21%
IB	27.95	(0.02)	10.94	10.92	(0.01)	(1.34)	(1.35)	37.52	39.46	82,483	0.96	0.96	(0.05)

For the Year Ended December 31, 2012 (D)
IA	$23.77	$0.24	$4.38	$4.62	$(0.23)	$–	$(0.23)	$28.16	19.44%	$1,325,221	0.71%	0.71%	0.84%
IB	23.59	0.17	4.35	4.52	(0.16)	–	(0.16)	27.95	19.14	70,997	0.96	0.96	0.59

For the Year Ended December 31, 2011 (D)
IA	$26.01	$0.15	$(2.20)	$(2.05)	$(0.19)	$–	$(0.19)	$23.77	(7.92)%	$1,212,257	0.71%	0.71%	0.48%
IB	25.74	0.07	(2.17)	(2.10)	(0.05)	–	(0.05)	23.59	(8.16)	70,188	0.96	0.96	0.18

For the Year Ended December 31, 2010 (D)
IA	$21.12	$0.10	$4.85	$4.95	$(0.06)	$–	$(0.06)	$26.01	23.45%	$1,722,182	0.70%	0.70%	0.44%
IB	20.92	0.04	4.79	4.83	(0.01)	–	(0.01)	25.74	23.15	124,465	0.95	0.95	0.12

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	42%
For the Year Ended December 31, 2013	34
For the Year Ended December 31, 2012	51
For the Year Ended December 31, 2011	69
For the Year Ended December 31, 2010	52

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

22

Hartford MidCap HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

23

Hartford MidCap HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

24

Hartford MidCap HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford MidCap HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,001.60	$3.53	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class IB	$1,000.00	$1,000.30	$4.79	$1,000.00	$1,020.42	$4.84	0.95	184	365

26

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management

27

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

28

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC,

29

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

Hartford MidCap HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
a) management;
b) use; and
c) protection;
of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:
a) service your Transactions with us; and
b) support our business functions.

We may obtain Personal Information from:
a) You;
b) your Transactions with us; and
c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:
a) your name;
b) your address;
c) your income;
d) your payment; or
e) your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a) our insurance companies;
b) our employee agents;
c) our brokerage firms; and
d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:
a) market our products; or
b) market our services;
to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a) taking surveys;
b) marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:
a) cookies;
b) pixel tagging; or
c) other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a) the confidentiality; and
b) the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:
a) secured files;
b) user authentication;
c) encryption;
d) firewall technology; and
e) the use of detection software.

We are responsible for and must:
a) identify information to be protected;
b) provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

Personal Health Information means health information such as:
a) your medical records; or
b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.
It includes:
a) Personal Financial Information; and
b) Personal Health Information .

Transaction means your business dealings with us, such as:
a) your Application;
b) your request for us to pay a claim; and
c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:
a) asking about;
b) applying for; or
c) obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS
P.O. Box 14293
Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-MC14 2-15     113547-4         Printed in U.S.A.

HARTFORDFUNDS

HARTFORD MIDCAP VALUE HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford MidCap Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford MidCap Value HLS Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview   12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to difference in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
MidCap Value IA	8.22%	15.74%	9.01%
MidCap Value IB	7.91%	15.44%	8.74%
Russell 2500 Value Index	7.11%	15.48%	7.91%
Russell MidCap Value Index	14.75%	17.43%	9.43%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.84% and 1.09%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford MidCap Value HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Manager
James N. Mordy
Senior Manging Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford MidCap Value HLS Fund returned 8.22% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 7.11% for the same period. The Fund underperformed the Russell MidCap Value Index, which returned 14.75% for the same period. The Fund underperformed the 8.37% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall equity market performance was positive for the period across all market capitalizations: mid cap (+10%), large cap (+14%), and small cap equities (+5%) all rose, as represented by the S&P 400 MidCap, S&P 500, and Russell 2000 Indices, respectively. Seven out of ten sectors in the Russell 2500 Value Index rose during the period, with Utilities (+24%), Healthcare (+20%), and Consumer Staples (+13%) performing the best. Energy (-34%), Materials (-8%) and Industrials (-2%) lagged on a relative basis.

The Fund’s relative outperformance versus the Russell 2500 Value Index was driven by security selection. Strong stock selection within the Information Technology, Industrials, and Energy sectors outweighed weaker stock selection within the Financials, Healthcare, Materials, and Consumer Staples sectors. Sector allocation, a result of the bottom-up security selection process, detracted from relative results. A slight overweight to Energy, and underweights to Financials and Utilities detracted. An overweight allocation to Healthcare contributed to benchmark-relative performance. A modest cash position in an upward trending market environment detracted from relative results.

The largest contributors to absolute and benchmark-relative performance included Skyworks Solutions (Information Technology), NXP Semiconductors (Information Technology), and Avago Technologies (Information Technology). Shares of Skyworks Solutions, a leading supplier of mixed-signal analog semiconductors, outperformed as the company continued to gain on expectations of growth in radio-frequency demand driven by the smartphone market including Apple, Samsung, and demand from China continued share and content gains from a broadening customer base in the smartphone market as well as better-than-forecast growth from Skyworks' increasingly important integrated analog solution segment also contributed to outperformance. NXP Semiconductors, a Netherlands-based semiconductor company, saw shares rise as it continued to show strong earnings quality, cash flow quality, operating efficiency, and balance sheet quality. Shares of Avago Technologies, a supplier of analog semiconductor devices outperformed. In addition to solid operating results from Avago's core businesses (driven by 4G smartphone content gains and a recovery in high-margin industrial end markets), Avago generated significant earnings accretion from recent acquisitions. After a run of strong performance, the Fund sold out of Avago in 2014 and is looking at new opportunities with a lower market cap.

The largest detractors from absolute and benchmark-relative returns included Cobalt International (Energy), Methanex (Materials), and Trican Well Service (Energy). Shares of oil-focused exploration and production company Cobalt International declined based on uncertainty surrounding the impact of the United States Securities and Exchange Commission’s notice of a bribery investigation related to the company’s investments in Angola. Additionally, the Organization of the Petroleum Exporting Countries’ (OPEC) decision to keep oil output unchanged sent oil prices tumbling to four-year lows, weighing on Cobalt’s stock price. Shares of Canada-based

3

Hartford MidCap Value HLS Fund

Manager Discussion – (continued)

December 31, 2014 (Unaudited)

Methanex, the world's largest producer of methanol, also declined due to the negative impact of falling oil prices on methanol. Trican Well Service supplies pressure pumping services to the oil and gas industry. The stock lagged due to weak utilization and rapid commodity price declines.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

Our overall global economic outlook does not appear very different from market consensus at this time. U.S. economic momentum has surprised positively in 2014 after a difficult start. The biggest changes in recent months have been the dramatic drop in oil prices and the continuing strength of the U.S. dollar. Lower energy costs appear to be a net benefit to the U.S. economy, which is approximately 70% consumer-driven. The outlook for consumer spending appears as good as it has been in many years. Prospects outside the U.S. seem more uncertain, given geopolitical risks and growth concerns in Europe, Japan and China. In our view, lower oil prices should provide even more benefit to these areas (except Russia) as should accommodative monetary policy given an easing of inflationary pressures. We expect global GDP growth of about 3% in 2015, with the dollar continuing to drift higher. Despite a U.S. consumer price index that we believe will likely turn negative in the first half of 2015, we think the Fed will key off of gradually tightening labor market conditions in timing their initial increase in rates. We expect equity markets may remain choppy as there is less forgiveness in valuations to handle investors’ changing moods or any actual deterioration to our initial outlook.

The Russell 2500 Value Index was rebalanced at the end of the second quarter with minor changes in sector weights. The new weightings are slightly less cyclical, due mostly to a drop in Financials and a slight increase to Consumer Staples.

As of the end of the period, the Fund was most overweight the Information Technology, Consumer Discretionary, and Materials sectors and most underweight the Financials, Utilities, and Telecommunication Services sectors relative to the Russell 2500 Value Index.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.2%
Consumer Staples	3.2
Energy	4.1
Financials	26.5
Health Care	7.5
Industrials	14.3
Information Technology	13.5
Materials	8.2
Utilities	6.1
Total	98.6%
Short-Term Investments	1.4
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford MidCap Value HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.6%
	Automobiles and Components - 0.9%
146	Goodyear (The) Tire & Rubber Co.	$4,166

	Banks - 7.5%
192	BankUnited, Inc.	5,564
94	CIT Group, Inc. ●	4,487
164	Comerica, Inc.	7,677
117	EverBank Financial Corp.	2,227
90	Iberiabank Corp.	5,817
293	Zions Bancorporation	8,345
		34,117
	Capital Goods - 14.3%
231	Barnes Group, Inc.	8,539
68	Curtis-Wright Corp.	4,772
58	Esterline Technologies Corp. ●	6,403
130	Generac Holdings, Inc. ●	6,055
71	Hubbell, Inc. Class B	7,606
110	Moog, Inc. Class A ●	8,114
231	Orbital Sciences Corp. ●	6,222
86	Rexel S.A.	1,534
117	Sensata Technologies Holding N.V. ●	6,116
19	Teledyne Technologies, Inc. ●	1,932
107	WESCO International, Inc. ●	8,132
		65,425
	Consumer Durables and Apparel - 8.4%
144	D.R. Horton, Inc.	3,639
171	Lennar Corp.	7,640
266	Newell Rubbermaid, Inc.	10,132
356	Performance Sports Group Ltd. ●	6,406
1,499	Samsonite International S.A.	4,444
170	Toll Brothers, Inc. ●	5,812
		38,073
	Consumer Services - 1.5%
148	Norwegian Cruise Line Holdings Ltd. ●	6,925

	Diversified Financials - 2.0%
113	LPL Financial Holdings, Inc.	5,016
82	MSCI, Inc.	3,895
452	Solar Cayman Ltd. ⌂■●†	32
		8,943
	Energy - 4.1%
448	Cobalt International Energy, Inc. ●	3,978
97	Diamondback Energy, Inc. ●	5,781
79	HollyFrontier Corp.	2,961
23	Newfield Exploration Co. ●	627
191	QEP Resources, Inc.	3,868
320	Trican Well Service Ltd.	1,533
		18,748
	Food, Beverage and Tobacco - 3.2%
128	Ebro Foods S.A.	2,119
87	Ingredion, Inc.	7,372
1,329	Treasury Wine Estates Ltd.	5,130
		14,621
	Health Care Equipment and Services - 3.2%
236	Brookdale Senior Living, Inc. ●	8,648
72	Wellcare Health Plans, Inc. ●	5,933
		14,581
	Insurance - 8.1%
93	Argo Group International Holdings Ltd.	5,175
106	Hanover Insurance Group, Inc.	7,574
65	Reinsurance Group of America, Inc.	5,705
32	StanCorp Financial Group, Inc.	2,250
264	Unum Group	9,205
205	XL Group plc	7,032
		36,941
	Materials - 8.2%
133	Cabot Corp.	5,842
106	Celanese Corp.	6,338
175	Huntsman Corp.	3,987
296	Louisiana-Pacific Corp. ●	4,907
208	Methanex Corp. ADR	9,555
17	Owens-Illinois, Inc. ●	456
31	Packaging Corp. of America	2,412
65	Reliance Steel & Aluminum	3,976
		37,473
	Media - 3.0%
118	AMC Entertainment Holdings	3,079
241	Interpublic Group of Cos., Inc.	4,999
198	Quebecor, Inc.	5,454
		13,532
	Pharmaceuticals, Biotechnology and Life Sciences - 4.3%
583	Almirall S.A. ●	9,614
75	Ono Pharmaceutical Co., Ltd.	6,675
15	Pra Health Sciences, Inc. ●	366
37	UCB S.A.	2,803
		19,458
	Real Estate - 8.9%
158	American Assets Trust, Inc. REIT	6,299
209	Blackstone Mortgage Trust, Inc. REIT	6,093
156	Equity Lifestyle Properties, Inc. REIT	8,047
125	Extra Space Storage, Inc. REIT	7,336
229	Forest City Enterprises, Inc. REIT ●	4,882
40	Plum Creek Timber Co., Inc. REIT	1,695
51	SL Green Realty Corp. REIT	6,022
		40,374
	Retailing - 1.4%
176	DSW, Inc.	6,561

	Semiconductors and Semiconductor Equipment - 5.7%
18	Maxim Integrated Products, Inc.	564
280	Microsemi Corp. ●	7,955
109	NXP Semiconductors N.V. ●	8,335
427	RF Micro Devices, Inc. ●	7,091
26	Skyworks Solutions, Inc.	1,912
		25,857
	Software and Services - 4.3%
161	Booz Allen Hamilton Holding Corp.	4,274
71	Check Point Software Technologies Ltd. ADR ●	5,602
32	Teradata Corp. ●	1,402
141	Verint Systems, Inc. ●	8,229
		19,507
	Technology Hardware and Equipment - 3.5%
228	Arris Group, Inc. ●	6,880
160	Arrow Electronics, Inc. ●	9,242
		16,122
	Utilities - 6.1%
44	Alliant Energy Corp.	2,909
159	Great Plains Energy, Inc.	4,520
162	Portland General Electric Co.	6,113

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.6% - (continued)
	Utilities - 6.1% - (continued)
241	UGI Corp.	$9,150
125	Westar Energy, Inc.	5,139
		27,831
	Total Common Stocks
	( Cost $347,739)	$449,255

	Total Long-Term Investments
	(Cost $347,739)	$449,255

Short-Term Investments - 1.4%
Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $6, collateralized by U.S. Treasury Note 0.75%, 2018, value of $6)
$6	0.05%, 12/31/2014	$6
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $32, collateralized by U.S. Treasury Note 2.50%, 2024, value of $33)
32	0.07%, 12/31/2014	32
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $843,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25% -
	4.63%, 2015 - 2022, value of $860)
843	0.06%, 12/31/2014	843
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $367,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $375)
367	0.07%, 12/31/2014	367
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $903,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017 -
	2020, value of $921)
903	0.05%, 12/31/2014	903
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,613, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $1,646)
1,613	0.06%, 12/31/2014	1,613
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $262, collateralized by FHLMC 2.00% -
10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $267)
262	0.12%, 12/31/2014	262
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $69, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $70)
69	0.07%, 12/31/2014	69
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $768,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015 -
	2022, value of $783)
768	0.07%, 12/31/2014	768
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $1,644, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $1,677)
1,644	0.08%, 12/31/2014	1,644

		6,507
Total Short-Term Investments
(Cost $6,507)		$6,507

Total Investments
(Cost $354,246) ▲	100.0%	$455,762
Other Assets and Liabilities	—%	141
Total Net Assets	100.0%	$455,903

The accompanying notes are an integral part of these financial statements.

6

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $356,541 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$111,959
Unrealized Depreciation	(12,738)
Net Unrealized Appreciation	$99,221

†

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $32, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $32, which represents 0.0% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2007	452	Solar Cayman Ltd. - 144A	$132

At December 31, 2014, the aggregate value of these securities was $32, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Buy	01/02/2015	SSG	$119	$118	$–	$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	EURO

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$449,255	$416,904	$32,319	$32
Short-Term Investments	6,507	–	6,507	–
Total	$455,762	$416,904	$38,826	$32
Liabilities:
Foreign Currency Contracts *	$1	$–	$1	$–
Total	$1	$–	$1	$–

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2014
Assets:
Common Stocks	$32	$—	$—	*	$—	$—	$—	$—	$—	$32
Total	$32	$—	$—		$—	$—	$—	$—	$—	$32

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was zero.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap Value HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $354,246)	$455,762
Cash	4
Receivables:
Investment securities sold	338
Fund shares sold	31
Dividends and interest	538
Total assets	456,673
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	285
Fund shares redeemed	360
Investment management fees	81
Distribution fees	6
Accrued expenses	37
Total liabilities	770
Net assets	$455,903
Summary of Net Assets:
Capital stock and paid-in-capital	$295,638
Undistributed net investment income	1,158
Accumulated net realized gain	57,593
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	101,514
Net assets	$455,903
Shares authorized	1,200,000
Par value	$0.001
Class IA: Net asset value per share	$14.60
Shares outstanding	23,640
Net assets	$345,084
Class IB: Net asset value per share	$14.50
Shares outstanding	7,641
Net assets	$110,819

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap Value HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$7,064
Interest	3
Less: Foreign tax withheld	(149)
Total investment income, net	6,918

Expenses:
Investment management fees	3,853
Transfer agent fees	5
Distribution fees - Class IB	295
Custodian fees	8
Accounting services fees	48
Board of Directors' fees	14
Audit fees	24
Other expenses	93
Total expenses (before fees paid indirectly)	4,340
Commission recapture	(8)
Total fees paid indirectly	(8)
Total expenses, net	4,332
Net Investment Income	2,586

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	59,492
Net realized gain on foreign currency contracts	8
Net realized loss on other foreign currency transactions	(15)
Net Realized Gain on Investments and Foreign Currency Transactions	59,485

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(24,575)
Net unrealized depreciation of foreign currency contracts	(3)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(24,578)
Net Gain on Investments and Foreign Currency Transactions	34,907
Net Increase in Net Assets Resulting from Operations	$37,493

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap Value HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$2,586	$2,371
Net realized gain on investments and foreign currency transactions	59,485	86,309
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(24,578)	51,787
Net Increase in Net Assets Resulting from Operations	37,493	140,467
Distributions to Shareholders:
From net investment income
Class IA	(2,402)	(4,389)
Class IB	(480)	(1,173)
Total from net investment income	(2,882)	(5,562)
From net realized gain on investments
Class IA	(45,536)	—
Class IB	(14,756)	—
Total from net realized gain on investments	(60,292)	—
Total distributions	(63,174)	(5,562)
Capital Share Transactions:
Class IA
Sold	11,363	35,081
Issued on reinvestment of distributions	47,938	4,389
Redeemed	(72,059)	(87,130)
Total capital share transactions	(12,758)	(47,660)
Class IB
Sold	3,313	13,985
Issued on reinvestment of distributions	15,236	1,173
Redeemed	(25,363)	(38,177)
Total capital share transactions	(6,814)	(23,019)
Net decrease from capital share transactions	(19,572)	(70,679)
Net Increase (Decrease) in Net Assets	(45,253)	64,226
Net Assets:
Beginning of period	501,156	436,930
End of period	$455,903	$501,156
Undistributed (distributions in excess of) net investment income	$1,158	$1,667
Shares:
Class IA
Sold	730	2,657
Issued on reinvestment of distributions	3,279	312
Redeemed	(4,695)	(6,440)
Total share activity	(686)	(3,471)
Class IB
Sold	210	1,052
Issued on reinvestment of distributions	1,048	84
Redeemed	(1,651)	(2,853)
Total share activity	(393)	(1,717)

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap Value HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford MidCap Value HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

12

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

13

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and

15

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$8	$—	$—	$—	$—	$8
Total	$—	$8	$—	$—	$—	$—	$8

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(3)	$—	$—	$—	$—	$(3)
Total	$—	$(3)	$—	$—	$—	$—	$(3)

The derivatives held by the Fund as of December 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

16

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$2,882	$5,562
Long-Term Capital Gains*	60,292	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

17

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$6,030
Undistributed Long-Term Capital Gain	55,016
Unrealized Appreciation*	99,219
Total Accumulated Earnings	$160,265

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(213)
Accumulated Net Realized Gain (Loss)	213

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

During the year ended December 31, 2014, the Fund utilized $837 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a

18

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $1.5 billion	0.6750%
On next $2.5 billion	0.6700%
On next $5 billion	0.6650%
Over $10 billion	0.6600%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.84%
Class IB	1.09

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

19

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$145,406	$—	$145,406
Sales Proceeds	227,290	—	227,290

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

20

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

21

Hartford MidCap Value HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$15.51	$0.09	$1.19	$1.28	$(0.11)	$(2.08)	$(2.19)	$14.60	8.22%	$345,084	0.84%	0.84%	0.60%
IB	15.42	0.05	1.18	1.23	(0.07)	(2.08)	(2.15)	14.50	7.91	110,819	1.09	1.09	0.35

For the Year Ended December 31, 2013
IA	$11.65	$0.08	$3.95	$4.03	$(0.17)	$–	$(0.17)	$15.51	34.71%	$377,272	0.84%	0.84%	0.56%
IB	11.59	0.04	3.93	3.97	(0.14)	–	(0.14)	15.42	34.37	123,884	1.09	1.09	0.31

For the Year Ended December 31, 2012 (D)
IA	$9.44	$0.14	$2.20	$2.34	$(0.13)	$–	$(0.13)	$11.65	24.95%	$323,934	0.85%	0.85%	1.03%
IB	9.38	0.10	2.21	2.31	(0.10)	–	(0.10)	11.59	24.64	112,996	1.10	1.10	0.79

For the Year Ended December 31, 2011 (D)
IA	$10.32	$0.07	$(0.95)	$(0.88)	$–	$–	$–	$9.44	(8.56)%	$341,583	0.83%	0.83%	0.57%
IB	10.29	0.04	(0.95)	(0.91)	–	–	–	9.38	(8.79)	116,563	1.08	1.08	0.32

For the Year Ended December 31, 2010
IA	$8.33	$0.05	$2.00	$2.05	$(0.06)	$–	$(0.06)	$10.32	24.67%	$462,281	0.85%	0.85%	0.57%
IB	8.30	0.03	1.99	2.02	(0.03)	–	(0.03)	10.29	24.36	163,498	1.10	1.10	0.30

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	31%
For the Year Ended December 31, 2013	49
For the Year Ended December 31, 2012	45
For the Year Ended December 31, 2011	43
For the Year Ended December 31, 2010	57	(A)

(A)	During the year ended December 31, 2010, the Fund incurred $89.7 million in purchases associated with the transition of assets from Hartford SmallCap Value HLS Fund, which merged into the Fund on July 30, 2010. These purchases were excluded from the portfolio turnover calculation.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap Value HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap Value HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

23

Hartford MidCap Value HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

24

Hartford MidCap Value HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

25

Hartford MidCap Value HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford MidCap Value HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$994.30	$4.22	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class IB	$1,000.00	$992.80	$5.48	$1,000.00	$1,019.71	$5.55	1.09	184	365

27

Hartford MidCap Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap Value HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

28

Hartford MidCap Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

29

Hartford MidCap Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that certain factors were identified by HFMC as having had a potential impact on the negotiation of the Fund’s sub-advisory fee levels. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

30

Hartford MidCap Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services.

The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

Hartford MidCap Value HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”) but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-MCV14 2-15 113548-4 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD SMALL COMPANY HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Small Company HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Small Company HLS Fund inception 08/09/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Small Company IA	7.07%	16.48%	10.05%
Small Company IB	6.85%	16.19%	9.78%
Russell 2000 Growth Index	5.60%	16.80%	8.54%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.71% and 0.96%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

For additional information regarding the prior performance history of the Fund, please see the section entitled "Performance Notes" in the Fund's prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Small Company HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Research Analyst
Mammen Chally, CFA	Jamie A. Rome, CFA
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Small Company HLS Fund returned 7.07% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 5.60% for the same period. The Fund also outperformed the 1.89% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels.

Large cap stocks (+14%) outperformed small cap stocks (+5%) during the period, as measured by the S&P 500 and Russell 2000 Indices, respectively. Value (+13%) stocks modestly outperformed Growth (+12%) stocks during the period, as measured by the Russell 3000 Value and Russell 3000 Growth Indices. Six of the ten sectors in the Russell 2000 Growth Index had positive returns during the period. Healthcare (+20%), Consumer Staples (+15%), and Information Technology (+8%) performed best, while Energy (-34%) and Utilities (-8%) lagged the broader index.

Stock selection was the main driver of relative outperformance versus the Russell 2000 Growth Index, primarily due to strong selection within the Consumer Discretionary, Energy, and Industrials sectors. This was partially offset by weaker selection in the Information Technology sector. Sector allocation contributed modestly to relative returns, primarily due to an underweight to the Energy sector which offset the negative impacts of an underweight allocation to the Healthcare sector.

Top contributors to relative performance during the period included Mobileye NV (Information Technology), Athlon Energy (Energy), and WhiteWave Foods (Consumer Staples). Shares of Mobileye NV, a manufacturer of Advanced Driver Assistance System (ADAS) that makes cars safer and easier to drive, rose during the period as investors viewed the company as an exciting investment opportunity in a rapidly growing industry. Shares of Athlon Energy, an exploration and production company within the Permian Basin, rose during the period after the company reported in-line quarterly results and progress in their drilling efforts, which were favorably received by investors. In addition, shares surged after Encana announced it would acquire Athlon Energy for a substantial premium. We exited the stock shortly after the acquisition announcement. Shares of WhiteWave Foods, a leader in the organic foods and plant-based beverage industries, outperformed during the period based on solid trends in revenue and earnings growth. We originally invested in the stock because the company is a key player in a long-term consumer trend of rising preference for organic food; we eliminated the position based on strong performance. DexCom (Healthcare) contributed to absolute returns during the period.

Top detractors from relative returns during the period included Intermune (Healthcare), Web.com Group (Information Technology), and Zulily (Consumer Discretionary). Shares of Intermune, a U.S.-based biotechnology company, rose during the period after it was announced that Roche was buying the company for a reported $8.3 billion. Not owning the strong-performing Russell 2000 Growth Index constituent detracted from returns during the period. Shares of Web.com Group, a global domain name registrar, fell during the

3

Hartford Small Company HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

period after Google announced it had entered the domain registration industry, a move investors viewed as detrimental to Web.com’s business. Shares of Zulily, an online retailer, fell during the period due to earnings results that fell below investor expectations. Financial Engines (Financials) and FleetMatics Group (Information Technology) detracted from absolute returns during the period.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

As we enter 2015, the market is full of uncertainties. While we believe that falling energy prices will have the most immediate effect within the Energy sector itself, it remains to be seen how widely the impact will be felt. The termination of quantitative easing programs may ultimately lead to higher interest rates, but the timing and pace of those rises are yet to be determined. In our opinion, Europe continues to be weak, and the outlook for China is mixed. We are working to “peel back the layers” to understand the true risk/reward prospects for each stock in this highly complex market environment subject to policy uncertainty, social issues, and macroeconomic dynamics. With growth that appears to be increasingly elusive, we are placing a premium on stocks in companies that can grow in any environment.

The Fund ended the period most overweight the Industrials, Information Technology, and Financials sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight the Healthcare, Consumer Staples, and Energy sectors relative to the Russell 2000 Growth Index.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.7%
Consumer Staples	1.4
Energy	1.9
Financials	9.9
Health Care	17.4
Industrials	22.0
Information Technology	25.7
Materials	3.5
Services	0.2
Utilities	0.1
Total	97.8%
Short-Term Investments	2.0
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.9%
	Automobiles and Components - 0.6%
27	Dana Holding Corp.	$591
165	Gentherm, Inc. ●	6,054
8	Standard Motor Products, Inc.	302
17	Tenneco Automotive, Inc. ●	959
1	Tesla Motors, Inc. ●	130
		8,036
	Banks - 1.6%
5	Bank of Marin Bancorp	264
28	Blue Hills Bancorp, Inc. ●	382
29	Clifton Bancorp, Inc.	400
48	EverBank Financial Corp.	922
28	First Merchants Corp.	647
27	Flushing Financial Corp.	557
12	Great Western Bancorp, Inc. ●	282
15	Heritage Financial Corp.	256
13	Home Loan Servicing Solutions Ltd.	250
52	MGIC Investment Corp. ●	483
353	PacWest Bancorp	16,055
1	Sandy Spring Bancorp, Inc.	24
15	Trico Bancshares	373
17	Wintrust Financial Corp.	789
3	WSFS Financial Corp.	249
		21,933
	Capital Goods - 14.2%
10	A.O. Smith Corp.	576
23	AAON, Inc.	509
14	Aceto Corp.	308
148	Acuity Brands, Inc.	20,743
435	AECOM Technology Corp. ●	13,204
3	Alamo Group, Inc.	129
537	Altra Industrial Motion Corp.	15,249
343	Applied Industrial Technologies, Inc.	15,643
214	Astronics Corp. ●	11,855
2	Astronics Corp. Class B	136
12	AZZ, Inc.	570
12	CAI International, Inc. ●	276
2	Carlisle Cos., Inc.	199
11	Chart Industries, Inc. ●	387
3	Crane Co.	196
543	DigitalGlobe, Inc. ●	16,816
5	EMCOR Group, Inc.	237
5	Esterline Technologies Corp. ●	510
342	Generac Holdings, Inc. ●	15,991
9	H & E Equipment Services, Inc.	239
641	HD Supply Holdings, Inc. ●	18,900
11	Heico Corp.	693
14	Insteel Industries, Inc.	319
9	Lennox International, Inc.	820
14	Luxfer Holdings plc	208
9	Lydall, Inc. ●	286
247	Masonite International Corp. ●	15,175
127	Moog, Inc. Class A ●	9,387
11	NN, Inc.	236
541	Orbital Sciences Corp. ●	14,550
5	Polypore International, Inc. ●	259
114	Teledyne Technologies, Inc. ●	11,755
8	Textainer Group Holdings Ltd.	276
30	Titan International, Inc.	321
10	Toro Co.	620
188	Watts Water Technologies, Inc.	11,896
		199,474
	Commercial and Professional Services - 2.8%
14	Deluxe Corp.	890
10	Exponent, Inc.	800
13	Gategroup Holding AG	367
19	GP Strategies Corp. ●	643
29	Heritage Crystal Clean, Inc. ●	354
19	On Assignment, Inc. ●	640
530	Trinet Group, Inc. ●	16,579
383	TrueBlue, Inc. ●	8,525
172	Wageworks, Inc. ●	11,097
		39,895
	Consumer Durables and Apparel - 3.3%
15	Arctic Cat, Inc.	533
8	iRobot Corp. ●	282
428	Kate Spade & Co. ●	13,697
14	LGI Homes, Inc. ●	203
11	M/I Schottenstein Homes, Inc. ●	263
24	New Home (The) Co., Inc. ●	350
8	Oxford Industries, Inc.	414
2,514	Samsonite International S.A.	7,450
110	Skechers USA, Inc. Class A ●	6,102
813	Standard-Pacific Corp. ●	5,929
23	Steven Madden Ltd. ●	747
18	Taylor Morrison Home Corp. ●	334
364	Vince Holding Corp. ●	9,528
		45,832
	Consumer Services - 4.9%
298	Bloomin' Brands, Inc. ●	7,388
11	Brinker International, Inc.	667
59	Buffalo Wild Wings, Inc. ●	10,571
34	Del Frisco's Restaurant Group, Inc. ●	809
743	Diamond Resorts International, Inc. ●	20,741
29	Ignite Restaurant Group, Inc. ●	232
11	Marriott Vacations Worldwide Corp.	783
95	Panera Bread Co. Class A ●	16,575
136	Red Robin Gourmet Burgers, Inc. ●	10,466
		68,232
	Diversified Financials - 3.8%
9	Alaris Royalty Corp.	275
10	Evercore Partners, Inc.	500
155	Financial Engines, Inc.	5,670
466	HFF, Inc.	16,738
5	Marcus & Millichap, Inc. ●	167
731	Platform Specialty Products Corp. ●	16,966
4	PRA Group, Inc. ●	258
22	Regional Management Corp. ●	345
504	Wisdomtree Investment, Inc. ●	7,902
348	WL Ross Holding Corp. ●	3,990
		52,811
	Energy - 1.9%
55	Abraxas Petroleum Corp. ●	161
12	C&J Energy Services, Inc. ●	163
1	Contango ORE, Inc. ●	39
168	Diamondback Energy, Inc. ●	10,056
14	Forum Energy Technologies, Inc. ●	286
21	Jones Energy, Inc. ●	238
121	Karoon Gas Australia Ltd. ●	237
12	PBF Energy, Inc.	312

The accompanying notes are an integral part of these financial statements.

5

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.9% - (continued)
	Energy - 1.9% - (continued)
12	Rosetta Resources, Inc. ●	$270
194	RPC, Inc.	2,528
446	RSP Permian, Inc. ●	11,225
52	Superior Drilling Products I ●	215
21	Synergy Resources Corp. ●	261
		25,991
	Food and Staples Retailing - 0.2%
14	Casey's General Stores, Inc.	1,284
8	Diplomat Pharmacy, Inc. ●	212
25	Natural Grocers by Vitamin Cottage, Inc. ●	700
7	PriceSmart, Inc.	626
		2,822
	Food, Beverage and Tobacco - 0.7%
12	Darling Ingredients, Inc. ●	227
23	Diamond Foods, Inc. ●	654
14	Freshpet, Inc. ●	231
687	Sunopta, Inc. ●	8,144
11	TreeHouse Foods, Inc. ●	960
		10,216
	Health Care Equipment and Services - 9.3%
268	Acadia Healthcare Co., Inc. ●	16,411
8	Anika Therapeutics, Inc. ●	311
2	Atrion Corp.	556
30	CareTrust REIT, Inc. ●	372
15	Corvel Corp. ●	540
10	Cyberonics, Inc. ●	556
402	Dexcom, Inc. ●	22,127
459	Endologix, Inc. ●	7,018
7	Ensign Group, Inc.	304
463	Envision Healthcare Holdings ●	16,060
298	Examworks Group, Inc. ●	12,375
49	Globus Medical, Inc. ●	1,167
26	HealthSouth Corp.	1,007
178	Heartware International, Inc. ●	13,071
9	ICU Medical, Inc. ●	742
359	Insulet Corp. ●	16,536
4	MEDNAX, Inc. ●	258
8	Natus Medical, Inc. ●	305
19	Omnicell, Inc. ●	634
17	Team Health Holdings ●	992
19	U.S. Physical Therapy, Inc.	785
29	Vascular Solutions, Inc. ●	774
657	Veeva Systems, Inc. ●	17,364
9	Wellcare Health Plans, Inc. ●	745
		131,010
	Household and Personal Products - 0.5%
23	Prestige Brands Holdings, Inc. ●	803
72	Spectrum Brands Holdings, Inc.	6,866
		7,669
	Insurance - 0.8%
17	Amerisafe, Inc.	728
393	Assured Guaranty Ltd.	10,203
27	James River Group Holdings Ltd. ●	607
4	Phoenix Cos., Inc. ●	261
		11,799
	Materials - 3.5%
12	Advanced Emissions Solutions, Inc. ●	273
11	Cabot Corp.	475
82	Eagle Materials, Inc.	6,199
1,330	Graphic Packaging Holding Co. ●	18,108
3	Haynes International, Inc.	136
1,069	Headwaters, Inc. ●	16,020
165	KapStone Paper & Packaging Corp. ●	4,825
20	Myers Industries, Inc.	348
30	New Gold, Inc. ●	129
57	Omnova Solutions, Inc. ●	464
29	Orion Engineered Carbons S. A. ●	492
8	Philbro Animal Health Corp.-A	259
24	PolyOne Corp.	902
12	Silgan Holdings, Inc.	643
		49,273
	Media - 2.3%
596	Imax Corp. ●	18,401
196	Shutterstock, Inc. ●	13,509
104	Speed Commerce, Inc. ●	320
		32,230
	Pharmaceuticals, Biotechnology and Life Sciences - 8.1%
20	Acorda Therapeutics, Inc. ●	815
193	Aerie Pharmaceuticals, Inc. ●	5,629
68	Agios Pharmaceuticals, Inc. ●	7,613
17	Albany Molecular Research, Inc. ●	275
16	Alkermes plc ●	947
97	Alnylam Pharmaceuticals, Inc. ●	9,457
312	Anacor Pharmaceuticals, Inc. ●	10,067
89	Arena Pharmaceuticals, Inc. ●	308
—	Bellicum Pharmaceuticals, Inc. ●	4
712	BioCryst Pharmaceuticals, Inc. ●	8,659
32	Bruker Corp. ●	629
39	Cara Therapeutics, Inc. ●	391
119	Cepheid, Inc. ●	6,424
17	Dicerna Pharmaceuticals, Inc. ●	275
17	Five Prime Therapeutics, Inc. ●	459
17	Glycomimetics, Inc. ●	122
16	Hyperion Therapeutics, Inc. ●	379
179	Intersect ENT, Inc. ●	3,314
412	Ironwood Pharmaceuticals, Inc. ●	6,311
26	Medicines Co. ●	715
416	NPS Pharmaceuticals, Inc. ●	14,885
15	PAREXEL International Corp. ●	837
339	Portola Pharmaceuticals, Inc. ●	9,603
219	PTC Therapeutics, Inc. ●	11,321
3	Puma Biotechnology, Inc. ●	614
327	Tesaro, Inc. ●	12,168
51	Trevana, Inc. ●	305
8	Ultragenyx Pharmaceutical, Inc. ●	335
67	Xenoport, Inc. ●	588
11	Zafgen, Inc. ●	339
		113,788
	Real Estate - 3.7%
11	Altisource Residential Corp.	217
32	Arbor Realty Trust	219
25	Armada Hoffler Properties, Inc.	237
14	Coresite Realty Corp. REIT	541
570	Kennedy-Wilson Holdings, Inc.	14,409
24	Medical Properties Trust, Inc. REIT	335
773	Paramount Group, Inc.	14,366
226	Pebblebrook Hotel Trust REIT	10,326
21	Ramco-Gershenson Properties Trust REIT	385
12	Stag Industrial, Inc. REIT	303
21	Summit Hotel Properties, Inc. REIT	259

The accompanying notes are an integral part of these financial statements.

6

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.9% - (continued)
	Real Estate - 3.7% - (continued)
44	Sunstone Hotel Investors, Inc. REIT	$722
89	Zillow, Inc. ●	9,402
		51,721
	Retailing - 4.2%
5,016	Allstar Co. ⌂●†	5,183
13	Core-Mark Holding Co., Inc.	833
259	CST Brands, Inc.	11,299
4	Destination Maternity Corp.	58
20	DSW, Inc.	736
18	Express, Inc. ●	270
10	Finish Line (The), Inc.	249
18	Five Below, Inc. ●	734
175	HSN, Inc.	13,272
51	Pier 1 Imports, Inc.	780
14	Shoe Carnival, Inc.	371
105	Tory Burch LLC ⌂●†	6,209
441	Tuesday Morning Corp. ●	9,568
17	Wayfair, Inc. ●	329
416	Zulily, Inc. ●	9,744
		59,635
	Semiconductors and Semiconductor Equipment - 2.7%
32	Exar Corp. ●	326
292	Freescale Semiconductor Holdings Ltd. ●	7,367
18	Inphi Corp. ●	327
15	Integrated Silicon Solution, Inc.	256
24	Nanometrics, Inc. ●	406
214	Power Integrations, Inc.	11,055
23	Rambus, Inc. ●	259
15	SunEdison Semiconductor Ltd. ●	284
531	SunEdison, Inc. ●	10,364
287	SunPower Corp. ●	7,410
11	Ultratech Stepper, Inc. ●	213
		38,267
	Software and Services - 17.0%
19	Aspen Technology, Inc. ●	675
22	Bankrate, Inc. ●	270
7	CACI International, Inc. Class A ●	641
32	Carbonite, Inc. ●	458
13	Cass Information Systems, Inc.	682
425	Constant Contact, Inc. ●	15,590
70	CoStar Group, Inc. ●	12,825
10	CSG Systems International, Inc.	253
9	Cvent, Inc. ●	257
196	DealerTrack Technologies, Inc. ●	8,707
170	Demandware, Inc. ●	9,806
4	Digimarc Corp.	108
28	Ellie Mae, Inc. ●	1,138
152	Envestnet, Inc. ●	7,447
15	ePlus, Inc. ●	1,171
31	Everyday Health, Inc. ●	463
35	Exlservice Holdings, Inc. ●	995
13	Fair Isaac, Inc.	954
64	Five9, Inc. ●	285
288	Fleetmatics Group Ltd. ●	10,211
52	Global Cash Access, Inc. ●	371
254	Heartland Payment Systems, Inc.	13,728
143	Hubspot, Inc. ●	4,799
21	j2 Global, Inc.	1,296
28	Kofax Ltd. ●	199
26	Manhattan Associates, Inc. ●	1,077
58	Marchex, Inc.	268
417	Marketo, Inc. ●	13,634
296	Markit Ltd. ●	7,826
200	MAXIMUS, Inc.	10,991
45	Model N, Inc. ●	477
14	Netscout Systems, Inc. ●	510
35	New Relic, Inc. ●	1,208
14	Nuance Communications, Inc. ●	199
21	Perficient, Inc. ●	398
25	PTC, Inc. ●	926
6	Q2 Holdings, Inc. ●	115
14	Qualys, Inc. ●	515
39	Sapient Corp. ●	960
13	SeaChange International, Inc. ●	82
14	Solera Holdings, Inc.	733
32	Tangoe, Inc. ●	411
7	Textura Corp. ●	204
612	TrueCar, Inc. ●	14,016
173	Tyler Corp. ●	18,979
334	Verint Systems, Inc. ●	19,467
397	Virtusa Corp. ●	16,524
14	WebMD Health Corp. ●	540
112	WEX, Inc. ●	11,088
643	WNS Holdings Ltd. ADR ●	13,276
180	Yelp, Inc. ●	9,877
88	Zix Corp. ●	318
		237,948
	Technology Hardware and Equipment - 5.1%
107	Arista Networks, Inc. ●	6,480
28	Aruba Networks, Inc. ●	504
27	Calix, Inc. ●	269
20	CDW Corp. of Delaware	689
14	Ciena Corp. ●	263
401	Cognex Corp. ●	16,553
9	FEI Co.	774
37	Mitel Networks Corp. ●	400
756	Mobileye N.V. ⌂●†	30,184
335	Nimble Storage, Inc. ●	9,217
140	ParkerVision, Inc. ●	127
215	Ubiquiti Networks, Inc.	6,386
		71,846
	Telecommunication Services - 0.0%
9	Shenandoah Telecommunications Co.	272

	Transportation - 4.6%
35	Celadon Group, Inc.	792
213	Landstar System, Inc.	15,423
17	Marten Transport Ltd.	368
203	Old Dominion Freight Line, Inc. ●	15,783
5	Park-Ohio Holdings Corp.	321
151	Spirit Airlines, Inc. ●	11,388
686	Swift Transportation Co. ●	19,640
1,069	Telogis, Inc. ⌂●†	535
		64,250
	Utilities - 0.1%
4	ALLETE, Inc.	235
9	Pattern Energy Group, Inc.	214

The accompanying notes are an integral part of these financial statements.

7

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 95.9% - (continued)
	Utilities - 0.1% - (continued)
18	Spark Energy, Inc. ●		$254
			703
	Total Common Stocks
	( Cost $1,159,561)		$1,345,653

Preferred Stocks - 1.9%
	Consumer Durables and Apparel - 0.4%
170	Cloudera, Inc. ⌂●†		$5,049
4	William Lyon Homes, Inc. ●		408
			5,457
	Pharmaceuticals, Biotechnology and Life Sciences - 0.0%
92	Sancilio & Co., Inc. ⌂●†		314

	Software and Services - 0.7%
1,394	Apigee Corp. ⌂●†		4,600
207	Nutanix, Inc. ⌂●†		2,494
157	Veracode, Inc. ⌂●†		3,364
			10,458
	Technology Hardware and Equipment - 0.2%
197	Pure Storage, Inc. ⌂●†		2,788

	Telecommunication Services - 0.2%
133	DocuSign, Inc. ⌂●†		2,170
			2,170
	Transportation - 0.4%
1,456	Telogis, Inc. ⌂●†		5,840

	Total Preferred Stocks
	(Cost $20,989)		$27,027

	Total Long-Term Investments
	(Cost $1,180,550)		$1,372,680

Short-Term Investments - 2.0%
Repurchase Agreements - 2.0%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $27, collateralized by U.S. Treasury Note 0.75%, 2018, value of $27)
$27	0.05%, 12/31/2014		$27
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $136, collateralized by U.S. Treasury Note 2.50%, 2024, value of $139)
136	0.07%, 12/31/2014		136
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$3,556, collateralized by U.S. Treasury Bond
3.88% - 5.25%, 2029 - 2040, U.S. Treasury Note
	0.25% - 4.63%, 2015 - 2022, value of $3,627)
3,556	0.06%, 12/31/2014		3,556
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$1,549, collateralized by FHLMC 2.00% -
5.50%, 2019 - 2044, FNMA 2.00% - 4.00%,
2024 - 2042, GNMA 3.00%, 2043, U.S. Treasury
	Bill 0.07%, 2015, value of $1,580)
1,549	0.07%, 12/31/2014		1,549
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$3,808, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88%
	- 2.00%, 2017 - 2020, value of $3,884)
3,808	0.05%, 12/31/2014		3,808
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $6,806, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $6,942)
6,806	0.06%, 12/31/2014		6,806
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,105, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00% -
9.50%, 2015 - 2049, GNMA 2.50% - 10.00%,
	2016 - 2055, value of $1,127)
1,105	0.12%, 12/31/2014		1,105
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $290, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $296)
290	0.07%, 12/31/2014		290
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$3,238, collateralized by U.S. Treasury Bond
8.75%, 2020, U.S. Treasury Note 0.25% -
	2.88%, 2015 - 2022, value of $3,303)
3,238	0.07%, 12/31/2014		3,238
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $6,935, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $7,074)
6,935	0.08%, 12/31/2014		6,935
			27,450
	Total Short-Term Investments
	(Cost $27,450)		$27,450

	Total Investments
	(Cost $1,208,000) ▲	99.8%	$1,400,130
	Other Assets and Liabilities	0.2%	3,202
	Total Net Assets	100.0%	$1,403,332

The accompanying notes are an integral part of these financial statements.

8

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $1,213,422 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$229,469
Unrealized Depreciation	(42,761)
Net Unrealized Appreciation	$186,708

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $68,730, which represents 4.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	5,016	Allstar Co.	$2,182
04/2014	1,394	Apigee Corp. Preferred	4,056
02/2014	170	Cloudera, Inc. Preferred	2,475
02/2014	133	DocuSign, Inc. Preferred	1,753
08/2013	756	Mobileye N.V.	5,273
08/2014	207	Nutanix, Inc. Preferred	2,772
04/2014	197	Pure Storage, Inc. Preferred	3,098
05/2014	92	Sancilio & Co., Inc. Preferred	349
09/2013	1,456	Telogis, Inc. Preferred	3,206
09/2013	1,069	Telogis, Inc.	2,119
11/2013	105	Tory Burch LLC	8,228
08/2014	157	Veracode, Inc. Preferred	2,900

At December 31, 2014, the aggregate value of these securities was $68,730, which represents 4.9% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability

CAD	Sell	01/02/2015	UBS	$18	$18	$–	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,345,653	$1,295,488	$8,054	$42,111
Preferred Stocks	27,027	408	–	26,619
Short-Term Investments	27,450	–	27,450	–
Total	$1,400,130	$1,295,896	$35,504	$68,730
Liabilities:
Foreign Currency Contracts *	$–	$–	$–	$–
Total	$–	$–	$–	$–

♦	For the year ended December 31, 2014, investments valued at $475 were transferred from Level 1 to Level 2, and investments valued at $208 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2014
Assets:
Common Stocks	$26,780	$767	$15,966	†	$—	$—	$(2,536)	$1,134	$—	$42,111
Preferred Stocks	2,885	—	6,331	‡	—	17,403	—	—	—	26,619
Total	$29,665	$767	$22,297		$—	$17,403	$(2,536)	$1,134	$—	$68,730

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $16,113.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $6,331.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

11

Hartford Small Company HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,208,000)	$1,400,130
Cash	265
Receivables:
Investment securities sold	18,732
Fund shares sold	2,598
Dividends and interest	283
Other assets	—
Total assets	1,422,008
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	5,267
Fund shares redeemed	13,122
Investment management fees	212
Distribution fees	7
Accrued expenses	68
Total liabilities	18,676
Net assets	$1,403,332
Summary of Net Assets:
Capital stock and paid-in-capital	$959,524
Undistributed net investment income	—
Accumulated net realized gain	251,678
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	192,130
Net assets	$1,403,332
Shares authorized	1,500,000
Par value	$0.001
Class IA: Net asset value per share	$23.33
Shares outstanding	54,843
Net assets	$1,279,533
Class IB: Net asset value per share	$22.24
Shares outstanding	5,566
Net assets	$123,799

The accompanying notes are an integral part of these financial statements.

12

Hartford Small Company HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$5,036
Interest	11
Less: Foreign tax withheld	(31)
Total investment income, net	5,016

Expenses:
Investment management fees	9,756
Transfer agent fees	7
Distribution fees - Class IB	330
Custodian fees	14
Accounting services fees	173
Board of Directors' fees	37
Audit fees	23
Other expenses	189
Total expenses (before fees paid indirectly)	10,529
Commission recapture	(79)
Custodian fee offset	—
Total fees paid indirectly	(79)
Total expenses, net	10,450
Net Investment Loss	(5,434)

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	260,702
Net realized gain on futures contracts	8
Net realized gain on foreign currency contracts	51
Net realized loss on other foreign currency transactions	(48)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	260,713

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(161,617)
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(161,617)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	99,096
Net Increase in Net Assets Resulting from Operations	$93,662

The accompanying notes are an integral part of these financial statements.

13

Hartford Small Company HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment loss	$(5,434)	$(4,239)
Net realized gain on investments, other financial instruments and foreign currency transactions	260,713	258,213
Net unrealized appreciation (depreciation) of investments	(161,617)	244,341
Net Increase in Net Assets Resulting from Operations	93,662	498,315
Distributions to Shareholders:
From net investment income
Class IA	—	(1,038)
Total from net investment income	—	(1,038)
From net realized gain on investments
Class IA	(226,747)	(89,056)
Class IB	(23,621)	(9,991)
Total from net realized gain on investments	(250,368)	(99,047)
Total distributions	(250,368)	(100,085)
Capital Share Transactions:
Class IA
Sold	174,343	161,148
Issued on reinvestment of distributions	226,747	90,094
Redeemed	(335,078)	(383,841)
Total capital share transactions	66,012	(132,599)
Class IB
Sold	16,295	27,421
Issued on reinvestment of distributions	23,621	9,991
Redeemed	(42,502)	(49,914)
Total capital share transactions	(2,586)	(12,502)
Net increase (decrease) from capital share transactions	63,426	(145,101)
Net Increase (Decrease) in Net Assets	(93,280)	253,129
Net Assets:
Beginning of period	1,496,612	1,243,483
End of period	$1,403,332	$1,496,612
Undistributed (distributions in excess of) net investment income	$—	$(134)
Shares:
Class IA
Sold	6,961	6,827
Issued on reinvestment of distributions	10,087	3,820
Redeemed	(13,472)	(16,433)
Total share activity	3,576	(5,786)
Class IB
Sold	674	1,220
Issued on reinvestment of distributions	1,101	439
Redeemed	(1,777)	(2,236)
Total share activity	(2)	(577)

The accompanying notes are an integral part of these financial statements.

14

Hartford Small Company HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford Small Company HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are Steven C. Angeli (91%), Mammen Chally (7%) and Jamie A. Rome (2%). The portfolio management team also includes Mario E. Abularach and Stephen Mortimer. The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

15

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements."

16

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at December 31, 2014
Assets:
Common Stocks
Intrinsic value Δ	Parity to underlying security Э	$39.95	$30,184
Model Δ	Enterprise Value/ Last Twelve Months EBITDA	7.32x to 8.86x	5,183
Model Δ	Enterprise Value/Estimated 2014 Revenue ♠ Э	1.20x to 5.20x	535
Target Event Δ	Recent private transaction price Э	$59.14	6,209
	Date	12/22/2014
Preferred Stocks
Cost Δ	Recent trade price	$3.40 - $14.15 ($12.62)	5,596
	Date	4/16/2014 - 8/25/2014
Model Δ	Enterprise Value/Estimated 2014 Revenue ♠ Э	1.20x to 5.20x	5,840
Model Δ	Enterprise Value/Estimated 2014 Revenue	8.20x to 14.30x	7,964
Model Δ	Enterprise Value/Estimated 2015 Revenue	6.59x to 12.30x	2,170
Target Event Δ	Recent private transaction price	$29.70	5,049
	Date	12/31/2014
Total			$68,730

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
Δ	Includes illiquidity discount of 10%.
♠	The Option Pricing Method ("OPM") is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:
Volatility - 55.0%
Term to Liquidity Event - 1.0 years
Risk-free rate - 0.23%
Э	This represents a change in methodology from prior year for this investment.

17

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal

18

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

19

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund had no outstanding futures contracts as of December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$—	$—	$—	$8	$—	$—	$8
Net realized gain on foreign currency contracts	—	51	—	—	—	—	51
Total	$—	$51	$—	$8	$—	$—	$59

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

The derivatives held by the Fund as of December 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value

20

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$92,815	$1,351
Long-Term Capital Gains*	157,553	98,734

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$48,169
Undistributed Long-Term Capital Gain	208,931
Unrealized Appreciation*	186,708
Total Accumulated Earnings	$443,808

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

21

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$5,568
Accumulated Net Realized Gain (Loss)	(5,568)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

22

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund,  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.70%
Class IB	0.95

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

23

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,290,636	$—	$1,290,636
Sales Proceeds	1,500,858	—	1,500,858

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

24

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

25

Hartford Small Company HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$26.43	$(0.09)	$1.78	$1.69	$–	$(4.79)	$(4.79)	$23.33	7.07%	$1,279,533	0.71%	0.71%	(0.35)%
IB	25.46	(0.15)	1.72	1.57	–	(4.79)	(4.79)	22.24	6.85	123,799	0.96	0.96	(0.60)

For the Year Ended December 31, 2013
IA	$19.74	$(0.07)	$8.60	$8.53	$(0.02)	$(1.82)	$(1.84)	$26.43	44.38%	$1,354,821	0.71%	0.71%	(0.29)%
IB	19.06	(0.12)	8.34	8.22	–	(1.82)	(1.82)	25.46	44.28	141,791	0.96	0.96	(0.54)

For the Year Ended December 31, 2012 (D)
IA	$17.07	$0.03	$2.64	$2.67	$–	$–	$–	$19.74	15.64%	$1,126,350	0.72%	0.72%	0.16%
IB	16.56	(0.03)	2.53	2.50	–	–	–	19.06	15.10	117,133	0.97	0.97	(0.13)

For the Year Ended December 31, 2011 (D)
IA	$17.66	$(0.02)	$(0.57)	$(0.59)	$–	$–	$–	$17.07	(3.36)%	$1,090,883	0.71%	0.71%	(0.13)%
IB	17.18	(0.09)	(0.53)	(0.62)	–	–	–	16.56	(3.62)	155,970	0.96	0.96	(0.38)

For the Year Ended December 31, 2010 (D)
IA	$14.23	$(0.01)	$3.44	$3.43	$–	$–	$–	$17.66	24.13%	$1,180,045	0.73%	0.73%	(0.08)%
IB	13.88	(0.06)	3.36	3.30	–	–	–	17.18	23.83	212,281	0.98	0.98	(0.33)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	90%
For the Year Ended December 31, 2013	96
For the Year Ended December 31, 2012	110
For the Year Ended December 31, 2011	99
For the Year Ended December 31, 2010	171

26

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small Company HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small Company HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

27

Hartford Small Company HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

28

Hartford Small Company HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

29

Hartford Small Company HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

Hartford Small Company HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,023.80	$3.62	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class IB	$1,000.00	$1,022.70	$4.89	$1,000.00	$1,020.37	$4.89	0.96	184	365

31

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small Company HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

32

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the

33

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

34

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford Small Company HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-Cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
a) management;
b) use; and
c) protection;
of Personal Information.

This notice describes how we collect, disclose, and protect
Personal Information.

We collect Personal Information to:
a) service your Transactions with us; and
b) support our business functions.

We may obtain Personal Information from:
a) You;
b) your Transactions with us; and
c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:
a) your name;
b) your address;
c) your income;
d) your payment; or
e) your credit history;
may be gathered from sources such as applications,
Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a) our insurance companies;
b) our employee agents;
c) our brokerage firms; and
d) our administrators.

As allowed by law, we may share Personal Financial
Information with our affiliates to:
a) market our products; or
b) market our services;
to You without providing You with an option to prevent these disclosures.	We may also share Personal Information, only as allowed
by law, with unaffiliated third parties including:
a) independent agents;
b) brokerage firms;
c) insurance companies;
d) administrators; and
e) service providers;
who help us serve You and service our business.

When allowed by law, we may share certain Personal
Financial Information with other unaffiliated third parties
who assist us by performing services or functions such as:
a) taking surveys;
b) marketing our products or services; or
c) offering financial products or services under a joint
agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some
of the pages You visit through the use of:
a) cookies;
b) pixel tagging; or
c) other technologies;
and currently do not process or comply with any web
browser’s “do not track” signal or similar mechanism that
indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial
Information with anyone for purposes unrelated to our
business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in
the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a) the confidentiality; and
b) the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information
include:
a) secured files;
b) user authentication;
c) encryption;
d) firewall technology; and
e) the use of detection software.

We are responsible for and must:
a) identify information to be protected;
b) provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to
discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.	As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

Personal Health Information means health information
such as:
a) your medical records; or
b) information about your illness, disability or injury.

Personal Information means information that identifies
You personally and is not otherwise available to the public.
It includes:
a) Personal Financial Information; and
b) Personal Health Information.

Transaction means your business dealings with us,
such as:
a) your Application;
b) your request for us to pay a claim; and
c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:
a) asking about;
b) applying for; or
c) obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-SC14    2-15     113551-4             Printed in U.S.A.

HARTFORDFUNDS

HARTFORD STOCK HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Stock HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Stock HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview  12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14) (1) (2)

	1 Year	5 Years	10 Years
Stock IA	11.31%	13.84%	7.43%
Stock IB	11.04%	13.56%	7.17%
Russell 1000 Index	13.24%	15.64%	7.96%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Stock HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Manager

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Stock HLS Fund returned 11.31% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmark, the Russell 1000 Index, which returned 13.24% for the same period. The Fund also underperformed the 11.48% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall equity market performance was positive for the period across all market capitalizations: large cap (+13%), mid cap (+10%), and small cap equities (+5%) all rose, as represented by the Russell 1000, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the twelve-month period, nine of the ten sectors rose within the Russell 1000 Index, led by Utilities (+28%), Healthcare (+26%), and Information Technology (+19%). Energy (-9%) and Telecommunication Services (+2%) lagged on a relative basis.

The Fund’s underperformance versus the Russell 1000 Index was primarily driven by weak security selection within Consumer Staples, Consumer Discretionary, and Healthcare, which offset stronger selection within Industrials and Financials. Sector allocation also detracted from relative returns due primarily to underweight allocations to the Information Technology and Utilities sectors and an overweight allocation to the Energy sector. A modest cash position also detracted in an upward trending market environment.

Stocks that detracted the most from benchmark relative returns during the period were BG Group (Energy), Mattel (Consumer Discretionary), and Apple (Information Technology). Shares of BG Group, a U.K.-based natural gas-focused oil and gas exploration company, fell during the period after the company’s third quarter results fell short of consensus expectation. Shares of Mattel, a worldwide leader in the design, manufacture, and marketing of toys and family products, underperformed during the period as the company recently suffered from deteriorating fundamentals. Shares of Apple, a designer and manufacturer of consumer electronics, software, and computers, hit record-high levels during the period driven by strong demand for iPhone 6 and 6 Plus. Not owning the strong performing Russell 1000 Index constituent detracted from relative returns during the period. Academy CoInvest (Consumer Discretionary) also detracted from performance on an absolute basis.

Top contributors to both absolute and benchmark relative performance during the period included UnitedHealth Group (Healthcare), Lowe’s (Consumer Discretionary), and Lockheed Martin (Industrials). Shares of UnitedHealth Group, a U.S.-based health care benefits and services provider, rose during the period as the company continues to benefit from the Affordable Care Act (ACA). Healthcare reform will mean greater volumes (more people with insurance), which should benefit UnitedHealth as their customer base grows. Reform will also mean that more healthcare policy will focus on value-based evidence of success, which is one of the many areas the technology and services business is focused on. Shares of Lowe’s, a U.S.-based home improvement retailer, rose during the period after the company reported better-than-expected third-quarter earnings results and raised full-year guidance, sending the stock price higher. Shares of Lockheed Martin, a global security and aerospace company, rose during the period after investors continued to show confidence in the company’s F-35 program which some believe is one of the most powerful weapons programs in history.

3

Hartford Stock HLS Fund

Manager Discussion – (continued)

December 31, 2014 (Unaudited)

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

As we look into 2015, our expectation for the year is for more of the same. The global backdrop we have been using for much of the last three years seems intact. In our view, that backdrop includes a relatively healthy U.S., a very messy Europe and a very uncertain China. The difference now is that we believe it’s possible to see how all three of those could change. Or said another way, how all three could be overly discounted in the markets. For example, conditions in the U.S. seem very good (at least relatively), but the U.S. market seems to have more than adequately priced for it. Should the Fed act decisively on either rates or its balance sheet, the market might react strongly as underlying economic performance doesn’t seem sufficiently strong to fight through. The consensus view is that Europe is trouble. While we believe that seems likely true, aggressive action by the European Central Bank might provide enough liquidity to turn the tide and markets. Finally, China is fighting a variety of challenges, the most profound of which, in our view, is a certain slowing of the economy. We believe how that is managed by the Chinese government will be critical.

At the end of the period, our bottom-up investment approach resulted in overweight exposures in Consumer Staples, Industrials, and Healthcare as we continued to find attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the Russell 1000 Index were in Information Technology, Financials, and Utilities.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	14.5
Energy	9.2
Financials	12.9
Health Care	17.8
Industrials	16.3
Information Technology	10.5
Materials	4.2
Utilities	1.1
Total	99.3%
Short-Term Investments	1.1
Other Assets and Liabilities	(0.4)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.3%
	Banks - 3.2%
307	PNC Financial Services Group, Inc.	$27,993
495	Wells Fargo & Co.	27,150
		55,143
	Capital Goods - 11.2%
329	Emerson Electric Co.	20,301
154	General Dynamics Corp.	21,237
329	Honeywell International, Inc.	32,846
232	Lockheed Martin Corp.	44,626
220	Northrop Grumman Corp.	32,441
371	United Technologies Corp.	42,703
		194,154
	Consumer Durables and Apparel - 3.4%
551	Mattel, Inc.	17,052
440	NIKE, Inc. Class B	42,319
		59,371
	Consumer Services - 2.2%
416	McDonald's Corp.	38,999

	Diversified Financials - 1.8%
86	BlackRock, Inc.	30,905

	Energy - 9.2%
2,072	BG Group plc	27,724
378	Chevron Corp.	42,442
496	Enbridge, Inc.	25,500
436	Exxon Mobil Corp.	40,300
274	Schlumberger Ltd.	23,385
		159,351
	Food and Staples Retailing - 4.5%
349	CVS Health Corp.	33,588
517	Wal-Mart Stores, Inc.	44,381
		77,969
	Food, Beverage and Tobacco - 6.1%
282	Anheuser-Busch InBev N.V.	31,742
1,039	Coca-Cola Co.	43,860
1,028	Diageo Capital plc	29,443
		105,045
	Health Care Equipment and Services - 7.7%
549	Cardinal Health, Inc.	44,334
542	Medtronic, Inc.	39,166
498	UnitedHealth Group, Inc.	50,351
		133,851
	Household and Personal Products - 3.9%
458	Colgate-Palmolive Co.	31,678
396	Procter & Gamble Co.	36,105
		67,783
	Insurance - 6.7%
388	ACE Ltd.	44,563
305	Chubb Corp.	31,536
699	Marsh & McLennan Cos., Inc.	40,015
		116,114
	Materials - 4.2%
274	Ecolab, Inc.	28,652
339	Praxair, Inc.	43,959
		72,611
	Media - 1.5%
270	Walt Disney Co.	25,447

	Pharmaceuticals, Biotechnology and Life Sciences - 10.1%
190	Amgen, Inc.	30,313
411	Johnson & Johnson	42,936
738	Merck & Co., Inc.	41,889
732	Pfizer, Inc.	22,801
140	Roche Holding AG	38,014
		175,953
	Real Estate - 1.2%
118	Public Storage REIT	21,751

	Retailing - 5.7%
9,440	Allstar Co. ⌂●†	9,754
556	Lowe's Cos., Inc.	38,254
750	TJX Cos., Inc.	51,405
		99,413
	Software and Services - 10.5%
484	Accenture plc	43,232
498	Automatic Data Processing, Inc.	41,513
105	IBM Corp.	16,913
926	Microsoft Corp.	43,009
847	Oracle Corp.	38,111
		182,778
	Transportation - 5.1%
481	Canadian National Railway Co.	33,108
494	United Parcel Service, Inc. Class B	54,875
		87,983
	Utilities - 1.1%
248	Dominion Resources, Inc.	19,047

	Total Common Stocks
	( Cost $1,290,311)	$1,723,668

	Total Long-Term Investments
	(Cost $1,290,311)	$1,723,668

Short-Term Investments - 1.1%
Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $18, collateralized by U.S. Treasury Note 0.75%, 2018, value of $18)
$18	0.05%, 12/31/2014	$18
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $92, collateralized by U.S. Treasury Note 2.50%, 2024, value of $94)
92	0.07%, 12/31/2014	92
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,393, collateralized by U.S. Treasury Bond
3.88% - 5.25%, 2029 - 2040, U.S. Treasury
Note 0.25% - 4.63%, 2015 - 2022, value of
	$2,441)
2,393	0.06%, 12/31/2014	2,393

The accompanying notes are an integral part of these financial statements.

5

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 1.1% - (continued)
Repurchase Agreements - 1.1% - (continued)
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$1,043, collateralized by FHLMC 2.00% -
5.50%, 2019 - 2044, FNMA 2.00% - 4.00%,
2024 - 2042, GNMA 3.00%, 2043, U.S. Treasury
	Bill 0.07%, 2015, value of $1,064)
$1,043	0.07%, 12/31/2014		$1,043
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,563, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $2,614)
2,563	0.05%, 12/31/2014		2,563
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $4,581, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 -
	2022, value of $4,672)
4,581	0.06%, 12/31/2014		4,581
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $743, collateralized by FHLMC 2.00%
- 10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $758)
743	0.12%, 12/31/2014		743
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $195, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $199)
195	0.07%, 12/31/2014		195
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$2,179, collateralized by U.S. Treasury Bond
8.75%, 2020, U.S. Treasury Note 0.25% -
	2.88%, 2015 - 2022, value of $2,223)
2,179	0.07%, 12/31/2014		2,179
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $4,667, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $4,761)
4,667	0.08%, 12/31/2014		4,667
			18,474
	Total Short-Term Investments
	(Cost $18,474)		$18,474

	Total Investments
	(Cost $1,308,785) ▲	100.4%	$1,742,142
	Other Assets and Liabilities	(0.4)%	(7,253)
	Total Net Assets	100.0%	$1,734,889

The accompanying notes are an integral part of these financial statements.

6

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $1,311,150 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$461,467
Unrealized Depreciation	(30,475)
Net Unrealized Appreciation	$430,992

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $9,754, which represents 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	9,440	Allstar Co.	$4,107

At December 31, 2014, the aggregate value of these securities was $9,754, which represents 0.6% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,723,668	$1,586,991	$126,923	$9,754
Short-Term Investments	18,474	–	18,474	–
Total	$1,742,142	$1,586,991	$145,397	$9,754

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2014
Assets:
Common Stocks	$20,482	$—	$(9,256	)*	$—	$—	$(1,472)	$—	$—	$9,754
Total	$20,482	$—	$(9,256)		$—	$—	$(1,472)	$—	$—	$9,754

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(9,256).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Stock HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,308,785)	$1,742,142
Cash	—
Receivables:
Fund shares sold	375
Dividends and interest	2,897
Total assets	1,745,414
Liabilities:
Payables:
Fund shares redeemed	10,238
Investment management fees	184
Distribution fees	10
Accrued expenses	93
Total liabilities	10,525
Net assets	$1,734,889
Summary of Net Assets:
Capital stock and paid-in-capital	$1,718,705
Undistributed net investment income	1,120
Accumulated net realized loss	(418,233)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	433,297
Net assets	$1,734,889
Shares authorized	4,200,000
Par value	$0.001
Class IA: Net asset value per share	$63.49
Shares outstanding	24,455
Net assets	$1,552,777
Class IB: Net asset value per share	$63.46
Shares outstanding	2,870
Net assets	$182,112

The accompanying notes are an integral part of these financial statements.

9

Hartford Stock HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$41,215
Interest	13
Less: Foreign tax withheld	(704)
Total investment income, net	40,524

Expenses:
Investment management fees	8,387
Transfer agent fees	5
Distribution fees - Class IB	472
Custodian fees	16
Accounting services fees	177
Board of Directors' fees	46
Audit fees	37
Other expenses	222
Total expenses (before fees paid indirectly)	9,362
Commission recapture	(3)
Total fees paid indirectly	(3)
Total expenses, net	9,359
Net Investment Income	31,165

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	146,032
Net realized gain on foreign currency contracts	29
Net realized loss on other foreign currency transactions	(71)
Net Realized Gain on Investments and Foreign Currency Transactions	145,990

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:	8,836
Net unrealized appreciation of investments	8,918
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(82)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	8,836
Net Gain on Investments and Foreign Currency Transactions	154,826
Net Increase in Net Assets Resulting from Operations	$185,991

The accompanying notes are an integral part of these financial statements.

10

Hartford Stock HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$31,165	$33,934
Net realized gain on investments and foreign currency transactions	145,990	160,508
Net unrealized appreciation of investments and foreign currency transactions	8,836	313,072
Net Increase in Net Assets Resulting from Operations	185,991	507,514
Distributions to Shareholders:
From net investment income
Class IA	(28,166)	(30,025)
Class IB	(2,832)	(3,209)
Total distributions	(30,998)	(33,234)
Capital Share Transactions:
Class IA
Sold	22,944	30,364
Issued on reinvestment of distributions	28,166	30,025
Redeemed	(304,218)	(345,934)
Total capital share transactions	(253,108)	(285,545)
Class IB
Sold	1,411	11,893
Issued on reinvestment of distributions	2,832	3,209
Redeemed	(42,954)	(64,391)
Total capital share transactions	(38,711)	(49,289)
Net decrease from capital share transactions	(291,819)	(334,834)
Net Increase (Decrease) in Net Assets	(136,826)	139,446
Net Assets:
Beginning of period	1,871,715	1,732,269
End of period	$1,734,889	$1,871,715
Undistributed (distributions in excess of) net investment income	$1,120	$927
Shares:
Class IA
Sold	382	588
Issued on reinvestment of distributions	439	528
Redeemed	(5,075)	(6,660)
Total share activity	(4,254)	(5,544)
Class IB
Sold	23	231
Issued on reinvestment of distributions	44	56
Redeemed	(719)	(1,242)
Total share activity	(652)	(955)

The accompanying notes are an integral part of these financial statements.

11

Hartford Stock HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford Stock HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee. Class IC shares have not commenced operations as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

12

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

13

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and

15

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$29	$—	$—	$—	$—	$29
Total	$—	$29	$—	$—	$—	$—	$29

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net

16

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$30,998	$33,234

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,120
Accumulated Capital and Other Losses*	(415,868)
Unrealized Appreciation†	430,932
Total Accumulated Earnings	$16,184

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$26
Accumulated Net Realized Gain (Loss)	(26)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

17

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$415,868
Total	$415,868

During the year ended December 31, 2014, the Fund utilized $145,787 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

18

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.50%
Class IB	0.75

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$355,036	$—	$355,036
Sales Proceeds	614,291	—	614,291

19

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

20

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

21

Hartford Stock HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$58.07	$1.07	$5.51	$6.58	$(1.16)	$–	$(1.16)	$63.49	11.31%	$1,552,777	0.50%	0.50%	1.79%
IB	58.04	0.92	5.50	6.42	(1.00)	–	(1.00)	63.46	11.04	182,112	0.75	0.75	1.54

For the Year Ended December 31, 2013
IA	$44.73	$0.99	$13.41	$14.40	$(1.06)	$–	$(1.06)	$58.07	32.25%	$1,667,278	0.51%	0.51%	1.89%
IB	44.71	0.85	13.40	14.25	(0.92)	–	(0.92)	58.04	31.92	204,437	0.76	0.76	1.64

For the Year Ended December 31, 2012 (D)
IA	$39.95	$0.91	$4.83	$5.74	$(0.96)	$–	$(0.96)	$44.73	14.38%	$1,532,116	0.51%	0.51%	1.86%
IB	39.92	0.82	4.81	5.63	(0.84)	–	(0.84)	44.71	14.10	200,153	0.76	0.76	1.61

For the Year Ended December 31, 2011 (D)
IA	$40.98	$0.62	$(1.07)	$(0.45)	$(0.58)	$–	$(0.58)	$39.95	(1.09)%	$1,614,788	0.50%	0.50%	1.37%
IB	40.94	0.51	(1.06)	(0.55)	(0.47)	–	(0.47)	39.92	(1.34)	231,377	0.75	0.75	1.11

For the Year Ended December 31, 2010 (D)
IA	$36.10	$0.44	$4.89	$5.33	$(0.45)	$–	$(0.45)	$40.98	14.80%	$1,980,502	0.50%	0.50%	1.09%
IB	36.06	0.35	4.88	5.23	(0.35)	–	(0.35)	40.94	14.51	300,279	0.75	0.75	0.84

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	20%
For the Year Ended December 31, 2013	27
For the Year Ended December 31, 2012	82
For the Year Ended December 31, 2011	43
For the Year Ended December 31, 2010	77

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Stock HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Stock HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

23

Hartford Stock HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

24

Hartford Stock HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

25

Hartford Stock HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Stock HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,070.10	$2.61	$1,000.00	$1,022.68	$2.55	0.50%	184	365
Class IB	$1,000.00	$1,068.90	$3.91	$1,000.00	$1,021.42	$3.82	0.75	184	365

27

Hartford Stock HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Stock HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

28

Hartford Stock HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board further noted that Donald Kilbride had replaced Steve Irons as the Fund’s portfolio manager in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the

29

Hartford Stock HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

30

Hartford Stock HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

Hartford Stock HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information

such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-S14  2-15      113554-4      Printed in U.S.A.

HARTFORDFUNDS

HARTFORD TOTAL RETURN BOND HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Total Return Bond HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Total Return Bond HLS Fund inception 08/31/1977
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Total Return Bond IA	5.89%	5.26%	4.43%
Total Return Bond IB	5.68%	5.00%	4.17%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.50% and 0.75%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Total Return Bond HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. (L.T.) Hill, III	Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager	Senior Managing Director and Fixed Income Portfolio Manager	Senior Managing Director and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Total Return Bond HLS Fund returned 5.89% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same period. The Fund outperformed the 5.31% average return of the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The bond market produced another year of positive total returns fueled by falling global interest rates amid weakening global growth and persistent geopolitical risks. Falling commodity prices, triggered by oil’s largest annual decline since the financial crisis, pushed inflation lower across the globe, stirring up fears of deflation in some regions. Government bond prices gained amid the flight to quality and expectations that the combination of subpar growth and low inflation would keep central banks’ monetary policy accommodative.

The period was characterized by a divergence of economic performance and monetary policy between the U.S. and the rest of the world. The U.S. economy demonstrated resilience at the same time as growth rates in many world economies slowed significantly. European data in particular disappointed, especially in core countries like Germany, while China continued to face economic struggles from weakening domestic demand and its slumping real estate sector. In Japan, the April sales-tax boost unexpectedly pushed the country into recession in the third quarter.

Globally, most credit spread sectors posted positive absolute returns while performance was mixed relative to duration-equivalent government bonds. In particular, among the weaker fixed income sectors were high yield and bank loans, where spreads widened considerably during the fourth quarter due to falling oil prices and its impact on the energy sector. The outperformance of the U.S. compared to its global counterparts led to rising volatility and a broad U.S.-dollar rally in the currency markets with the U.S. dollar index hitting an eight-year high in December.

The primary drivers of the Fund’s relative underperformance stemmed from its out-of-benchmark allocations to both non-U.S. sovereign debt as well as high yield corporate credit, particularly high yield credit default swap index positions. Additionally, the Fund’s allocation to U.S. TIPS detracted from relative results, as inflation expectations fell meaningfully over the period. On the other hand, the Fund’s out-of-benchmark allocation to non-agency Mortgage Backed Securities (MBS), positioning within agency MBS, and an overweight to Commercial Mortgage Backed Securities (CMBS) were positive contributors to relative performance over the period. Derivatives were also used to manage the duration positioning of the Fund; duration and yield curve positioning were additive to relative returns, particularly a flattening bias in the first quarter and a short duration posture in mid-October. An underweight to investment grade credit, concentrated in Industrials, contributed positively to returns relative to the Barclays U.S. Aggregate Bond Index.

What is the outlook?

We maintain a moderately pro-cyclical risk posture as we see positive economic momentum in the U.S. heading into 2015; however, in our view the global economic backdrop poses risks.

We believe U.S. jobs growth is on solid footing and low oil prices should boost consumption. After posting strong gains in 2014, we expect some slowing in investment spending, particularly in energy. The Federal Open Market Committee appears on track to raise rates in 2015 as long as headline inflation, which is inflation as reported through the Consumer Price Index, holds steady and the labor market continues to improve. At the end of the period, we held a neutral duration posture relative to the Barclays U.S. Aggregate Bond Index. Additionally, we expect more inflation than what we believe is currently priced into the TIPS market; therefore, at the end of the period, we are positioned with a modest out-of-benchmark allocation to TIPS.

We enter 2015 with a positive view on credit overall, based on supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to favor bank loans based on attractive valuations and low default expectations. At the end of the period, we also held BB rated high yield bonds and contingent convertibles (CoCos) of large European banks. Within the securitized sectors, we continue to favor select non-agency residential mortgage-backed securities due to an improving housing market, and high quality collateralized loan obligations (CLOs) because of their compelling valuations. Additionally, we continue to have an overweight to CMBS. On the other hand, we view agency MBS as overvalued; therefore, we are underweight agency MBS pass-throughs. At the end of the period, we also maintained an underweight to investment grade corporates overall, but continued to favor financials and communications issuers. We held a modest allocation to local currency emerging market debt.

3

Hartford Total Return Bond HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

Diversification by Security Type
as of December 31, 2014

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.5%
Corporate Bonds	29.3
Foreign Government Obligations	3.1
Municipal Bonds	1.1
Senior Floating Rate Interests	5.2
U.S. Government Agencies	28.5
U.S. Government Securities	14.4
Total	110.1%
Short-Term Investments	5.5
Purchased Options	0.0
Other Assets and Liabilities	(15.7)
Total	100.0%

Credit Exposure
as of December 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	49.5%
Aa/ AA	13.6
A	7.7
Baa/ BBB	18.7
Ba/ BB	8.3
B	4.9
Caa/ CCC or Lower	4.8
Not Rated	2.6
Non-Debt Securities and Other Short-Term Instruments	5.6
Other Assets and Liabilities	(15.7)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

4

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.5%
	Finance and Insurance - 28.5%
	American Home Mortgage Assets Trust
$2,303	1.05%, 10/25/2046 Δ	$1,672
	American Money Management Corp.
9,180	1.80%, 07/27/2026 ■‡Δ	9,094
	AmeriCredit Automobile Receivables Trust
3,800	2.72%, 09/09/2019	3,865
	Apidos CLO
6,015	1.68%, 01/19/2025 ■‡Δ	5,984
10,915	1.71%, 04/17/2026 ■‡Δ	10,856
	Ares CLO Ltd.
8,836	1.02%, 04/20/2023 ■‡Δ	8,784
10,350	1.76%, 04/17/2026 ■‡Δ	10,304
	Atlas Senior Loan Fund Ltd.
7,610	1.78%, 10/15/2026 ■‡Δ	7,570
4,200	1.81%, 07/16/2026 ■Δ	4,186
	Atrium CDO Corp.
790	1.35%, 07/16/2025 ■Δ	774
3,535	1.99%, 11/16/2022 ■Δ	3,459
	Avalon IV Capital Ltd.
3,980	2.08%, 04/17/2023 ■Δ	3,920
	Avery Point CLO Ltd.
10,050	1.75%, 04/25/2026 ■Δ	10,014
	Babson CLO Ltd.
2,330	1.72%, 07/12/2025 ■Δ	2,318
	Banc of America Commercial Mortgage, Inc.
4,361	5.35%, 09/10/2047 ‡Δ	4,452
7,731	5.45%, 11/10/2042 Δ	7,728
	Banc of America Funding Corp.
824	0.40%, 02/20/2047 Δ	692
6,480	0.47%, 05/20/2047 ‡Δ	5,259
7,894	5.77%, 05/25/2037 ‡	6,724
357	5.85%, 01/25/2037	285
	BCAP LLC Trust
1,327	0.34%, 01/25/2037 Δ	1,055
3,474	0.35%, 03/25/2037 Δ	2,888
	Bear Stearns Adjustable Rate Mortgage Trust
1,235	2.43%, 10/25/2035 Δ	1,218
	Bear Stearns Alt-A Trust
723	0.55%, 05/25/2036 Δ	532
	Bear Stearns Commercial Mortgage Securities, Inc.
1,105	5.28%, 10/12/2042 Δ	1,107
2,513	5.33%, 02/11/2044	2,685
7,485	5.41%, 12/11/2040	7,684
1,977	5.47%, 01/12/2045	2,118
5,283	5.69%, 06/11/2050	5,730
	Cal Funding II Ltd.
1,602	3.47%, 10/25/2027 ■	1,611
	Cent CLO L.P.
9,345	1.71%, 01/25/2026 ■‡Δ	9,301
6,305	1.72%, 07/27/2026 ■‡Δ	6,272
	CIFC Funding Ltd.
11,095	1.73%, 04/18/2025 ■‡Δ	11,021
8,965	1.73%, 05/24/2026 ■‡Δ	8,895
7,240	2.33%, 08/14/2024 ■Δ	7,120
	Citigroup Commercial Mortgage Trust
4,135	4.02%, 03/10/2047 ‡	4,429
445	5.06%, 03/10/2047 ■Δ	430
	Citigroup/Deutsche Bank Commercial Mortgage Trust
9,595	5.32%, 12/11/2049 ‡	10,159
5,070	5.48%, 01/15/2046 ‡Δ	5,213
	Cobalt CMBS Commercial Funding Corp.
1,100	5.25%, 08/15/2048	1,120
	Commercial Mortgage Loan Trust
10,941	6.04%, 12/10/2049 ‡Δ	11,759
	Commercial Mortgage Pass-Through Certificates
26,582	2.40%, 07/10/2046 ■►	1,119
650	2.85%, 10/15/2045	650
2,610	3.96%, 02/10/2047	2,788
4,375	3.96%, 03/10/2047 ‡	4,686
3,555	4.02%, 07/10/2045	3,834
5,200	4.05%, 04/10/2047	5,613
7,550	5.76%, 06/10/2046 Δ	7,914
	Commercial Mortgage Trust
6,780	3.42%, 03/10/2031 ■	6,957
2,435	4.50%, 03/10/2046 ■Δ	1,650
	Community or Commercial Mortgage Trust
4,755	3.69%, 08/10/2047 ‡	4,952
3,155	4.01%, 04/10/2047	3,391
4,515	4.38%, 07/10/2045 Δ	4,959
	Connecticut Avenue Securities Series
2,605	3.07%, 07/25/2024 Δ	2,332
4,410	3.17%, 07/25/2024 Δ	3,984
1,575	5.06%, 11/25/2024 Δ	1,600
	Countrywide Alternative Loan Trust
379	0.44%, 01/25/2036 Δ	337
3,414	0.49%, 11/25/2035 Δ	2,717
2,930	5.75%, 05/25/2036	2,485
	Countrywide Home Loans, Inc.
6,087	2.55%, 09/25/2047 Δ	5,423
1,129	2.71%, 04/20/2036 Δ	789
2,232	4.84%, 11/20/2035 Δ	2,003
3,326	5.75%, 08/25/2037	3,176
	CPS Automotive Trust
258	5.01%, 06/17/2019 ■	264
	Credit Acceptance Automotive Loan Trust
8,005	1.88%, 03/15/2022 ■	8,005
1,860	2.21%, 09/15/2020 ■	1,874
	Credit Suisse Commercial Mortgage Trust
1,975	6.17%, 02/15/2041 Δ	2,165
	Credit Suisse Mortgage Capital Certificates
6,007	5.47%, 09/15/2039 ‡	6,322
222	5.89%, 06/15/2039 Δ	237
	CS First Boston Mortgage Securities Corp.
2,915	4.77%, 07/15/2037	2,941
6,530	4.88%, 04/15/2037 ‡	6,547
4,328	5.50%, 06/25/2035 ‡	4,124
	CW Capital Cobalt Ltd.
4,397	5.22%, 08/15/2048	4,633
	DBUBS Mortgage Trust
25,658	1.37%, 01/01/2021 ■►	599
	Downey S & L Association Mortgage Loan Trust
2,642	1.03%, 03/19/2046 Δ	2,020
	Dryden Senior Loan Fund
10,915	1.58%, 04/18/2026 ■‡Δ	10,793
10,870	1.70%, 07/15/2026 ■Δ	10,809

The accompanying notes are an integral part of these financial statements.

5

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.5% - (continued)
	Finance and Insurance - 28.5% - (continued)
	Fieldstone Mortgage Investment Corp.
$1,881	0.44%, 05/25/2036 Δ	$1,218
	First Franklin Mortgage Loan Trust
3,267	0.41%, 04/25/2036 Δ	2,113
	First Horizon Alternative Mortgage Securities
8,165	2.23%, 04/25/2036 ‡Δ	6,818
5,573	2.24%, 09/25/2035 ‡Δ	4,864
	First Investors Automotive Owner Trust
2,665	1.49%, 01/15/2020 ■	2,666
6,495	1.67%, 11/16/2020 ■	6,476
1,295	1.81%, 10/15/2018 ■	1,300
1,750	2.39%, 11/16/2020 ■	1,745
	Flatiron CLO Ltd.
2,210	2.13%, 07/17/2026 ■Δ	2,177
	Four Times Square Trust
3,175	5.40%, 12/13/2028 ■	3,624
	FREMF Mortgage Trust
4,680	3.01%, 10/25/2047 ■Δ	4,679
5,485	5.41%, 09/25/2043 ■Δ	6,063
	GE Business Loan Trust
4,495	1.16%, 05/15/2034 ■‡Δ	3,795
	GE Capital Commercial Mortgage Corp.
2,220	5.49%, 11/10/2045 Δ	2,255
	GM Financial Automobile Leasing Trust
1,260	1.96%, 03/20/2018 ■	1,261
	GMAC Commercial Mortgage Securities, Inc.
2,748	5.24%, 11/10/2045 Δ	2,797
	GMAC Mortgage Corp. Loan Trust
4,936	2.93%, 09/19/2035 Δ	4,609
82	2.96%, 04/19/2036 Δ	72
	Gramercy Park CLO Ltd.
8,670	1.53%, 07/17/2023 ■‡Δ	8,670
	Greenwich Capital Commercial Funding Corp.
1,205	5.44%, 03/10/2039 Δ	1,285
8,355	5.74%, 12/10/2049	9,049
212	6.01%, 07/10/2038 Δ	222
	GS Mortgage Securities Trust
53,134	0.31%, 07/10/2046 ►	612
10,893	1.69%, 08/10/2044 ■►	636
4,340	2.95%, 11/05/2034 ■‡	4,333
1,580	3.67%, 04/10/2047 ■Δ	1,096
4,510	3.68%, 04/12/2047 Δ	4,729
6,235	3.86%, 06/10/2047 ‡	6,621
4,110	4.00%, 04/10/2047 Δ	4,408
2,960	5.03%, 04/10/2047 ■Δ	2,810
	GSAA Home Equity Trust
14,453	0.25%, 02/25/2037 ‡Δ	7,834
6,945	0.25%, 03/25/2037 ‡Δ	3,663
1,883	0.40%, 04/25/2047 Δ	1,225
178	0.41%, 11/25/2036 Δ	104
1,479	0.47%, 03/25/2036 Δ	1,034
	GSAMP Trust
4,703	0.26%, 01/25/2037 Δ	2,826
	GSR Mortgage Loan Trust
8,120	2.63%, 01/25/2036 Δ	7,530
	Harborview Mortgage Loan Trust
3,267	0.35%, 01/19/2038 Δ	2,768
7,629	0.38%, 05/19/2047 Δ	3,197
9,937	0.40%, 12/19/2036 ‡Δ	7,059
1,336	0.51%, 01/19/2035 Δ	932
	Hilton USA Trust
5,985	2.66%, 11/05/2030 ■‡	5,992
1,183	2.91%, 11/05/2030 ■Δ	1,183
	IndyMac Index Mortgage Loan Trust
4,133	0.45%, 07/25/2035 ‡Δ	3,496
672	0.46%, 01/25/2036 Δ	465
6,424	0.57%, 07/25/2046 ‡Δ	3,566
2,426	2.46%, 01/25/2036 Δ	2,269
1,644	2.47%, 08/25/2035 Δ	1,314
3,603	2.54%, 03/25/2036 Δ	2,805
	ING Investment Management CLO Ltd.
5,215	1.43%, 03/14/2022 ■‡Δ	5,191
10,895	1.73%, 04/18/2026 ■‡Δ	10,846
3,335	2.08%, 03/14/2022 ■Δ	3,286
	JP Morgan Chase Commercial Mortgage Securities
8,801	1.66%, 02/12/2051 Δ	8,829
1,380	2.75%, 10/15/2045 ■	1,058
1,365	2.83%, 10/15/2045	1,362
3,550	3.91%, 05/05/2030 ■Δ	3,711
1,676	4.57%, 12/15/2047 ■Δ	1,441
700	4.82%, 10/15/2045 ■Δ	697
9,483	5.34%, 05/15/2047 ‡	10,071
6,265	5.40%, 12/15/2044 ‡Δ	6,370
6,186	5.42%, 01/12/2043 ‡Δ	6,322
3,426	5.72%, 02/15/2051	3,685
8,447	5.89%, 02/12/2049 Δ	9,062
	JP Morgan Mortgage Trust
712	2.54%, 04/25/2037 Δ	637
2,846	2.60%, 09/25/2035 Δ	2,782
1,736	2.60%, 05/25/2036 Δ	1,577
	JPMBB Commercial Mortgage Securities Trust
30,103	0.89%, 09/15/2047 ►	1,559
3,225	3.80%, 09/15/2047	3,399
	LB-UBS Commercial Mortgage Trust
10,804	5.86%, 07/15/2040	11,400
1,390	6.32%, 04/15/2041 Δ	1,533
	LCM Ltd.
1,345	2.13%, 04/15/2022 ■Δ	1,326
	Lehman Brothers Small Balance Commercial
1,095	5.52%, 09/25/2030 ■Δ	1,103
	Lehman XS Trust
2,633	0.38%, 07/25/2046 Δ	2,092
	Limerock CLO
11,335	1.73%, 04/18/2026 ■Δ	11,255
	Luminent Mortgage Trust
1,688	0.37%, 02/25/2046 Δ	1,272
1,768	0.43%, 11/25/2035 Δ	1,590
	Madison Park Funding Ltd.
6,520	1.68%, 01/19/2025 ■Δ	6,472
9,860	1.68%, 07/20/2026 ■Δ	9,792
	Magnetite CLO Ltd.
8,310	1.70%, 07/25/2026 ■Δ	8,240
6,540	1.71%, 04/15/2026 ■Δ	6,505
6,695	2.23%, 07/25/2026 ■Δ	6,518
	Merrill Lynch Mortgage Investors Trust
146	2.51%, 12/25/2035 Δ	138
1,578	2.53%, 07/25/2035 Δ	1,307
1,835	5.14%, 07/12/2038	1,872

The accompanying notes are an integral part of these financial statements.

6

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.5% - (continued)
	Finance and Insurance - 28.5% - (continued)
	Merrill Lynch/Countrywide Commercial Mortgage Trust
$7,969	5.38%, 08/12/2048	$8,465
2,285	5.42%, 08/12/2048	2,399
4,830	5.70%, 09/12/2049	5,223
6,505	5.81%, 06/12/2050 Δ	7,025
	Morgan Stanley ABS Capital I
4,636	0.32%, 06/25/2036 Δ	3,556
	Morgan Stanley BAML Trust
6,300	3.74%, 08/15/2047 Δ	6,635
1,530	4.06%, 02/15/2047	1,650
1,605	4.50%, 08/15/2045 ■	1,238
	Morgan Stanley Capital I
98,513	0.91%, 09/15/2047 ■►	1,554
4,920	3.47%, 08/11/2029 ■	5,091
1,444	4.99%, 08/13/2042	1,448
1,503	5.38%, 11/14/2042 Δ	1,527
920	5.55%, 10/12/2052 ■Δ	932
10,889	5.69%, 04/15/2049 Δ	11,724
736	5.83%, 10/15/2042 Δ	755
	Morgan Stanley Capital Investments
4,829	5.81%, 12/12/2049	5,250
	Morgan Stanley Mortgage Loan Trust
592	0.34%, 05/25/2036 Δ	312
1,843	0.34%, 11/25/2036 Δ	894
	Morgan Stanley Re-Remic Trust
4,264	5.99%, 08/12/2045 ■Δ	4,570
2,298	5.99%, 08/15/2045 ■Δ	2,463
	National Credit Union Administration
1,090	1.84%, 10/07/2020 Δ	1,096
	Neuberger Berman CLO XVI Ltd.
8,335	1.70%, 03/01/2026 ■Δ	8,266
	Neuberger Berman CLO XVII Ltd.
8,265	1.63%, 08/04/2025 ■Δ	8,196
	Oak Hill Credit Partners
3,030	1.70%, 07/20/2026 ■Δ	3,012
	OZLM Funding Ltd.
10,530	1.78%, 04/17/2026 ■Δ	10,502
	RBSGC Mortage Pass Through Certificates
3,236	6.25%, 01/25/2037	2,929
	Residential Accredit Loans, Inc.
430	0.39%, 02/25/2046 Δ	207
922	0.91%, 09/25/2046 Δ	617
8,588	1.41%, 11/25/2037 Δ	5,462
	Residential Asset Securitization Trust
3,202	0.62%, 03/25/2035 Δ	2,460
1,662	6.25%, 11/25/2036	1,177
	Santander Drive Automotive Receivables Trust
4,790	1.55%, 10/15/2018	4,806
1,920	1.82%, 05/15/2019	1,921
1,385	2.25%, 06/17/2019	1,398
4,500	2.36%, 04/15/2020	4,525
	SBA Tower Trust
5,250	2.90%, 10/15/2044 ■Δ	5,264
	Securitized Asset Backed Receivables LLC
565	0.26%, 07/25/2036 Δ	275
	Seneca Park CLO Ltd.
7,360	1.70%, 07/17/2026 ■Δ	7,350
	Sequoia Mortgage Trust
855	2.46%, 07/20/2037 Δ	721
	Shackleton CLO Ltd.
7,325	1.72%, 07/17/2026 ■Δ	7,284
	Soundview Home Equity Loan Trust, Inc.
3,225	0.35%, 07/25/2037 Δ	2,004
	SpringCastle America Funding LLC
7,799	2.70%, 05/25/2023 ■	7,786
	Springleaf Funding Trust
8,435	2.41%, 12/15/2022 ■	8,428
	Springleaf Mortgage Loan Trust
275	2.31%, 06/25/2058 ■	270
6,285	3.52%, 12/25/2065 ■	6,412
	Structured Adjustable Rate Mortgage Loan Trust
1,561	0.47%, 09/25/2034 Δ	1,374
	Structured Agency Credit Risk Debt Notes
1,600	4.67%, 02/25/2024 Δ	1,583
2,065	4.92%, 10/25/2024 Δ	2,040
	Symphony CLO Ltd.
8,660	1.71%, 07/14/2026 ■Δ	8,640
8,030	1.98%, 01/09/2023 ■Δ	8,059
	UBS-Barclays Commercial Mortgage Trust
4,680	3.18%, 03/10/2046 Δ	4,758
985	4.23%, 03/10/2046 ■Δ	808
	Voya CLO Ltd.
2,915	1.68%, 07/17/2026 ■Δ	2,901
	Wachovia Bank Commercial Mortgage Trust
1,002	5.31%, 11/15/2048	1,062
2,130	5.56%, 03/15/2042 ■Δ	2,140
	Wells Fargo Alternative Loan Trust
5,320	6.25%, 11/25/2037	5,061
	Wells Fargo Commercial Mortgage Trust
6,965	2.92%, 10/15/2045	7,014
3,220	3.82%, 08/15/2050	3,406
	Westlake Automobile Receivables Trust
390	0.97%, 10/16/2017 ■	390
8,275	1.58%, 04/15/2020 ■	8,273
	WF-RBS Commercial Mortgage Trust
2,410	2.92%, 08/15/2047	2,475
175	3.44%, 04/15/2045	183
6,700	3.68%, 08/15/2047	7,021
120	3.88%, 08/15/2046	128
6,165	4.00%, 05/15/2047	6,619
6,150	4.05%, 03/15/2047	6,619
3,174	4.10%, 03/15/2047	3,436
550	4.90%, 06/15/2044 ■	619
710	5.00%, 06/15/2044 ■	664
815	5.00%, 04/15/2045 ■	630
1,045	5.75%, 04/15/2045 ■Δ	1,115
		923,641

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $910,820)	$923,641

Corporate Bonds - 29.3%
	Administrative, Support, Waste Management and Remediation Services - 0.1%
	ADT (The) Corp.
$2,045	6.25%, 10/15/2021	$2,101

The accompanying notes are an integral part of these financial statements.

7

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 29.3% - (continued)
		Administrative, Support, Waste Management and Remediation Services - 0.1% - (continued)
		Clean Harbors, Inc.
	$345	5.13%, 06/01/2021	$344
	1,385	5.25%, 08/01/2020	1,392
			3,837
		Agriculture, Forestry, Fishing and Hunting - 0.0%
		Weyerhaeuser Co.
	200	7.38%, 10/01/2019	239

		Arts, Entertainment and Recreation - 1.9%
		CCO Holdings LLC
	80	5.13%, 02/15/2023	78
	65	5.25%, 09/30/2022	65
	385	5.75%, 09/01/2023	390
		Comcast Corp.
	4,520	4.75%, 03/01/2044	5,037
	425	5.70%, 07/01/2019	488
		DirecTV Holdings LLC
	2,600	3.95%, 01/15/2025	2,621
	4,000	5.00%, 03/01/2021 ‡	4,362
		Gannett Co., Inc.
	4,005	5.13%, 10/15/2019	4,095
	565	5.13%, 07/15/2020	576
		Grupo Televisa S.A.B.
	1,260	5.00%, 05/13/2045	1,282
		NBC Universal Media LLC
	1,715	5.95%, 04/01/2041	2,205
		News America Holdings, Inc.
	1,955	8.00%, 10/17/2016	2,183
		News America, Inc.
	3,500	6.15%, 03/01/2037	4,386
	1,675	6.20%, 12/15/2034	2,139
		Numericable Group S.A.
	645	4.88%, 05/15/2019 ■	639
		Sky plc
	4,470	2.63%, 09/16/2019 ■	4,472
		Time Warner Cable, Inc.
	165	4.50%, 09/15/2042	170
		Time Warner Entertainment Co., L.P.
	80	8.38%, 03/15/2023	108
	8,175	8.38%, 07/15/2033	12,268
		Time Warner, Inc.
	2,040	3.40%, 06/15/2022	2,062
	2,550	4.75%, 03/29/2021	2,783
	3,115	5.88%, 11/15/2016	3,376
	2,725	6.10%, 07/15/2040	3,319
	2,700	6.50%, 11/15/2036	3,435
			62,539
		Beverage and Tobacco Product Manufacturing - 0.2%
		Altria Group, Inc.
	1,203	10.20%, 02/06/2039	2,095
		Anheuser-Busch InBev Worldwide, Inc.
	2,574	0.80%, 07/15/2015	2,578
			4,673
		Chemical Manufacturing - 0.3%
		CF Industries Holdings, Inc.
	6,270	5.15%, 03/15/2034 ‡	6,559
		Dow Chemical Co.
	1,350	8.55%, 05/15/2019	1,678
			8,237
		Computer and Electronic Product Manufacturing - 0.0%
		EMC Corp.
	410	1.88%, 06/01/2018	409
		Hewlett-Packard Co.
	390	1.17%, 01/14/2019 Δ	383
		Semiconductor Manufacturing International
	250	4.13%, 10/07/2019 ■	249
			1,041
		Construction - 0.1%
		Lennar Corp.
	1,805	4.50%, 06/15/2019	1,805

		Finance and Insurance - 14.1%
		Abbey National Treasury Services plc
	250	2.35%, 09/10/2019	249
		Ally Financial, Inc.
	1,845	3.75%, 11/18/2019	1,817
		American Express Co.
	3,525	3.63%, 12/05/2024	3,554
		American International Group, Inc.
	480	4.50%, 07/16/2044	507
	335	8.18%, 05/15/2058	454
		American Tower Corp.
	4,565	3.40%, 02/15/2019	4,646
	2,435	4.50%, 01/15/2018	2,586
	960	5.00%, 02/15/2024	1,018
	1,550	7.00%, 10/15/2017	1,750
		Aquarius Invest. plc Swiss Reinsurance Co., Ltd.
	425	6.38%, 09/01/2024 §	442
		AXA S.A.
	220	6.46%, 12/14/2018 §♠	232
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	6,200	7.00%, 12/29/2049 §	7,643
	3,800	9.00%, 05/09/2018 §♠	4,066
		Banco Del Estado de Chile
	1,600	3.88%, 02/08/2022 §	1,615
		Banco do Brasil
	4,250	6.25%, 04/15/2024 §♠	3,103
		Banco Santander S.A.
EUR	9,000	6.25%, 03/12/2049 §	10,618
		Bank of America Corp.
	1,560	4.20%, 08/26/2024	1,589
	1,440	4.88%, 04/01/2044	1,591
	795	5.13%, 06/17/2019 ♠	767
		Bank of Ireland
EUR	2,930	10.00%, 07/30/2016 §	3,824
		Bankia S.A.
EUR	200	4.00%, 05/22/2024 §Δ	236
		Barclays Bank plc
	14,890	6.05%, 12/04/2017 ■‡	16,378
EUR	1,010	6.50%, 06/15/2049	1,196
EUR	1,420	8.00%, 12/15/2049	1,788
	3,245	8.25%, 12/15/2018 ♠β	3,326
		BBVA International PFD Uniperson
	350	5.92%, 04/18/2017 ♠	356
		Bear Stearns & Co., Inc.
	4,392	5.55%, 01/22/2017 ‡	4,734
		BP Capital Markets plc
	2,340	2.52%, 01/15/2020	2,343

The accompanying notes are an integral part of these financial statements.

8

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 29.3% - (continued)
		Finance and Insurance - 14.1% - (continued)
		BPCE S.A.
	$250	0.86%, 06/23/2017 Δ	$250
	4,615	2.50%, 12/10/2018 ‡	4,678
	3,760	5.15%, 07/21/2024 ■‡	3,875
	5,430	5.70%, 10/22/2023 ■‡	5,830
	500	5.70%, 10/22/2023 §	537
		Brandywine Operating Partnership L.P.
	5,950	3.95%, 02/15/2023 ‡	6,001
		Capital One Financial Corp.
	3,300	6.15%, 09/01/2016 ‡	3,546
		CIT Group, Inc.
	2,658	5.50%, 02/15/2019 ■	2,804
		Citigroup, Inc.
	1,850	1.70%, 07/25/2016	1,863
	6,525	1.85%, 11/24/2017	6,517
	2,200	2.50%, 09/26/2018	2,226
	205	5.30%, 05/06/2044	225
	1,000	6.13%, 08/25/2036	1,192
	10,205	6.68%, 09/13/2043 ‡	13,195
	2,699	8.50%, 05/22/2019	3,363
		CNH Industrial Capital LLC
	675	3.38%, 07/15/2019 ■	645
		Credit Agricole S.A.
EUR	2,940	6.50%, 06/23/2049 §	3,613
	1,710	6.63%, 09/23/2019 ■♠Δ	1,657
		Credit Suisse Group AG
EUR	1,650	5.75%, 09/18/2025 §	2,256
	2,015	6.25%, 12/18/2024 ■♠Δ	1,938
	1,640	7.88%, 02/24/2041 §	1,738
		Credit Suisse New York
	320	3.00%, 10/29/2021	319
		Development Bank of Kazakhstan JSC
	1,700	4.13%, 12/10/2022 §	1,428
		Export-Import Bank of China
	9,700	3.63%, 07/31/2024 §	9,795
		Export-Import Bank of India
	1,715	4.00%, 01/14/2023 §	1,715
		Fifth Third Bancorp
	375	4.90%, 09/30/2019 ♠	363
		General Electric Capital Corp.
	1,050	5.30%, 02/11/2021	1,199
	3,900	6.25%, 12/15/2022 ‡♠	4,246
		Goldman Sachs Group, Inc.
	2,000	2.38%, 01/22/2018	2,020
	200	4.80%, 07/08/2044	214
	6,637	6.00%, 06/15/2020 ‡	7,673
	2,655	6.25%, 02/01/2041	3,356
	4,400	6.45%, 05/01/2036 ‡	5,318
	5,610	6.75%, 10/01/2037 ‡	7,054
		HCP, Inc.
	3,810	4.25%, 11/15/2023 ‡	4,005
		Health Care REIT, Inc.
	5,400	4.50%, 01/15/2024 ‡	5,719
		HSBC Holdings plc
	1,800	5.25%, 03/14/2044	2,016
EUR	1,275	5.25%, 12/29/2049 §	1,543
	2,100	5.63%, 01/17/2020 ♠	2,107
	1,865	6.38%, 09/17/2024 ♠	1,884
	1,765	6.50%, 09/15/2037	2,268
	5,050	6.80%, 06/01/2038 ‡	6,697
		Industrial & Commercial Bk of China Ltd.
	2,695	6.00%, 12/10/2019 ■♠	2,729
		JP Morgan Chase & Co.
	3,100	2.60%, 01/15/2016	3,153
	1,600	3.38%, 05/01/2023	1,583
	3,820	4.35%, 08/15/2021 ‡	4,151
	3,050	4.85%, 02/01/2044	3,384
	520	5.00%, 07/01/2019 ♠	509
	9,885	5.63%, 08/16/2043 ‡	11,495
	3,500	6.00%, 01/15/2018 ‡	3,916
		KBC Groep N.V.
EUR	1,290	5.63%, 03/19/2019 §♠	1,526
		Kimco Realty Corp.
	5,075	3.13%, 06/01/2023	4,972
		Liberty Property L.P.
	2,165	3.38%, 06/15/2023	2,110
	1,930	4.13%, 06/15/2022	2,001
		Lloyds Banking Group plc
EUR	4,115	6.38%, 06/27/2049 §	5,060
GBP	1,820	7.00%, 12/29/2049 §	2,816
		Marsh & McLennan Cos., Inc.
	1,540	2.55%, 10/15/2018	1,566
	2,360	3.50%, 03/10/2025	2,375
		Massachusetts Mutual Life Insurance Co.
	2,818	8.88%, 06/01/2039 ■	4,547
		Merrill Lynch & Co., Inc.
	3,006	5.70%, 05/02/2017	3,250
	19,825	6.05%, 05/16/2016 ╦	20,993
	4,905	7.75%, 05/14/2038	6,927
		MetLife, Inc.
	1,745	1.76%, 12/15/2017	1,751
	1,245	4.37%, 09/15/2023	1,357
		Minerva Luxembourg S.A.
	1,645	7.75%, 01/31/2023 ■	1,612
		Morgan Stanley
	2,915	4.35%, 09/08/2026	2,932
	3,685	4.88%, 11/01/2022	3,914
	5,925	5.55%, 04/27/2017	6,431
	9,000	6.25%, 08/28/2017	9,998
	1,600	7.30%, 05/13/2019	1,898
		MSCI, Inc.
	340	5.25%, 11/15/2024 ■	352
		Nationwide Building Society
GBP	4,535	6.88%, 03/11/2049 §	6,900
		Nationwide Mutual Insurance Co.
	5,420	9.38%, 08/15/2039 ■	8,588
		Navient Corp.
	1,590	5.50%, 01/15/2019	1,626
	1,915	7.25%, 01/25/2022	2,078
		NN Group N.V.
EUR	300	4.63%, 04/08/2044 §	383
		Pacific Life Insurance Co.
	325	9.25%, 06/15/2039 ■	511
		PNC Bank NA
	1,574	6.88%, 04/01/2018	1,813
		Prudential Financial, Inc.
	650	4.60%, 05/15/2044	685
		Realty Income Corp.
	2,766	3.25%, 10/15/2022	2,727

The accompanying notes are an integral part of these financial statements.

9

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 29.3% - (continued)
		Finance and Insurance - 14.1% - (continued)
		Royal Bank of Scotland Group plc
	$5,165	5.13%, 05/28/2024	$5,254
	1,815	6.13%, 12/15/2022	1,975
	850	9.50%, 03/16/2022 §	966
		Santander U.S. Debt S.A.
	8,000	3.72%, 01/20/2015 ■	8,012
		SBA Tower Trust
	5,620	2.93%, 12/15/2017 ■	5,692
	7,645	3.60%, 04/15/2043 ■	7,664
		Societe Generale
	1,930	6.00%, 01/27/2020 ■♠	1,756
EUR	3,105	6.75%, 04/07/2049 §	3,647
	200	7.88%, 12/18/2023 §♠	194
	7,610	8.25%, 11/29/2018 §♠	7,817
		Standard Chartered plc
	250	0.58%, 09/08/2017 ■Δ	249
	975	4.00%, 07/12/2022 §	991
		State Street Corp.
	925	4.96%, 03/15/2018	1,002
		Sumitomo Mitsui Financial Group, Inc.
	6,715	4.44%, 04/02/2024 ■	6,953
		TSMC Global Ltd.
	4,461	1.63%, 04/03/2018 ■	4,379
		UBS AG Stamford CT
	1,600	7.63%, 08/17/2022	1,884
		UDR, Inc.
	1,395	3.70%, 10/01/2020	1,446
		UniCredit S.p.A.
	1,500	8.00%, 06/03/2024 §♠	1,457
		UNIQA Insurance Group AG
EUR	300	6.88%, 07/31/2043 §	418
		UnitedHealth Group, Inc.
	4,000	1.40%, 10/15/2017	3,996
	5,375	2.30%, 12/15/2019	5,397
		Ventas Realty L.P.
	3,425	2.70%, 04/01/2020	3,389
	1,275	3.25%, 08/15/2022	1,258
		Wells Fargo & Co.
	3,165	3.45%, 02/13/2023	3,208
	6,280	4.10%, 06/03/2026	6,419
	3,875	4.13%, 08/15/2023	4,067
	170	4.65%, 11/04/2044	175
	74	5.38%, 11/02/2043	84
		Yasar Holdings
	1,050	8.88%, 05/06/2020 ■	1,092
			456,776
		Food Manufacturing - 0.4%
		Cargill, Inc.
	400	3.25%, 11/15/2021 ■	414
		ESAL GmbH
	3,250	6.25%, 02/05/2023 §	3,079
		Grupo Bimbo S.A.B. de C.V.
	8,655	4.88%, 06/27/2044 ■	8,707
			12,200
		Health Care and Social Assistance - 1.3%
		Cardinal Health, Inc.
	6,550	3.50%, 11/15/2024 ‡	6,532
		Celgene Corp.
	4,410	4.63%, 05/15/2044	4,574
		Community Health Systems, Inc.
	805	5.13%, 08/01/2021	835
		CVS Caremark Corp.
	1,749	8.35%, 07/10/2031 ■	2,366
		Dignity Health
	480	2.64%, 11/01/2019	484
	135	5.27%, 11/01/2064	146
		Gilead Sciences, Inc.
	2,620	3.50%, 02/01/2025	2,689
		HCA, Inc.
	3,660	6.50%, 02/15/2020 ‡	4,101
		Medtronic, Inc.
	275	1.30%, 03/15/2020 ■Δ	275
	5,395	2.50%, 03/15/2020 ■	5,409
	4,830	3.15%, 03/15/2022 ■	4,891
	550	4.38%, 03/15/2035 ■	584
	2,635	4.63%, 03/15/2045 ■	2,856
		Perrigo Co., Ltd.
	2,120	1.30%, 11/08/2016	2,111
		Tenet Healthcare Corp.
	3,695	6.00%, 10/01/2020	3,968
		Wellcare Health Plans, Inc.
	720	5.75%, 11/15/2020	743
			42,564
		Information - 2.5%
		Activision Blizzard, Inc.
	3,915	5.63%, 09/15/2021 ■‡	4,111
		Alibaba Group Holding Ltd.
	2,245	4.50%, 11/28/2034 ■	2,308
		AT&T, Inc.
	3,135	4.80%, 06/15/2044	3,194
		Audatex North America, Inc.
	1,850	6.00%, 06/15/2021 ■	1,906
		COX Communications, Inc.
	20	2.95%, 06/30/2023 ■	19
	3,255	3.85%, 02/01/2025 ■	3,286
		DISH DBS Corp.
	1,360	5.88%, 11/15/2024 ■	1,367
	1,785	7.88%, 09/01/2019	2,026
		First Data Corp.
	162	6.75%, 11/01/2020 ■	173
	400	12.63%, 01/15/2021	475
		Inmarsat Finance plc
	890	4.88%, 05/15/2022 ■	881
		Sprint Communications, Inc.
	2,370	7.00%, 03/01/2020 ■	2,559
	1,766	9.00%, 11/15/2018 ■	2,009
		T-Mobile USA, Inc.
	1,315	5.25%, 09/01/2018	1,364
	1,995	6.46%, 04/28/2019	2,075
	860	6.63%, 04/28/2021	883
		Unitymedia Hessen GmbH & Co.
	650	5.50%, 01/15/2023 ■	679
	1,814	7.50%, 03/15/2019 ■	1,905
		Verizon Communications, Inc.
	5,031	2.63%, 02/21/2020 ■	4,974
	1,575	3.50%, 11/01/2024	1,547
	4,950	4.40%, 11/01/2034	4,920
	3,235	4.86%, 08/21/2046 ■	3,323
	3,258	5.01%, 08/21/2054 ■	3,371

The accompanying notes are an integral part of these financial statements.

10

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 29.3% - (continued)
		Information - 2.5% - (continued)
		Verizon Communications, Inc. - (continued)
	$8,270	5.15%, 09/15/2023	$9,132
	5,020	6.40%, 02/15/2038	6,194
	9,060	6.55%, 09/15/2043	11,607
		VimpelCom Holdings B.V.
	3,915	5.95%, 02/13/2023 ■	2,973
		Wind Acquisition Finance S.A.
	1,240	4.75%, 07/15/2020 ■	1,159
			80,420
		Machinery Manufacturing - 0.6%
		Case New Holland Industrial, Inc.
	1,301	7.88%, 12/01/2017	1,431
		Caterpillar, Inc.
	10,415	2.25%, 12/01/2019	10,427
		Hutchison Whampoa International Ltd.
	525	1.63%, 10/31/2017 ■	520
	7,800	2.00%, 11/08/2017 ■‡	7,816
			20,194
		Mining - 0.6%
		ABJA Investment Co. Pte Ltd.
	6,445	5.95%, 07/31/2024 §	6,432
		Barrick North America Finance LLC
	500	4.40%, 05/30/2021	505
		FMG Resources Aug 2006
	1,380	6.88%, 04/01/2022 ■	1,149
		Freeport-McMoRan Copper & Gold, Inc.
	575	5.45%, 03/15/2043	544
		Freeport-McMoRan, Inc.
	5,410	4.00%, 11/14/2021	5,360
	150	5.40%, 11/14/2034	146
		Glencore Funding LLC
	3,480	1.70%, 05/27/2016 ■‡	3,486
		Newmont Mining Corp.
	175	4.88%, 03/15/2042	152
		Peabody Energy Corp.
	2,385	6.50%, 09/15/2020	2,069
		Steel Dynamics, Inc.
	240	5.13%, 10/01/2021 ■	245
	255	5.50%, 10/01/2024 ■	261
			20,349
		Miscellaneous Manufacturing - 0.0%
		Triumph Group, Inc.
	1,115	5.25%, 06/01/2022	1,112

		Motor Vehicle and Parts Manufacturing - 0.7%
		Chrysler Group LLC
	900	8.00%, 06/15/2019	946
		General Motors Co.
	2,650	6.25%, 10/02/2043	3,166
		General Motors Financial Co., Inc.
	4,985	3.50%, 07/10/2019 ‡	5,090
	8,360	4.75%, 08/15/2017 ‡	8,817
		TRW Automotive, Inc.
	450	7.25%, 03/15/2017 ■	497
		Volkswagen Group of America Finance LLC
	5,300	1.60%, 11/20/2017 ■	5,280
			23,796
		Nonmetallic Mineral Product Manufacturing - 0.2%
		Cemex S.A.B. de C.V.
EUR	2,785	4.75%, 01/11/2022 §	3,299
		Union Andina de Cementos SAA
	3,405	5.88%, 10/30/2021 ■	3,454
			6,753
		Other Services - 0.1%
		Cardtronics, Inc.
	1,430	5.13%, 08/01/2022 ■	1,394

		Paper Manufacturing - 0.1%
		Clearwater Paper Corp.
	1,415	5.38%, 02/01/2025 ■	1,394
		Graphic Packaging International
	1,020	4.88%, 11/15/2022	1,025
			2,419
		Petroleum and Coal Products Manufacturing - 2.3%
		Anadarko Petroleum Corp.
	2,815	6.38%, 09/15/2017	3,130
		California Resources Corp.
	40	5.00%, 01/15/2020 ■	35
	510	5.50%, 09/15/2021 ■	436
	35	6.00%, 11/15/2024 ■	29
		Cenovus Energy, Inc.
	4,225	5.20%, 09/15/2043 ‡	4,069
		Cimarex Energy Co.
	275	4.38%, 06/01/2024	263
		CNPC General Capital
	9,060	1.45%, 04/16/2016 ■‡	9,040
		Continental Resources, Inc.
	455	5.00%, 09/15/2022	440
		Denbury Resources, Inc.
	543	5.50%, 05/01/2022	497
		Enable Midstream Partners L.P.
	80	5.00%, 05/15/2044 ■	75
		Harvest Operations Corp.
	1,695	6.88%, 10/01/2017	1,633
		Kosmos Energy Ltd.
	575	7.88%, 08/01/2021 §	486
		Lukoil International Finance B.V.
	8,025	3.42%, 04/24/2018 ■	6,821
	625	3.42%, 04/24/2018 §	531
		Nexen, Inc.
	1,185	7.50%, 07/30/2039	1,645
		Pemex Project Funding Master Trust
	5,805	6.63%, 06/15/2035	6,705
		Pertamina Persero PT
	1,675	5.63%, 05/20/2043 §	1,574
		Petrobras Global Finance
	275	2.37%, 01/15/2019 Δ	244
GBP	6,625	5.38%, 10/01/2029	8,209
		Petrobras International Finance Co.
	850	5.38%, 01/27/2021	788
	3,475	7.88%, 03/15/2019	3,657
		Pioneer Natural Resources Co.
	660	6.65%, 03/15/2017	723
	2,090	7.50%, 01/15/2020	2,451
		Plains Exploration & Production Co.
	1,150	6.63%, 05/01/2021	1,236
	712	6.88%, 02/15/2023	792
		SM Energy Co.
	255	6.13%, 11/15/2022 ■	240

The accompanying notes are an integral part of these financial statements.

11

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 29.3% - (continued)
	Petroleum and Coal Products Manufacturing - 2.3% - (continued)
	Tesoro Corp.
$250	5.13%, 04/01/2024	$248
	Tesoro Logistics L.P.
605	5.50%, 10/15/2019 ■	600
905	6.25%, 10/15/2022 ■	903
	Transocean, Inc.
475	6.38%, 12/15/2021	438
	Tullow Oil plc
275	6.00%, 11/01/2020 ■	228
	Valero Energy Corp.
4,391	9.38%, 03/15/2019	5,476
	Williams Partners L.P.
6,085	3.90%, 01/15/2025	5,848
5,085	4.30%, 03/04/2024	5,076
	WPX Energy, Inc.
190	5.25%, 09/15/2024	177
		74,743
	Pipeline Transportation - 0.8%
	Energy Transfer Equity L.P.
9,305	5.95%, 10/01/2043 ‡	10,206
3,137	7.50%, 10/15/2020 ‡	3,482
	Kinder Morgan Energy Partners L.P.
4,510	5.50%, 03/01/2044	4,584
	Kinder Morgan, Inc.
1,240	3.05%, 12/01/2019	1,230
2,755	4.30%, 06/01/2025	2,756
	MarkWest Energy Partners L.P.
480	4.88%, 12/01/2024	469
485	6.75%, 11/01/2020	505
	Southern Star Central Corp.
160	5.13%, 07/15/2022 ■	161
	Sunoco Logistics Partners Operations L.P.
2,555	4.25%, 04/01/2024	2,584
		25,977
	Plastics and Rubber Products Manufacturing - 0.0%
	Continental Rubber of America Corp.
475	4.50%, 09/15/2019 ■	492

	Primary Metal Manufacturing - 0.1%
	United States Steel Corp.
1,265	7.38%, 04/01/2020	1,328

	Rail Transportation - 0.1%
	Canadian Pacific Railway Co.
1,780	9.45%, 08/01/2021	2,436

	Real Estate, Rental and Leasing - 0.8%
	Air Lease Corp.
500	2.13%, 01/15/2018	491
	Duke Realty L.P.
4,000	3.63%, 04/15/2023 ‡	4,016
1,480	3.75%, 12/01/2024	1,497
	International Lease Finance Corp.
3,920	5.88%, 04/01/2019 ‡	4,224
2,500	6.75%, 09/01/2016 ■	2,662
	ProLogis L.P.
11,075	3.35%, 02/01/2021	11,224
	Ryder System, Inc.
2,560	2.55%, 06/01/2019	2,564
		26,678
	Retail Trade - 0.5%
	Amazon.com, Inc.
4,925	4.95%, 12/05/2044	5,087
	Building Materials Corp.
219	6.75%, 05/01/2021 ■	232
	Group 1 Automotive, Inc.
600	5.00%, 06/01/2022 ■	586
	Home Depot, Inc.
265	4.20%, 04/01/2043	276
	Jaguar Land Rover plc
450	8.13%, 05/15/2021 ■	493
	Sotheby's
2,390	5.25%, 10/01/2022 ■	2,259
	Wal-Mart Stores, Inc.
3,310	4.30%, 04/22/2044	3,613
	William Carter Co.
1,770	5.25%, 08/15/2021	1,823
		14,369
	Transportation Equipment Manufacturing - 0.1%
	Kansas City Southern de Mexico S.A. de C.V.
4,125	3.00%, 05/15/2023	4,011

	Truck Transportation - 0.3%
	Penske Truck Leasing Co.
970	2.50%, 06/15/2019 ■	964
6,150	2.88%, 07/17/2018 ■	6,254
2,490	4.88%, 07/11/2022 ■	2,682
		9,900
	Utilities - 1.1%
	AES (The) Corp.
460	5.50%, 03/15/2024	467
	Appalachian Power Co.
95	4.40%, 05/15/2044	100
	Berkshire Hathaway Energy Co.
7,665	8.48%, 09/15/2028 ‡	11,422
	CenterPoint Energy, Inc.
3,075	6.85%, 06/01/2015	3,150
	Consolidated Edison Co. of NY
2,310	3.30%, 12/01/2024	2,352
	Dolphin Subsidiary II, Inc.
2,860	7.25%, 10/15/2021	2,917
	Duke Energy Florida, Inc.
1,420	5.65%, 06/15/2018	1,601
	Duke Energy Progress, Inc.
1,395	4.38%, 03/30/2044	1,532
	Empresa Electrica Angamos S.A.
4,980	4.88%, 05/25/2029 ■	4,893
	Eskom Holdings Ltd.
6,300	5.75%, 01/26/2021 ■	6,331
	Pacific Gas & Electric Co.
1,700	8.25%, 10/15/2018	2,046
		36,811
	Total Corporate Bonds
	(Cost $925,253)	$947,093

The accompanying notes are an integral part of these financial statements.

12

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 3.1%
		Angola - 0.1%
		Angola (Republic of)
	$3,050	7.00%, 08/16/2019 §	$3,035

		Azerbaijan - 0.1%
		Azerbaijan (Republic of)
	4,144	4.75%, 03/13/2023 §	3,999

		Brazil - 0.5%
		Brazil (Federative Republic of)
	5,525	4.88%, 01/22/2021 ‡	5,871
BRL	36,600	9.70%, 09/01/2020 ○	9,001
			14,872
		Colombia - 0.1%
		Colombia (Republic of)
COP	10,873,700	6.00%, 04/28/2028	3,970

		Costa Rica - 0.1%
		Costa Rica (Republic of)
	3,700	5.63%, 04/30/2043 §	3,043

		Croatia - 0.1%
		Croatia (Republic of)
	1,820	6.00%, 01/26/2024 §	1,961

		Dominican Republic - 0.1%
		Dominican (Republic of)
DOP	178,000	11.50%, 05/10/2024 ■	4,002

		Ethiopia - 0.1%
		Ethiopia (Federal Republic of)
	1,745	6.63%, 12/11/2024 ■	1,702

		Indonesia - 0.2%
		Indonesia (Republic of)
IDR	60,000,000	8.38%, 03/15/2024	5,026

		Kazakhstan - 0.1%
		Kazakhstan (Republic of)
	5,325	4.88%, 10/14/2044 ■	4,872

		Kenya - 0.1%
		Kenya (Republic of)
	3,125	6.88%, 06/24/2024 §	3,274

		Latvia - 0.0%
		Latvia (Republic of)
	400	2.75%, 01/12/2020 §	394

		Mexico - 0.6%
		Mexico (United Mexican States)
MXN	80,838	4.00%, 06/13/2019 ◄	5,979
	3,074	4.00%, 10/02/2023	3,189
MXN	66,808	4.00%, 11/08/2046 ◄	5,170
	5,760	4.75%, 03/08/2044	6,005
	150	5.75%, 10/12/2110	161
			20,504
		Nigeria - 0.1%
		Nigeria (Federal Republic of)
	4,775	5.13%, 07/12/2018 §	4,727

		Romania - 0.2%
		Romania (Republic of)
	6,350	4.38%, 08/22/2023 §	6,676

		Russia - 0.1%
		Russia (Federation of)
	500	3.63%, 04/29/2015 §	499
RUB	195,100	7.50%, 02/27/2019 Δ	2,473
			2,972
		South Africa - 0.1%
		South Africa (Republic of)
ZAR	37,800	7.75%, 02/28/2023	3,251

		Turkey - 0.1%
		Turkey (Republic of)
TRY	7,625	8.50%, 09/14/2022	3,377

		Uruguay - 0.2%
		Uruguay (Republic of)
UYU	146,691	4.25%, 04/05/2027 ◄	5,944
UYU	32,470	4.38%, 12/15/2028 ◄	1,331
			7,275
		Venezuela - 0.1%
		Venezuela (Republic of)
	5,900	7.00%, 03/31/2038 §	2,413

		Total Foreign Government Obligations
		(Cost $109,137)	$101,345

Municipal Bonds - 1.1%
		General Obligations - 0.5%
		California State GO, Taxable
	$7,345	7.55%, 04/01/2039 ‡	$11,335
		Illinois State, GO
	4,900	4.51%, 03/01/2015	4,934
	230	5.88%, 03/01/2019	254
			16,523
		Higher Education (Univ., Dorms, etc.) - 0.2%
		Massachusetts State Development Fin Agency Rev
	130	5.35%, 12/01/2028	147
		University of California
	5,580	4.60%, 05/15/2031	6,164
			6,311
		Miscellaneous - 0.2%
		Puerto Rico Government Employees Retirement System
	3,325	6.15%, 07/01/2038	1,652
	1,575	6.20%, 07/01/2039	783
	7,965	6.30%, 07/01/2043 ‡	3,957
	1,995	6.55%, 07/01/2058	991
			7,383
		Tax Allocation - 0.0%
		Industry, CA, Urban Development Agency
	275	6.10%, 05/01/2024	288

The accompanying notes are an integral part of these financial statements.

13

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Municipal Bonds - 1.1% - (continued)
	Utilities - Electric - 0.2%
	Municipal Elec Auth Georgia
$3,185	6.64%, 04/01/2057	$4,223

	Total Municipal Bonds
	(Cost $32,174)	$34,728

Senior Floating Rate Interests ♦ - 5.2%
	Accommodation and Food Services - 0.0%
	Hilton Worldwide Holdings, Inc.
$1,178	3.50%, 10/26/2020	$1,163

	Administrative, Support, Waste Management and Remediation Services - 0.1%
	Acosta Holdco, Inc.
985	5.00%, 09/26/2021	984
	Audio Visual Services Group, Inc.
1,236	4.50%, 01/25/2021	1,224
	ServiceMaster (The) Co.
995	4.25%, 07/01/2021	975
		3,183
	Agriculture, Construction, Mining and Machinery - 0.0%
	Signode Industrial Group US, Inc.
863	3.75%, 05/01/2021	824

	Air Transportation - 0.0%
	Delta Air Lines, Inc.
951	3.25%, 10/18/2018	930

	Arts, Entertainment and Recreation - 0.5%
	24 Hour Fitness Worldwide, Inc.
1,070	4.75%, 05/28/2021	1,022
	Aristocrat Leisure Ltd.
1,130	4.75%, 10/20/2021	1,107
	Caesars Entertainment Operating Co., Inc.
3,460	6.99%, 03/01/2017	3,018
	Caesars Growth Property Holdings LLC
791	6.25%, 05/08/2021	720
	Formula One Holdings
1,750	4.75%, 07/30/2021	1,705
1,390	7.75%, 07/29/2022	1,348
	MGM Resorts International
1,357	3.50%, 12/20/2019	1,319
	Numericable
1,040	4.50%, 05/21/2020	1,033
	Scientific Games International, Inc.
585	6.00%, 10/01/2021	576
	Station Casinos LLC
383	4.25%, 03/02/2020	375
	Templar Energy
600	8.50%, 11/25/2020	430
	Tribune Co.
1,826	4.00%, 12/27/2020	1,795
		14,448
	Chemical Manufacturing - 0.2%
	Cytec Industries, Inc.
246	4.50%, 10/03/2019	242
	Ferro Corp.
354	4.00%, 07/30/2021	348
	Ineos US Finance LLC
4,183	3.75%, 05/04/2018	4,046
	Minerals Technologies, Inc.
960	4.00%, 05/07/2021	948
	Monarch, Inc.
473	4.50%, 10/03/2019	467
	Pinnacle Operating Corp.
880	4.75%, 11/15/2018	869
	Univar, Inc.
371	5.00%, 06/30/2017	358
		7,278
	Computer and Electronic Product Manufacturing - 0.2%
	Avago Technologies Ltd.
1,493	3.75%, 05/06/2021	1,486
	CDW LLC
2,839	3.25%, 04/29/2020	2,748
	Freescale Semiconductor, Inc.
1,027	4.25%, 02/28/2020	1,001
1,386	5.00%, 01/15/2021	1,380
	NXP Semiconductors Netherlands B.V.
1,056	3.25%, 01/11/2020	1,037
		7,652
	Finance and Insurance - 0.6%
	Asurion LLC
1,219	5.00%, 05/24/2019	1,201
1,615	8.50%, 03/03/2021	1,600
	Chrysler Group LLC
1,531	3.25%, 12/31/2018	1,514
2,669	3.50%, 05/24/2017	2,649
	Cooper Gay Swett & Crawford Ltd.
803	5.00%, 04/16/2020	737
	Evertec LLC
4,651	3.50%, 04/17/2020	4,550
	Interactive Data Corp.
841	4.75%, 05/02/2021	834
	National Financial Partners Corp.
367	4.50%, 07/01/2020	363
	Sedgwick CMS Holdings, Inc.
3,728	3.75%, 03/01/2021	3,616
1,250	6.75%, 02/28/2022	1,172
	USI Insurance Services LLC
1,086	4.25%, 12/27/2019	1,065
	Walter Investment Management Corp.
1,231	4.75%, 12/18/2020	1,108
		20,409
	Food Manufacturing - 0.2%
	Burger King Co.
800	4.50%, 12/31/2021	797
	H.J. Heinz Co.
3,075	3.50%, 06/05/2020	3,052
	Hearthside Food Solutions
597	4.50%, 06/02/2021	590
	Hostess Brands, Inc.
362	6.75%, 04/09/2020	367
	Roundy's Supermarkets, Inc.
624	5.75%, 03/03/2021	584
	U.S. Foodservice, Inc.
1,136	4.50%, 03/31/2019	1,127
		6,517

The accompanying notes are an integral part of these financial statements.

14

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.2% - (continued)
	Food Services - 0.0%
	ARAMARK Corp.
$1,010	3.25%, 02/24/2021	$992

	Furniture and Related Product Manufacturing - 0.1%
	Tempur Sealy International, Inc.
814	3.50%, 03/18/2020	796
	Wilsonart International Holdings LLC
843	4.00%, 10/31/2019	817
		1,613
	Health Care and Social Assistance - 0.4%
	American Renal Holdings, Inc.
1,189	4.50%, 08/20/2019	1,174
	Catalent Pharma Solutions, Inc.
204	4.25%, 05/20/2021	202
	Community Health Systems, Inc.
1,406	4.25%, 01/27/2021	1,401
	DaVita HealthCare Partners, Inc.
1,836	3.50%, 06/24/2021	1,813
	HCA, Inc.
2,158	3.01%, 05/01/2018	2,136
	Healogics, Inc.
374	5.25%, 07/01/2021	368
	Ikaria Acquisition, Inc.
540	5.00%, 02/12/2021	537
215	8.75%, 02/14/2022	211
	IMS Health, Inc.
1,019	3.50%, 03/17/2021	993
	Jazz Pharmaceuticals, Inc.
990	3.25%, 06/12/2018	975
	Mallinckrodt International Finance S.A.
1,514	3.25%, 03/19/2021	1,483
	One Call Medical, Inc.
660	5.00%, 11/27/2020	652
	Ortho-Clinical Diagnostics, Inc.
1,602	4.75%, 06/30/2021	1,573
	STHI Holding Corp.
244	4.50%, 08/06/2021	242
	Surgery Center Holdings, Inc.
520	5.25%, 11/03/2020	506
		14,266
	Information - 1.0%
	Charter Communications Operating LLC
3,029	3.00%, 07/01/2020	2,966
1,088	3.00%, 01/03/2021	1,066
450	4.25%, 09/10/2021	453
	Eagle Parent, Inc.
419	4.00%, 05/16/2018	413
	First Data Corp.
5,740	3.67%, 03/23/2018	5,621
845	4.17%, 03/24/2021	832
	Hyland Software, Inc.
367	4.75%, 02/19/2021	363
	Kronos, Inc.
2,729	4.50%, 10/30/2019	2,704
594	9.75%, 04/30/2020	603
	La Quinta Intermediate Holdings
1,294	4.00%, 04/14/2021	1,276
	Lawson Software, Inc.
2,248	3.75%, 06/03/2020	2,178
	Level 3 Financing, Inc.
2,020	4.50%, 01/31/2022 ☼	2,019
	Syniverse Holdings, Inc.
1,008	4.00%, 04/23/2019	978
	TransFirsT, Inc.
295	5.50%, 11/12/2021	293
205	9.00%, 11/11/2022	202
	Verint Systems, Inc.
1,676	3.50%, 09/06/2019	1,657
	Virgin Media Finance plc
2,900	3.50%, 06/07/2020	2,844
	Zayo Group LLC
1,820	4.00%, 07/02/2019	1,798
	Ziggo B.V.
2,625	3.50%, 01/15/2022	2,548
		30,814
	Media - 0.0%
	Media General, Inc.
480	4.25%, 07/31/2020 ☼	474

	Mining - 0.3%
	American Rock Salt Holdings LLC
1,438	4.75%, 05/20/2021	1,400
	Arch Coal, Inc.
3,777	6.25%, 05/16/2018	3,118
	BWAY Holding Co.
1,243	5.55%, 08/14/2020	1,237
	Fortescue Metals Group Ltd.
2,591	3.75%, 06/30/2019	2,347
		8,102
	Miscellaneous Manufacturing - 0.1%
	BE Aerospace, Inc.
1,875	4.00%, 12/16/2021	1,864
	DigitalGlobe, Inc.
796	3.75%, 01/31/2020	788
	Hamilton Sundstrand Corp.
3	4.00%, 12/13/2019	2
	Reynolds Group Holdings, Inc.
1,895	4.00%, 12/01/2018	1,857
		4,511
	Motor Vehicle and Parts Manufacturing - 0.1%
	Tower Automotive Holdings USA LLC
1,742	4.00%, 04/23/2020	1,708

	Nonmetallic Mineral Product Manufacturing - 0.0%
	Ardagh Holdings USA, Inc.
466	4.00%, 12/17/2019	457

	Other Services - 0.1%
	Apex Tool Group LLC
444	4.50%, 01/31/2020	431
	Husky Injection Molding Systems Ltd.
219	4.25%, 06/30/2021	214
	Rexnord LLC
2,000	4.00%, 08/21/2020	1,956
		2,601
	Petroleum and Coal Products Manufacturing - 0.1%
	American Energy-Marcellus LLC
540	5.25%, 08/04/2020	472

The accompanying notes are an integral part of these financial statements.

15

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.2% - (continued)
	Petroleum and Coal Products Manufacturing - 0.1% - (continued)
	Chief Exploration & Development
$625	7.50%, 05/16/2021	$558
	Drillships Ocean Ventures, Inc.
539	5.50%, 07/25/2021	431
	Fieldwood Energy LLC
1,530	3.88%, 09/28/2018	1,445
	Seadrill Ltd.
2,150	4.00%, 02/21/2021	1,663
		4,569
	Pipeline Transportation - 0.1%
	EP Energy LLC
1,404	4.50%, 04/30/2019	1,347
	Philadelphia Energy Solutions LLC
815	6.25%, 04/04/2018	764
		2,111
	Plastics and Rubber Products Manufacturing - 0.1%
	Berry Plastics Group, Inc.
3,316	3.50%, 02/08/2020	3,202
	Consolidated Container Co.
1,173	5.00%, 07/03/2019	1,128
		4,330
	Primary Metal Manufacturing - 0.1%
	Novelis, Inc.
3,678	3.75%, 03/10/2017	3,628

	Professional, Scientific and Technical Services - 0.1%
	Advantage Sales & Marketing, Inc.
818	4.25%, 07/23/2021	808
	MoneyGram International, Inc.
1,849	4.25%, 03/27/2020	1,691
		2,499
	Real Estate, Rental and Leasing - 0.2%
	DTZ U.S. Borrower LLC
765	5.50%, 11/04/2021 Б	761
415	9.25%, 11/04/2022	408
	International Lease Finance Corp.
765	3.50%, 03/06/2021	757
	Neff Corp.
608	7.25%, 06/09/2021	608
	SBA Senior Finance II LLC
2,348	3.25%, 03/24/2021	2,295
		4,829
	Retail Trade - 0.4%
	Affinia Group, Inc.
536	4.75%, 04/27/2020	529
	Albertson's LLC
805	4.50%, 08/25/2021	804
	American Builders & Contractors Supply Co., Inc.
928	3.50%, 04/16/2020	898
	Cooper-Standard Automotive, Inc.
776	4.00%, 04/04/2021	763
	Lands' End, Inc.
789	4.25%, 04/04/2021	780
	Mauser-Werke GmbH
404	4.50%, 07/31/2021	396
	Metaldyne Performance Group, Inc.
685	4.25%, 10/20/2021	681
	Michaels Stores, Inc.
1,152	4.00%, 01/28/2020	1,130
	Neiman Marcus (The) Group, Inc.
1,572	4.25%, 10/25/2020	1,534
	Rite Aid Corp.
250	5.75%, 08/21/2020	250
	Weight Watchers International, Inc.
4,976	4.00%, 04/02/2020	3,819
		11,584
	Truck Transportation - 0.0%
	Nexeo Solutions LLC
640	5.00%, 09/08/2017	615

	Utilities - 0.1%
	Calpine Corp.
1,381	3.25%, 01/31/2022	1,329
	Energy Future Holdings
600	4.25%, 06/19/2016	600
	Star West Generation LLC
2,128	4.25%, 03/13/2020	2,097
	Texas Competitive Electric Holdings Co. LLC
800	4.65%, 10/10/2017 Ψ	516
		4,542
	Wholesale Trade - 0.1%
	Gates Global LLC
1,895	4.25%, 07/05/2021	1,841

	Total Senior Floating Rate Interests
	(Cost $174,412)	$168,490

U.S. Government Agencies - 28.5%
	FHLMC - 9.4%
$69,868	0.36%, 10/25/2020 ►	$983
32,941	2.00%, 08/25/2018 ►	2,044
59,585	3.00%, 01/15/2029 - 01/15/2044 ☼Ð	60,920
59,839	3.50%, 01/15/2029 - 01/15/2044 ☼Ð	62,476
60,288	4.00%, 08/01/2025 - 07/01/2044 ☼Ð	64,357
62,100	4.50%, 01/15/2044 ☼Ð	67,308
30,072	5.50%, 10/01/2018 - 06/01/2041	33,671
10,849	6.00%, 04/01/2017 - 01/15/2044 ☼Ð	12,319
430	6.50%, 07/01/2031 - 12/01/2037	489
4	7.50%, 09/01/2029 - 11/01/2031	5
		304,572
	FNMA - 12.1%
7,504	2.14%, 11/01/2022	7,382
10,442	2.15%, 10/01/2022	10,286
5,028	2.20%, 12/01/2022	4,966
2,929	2.28%, 11/01/2022	2,896
130	2.29%, 10/01/2022	129
2,487	2.34%, 11/01/2022	2,468
2,299	2.40%, 10/01/2022	2,291
2,976	2.42%, 10/01/2022 - 11/01/2022	2,968
135	2.44%, 01/01/2023	134
115	2.45%, 08/01/2022	115
2,011	2.47%, 11/01/2022	2,011
45,524	2.50%, 01/15/2029 - 01/15/2044 ☼Ð	45,470
130	2.66%, 09/01/2022	132
1,150	2.76%, 05/01/2021	1,179
181	2.78%, 04/01/2022	185
181	2.98%, 01/01/2022	187

The accompanying notes are an integral part of these financial statements.

16

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
U.S. Government Agencies - 28.5% - (continued)
	FNMA - 12.1% - (continued)
$84,020	3.00%, 01/15/2029 - 01/15/2044 ☼Ð	$85,388
139	3.20%, 04/01/2022	146
1,055	3.21%, 05/01/2023	1,105
1,477	3.26%, 05/01/2024	1,548
575	3.34%, 04/01/2024	607
220	3.45%, 01/01/2024	234
232	3.47%, 01/01/2024	247
6,400	3.50%, 01/15/2044 Ð	6,671
580	3.67%, 08/01/2023	624
155	3.70%, 10/01/2023	167
2,084	3.74%, 06/01/2026	2,259
210	3.76%, 03/01/2024	227
480	3.86%, 11/01/2023 - 12/01/2025	524
551	3.87%, 10/01/2025	605
701	3.89%, 05/01/2030	759
730	3.93%, 10/01/2023	800
308	3.96%, 05/01/2034	338
195	3.97%, 05/01/2029	215
25,176	4.00%, 06/01/2025 - 01/15/2044 ☼Ð	26,905
2,895	4.02%, 11/01/2028	3,199
464	4.06%, 10/01/2028	515
96,403	4.50%, 04/01/2025 - 01/15/2044 ☼Ð	104,700
27,686	5.00%, 02/01/2018 - 01/15/2044 ☼Ð	30,298
28,092	5.50%, 01/01/2017 - 01/01/2037	31,458
6,719	5.50%, 06/25/2042 ►	1,176
6,822	6.00%, 04/01/2016 - 02/01/2037	7,750
10	6.50%, 07/01/2016 - 07/01/2032	11
231	7.00%, 02/01/2016 - 10/01/2037	268
226	7.50%, 11/01/2015 - 05/01/2032	256
—	8.00%, 04/01/2032	—
		391,799
	GNMA - 7.0%
9,700	3.00%, 01/15/2044 ☼Ð	9,919
42,606	3.50%, 11/15/2042 - 01/15/2044 ☼Ð	44,818
82,490	4.00%, 07/20/2040 - 01/15/2044 ☼Ð	88,632
25,365	4.50%, 11/15/2039 - 07/15/2041	27,912
21,626	5.00%, 05/20/2040 - 03/15/2044 ☼Ð	23,941
6,801	5.50%, 03/15/2033 - 10/20/2034	7,706
16,983	6.00%, 12/15/2023 - 06/15/2041	19,325
4,582	6.50%, 06/15/2028 - 09/15/2032	5,254
17	7.00%, 06/20/2030 - 08/15/2031	20
1	8.50%, 11/15/2024	1
		227,528
	Total U.S. Government Agencies
	(Cost $908,746)	$923,899

U.S. Government Securities - 14.4%
Other Direct Federal Obligations - 6.2%
	FHLB - 6.2%
$200,000	0.09%, 02/25/2015 ○	$199,982

U.S. Treasury Securities - 8.2%
	U.S. Treasury Bonds - 3.0%
23,575	3.00%, 11/15/2044 ╦	24,776
39,865	3.13%, 08/15/2044 □Є	42,917
15,525	3.38%, 05/15/2044 Є	17,478
10,150	3.75%, 11/15/2043	12,201
		97,372

	U.S. Treasury Notes - 5.2%
163,400	0.13%, 04/15/2019 - 07/15/2024 ◄╦	160,297
3,605	0.25%, 07/31/2015 □Є	3,608
1,300	0.50%, 09/30/2016 Є	1,298
375	1.00%, 09/15/2017	375
250	2.25%, 11/15/2024	252
2,075	2.38%, 08/15/2024	2,113
		167,943
		265,315
	Total U.S. Government Securities
	(Cost $459,125)	$465,297

Preferred Stocks - 0.1%
	Banks - 0.0%
2	U.S. Bancorp	$1,833

	Diversified Financials - 0.1%
65	Citigroup Capital XIII	1,736
10	Discover Financial Services	263
		1,999
	Insurance - 0.0%
11	Allstate (The) Corp.	279

	Total Preferred Stocks
	(Cost $3,941)	$4,111

	Total Long-Term Investments Excluding Purchased Options
	(Cost $3,523,608)	$3,568,604

Short-Term Investments - 5.5%
Other Direct Federal Obligations - 4.6%
	FHLB
$42,325	0.07%, 1/30/2015 ○	$42,323
108,345	0.07%, 4/28/2015	108,305
		150,628
Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $27, collateralized by U.S. Treasury Note 0.75%, 2018, value of $28)
$27	0.05%, 12/31/2014	$27
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $139, collateralized by U.S. Treasury Note 2.50%, 2024, value of $142)
139	0.07%, 12/31/2014	139
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $3,624, collateralized by U.S.
Treasury Bond 3.88% - 5.25%, 2029 - 2040,
U.S. Treasury Note 0.25% - 4.63%, 2015 -
	2022, value of $3,697)
3,624	0.06%, 12/31/2014	3,624

The accompanying notes are an integral part of these financial statements.

17

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 5.5% - (continued)
Repurchase Agreements - 0.9% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,579, collateralized by FHLMC
2.00% - 5.50%, 2019 - 2044, FNMA 2.00% -
4.00%, 2024 - 2042, GNMA 3.00%, 2043,
U.S. Treasury Bill 0.07%, 2015, value of
	$1,611)
$1,579	0.07%, 12/31/2014		$1,579
Barclays Capital TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $3,882, collateralized by U.S.
Treasury Bond 3.63%, 2043, U.S. Treasury
Note 0.88% - 2.00%, 2017 - 2020, value of
	$3,959)
3,882	0.05%, 12/31/2014		3,882
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2015 in the amount of $6,938,
collateralized by U.S. Treasury Bond 3.63%
- 9.88%, 2015 - 2043, U.S. Treasury Note
0.25% - 2.75%, 2015 - 2022, value of
	$7,076)
6,938	0.06%, 12/31/2014		6,938
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,126, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00%
- 9.50%, 2015 - 2049, GNMA 2.50% -
	10.00%, 2016 - 2055, value of $1,149)
1,126	0.12%, 12/31/2014		1,126
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $295, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $301)
295	0.07%, 12/31/2014		295
Societe Generale TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $3,301, collateralized by U.S.
Treasury Bond 8.75%, 2020, U.S. Treasury
Note 0.25% - 2.88%, 2015 - 2022, value of
	$3,367)
3,301	0.07%, 12/31/2014		3,301
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $7,069, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $7,210)
7,069	0.08%, 12/31/2014		7,069
			27,980
	Total Short-Term Investments
	(Cost $178,640)		$178,608

	Total Investments Excluding Purchased Options
	(Cost $3,702,248)	115.7%	$3,747,212
	Total Purchased Options
	(Cost $1,434)	—%	96
	Total Investments
	(Cost $3,703,682) ▲	115.7%	$3,747,308
	Other Assets and Liabilities	(15.7)%	(507,669)
	Total Net Assets	100.0%	$3,239,639

The accompanying notes are an integral part of these financial statements.

18

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $3,707,970 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$85,737
Unrealized Depreciation	(46,399)
Net Unrealized Appreciation	$39,338

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of December 31, 2014, the aggregate value of the unfunded commitment was $286, which rounds to zero percent of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $660,403, which represents 20.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $132,001, which represents 4.1% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $514,730 at December 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Ð	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.

19

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Cash and securities pledged and received as collateral in connection with derivatives at December 31, 2014:

	Pledged ‡	Received *
OTC option and/or OTC swap contracts	$–	$19,058
Total	$–	$19,058

‡	As previously noted, certain securities, or a portion of these securities, are pledged as collateral in connection with certain derivative instruments. These securities are held by the Fund but are not represented in the table above.
*	Securities valued at $9,707, held on behalf of the Fund at the custodian, were designated by broker(s) as collateral in connection with OTC option and/or OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund and are not included on the Statement of Assets and Liabilities.

OTC Swaption Contracts Outstanding at December 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption USD	JPM	IR	3.50%	04/29/15	USD	50,860,000	$11	$895	$(884)

* The number of contracts does not omit 000's.

OTC Option Contracts Outstanding at December 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
BRL Call/USD Put	JPM	FX	2.41 BRL per USD	09/28/15	BRL	21,400,000	$18	$153	$(135)
INR Call/USD Put	BOA	FX	62.55 INR per USD	01/16/15	INR	410,000,000	9	107	(98)
MXN Call/USD Put	JPM	FX	13.61 MXN per USD	01/16/15	MXN	88,909,409	–	131	(131)
RUB Call/USD Put	GSC	FX	36.97 RUB per USD	09/03/15	RUB	312,000,000	7	112	(105)
Total Calls						832,309,409	$34	$503	$(469)
Puts
PEN Put/USD Call	JPM	FX	3.01 PEN per USD	03/10/15	PEN	9,760,000	$51	$36	$15

Total purchased option contracts						842,069,409	$85	$539	$(454)

*   The number of contracts does not omit 000's.

Futures Contracts Outstanding at December 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Long Gilt Future	51	03/27/2015	$9,244	$9,501	$257	$–	$34	$–
U.S. Treasury 30-Year Bond Future	1,748	03/20/2015	249,545	252,695	3,150	–	494	–
U.S. Treasury 5-Year Note Future	5,254	03/31/2015	624,808	624,857	49	–	821	–
Total					$3,456	$–	$1,349	$–
Short position contracts:
Euro-BOBL Future	2	03/06/2015	$313	$315	$–	$(2)	$–	$–
Euro-BUND Future	55	03/06/2015	10,184	10,374	–	(190)	–	–
U.S. Treasury 10-Year Note Future	3,002	03/20/2015	379,392	380,644	–	(1,252)	13	(681)
U.S. Treasury 2-Year Note Future	10	03/31/2015	2,186	2,186	–	–	–	–
U.S. Treasury CME Ultra Long Term Bond Future	258	03/20/2015	40,866	42,618	–	(1,752)	–	(89)
Total					$–	$(3,196)	$13	$(770)
Total futures contracts					$3,456	$(3,196)	$1,362	$(770)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

20

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at December 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	3,882	(0.32)%	07/25/45	$1,450	$–	$811	$–	$(639)
ABX.HE.AAA.06-1	BCLY	USD	534	(0.18)%	07/25/45	56	–	13	–	(43)
ABX.HE.AAA.06-1	BOA	USD	268	(0.18)%	07/25/45	15	–	7	–	(8)
ABX.HE.AAA.06-1	GSC	USD	29	(0.18)%	07/25/45	3	–	1	–	(2)
ABX.HE.AAA.06-1	JPM	USD	220	(0.18)%	07/25/45	6	–	6	–	–
ABX.HE.AAA.06-1	MSC	USD	203	(0.18)%	07/25/45	17	–	5	–	(12)
ABX.HE.AAA.06-2	BOA	USD	4,808	(0.11)%	05/25/46	1,004	–	956	–	(48)
ABX.HE.AAA.06-2	CSI	USD	2,386	(0.11)%	05/25/46	563	–	474	–	(89)
ABX.HE.AAA.06-2	JPM	USD	2,476	(0.11)%	05/25/46	497	–	492	–	(5)
ABX.HE.AAA.06-2	MSC	USD	655	(0.11)%	05/25/46	132	–	130	–	(2)
ABX.HE.AAA.07	MSC	USD	296	(0.09)%	08/25/37	77	–	77	–	–
ABX.HE.AAA.07-1	CSI	USD	4,542	(0.09)%	08/25/37	1,316	–	1,174	–	(142)
ABX.HE.AAA.07-1	GSC	USD	1,868	(0.09)%	08/25/37	471	–	483	12	–
ABX.HE.AAA.07-1	MSC	USD	2,519	(0.09)%	08/25/37	617	–	651	34	–
ABX.HE.PENAAA.06-2	BCLY	USD	787	(0.11)%	05/25/46	129	–	109	–	(20)
ABX.HE.PENAAA.06-2	BOA	USD	2,053	(0.11)%	05/25/46	467	–	285	–	(182)
ABX.HE.PENAAA.06-2	GSC	USD	1,933	(0.11)%	05/25/46	483	–	268	–	(215)
ABX.HE.PENAAA.06-2	JPM	USD	3,488	(0.11)%	05/25/46	851	–	484	–	(367)
ABX.HE.PENAAA.06-2	JPM	USD	1,220	(0.11)%	05/25/46	167	–	169	2	–
ABX.HE.PENAAA.06-2	MSC	USD	2,435	(0.11)%	05/25/46	591	–	338	–	(253)
ABX.HE.PENAAA.07-1	JPM	USD	2,971	(0.09)%	08/25/37	1,222	–	668	–	(554)
CDX.EM.21	JPM	USD	7,125	(1.00)%	12/20/19	848	–	739	–	(109)
CMBX.NA.A.7	JPM	USD	3,010	(2.00)%	01/17/47	–	(63)	(6)	57	–
CMBX.NA.AA.2	BOA	USD	7,501	(0.15)%	03/15/49	2,845	–	2,506	–	(339)
CMBX.NA.AA.2	CSI	USD	1,277	(0.15)%	03/15/49	446	–	427	–	(19)
CMBX.NA.AA.2	CSI	USD	3,463	(0.15)%	03/15/49	1,074	–	1,157	83	–
CMBX.NA.AA.7	CSI	USD	3,405	(1.50)%	01/17/47	–	(33)	3	36	–
CMBX.NA.AA.7	CSI	USD	7,880	(1.50)%	01/17/47	36	–	6	–	(30)
CMBX.NA.AA.7	MSC	USD	3,400	(1.50)%	01/17/47	–	(35)	3	38	–
CMBX.NA.AJ.1	DEUT	USD	1,430	(0.84)%	10/12/52	100	–	32	–	(68)
CMBX.NA.AJ.1	JPM	USD	455	(0.84)%	10/12/52	32	–	10	–	(22)
CMBX.NA.AJ.1	MSC	USD	2,550	(0.84)%	10/12/52	179	–	57	–	(122)
CMBX.NA.AJ.2	CSI	USD	3,639	(1.09)%	03/15/49	299	–	311	12	–
CMBX.NA.AJ.2	DEUT	USD	4,562	(1.09)%	03/15/49	412	–	390	–	(22)
CMBX.NA.AJ.2	GSC	USD	5,930	(1.09)%	03/15/49	445	–	507	62	–
CMBX.NA.AJ.4	CBK	USD	2,376	(0.96)%	02/17/51	448	–	462	14	–
CMBX.NA.AJ.4	CSI	USD	4,761	(0.96)%	02/17/51	872	–	926	54	–
CMBX.NA.AJ.4	CSI	USD	1,026	(0.96)%	02/17/51	205	–	200	–	(5)
CMBX.NA.AJ.4	DEUT	USD	2,963	(0.96)%	02/17/51	576	–	576	–	–
CMBX.NA.AJ.4	GSC	USD	6,320	(0.96)%	02/17/51	1,108	–	1,228	120	–
CMBX.NA.AJ.4	MSC	USD	2,286	(0.96)%	02/17/51	400	–	445	45	–
CMBX.NA.AJ.4	MSC	USD	7,007	(0.96)%	02/17/51	2,206	–	1,362	–	(844)
CMBX.NA.AM.2	CSI	USD	7,960	(0.50)%	03/15/49	487	–	80	–	(407)
CMBX.NA.AM.2	DEUT	USD	7,960	(0.50)%	03/15/49	457	–	80	–	(377)
CMBX.NA.AM.2	MSC	USD	1,815	(0.50)%	03/15/49	89	–	18	–	(71)
CMBX.NA.AM.4	MSC	USD	2,685	(0.50)%	02/17/51	568	–	86	–	(482)
CMBX.NA.AS.6	CSI	USD	6,665	(1.00)%	05/11/63	89	–	57	–	(32)
CMBX.NA.AS.7	CBK	USD	2,970	(1.00)%	01/17/47	70	–	49	–	(21)
CMBX.NA.AS.7	CSI	USD	3,650	(1.00)%	01/17/47	86	–	60	–	(26)
Total						$24,511	$(131)	$19,372	$569	$(5,577)
Sell protection:
CMBX.NA.A.2	BOA	USD	1,693	0.25%	03/15/49	$–	$(977)	$(1,116)	$–	$(139)
CMBX.NA.A.6	MSC	USD	2,230	2.00%	05/11/63	20	–	24	4	–
CMBX.NA.AAA.6	BOA	USD	9,890	0.50%	05/11/63	–	(225)	(209)	16	–
CMBX.NA.AAA.6	CSI	USD	7,695	0.50%	05/11/63	–	(150)	(163)	–	(13)
CMBX.NA.AAA.6	CSI	USD	15,965	0.50%	05/11/63	–	(434)	(339)	95	–

The accompanying notes are an integral part of these financial statements.

21

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at December 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	CSI	USD	1,368	5.00%	05/11/63	$–	$(40)	$5	$45	$–
CMBX.NA.AAA.6	DEUT	USD	4,850	0.50%	05/11/63	–	(74)	(103)	–	(29)
CMBX.NA.AAA.6	DEUT	USD	12,790	0.50%	05/11/63	–	(311)	(272)	39	–
CMBX.NA.AAA.6	GSC	USD	2,610	0.50%	05/11/63	–	(56)	(55)	1	–
CMBX.NA.AAA.6	MSC	USD	7,315	0.50%	05/11/63	–	(177)	(156)	21	–
CMBX.NA.AAA.6	UBS	USD	23,365	0.50%	05/11/63	–	(597)	(497)	100	–
CMBX.NA.AAA.7	BOA	USD	5,070	0.50%	01/17/47	–	(125)	(161)	–	(36)
CMBX.NA.AAA.7	CSI	USD	5,010	0.50%	01/17/47	–	(137)	(159)	–	(22)
CMBX.NA.BB.6	BOA	USD	7,875	5.00%	05/11/63	–	(56)	26	82	–
CMBX.NA.BB.6	CBK	USD	3,325	5.00%	05/11/63	–	(26)	11	37	–
CMBX.NA.BB.6	CSI	USD	5,555	5.00%	05/11/63	–	(69)	18	87	–
CMBX.NA.BB.6	CSI	USD	5,425	5.00%	05/11/63	93	–	18	–	(75)
CMBX.NA.BB.6	CSI	USD	3,420	5.00%	05/11/63	1	–	12	11	–
CMBX.NA.BB.6	GSC	USD	2,590	5.00%	05/11/63	15	–	8	–	(7)
CMBX.NA.BB.6	MSC	USD	2,335	5.00%	05/11/63	–	(149)	8	157	–
CMBX.NA.BB.7	BOA	USD	2,190	5.00%	01/17/47	–	(80)	(44)	36	–
CMBX.NA.BB.7	CBK	USD	790	5.00%	01/17/47	–	(24)	(16)	8	–
CMBX.NA.BB.7	CSI	USD	7,735	5.00%	01/17/47	–	(370)	(158)	212	–
CMBX.NA.BB.7	DEUT	USD	3,845	5.00%	01/17/47	–	(103)	(78)	25	–
CMBX.NA.BB.7	MSC	USD	1,580	5.00%	01/17/47	–	(20)	(32)	–	(12)
CMBX.NA.BBB-.7	CSI	USD	6,080	3.00%	01/17/47	–	(265)	(72)	193	–
PrimeX.ARM.2	MSC	USD	5,682	4.58%	12/25/37	–	(417)	175	592	–
PrimeX.ARM.2	MSC	USD	49	4.58%	12/25/37	2	–	2	–	–
Total						$131	$(4,882)	$(3,323)	$1,761	$(333)
Total traded indices						$24,642	$(5,013)	$16,049	$2,330	$(5,910)
Credit default swaps on single-name issues:
Buy protection:
Brazil (Federative Republic of)	GSC	USD	4,260	(1.00)% / 1.94%	12/20/19	$183	$–	$186	$3	$–
Brazil (Federative Republic of)	JPM	USD	4,240	(1.00)% / 1.94%	12/20/19	213	–	185	–	(28)
ConAgra Foods, Inc.	JPM	USD	1,300	(1.00)% / 0.54%	03/20/20	–	(32)	(30)	2	–
Darden Restaurants, Inc.	BCLY	USD	6,300	(1.00)% / 1.51%	12/20/19	230	–	151	–	(79)
E L Du Pont De Nemours & Company	BCLY	USD	1,275	(1.00)% / 0.42%	03/20/20	–	(37)	(37)	–	–
Russia (Federation of)	GSC	USD	13,125	(1.00)% / 4.78%	12/20/19	2,829	–	2,073	–	(756)
Total						$3,455	$(69)	$2,528	$5	$(863)
Sell protection:
Illinois State GO	GSC	USD	1,050	1.00% / 1.32%	06/20/17	$4	$–	$(8)	$–	$(12)
Turkey (Republic of)	BNP	USD	4,030	1.00% / 1.77%	12/20/19	–	(144)	(146)	–	(2)
South Africa (Republic of)	GSC	USD	4,050	1.00% / 1.83%	12/20/19	–	(111)	(158)	–	(47)
Transocean, Inc.	MSC	USD	825	1.00% / 6.60%	03/20/20	–	(161)	(189)	–	(28)
Total						$4	$(416)	$(501)	$–	$(89)
Total single-name issues						$3,459	$(485)	$2,027	$5	$(952)
Total OTC contracts						$28,101	$(5,498)	$18,076	$2,335	$(6,862)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on December 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

22

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.22	CME	USD	27,705	(5.00)%	06/20/19	$(1,700)	$(1,888)	$–	$(188)	$–	$(17)
CDX.NA.HY.23	CME	USD	163,295	(5.00)%	12/20/19	(8,930)	(10,136)	–	(1,206)	–	(125)
CDX.NA.IG.23	CME	USD	222,050	(1.00)%	12/20/19	(3,125)	(3,567)	–	(442)	–	(5)
ITRAXX.EUR.22	ICE	EUR	43,705	(1.00)%	12/20/19	(1,023)	(956)	67	–	7	–
ITRAXX.XOV.22	ICE	EUR	69,455	(5.00)%	12/20/19	(5,900)	(5,631)	269	–	133	–
Total						$(20,678)	$(22,178)	$336	$(1,836)	$140	$(147)

(a)	The FCM to the contracts is GSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	0.43% Fixed	6M EURIBOR	EUR	250	09/17/17	$–	$(2)	$–	$(2)	$–	$–

(a)	The FCM to the contracts is GSC.

TBA Sale Commitments Outstanding at December 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.50%	$16,300	01/15/2044	$16,948	$(101)
FHLMC, 5.00%	2,900	01/15/2044	3,200	9
FHLMC, 5.50%	29,900	01/15/2044	33,402	44
FNMA, 3.50%	41,600	01/15/2029	43,946	(65)
FNMA, 3.50%	29,200	01/15/2044	30,439	(34)
FNMA, 4.00%	8,400	01/15/2029	8,900	(3)
FNMA, 5.50%	18,900	01/15/2044	21,141	5
FNMA, 6.00%	5,700	01/15/2044	6,464	5
GNMA, 3.50%	7,700	01/15/2044	8,083	(6)
GNMA, 4.50%	67,700	01/15/2044	73,970	(9)
Total			$246,493	$(155)

At December 31, 2014, the aggregate market value of these securities represents 7.6% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Buy	01/15/2015	UBS	$4,696	$4,779	$83	$–
BRL	Sell	01/15/2015	UBS	9,108	9,230	–	(122)
COP	Buy	01/15/2015	UBS	1,444	1,414	–	(30)
COP	Sell	01/15/2015	BOA	9,207	9,119	88	–
EUR	Buy	03/18/2015	NAB	30	29	–	(1)
EUR	Buy	01/16/2015	RBC	743	732	–	(11)

The accompanying notes are an integral part of these financial statements.

23

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at December 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	02/19/2015	BNP	$326	$315	$11	$–
EUR	Sell	02/19/2015	BOA	734	714	20	–
EUR	Sell	09/18/2015	CBK	3,350	3,144	206	–
EUR	Sell	02/19/2015	DEUT	336	327	9	–
EUR	Sell	01/16/2015	HSBC	1,615	1,567	48	–
EUR	Sell	01/16/2015	JPM	42,718	41,631	1,087	–
EUR	Sell	02/19/2015	JPM	294	284	10	–
EUR	Sell	03/18/2015	NAB	1,696	1,658	38	–
GBP	Sell	02/06/2015	BOA	6,706	6,599	107	–
GBP	Sell	01/16/2015	CBK	9,873	9,823	50	–
GBP	Sell	02/06/2015	MSC	606	600	6	–
MYR	Buy	02/13/2015	BOA	4,543	4,520	–	(23)
MYR	Sell	02/13/2015	BCLY	9,779	9,367	412	–
NGN	Buy	10/08/2015	BNP	5,231	4,606	–	(625)
NGN	Sell	10/08/2015	CBK	2,270	2,329	–	(59)
NGN	Sell	01/15/2015	JPM	2,336	2,489	–	(153)
RON	Buy	03/16/2015	BNP	4,875	4,742	–	(133)
RSD	Buy	09/18/2015	CBK	3,094	2,876	–	(218)
RUB	Sell	01/15/2015	JPM	1,712	1,468	244	–
TRY	Buy	03/31/2015	BOA	5,548	5,533	–	(15)
TRY	Sell	03/31/2015	BCLY	5,646	5,532	114	–
ZAR	Buy	01/15/2015	CBK	3,348	3,335	–	(13)
ZAR	Sell	01/15/2015	BCLY	3,355	3,335	20	–
Total						$2,553	$(1,403)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

24

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Peso
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
INR	Indian Rupee
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian New Ruble
TRY	Turkish New Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Municipal Bond Abbreviations:
GO	General Obligation
Rev	Revenue

Other Abbreviations:
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

25

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$923,641	$–	$847,597	$76,044
Corporate Bonds	947,093	–	947,093	–
Foreign Government Obligations	101,345	–	101,345	–
Municipal Bonds	34,728	–	34,728	–
Preferred Stocks	4,111	2,278	1,833	–
Senior Floating Rate Interests	168,490	–	168,490	–
U.S. Government Agencies	923,899	–	923,899	–
U.S. Government Securities	465,297	185,073	280,224	–
Short-Term Investments	178,608	–	178,608	–
Purchased Options	96	–	96	–
Total	$3,747,308	$187,351	$3,483,913	$76,044
Foreign Currency Contracts *	$2,553	$–	$2,553	$–
Futures *	3,456	3,456	–	–
Swaps - Credit Default *	2,671	–	2,671	–
Total	$8,680	$3,456	$5,224	$–
Liabilities:
TBA Sale Commitments	$246,493	$–	$246,493	$–
Total	$246,493	$–	$246,493	$–
Foreign Currency Contracts *	$1,403	$–	$1,403	$–
Futures *	3,196	3,196	–	–
Swaps - Credit Default *	8,698	–	8,698	–
Swaps - Interest Rate *	2	–	2	–
Total	$13,299	$3,196	$10,103	$–

♦	For the year ended December 31, 2014, investments valued at $305,412 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$100,975	$3,626	$(365	)†	$4,568	$34,623	$(55,656)	$—	$(11,727)	$76,044
Corporate Bonds	4,547	100	23		—	—	(4,670)	—	—	—
Total	$105,522	$3,726	$(342)		$4,568	$34,623	$(60,326)	$—	$(11,727)	$76,044
Swaps‡	$294	$—	$—		$—	$—	$—	$—	$(294)	$—
Total	$294	$—	$—		$—	$—	$—	$—	$(294)	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
	1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
	2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
	3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(135).
‡	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

26

Hartford Total Return Bond HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,703,682)	$3,747,308
Cash	3,134
Unrealized appreciation on foreign currency contracts	2,553
Unrealized appreciation on OTC swap contracts	2,335
Receivables:
Investment securities sold	505,183
Fund shares sold	297
Dividends and interest	18,809
Variation margin on financial derivative instruments	1,502
OTC swap premiums paid	28,101
Other assets	—
Total assets	4,309,222
Liabilities:
Unrealized depreciation on foreign currency contracts	1,403
Unrealized depreciation on OTC swap contracts	6,862
TBA sale commitments, at market value (proceeds $246,338)	246,493
Payables:
Investment securities purchased	797,026
Fund shares redeemed	1,443
Investment management fees	327
Distribution fees	20
Collateral received from broker	9,351
Variation margin on financial derivative instruments	917
Accrued expenses	223
OTC swap premiums received	5,498
Other liabilities	20
Total liabilities	1,069,583
Net assets	$3,239,639
Summary of Net Assets:
Capital stock and paid-in-capital	$3,045,938
Undistributed net investment income	91,320
Accumulated net realized gain	63,603
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	38,778
Net assets	$3,239,639
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$11.63
Shares outstanding	247,681
Net assets	$2,879,633
Class IB: Net asset value per share	$11.56
Shares outstanding	31,155
Net assets	$360,006

The accompanying notes are an integral part of these financial statements.

27

Hartford Total Return Bond HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$584
Interest	116,821
Less: Foreign tax withheld	(39)
Total investment income, net	117,366

Expenses:
Investment management fees	16,133
Transfer agent fees	6
Distribution fees - Class IB	980
Custodian fees	78
Accounting services fees	700
Board of Directors' fees	90
Audit fees	40
Other expenses	569
Total expenses (before fees paid indirectly)	18,596
Custodian fee offset	(1)
Total fees paid indirectly	(1)
Total expenses, net	18,595
Net Investment Income	98,771

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	138,887
Less: Foreign taxes paid on realized capital gains	(57)
Net realized gain on purchased option contracts	1,599
Net realized loss on TBA sale transactions	(19,911)
Net realized loss on futures contracts	(11,440)
Net realized gain on written option contracts	1,121
Net realized loss on swap contracts	(13,969)
Net realized gain on foreign currency contracts	1,939
Net realized loss on other foreign currency transactions	(154)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	98,015

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,554
Net unrealized depreciation of purchased option contracts	(1,196)
Net unrealized depreciation of TBA sale commitments	(818)
Net unrealized depreciation of futures contracts	(5,369)
Net unrealized depreciation of swap contracts	(2,758)
Net unrealized appreciation of foreign currency contracts	1,150
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(78)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	6,485
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	104,500
Net Increase in Net Assets Resulting from Operations	$203,271

The accompanying notes are an integral part of these financial statements.

28

Hartford Total Return Bond HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$98,771	$105,303
Net realized gain on investments, other financial instruments and foreign currency transactions	98,015	2,282
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,485	(157,806)
Net Increase (Decrease) in Net Assets Resulting from Operations	203,271	(50,221)
Distributions to Shareholders:
From net investment income
Class IA	(97,444)	(133,325)
Class IB	(11,323)	(17,335)
Total distributions	(108,767)	(150,660)
Capital Share Transactions:
Class IA
Sold	161,255	655,332
Issued on reinvestment of distributions	97,444	133,325
Redeemed	(753,675)	(895,940)
Total capital share transactions	(494,976)	(107,283)
Class IB
Sold	11,944	52,736
Issued on reinvestment of distributions	11,323	17,335
Redeemed	(88,688)	(195,160)
Total capital share transactions	(65,421)	(125,089)
Net decrease from capital share transactions	(560,397)	(232,372)
Net Decrease in Net Assets	(465,893)	(433,253)
Net Assets:
Beginning of period	3,705,532	4,138,785
End of period	$3,239,639	$3,705,532
Undistributed (distributions in excess of) net investment income	$91,320	$107,442
Shares:
Class IA
Sold	13,906	56,799
Issued on reinvestment of distributions	8,429	11,960
Redeemed	(64,593)	(76,678)
Total share activity	(42,258)	(7,919)
Class IB
Sold	1,038	4,520
Issued on reinvestment of distributions	985	1,564
Redeemed	(7,668)	(16,836)
Total share activity	(5,645)	(10,752)

The accompanying notes are an integral part of these financial statements.

29

Hartford Total Return Bond HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford Total Return Bond HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market

30

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed,

31

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled “Quantitative Information about Level 3 Fair Value Measurements.”

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at December 31, 2014
Assets:
Asset and Commercial Mortgage Backed Securities
Discounted cash flow	Internal rate of return	2.79% - 6.99% (4.42%)	57,295
	Life expectancy (in months)	23 - 309 (151)
Independent pricing service	Prior day valuation	$67.73 - $100.73 ($77.65)	3,849
Indicative market quotations	Broker quote †	$99.26 - $99.92 ($99.63)	14,900
Total			$76,044

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of December 31, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

32

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

33

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be-announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences

34

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of December 31, 2014, which may be a part of dollar roll transactions.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of December 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of December 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of December 31, 2014.

35

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized

36

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of December 31, 2014. The Fund had no outstanding written option contracts as of December 31, 2014. Transactions involving written option contracts during the year ended December 31, 2014, are summarized below:

	Options Contract Activity During the Year Ended December 31, 2014
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	271,740,897	4,506
Expired	(252,240,000)	(641)
Closed	(19,500,897)	(3,865)
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	271,740,878	4,132
Expired	(250,100,000)	(307)
Closed	(21,640,878)	(3,825)
Exercised	—	—
End of year	—	$—

 * The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market

37

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of December 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is

38

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of December 31, 2014.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statement of Operations at the determination date.  The Fund had no outstanding spreadlock swap contracts as of December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$11	$85	$—	$—	$—	$—	$96
Unrealized appreciation on foreign currency contracts	—	2,553	—	—	—	—	2,553
Unrealized appreciation on OTC swap contracts	—	—	2,335	—	—	—	2,335
Variation margin receivable *	1,362	—	140	—	—	—	1,502
Total	$1,373	$2,638	$2,475	$—	$—	$—	$6,486

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,403	$—	$—	$—	$—	$1,403
Unrealized depreciation on OTC swap contracts	—	—	6,862	—	—	—	6,862
Variation margin payable *	770	—	147	—	—	—	917
Total	$770	$1,403	$7,009	$—	$—	$—	$9,182

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $260 and open centrally cleared swaps net cumulative depreciation of $(1,502) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

39

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased option contracts	$1,687	$(85)	$(3)	$—	$—	$—	$1,599
Net realized loss on futures contracts	(11,440)	—	—	—	—	—	(11,440)
Net realized gain on written option contracts	172	—	949	—	—	—	1,121
Net realized gain (loss) on swap contracts	870	—	(14,839)	—	—	—	(13,969)
Net realized gain on foreign currency contracts	—	1,939	—	—	—	—	1,939
Total	$(8,711)	$1,854	$(13,893)	$—	$—	$—	$(20,750)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased option contracts	$(742)	$(454)	$—	$—	$—	$—	$(1,196)
Net change in unrealized depreciation of futures contracts	(5,369)	—	—	—	—	—	(5,369)
Net change in unrealized depreciation of swap contracts	(296)	—	(2,462)	—	—	—	(2,758)
Net change in unrealized appreciation of foreign currency contracts	—	1,150	—	—	—	—	1,150
Total	$(6,407)	$696	$(2,462)	$—	$—	$—	$(8,173)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties for certain derivative types. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received		Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$22,376	$(3,561)	$(9,238	)†	$(9,119	)†	$458
Futures contracts - variation margin receivable	1,362	(770)	—		—		592
Swap contracts - variation margin receivable	140	(140)	—		—		—
Unrealized appreciation on foreign currency contracts	2,553	(542)	—		—		2,011
Total subject to a master netting or similar arrangement	$26,431	$(5,013)	$(9,238)		$(9,119)		$3,061

*	Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

†	An additional $469 of non-cash collateral and $232 of cash collateral was received by the Fund related to derivative assets.

40

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC swap contracts at market value	$4,204	$(3,561)	$—	$—	$643
Futures contracts - variation margin payable	770	(770)	(7,791)	—	—
Swaps contracts - variation margin payable	147	(140)	(16,623)	—	—
Unrealized depreciation on foreign currency contracts	1,403	(542)	—	—	861
Total subject to a master netting or similar arrangement	$6,524	$(5,013)	$(24,414)	$—	$1,504

*	Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

41

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$108,767	$150,660

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$137,524
Undistributed Long-Term Capital Gain	23,735
Unrealized Appreciation*	30,998
Total Accumulated Earnings	$192,257

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(6,126)
Accumulated Net Realized Gain (Loss)	6,126

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss

42

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

During the year ended December 31, 2014, the Fund utilized $28,282 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $1.5 billion	0.4500%
On next $2.5 billion	0.4450%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

43

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.50%
Class IB	0.75

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $5. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$24,838,372	$1,184,091	$26,022,463
Sales Proceeds	24,918,865	1,706,119	26,624,984

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

44

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

45

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

46

Hartford Total Return Bond HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2014
IA	$11.35	$0.33	$0.34	$0.67	$(0.39)	$–	$(0.39)	$11.63	5.89%	$2,879,633	0.50%	0.50%	2.85%
IB	11.27	0.30	0.34	0.64	(0.35)	–	(0.35)	11.56	5.68	360,006	0.75	0.75	2.60

For the Year Ended December 31, 2013
IA	$11.99	$0.32	$(0.49)	$(0.17)	$(0.47)	$–	$(0.47)	$11.35	(1.36)%	$3,290,622	0.50%	0.50%	2.76%
IB	11.91	0.29	(0.50)	(0.21)	(0.43)	–	(0.43)	11.27	(1.66)	414,910	0.75	0.75	2.51

For the Year Ended December 31, 2012 (D)
IA	$11.63	$0.41	$0.45	$0.86	$(0.50)	$–	$(0.50)	$11.99	7.54%	$3,572,511	0.50%	0.50%	3.01%
IB	11.55	0.40	0.43	0.83	(0.47)	–	(0.47)	11.91	7.27	566,274	0.75	0.75	2.76

For the Year Ended December 31, 2011 (D)
IA	$10.90	$0.44	$0.31	$0.75	$(0.02)	$–	$(0.02)	$11.63	6.99%	$3,718,609	0.49%	0.49%	3.60%
IB	10.84	0.42	0.31	0.73	(0.02)	–	(0.02)	11.55	6.72	632,685	0.74	0.74	3.35

For the Year Ended December 31, 2010 (D)
IA	$10.58	$0.45	$0.34	$0.79	$(0.47)	$–	$(0.47)	$10.90	7.51%	$4,026,583	0.50%	0.50%	3.90%
IB	10.53	0.44	0.31	0.75	(0.44)	–	(0.44)	10.84	7.25	722,317	0.75	0.75	3.65

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	84%
For the Year Ended December 31, 2013	81
For the Year Ended December 31, 2012	88
For the Year Ended December 31, 2011	107
For the Year Ended December 31, 2010	188

47

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Total Return Bond HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Total Return Bond HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

48

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

49

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

50

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

51

Hartford Total Return Bond HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,009.90	$2.53	$1,000.00	$1,022.68	$2.55	0.50%	184	365
Class IB	$1,000.00	$1,008.50	$3.80	$1,000.00	$1,021.42	$3.82	0.75	184	365

52

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Total Return Bond HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

53

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

54

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

55

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

56

Hartford Total Return Bond HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the "to be announced" (TBA) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

57

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-TRB14 2-15 113555-4 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD ULTRASHORT BOND HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Ultrashort Bond HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Ultrashort Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

Performance Overview 12/31/13 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to difference in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 year	Since Inception*
Ultrashort Bond IA	0.10%	0.08%
Ultrashort Bond IB	-0.10%	-0.16%
Barclays 9-12 Month U.S. Treasury Index	0.23%	0.23%

*	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to December 31, 2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-800-862-6668.

Barclays 9-12 Month U.S. Treasury Index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.45% and 0.70%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Ultrashort Bond HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Manager
Timothy E. Smith
Senior Managing Director and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Ultrashort Bond HLS Fund returned 0.10% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmark, the Barclays 9-12 Month U.S. Treasury Index, which returned 0.23% for the same period. The Fund outperformed the 0.01% average return of the Lipper Short-Intermediate Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

The bond market produced another year of positive total returns fueled by falling global interest rates amid weakening global growth and persistent geopolitical risks. Falling commodity prices, triggered by oil’s largest annual decline since the financial crisis, pushed inflation lower across the globe, stirring up fears of deflation in some regions. Government bond prices gained amid investors moving capital to less risky investment vehicles and expectations that the combination of subpar growth and low inflation would keep central banks’ monetary policy accommodative.

The year was characterized by a divergence of economic performance and monetary policy between the U.S. and the rest of the world. The U.S. economy demonstrated resilience at the same time as growth rates in many world economies slowed significantly. The U.S. economy got off to a rough start in 2014 as bad weather hindered growth in the first quarter, but quickly rebounded and went on to post its strongest growth in over a decade in the third quarter due to gains in consumer and business spending. U.S. job growth continued at a steady pace and the unemployment rate declined to a six-year low. Consumer confidence inched higher over the period, supported by an improving labor market, and later buoyed by lower gasoline prices. The housing recovery progressed in fits and starts during the year and home prices moderated after posting a strong gain in calendar year 2013.

Global central banks such as the European Central Bank (ECB) and Bank of Japan (BOJ) adopted more accommodative policy stances in attempts to prop up their respective economies and avert deflation. The U.S. Federal Reserve (Fed) ended its quantitative easing program, which began in 2008, reflecting its confidence in the U.S. economic recovery despite the global slowdown. The Fed took another step in December towards bringing interest rates to normal levels by replacing a pledge to keep borrowing costs low for a “considerable time” with a message of patience.

Developed market bond yields fell on the year as global economic fears kept central banks’ monetary policy accommodative. European government bond yields in particular hit record lows on expectations of ECB sovereign quantitative easing. In the U.S., the Treasury yield curve flattened; longer-term interest rates declined, aided by demand for safe-haven assets and the outlook for slow inflation, while shorter-dated Treasury yields rose in anticipation of tighter Fed monetary policy. Globally, most credit spread sectors posted positive absolute returns while performance was mixed relative to duration-equivalent government bonds. In particular, among the weaker fixed income sectors were high yield and bank loans, where spreads widened considerably during the fourth quarter due to falling oil prices and its impact on the energy sector. Within investment grade credit, spreads widened modestly and posted negative excess returns. The outperformance of the U.S. compared to its global counterparts led to rising volatility and a broad U.S.-dollar rally in the currency markets with the U.S. dollar index hitting an eight-year high in December.

An out-of-benchmark allocation to non-corporate credit modestly detracted from relative performance during the period. Out-of-benchmark allocations to investment grade corporate credit, particularly financial institutions and industrials, contributed to relative performance during the period. An out-of-benchmark allocation to Asset Backed Securities (ABS) was also additive, specifically within auto, credit card, and equipment. Yield curve and duration positioning contributed to performance relative to the Barclays 9-12 Month U.S. Treasury Index during the period. We use Treasury futures and interest rate swaps to manage duration and yield curve exposure.

What is the outlook?

We believe that U.S. economic momentum continues to be positive, and we expect moderately stronger U.S. growth in 2015. Challenges to the global growth outlook have increased, however. On balance, in our view, the Fund is positioned with a moderately pro-cyclical risk posture.

Meanwhile, as the market has become more concerned with the global growth and inflation outlook, the volatility of short rates has increased. The market is currently pricing in the first interest rate increase around the second or third quarter of 2015, although we acknowledge the risk that slowing global growth, lower commodity prices and weak global inflation could cause the Fed to increase interest rates later than the market expects. That said, we expect Treasury yields to rise in the second half of 2015 as U.S. economic

3

Hartford Ultrashort Bond HLS Fund

 Manager Discussion – (continued)

December 31, 2014 (Unaudited)

growth and core inflation, which is inflation measured excluding Consumer Price Index items that have volatile prices, pick up.

At the end of the period our duration positioning was short relative to the Barclays 9-12 Month U.S. Treasury Index. We continued to be positioned with out-of-benchmark allocations to investment grade corporates, ABS, and Commercial Mortgage Backed Securities. Within investment grade corporates, we favor U.S. financials, as financial companies have de-levered significantly, and we have been looking to the new issue market to add exposure in fixed and floating rate issues. Within ABS, we favor auto, credit card and equipment issuers, as consumer fundamentals are supported by improving labor markets.

Diversification by Security Type

as of December 31, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	26.7%
Certificates of Deposit	0.5
Corporate Bonds	48.3
Municipal Bonds	0.5
U.S. Government Agencies	12.4
U.S. Government Securities	11.0
Total	99.4%
Short-Term Investments	0.5
Other Assets and Liabilities	0.1
Total	100.0%

Credit Exposure

as of December 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	26.8%
Aa/ AA	29.7
A	28.4
Baa/ BBB	14.5
Short-Term Instruments	0.5
Other Assets and Liabilities	0.1
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

4

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 26.7%
	Finance and Insurance - 25.4%
	Ally Automotive Receivables Trust
$3,435	0.63%, 05/15/2017	$3,435
3,112	0.70%, 12/21/2015	3,112
1,885	0.75%, 02/21/2017	1,882
	Ally Master Owner Trust
4,410	0.53%, 01/16/2018 Δ	4,406
4,380	0.63%, 01/15/2019 Δ	4,376
2,500	0.64%, 10/15/2019 Δ	2,500
	American Express Credit Account Master Trust
1,520	0.98%, 05/15/2019	1,520
1,485	1.26%, 01/15/2020	1,481
	AmeriCredit Automobile Receivables Trust
900	0.54%, 03/08/2017 Δ	900
	Banc of America Commercial Mortgage, Inc.
1,817	5.35%, 09/10/2047 Δ	1,855
	Bank of America Credit Card Trust
2,995	0.53%, 06/15/2021 Δ	2,993
	Bear Stearns Commercial Mortgage Securities, Inc.
4,717	4.87%, 09/11/2042	4,785
2,857	5.28%, 10/12/2042 Δ	2,905
	BMW Vehicle Owner Trust
556	0.41%, 02/25/2016	556
	Cabela's Master Credit Card Trust
1,085	0.50%, 03/16/2020 Δ	1,085
	Capital Automotive Receivables Asset Trust
3,316	0.53%, 03/21/2016 Δ	3,316
3,265	0.68%, 05/20/2016	3,267
	Capital One Multi-Asset Execution Trust
6,000	0.33%, 02/15/2019 Δ	6,000
3,605	0.96%, 09/16/2019	3,592
	CarMax Automotive Owner Trust
2,096	0.52%, 11/15/2016	2,096
	Chase Issuance Trust
6,000	0.58%, 11/16/2020 Δ	6,012
6,850	0.59%, 08/15/2017	6,852
3,405	0.79%, 06/15/2017	3,409
	Chesapeake Funding LLC
1,955	0.58%, 03/07/2026 ■Δ	1,954
	Citibank Credit Card Issuance Trust
3,660	0.46%, 11/07/2018 Δ	3,656
2,045	1.02%, 02/22/2019	2,037
4,965	1.32%, 09/07/2018	4,993
	Citigroup/Deutsche Bank Commercial Mortgage Trust
4,680	5.40%, 07/15/2044 Δ	4,755
1,730	5.48%, 01/15/2046 Δ	1,779
	CNH Equipment Trust
1,265	0.49%, 03/15/2017	1,265
2,144	0.63%, 01/17/2017	2,144
1,961	0.86%, 09/15/2017	1,962
	Community or Commercial Mortgage Trust
1,130	0.96%, 03/15/2029 ■Δ	1,125
	Credit Acceptance Automotive Loan Trust
1,985	1.50%, 04/15/2021 ■	1,989
	Credit Suisse Mortgage Capital Certificates
1,824	5.47%, 09/15/2039	1,920
	Discover Card Master Trust
7,480	0.86%, 11/15/2017	7,491
	DT Automotive Owner Trust
883	0.66%, 07/17/2017 ■	883
	First Investors Automotive Owner Trust
965	0.89%, 09/15/2017 ■	965
2,060	1.06%, 11/15/2018 ■	2,058
	Ford Credit Automotive Lease Trust
1,575	0.76%, 09/15/2016	1,576
	Ford Credit Automotive Owner Trust
1,672	0.48%, 11/15/2016	1,672
2,727	0.57%, 06/15/2016	2,727
	Ford Credit Floorplan Master Owner Trust
2,105	0.55%, 02/15/2019 Δ	2,106
2,450	0.85%, 01/15/2018	2,450
	GE Capital Credit Card Master Note Trust
6,735	1.03%, 01/15/2018	6,736
	GE Dealer Floorplan Master Note Trust
6,500	0.61%, 10/20/2017 Δ	6,499
8,345	0.66%, 06/20/2017 Δ	8,349
	Golden Credit Card Trust
4,465	0.40%, 02/15/2018 ■Δ	4,464
3,125	0.48%, 03/15/2019 ■Δ	3,117
3,275	0.79%, 09/15/2017 ■	3,278
	Hilton USA Trust
1,858	1.16%, 11/05/2030 ■Δ	1,858
	Huntington Automotive Trust
1,718	0.81%, 09/15/2016	1,720
	John Deere Owner Trust
6,000	0.69%, 01/15/2019	5,996
6,000	0.87%, 08/15/2017	6,012
	JP Morgan Chase Commercial Mortgage Securities Corp.
649	3.85%, 06/15/2043 ■	652
2,234	4.92%, 10/15/2042	2,264
1,085	6.06%, 04/15/2045 Δ	1,133
	M&T Bank Automotive Receivables Trust
6,535	1.06%, 11/15/2017 ■	6,555
	Mercedes-Benz Automotive Lease Trust
4,097	0.59%, 02/15/2016	4,096
3,445	0.62%, 07/15/2016	3,447
	Mercedes-Benz Automotive Receivables Trust
3,980	0.61%, 12/17/2018	3,978
	Morgan Stanley Capital I
463	4.99%, 08/13/2042	464
1,100	5.38%, 11/14/2042 Δ	1,117
	New York City Tax Lien
671	1.03%, 11/10/2027 ■	670
	Nissan Automotive Lease Trust
840	0.42%, 01/15/2016 Δ	839
2,890	0.61%, 09/15/2015	2,889
925	0.75%, 06/15/2016	926
2,475	1.04%, 10/15/2019	2,471
	Nissan Automotive Receivables Owner Trust
1,189	0.40%, 06/15/2016	1,189
	Porsche Innovative Lease Owner Trust
1,125	0.54%, 01/22/2016 ■	1,125
	Prestige Automotive Receivables Trust
1,682	0.97%, 03/15/2018 ■	1,682
	Santander Drive Automotive Receivables Trust
790	0.53%, 04/17/2017 Δ	790
655	0.66%, 06/15/2017	655

The accompanying notes are an integral part of these financial statements.

5

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 26.7% - (continued)
	Finance and Insurance - 25.4% - (continued)
	Synchrony Credit Card Master Note Trust
$3,500	1.61%, 11/16/2020	$3,487
	Volvo Financial Equipment LLC
2,230	0.82%, 04/16/2018 ■	2,226
	Westlake Automobile Receivables Trust
2,550	0.70%, 05/15/2017 ■	2,549
	Wheels SPV LLC
675	0.84%, 03/20/2023 ■	675
	World Omni Automotive Receivables Trust
2,703	0.48%, 11/15/2016	2,703
		220,453

	Machinery Manufacturing - 0.1%
	Kubota Credit Owner Trust
1,025	0.58%, 02/15/2017 ■	1,025

	Real Estate, Rental and Leasing - 0.7%
	Enterprise Fleet Financing LLC
3,022	0.68%, 09/20/2018 ■	3,022
1,185	0.87%, 09/20/2019 ■	1,185
1,924	1.06%, 03/20/2019 ■	1,927
		6,134

	Transportation Equipment Manufacturing - 0.5%
	GE Equipment Transportation LLC
1,310	0.61%, 06/24/2016	1,311
3,000	0.92%, 09/25/2017	3,007
		4,318

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $232,261)	$231,930

Certificates of Deposit - 0.5%
	Finance and Insurance - 0.5%
	Credit Suisse New York,
$4,500	0.65%, 12/07/2015 Δ	$4,502

	Total Certificates of Deposit
	(Cost $4,500)	$4,502

Corporate Bonds - 48.3%
	Arts, Entertainment and Recreation - 0.8%
	Comcast Corp.
$3,000	5.85%, 11/15/2015	$3,137
	Fidelity National Information Services, Inc.
405	1.45%, 06/05/2017	403
	NBC Universal Enterprise
3,000	0.92%, 04/15/2018 ■Δ	3,025
		6,565
	Beverage and Tobacco Product Manufacturing - 2.1%
	Anheuser-Busch InBev Worldwide, Inc.
5,000	0.63%, 02/01/2019 Δ	4,974
	BAT International Finance plc
2,105	1.40%, 06/05/2015 ■	2,109
	Coca-Cola Enterprises, Inc.
5,000	2.13%, 09/15/2015	5,050
	Philip Morris International, Inc.
6,000	2.50%, 05/16/2016	6,142
		18,275
	Chemical Manufacturing - 0.2%
	Monsanto Co.
2,000	1.15%, 06/30/2017	1,985

	Computer and Electronic Product Manufacturing - 0.5%
	Hewlett-Packard Co.
3,000	1.17%, 01/14/2019 Δ	2,949
	Thermo Fisher Scientific, Inc.
1,450	1.30%, 02/01/2017	1,442
		4,391
	Electrical Equipment, Appliance Manufacturing - 0.3%
	Whirlpool Corp.
2,645	1.35%, 03/01/2017	2,637

	Finance and Insurance - 35.1%
	Abbey National Treasury Services plc
1,500	0.66%, 09/29/2017 Δ	1,496
3,000	0.75%, 03/13/2017 Δ	2,999
	ABN Amro Bank N.V.
2,150	0.65%, 06/06/2016 ■Δ	2,147
	American Express Credit Corp.
1,500	0.74%, 07/29/2016 Δ	1,506
2,500	0.79%, 03/18/2019 Δ	2,489
1,500	1.13%, 06/05/2017	1,495
	American Honda Finance Corp.
6,000	0.73%, 10/07/2016 Δ	6,026
	Australia & New Zealand Banking Group Ltd.
3,000	0.61%, 01/10/2017 ■Δ	3,005
	Bank of America Corp.
2,000	1.07%, 03/22/2016 Δ	2,008
2,000	1.27%, 01/15/2019 Δ	2,028
2,000	1.32%, 03/22/2018 Δ	2,015
2,000	1.70%, 08/25/2017	2,001
	Bank of Montreal
6,000	0.75%, 07/15/2016 Δ	6,027
	Bank of New York Mellon Corp.
6,000	0.46%, 03/04/2016 Δ	6,001
	Bank of Nova Scotia
6,000	0.75%, 07/15/2016 Δ	6,014
	Bank of Tokyo-Mitsubishi UFJ Ltd.
2,000	0.55%, 09/08/2017 ■Δ	1,980
	Barclays Bank plc
2,815	0.81%, 02/17/2017 Δ	2,817
	BB&T Corp.
2,500	0.89%, 02/01/2019 Δ	2,501
	BNP Paribas
5,000	0.83%, 12/12/2016 Δ	5,010
	BP Capital Markets plc
3,000	0.65%, 11/07/2016 Δ	3,000
4,000	0.88%, 09/26/2018 Δ	3,964
	BPCE S.A.
6,000	1.08%, 02/10/2017 Δ	6,040
	Branch Banking & Trust Co.
2,500	0.66%, 12/01/2016 Δ	2,502
	Canadian Imperial Bank of Commerce
6,000	0.75%, 07/18/2016 Δ	6,025

The accompanying notes are an integral part of these financial statements.

6

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 48.3% - (continued)
	Finance and Insurance - 35.1% - (continued)
	Capital One Bank
$2,500	1.15%, 11/21/2016	$2,491
1,500	1.30%, 06/05/2017	1,487
	Caterpillar Financial Services Corp.
2,175	0.46%, 03/03/2017 Δ	2,174
6,000	0.47%, 02/26/2016 Δ	6,007
	Citigroup, Inc.
2,500	0.91%, 11/15/2016 Δ	2,501
4,000	1.00%, 04/08/2019 Δ	4,015
4,000	3.95%, 06/15/2016	4,152
	Commonwealth Bank of Australia
2,000	0.75%, 09/20/2016 ■Δ	2,006
	Credit Agricole S.A.
6,000	1.08%, 10/03/2016 ■Δ	6,037
	Credit Suisse New York
1,700	1.38%, 05/26/2017	1,695
	Deutsche Bank AG London
2,000	0.84%, 02/13/2017 Δ	2,003
2,000	1.35%, 05/30/2017	1,983
	Fifth Third Bancorp
2,500	0.74%, 11/18/2016 Δ	2,506
2,500	1.35%, 06/01/2017	2,497
	Ford Motor Credit Co. LLC
2,150	1.01%, 01/17/2017 Δ	2,150
2,500	1.07%, 03/12/2019 Δ	2,486
2,000	1.72%, 12/06/2017	1,979
	General Electric Capital Corp.
2,000	0.51%, 05/15/2017 Δ	1,997
3,000	0.95%, 04/02/2018 Δ	3,028
	Goldman Sachs Group, Inc.
2,000	1.33%, 11/15/2018 Δ	2,020
3,000	1.43%, 04/30/2018 Δ	3,035
2,000	1.60%, 11/23/2015	2,010
	Harley-Davidson Financial Services, Inc.
2,600	3.88%, 03/15/2016 ■	2,683
	HSBC Bank plc
3,000	0.87%, 05/15/2018 ■Δ	3,012
	Huntington National Bank
3,000	0.66%, 04/24/2017 Δ	2,997
	ING Bank N.V.
6,000	1.89%, 09/25/2015 ■Δ	6,062
	JP Morgan Chase & Co.
3,000	0.85%, 02/26/2016 Δ	3,006
3,000	0.86%, 01/28/2019 Δ	3,000
	Lloyds Banking Group plc
2,595	4.38%, 01/12/2015 ■	2,598
	Macquarie Bank Ltd.
3,750	1.23%, 01/31/2017 ■Δ	3,785
	Manufacturers & Traders Trust Co.
3,000	0.61%, 01/30/2017 Δ	2,996
1,500	1.40%, 07/25/2017	1,498
	MetLife Global Funding I
9,500	0.46%, 04/10/2015 ■Δ	9,500
	Morgan Stanley
3,000	1.08%, 01/24/2019 Δ	3,006
1,525	1.48%, 02/25/2016 Δ	1,537
1,275	5.95%, 12/28/2017	1,417
	National Rural Utilities Cooperative Finance Corp.
4,000	0.53%, 11/23/2016 Δ	4,004
	New York Life Global Funding
3,500	1.13%, 03/01/2017 ■	3,492
	Nissan Motor Acceptance Corp.
1,375	0.78%, 03/03/2017 ■Δ	1,379
3,975	0.95%, 09/26/2016 ■Δ	3,998
	Nordea Bank AB
3,000	0.59%, 04/04/2017 ■Δ	3,003
3,000	0.69%, 05/13/2016 ■Δ	3,007
	PNC Bank NA
7,500	1.15%, 11/01/2016	7,510
	Pricoa Global Funding I
3,500	1.15%, 11/25/2016 ■	3,493
	Principal Life Global Funding II
2,000	1.13%, 02/24/2017 ■	1,986
1,450	1.20%, 05/19/2017 ■	1,440
	Private Export Funding Corp.
23,370	4.55%, 05/15/2015	23,745
	Prudential Financial, Inc.
4,000	1.01%, 08/15/2018 Δ	4,024
	Rabobank Nederland
6,000	0.72%, 03/18/2016 Δ	6,018
	Royal Bank of Canada
3,000	0.56%, 01/23/2017 Δ	3,005
3,000	0.61%, 03/08/2016 Δ	3,005
	Societe Generale
3,000	1.32%, 10/01/2018 Δ	3,053
	Sumitomo Mitsui Banking Corp.
3,000	0.66%, 01/10/2017 Δ	2,996
	SunTrust Banks, Inc.
3,000	0.67%, 02/15/2017 Δ	3,001
	Svenska Handelsbanken AB
6,000	0.72%, 09/23/2016 Δ	6,022
	Toronto-Dominion Bank
3,000	0.47%, 05/02/2017 Δ	2,992
3,000	0.70%, 09/09/2016 Δ	3,008
	Toyota Motor Credit Corp.
4,000	0.52%, 05/17/2016 Δ	4,008
2,000	1.13%, 05/16/2017	1,992
	U.S. Bancorp
875	0.72%, 11/15/2018 Δ	878
	UBS AG Stamford CT
6,000	5.88%, 12/20/2017	6,700
	Ventas Realty L.P.
570	1.25%, 04/17/2017	565
4,000	1.55%, 09/26/2016	4,016
	Wells Fargo & Co.
2,000	1.15%, 06/02/2017	1,989
	Wells Fargo Bank NA
1,450	0.38%, 06/02/2016 Δ	1,448
		304,229
	Health Care and Social Assistance - 1.8%
	Actavis Funding SCS
2,000	1.30%, 06/15/2017	1,964
	Bayer Finance LLC
2,000	0.69%, 10/06/2017 ■Δ	1,997
	CVS Caremark Corp.
2,585	1.20%, 12/05/2016	2,592
	Express Scripts Holding Co.
1,500	1.25%, 06/02/2017	1,484
1,500	3.13%, 05/15/2016	1,542

The accompanying notes are an integral part of these financial statements.

7

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 48.3% - (continued)
	Health Care and Social Assistance - 1.8% - (continued)
	McKesson Corp.
$3,300	1.29%, 03/10/2017	$3,283
	Medtronic, Inc.
1,820	1.50%, 03/15/2018 ■	1,811
	Perrigo Co., Ltd.
935	1.30%, 11/08/2016	931
		15,604
	Information - 1.6%
	British Telecommunications plc
1,190	1.25%, 02/14/2017	1,184
3,135	1.63%, 06/28/2016	3,158
	Thomson Reuters Corp.
700	0.88%, 05/23/2016	697
3,000	1.30%, 02/23/2017	2,984
	Verizon Communications, Inc.
6,000	1.99%, 09/14/2018 Δ	6,241
		14,264
	Miscellaneous Manufacturing - 0.3%
	Rockwell Collins, Inc.
2,300	0.59%, 12/15/2016 Δ	2,300

	Motor Vehicle and Parts Manufacturing - 0.3%
	Daimler Finance NA LLC
2,200	0.59%, 03/10/2017 ■Δ	2,196

	Petroleum and Coal Products Manufacturing - 1.6%
	Devon Energy Corp.
4,250	0.78%, 12/15/2016 Δ	4,231
	Enbridge, Inc.
1,800	0.68%, 06/02/2017 Δ	1,792
2,000	0.89%, 10/01/2016 Δ	1,999
	Petrobras Global Finance Co.
3,000	1.85%, 05/20/2016 Δ	2,842
	Statoil ASA
3,000	0.69%, 11/08/2018 Δ	3,005
		13,869
	Pipeline Transportation - 0.6%
	Enterprise Products Operating LLC
5,000	1.25%, 08/13/2015	5,013

	Real Estate, Rental and Leasing - 0.4%
	GATX Corp.
1,145	1.25%, 03/04/2017	1,134
	PACCAR Financial Services Corp.
1,500	0.84%, 12/06/2018 Δ	1,509
975	1.10%, 06/06/2017	971
		3,614
	Retail Trade - 0.5%
	Kroger (The) Co.
4,500	0.76%, 10/17/2016 Δ	4,493

	Utilities - 1.5%
	Dominion Resources, Inc.
4,000	1.05%, 11/01/2016	3,993
	Duke Energy Indiana, Inc.
6,000	0.58%, 07/11/2016 Δ	6,010
	Nstar Electric Co.
3,165	0.47%, 05/17/2016 Δ	3,162
		13,165
	Wholesale Trade - 0.7%
	SABMiller Holdings, Inc.
6,000	0.92%, 08/01/2018 ■Δ	6,019

	Total Corporate Bonds
	(Cost $418,935)	$418,619

Municipal Bonds - 0.5%
	Industrial - 0.2%
	New Jersey State Econ DA
$2,000	1.10%, 06/15/2016	$1,994

	Transportation - 0.3%
	New Jersey State Transit Corp
2,000	0.80%, 09/15/2015	1,999

	Total Municipal Bonds
	(Cost $4,000)	$3,993

U.S. Government Agencies - 12.4%
	FHLMC - 1.1%
$9,595	0.35%, 03/18/2015	$9,598

	FNMA - 11.3%
97,549	0.50%, 07/02/2015 - 03/30/2016	97,711

	Total U.S. Government Agencies
	(Cost $107,254)	$107,309

U.S. Government Securities - 11.0%
Other Direct Federal Obligations - 11.0%
	FHLB - 11.0%
$22,250	0.32%, 03/18/2016	$22,223
23,000	0.34%, 01/25/2016	23,009
27,500	0.38%, 06/24/2016	27,433
12,500	1.00%, 03/11/2016	12,580
4,600	1.63%, 09/28/2015	4,643
5,500	3.13%, 03/11/2016	5,673
		95,561
	Total U.S. Government Securities
	(Cost $95,630)	$95,561

	Total Long-Term Investments
	(Cost $862,580)	$861,914

Short-Term Investments - 0.5%
Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $4, collateralized by U.S. Treasury Note 0.75%, 2018, value of $4)
$4	0.05%, 12/31/2014	$4
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $20, collateralized by U.S. Treasury Note 2.50%, 2024, value of $20)
20	0.07%, 12/31/2014	20

The accompanying notes are an integral part of these financial statements.

8

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 0.5% - (continued)
Repurchase Agreements - 0.5% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $524, collateralized by U.S.
Treasury Bond 3.88% - 5.25%, 2029 - 2040,
U.S. Treasury Note 0.25% - 4.63%, 2015 -
	2022, value of $534)
$524	0.06%, 12/31/2014		$524
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $228, collateralized by FHLMC
2.00% - 5.50%, 2019 - 2044, FNMA 2.00% -
4.00%, 2024 - 2042, GNMA 3.00%, 2043,
	U.S. Treasury Bill 0.07%, 2015, value of $233)
228	0.07%, 12/31/2014		228
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$561, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $572)
561	0.05%, 12/31/2014		561
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2015 in the amount of $1,002,
collateralized by U.S. Treasury Bond 3.63% -
9.88%, 2015 - 2043, U.S. Treasury Note
	0.25% - 2.75%, 2015 - 2022, value of $1,023)
1,002	0.06%, 12/31/2014		1,002
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $163, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00% -
9.50%, 2015 - 2049, GNMA 2.50% - 10.00%,
	2016 - 2055, value of $166)
163	0.12%, 12/31/2014		163
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $43, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $44)
43	0.07%, 12/31/2014		43
Societe Generale TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $477, collateralized by U.S.
Treasury Bond 8.75%, 2020, U.S. Treasury
Note 0.25% - 2.88%, 2015 - 2022, value of
	$486)
477	0.07%, 12/31/2014		477
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $1,021, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $1,042)
1,021	0.08%, 12/31/2014		1,021
			4,043
	Total Short-Term Investments
	(Cost $4,043)		$4,043

	Total Investments
	(Cost $866,623) ▲	99.9%	$865,957
	Other Assets and Liabilities	0.1%	808
	Total Net Assets	100.0%	$866,765

The accompanying notes are an integral part of these financial statements.

9

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $866,623 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$572
Unrealized Depreciation	(1,238)
Net Unrealized Depreciation	$(666)

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $126,754, which represents 14.6% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
DA	Development Authority

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

10

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$231,930	$–	$228,143	$3,787
Certificates of Deposit	4,502	–	4,502	–
Corporate Bonds	418,619	–	418,619	–
Municipal Bonds	3,993	–	3,993	–
U.S. Government Agencies	107,309	–	107,309	–
U.S. Government Securities	95,561	–	95,561	–
Short-Term Investments	4,043	–	4,043	–
Total	$865,957	$–	$862,170	$3,787

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$7,186	$—	$(8	)†	$—	$4,225	$(430)	$—	$(7,186)	$3,787
Total	$7,186	$—	$(8)		$—	$4,225	$(430)	$—	$(7,186)	$3,787

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(8).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

11

Hartford Ultrashort Bond HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $866,623)	$865,957
Cash	10
Receivables:
Fund shares sold	210
Interest	1,420
Total assets	867,597
Liabilities:
Payables:
Fund shares redeemed	693
Investment management fees	76
Distribution fees	7
Accrued expenses	56
Total liabilities	832
Net assets	$866,765
Summary of Net Assets:
Capital stock and paid-in-capital	$865,277
Undistributed net investment income	2,080
Accumulated net realized gain	74
Unrealized depreciation of investments	(666)
Net assets	$866,765
Shares authorized	14,000,000
Par value	$0.01
Class IA: Net asset value per share	$10.01
Shares outstanding	74,466
Net assets	$745,597
Class IB: Net asset value per share	$9.98
Shares outstanding	12,138
Net assets	$121,168

The accompanying notes are an integral part of these financial statements.

12

Hartford Ultrashort Bond HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Interest	6,562
Total investment income, net	6,562

Expenses:
Investment management fees	4,023
Transfer agent fees	6
Distribution fees - Class IB	342
Custodian fees	3
Accounting services fees	100
Board of Directors' fees	27
Audit fees	18
Other expenses	94
Total expenses (before fees paid indirectly)	4,613
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	4,613
Net Investment Income	1,949
Net Realized Gain on Investments:
Net realized gain on investments	209
Net Realized Gain on Investments	209

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(468)
Net Changes in Unrealized Depreciation of Investments	(468)
Net Loss on Investments	(259)
Net Increase in Net Assets Resulting from Operations	$1,690

The accompanying notes are an integral part of these financial statements.

13

Hartford Ultrashort Bond HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income (loss)	$1,949	$(369)
Net realized gain on investments	209	2
Net unrealized depreciation of investments	(468)	(198)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,690	(565)
Capital Share Transactions:
Class IA
Sold	45,541	1,019,371
Redeemed	(314,816)	(1,609,509)
Total capital share transactions	(269,275)	(590,138)
Class IB
Sold	12,390	142,018
Redeemed	(54,208)	(251,269)
Total capital share transactions	(41,818)	(109,251)
Net decrease from capital share transactions	(311,093)	(699,389)
Net Decrease in Net Assets	(309,403)	(699,954)
Net Assets:
Beginning of period	1,176,168	1,876,122
End of period	$866,765	$1,176,168
Undistributed (distributions in excess of) net investment income	$2,080	$—
Shares*:
Class IA
Sold	4,545	1,011,310
Redeemed	(31,429)	(2,513,617)†
Total share activity	(26,884)	(1,502,307)
Class IB
Sold	1,239	138,053
Redeemed	(5,421)	(394,198)†
Total share activity	(4,182)	(256,145)

* Please see Reverse Stock Split note in the Notes to Financial Statements for more information. The share amounts reflect actual activity during the year ended December 31, 2013 and do not reflect the impact of the reverse stock split.

† Amount includes adjustments made for reverse stock split of $1,080,670 and $182,596 for Class IA and Class IB, respectively.

The accompanying notes are an integral part of these financial statements.

14

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford Ultrashort Bond HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market

15

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of

16

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a

17

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of December 31, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

18

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2014, are as follows:

Amount
Undistributed Ordinary Income	$2,122
Undistributed Long-Term Capital Gain	32
Unrealized Depreciation*	(666)
Total Accumulated Earnings	$1,488

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$131
Accumulated Net Realized Gain (Loss)	(131)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

During the year ended December 31, 2014, the Fund utilized $4 of prior year short term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

20

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.43%
Class IB	0.68

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the

21

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$380,569	$—	$380,569
Sales Proceeds	557,550	—	557,550

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

22

Hartford Ultrashort Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Reverse Stock Split:

On October 21, 2013, a reverse stock split was declared for the Class IA and Class IB shares at a ten to one ratio. The effect of the reverse stock split was to divide the number of outstanding shares by the reverse split factor, with a corresponding increase in the net asset value per share. The split was executed at the closing rounded NAV as of the prior business day. This transaction did not change the net assets of the Fund and the total value of a shareholder’s investment in the Fund did not change as a result of the reverse stock split. Prior year values represented in the Statement of Changes in Net Assets have not been adjusted. Data presented in the Financial Highlights has been adjusted retroactively to account for the reverse stock split.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

23

Hartford Ultrashort Bond HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$10.00	$0.02	$(0.01)	$0.01	$–	$–	$–	$10.01	0.10%	$745,597	0.43%	0.43%	0.23%
IB	9.99	–	(0.01)	(0.01)	–	–	–	9.98	(0.10)	121,168	0.68	0.68	(0.02)

For the Year Ended December 31, 2013 (D),(E)
IA	$10.00	$–	$–	$–	$–	$–	$–	$10.00	–%	$1,013,110	0.45%	0.21%	(0.02)%
IB	10.00	(0.01)	–	(0.01)	–	–	–	9.99	(0.10)	163,058	0.49	0.25	(0.06)

For the Year Ended December 31, 2012 (D),(E)
IA	$10.00	$–	$–	$–	$–	$–	$–	$10.00	–%	$1,603,657	0.42%	0.18%	–%
IB	10.00	–	–	–	–	–	–	10.00	–	272,464	0.42	0.18	–

For the Year Ended December 31, 2011 (D),(E)
IA	$10.00	$–	$–	$–	$–	$–	$–	$10.00	–%	$1,970,312	0.42%	0.16%	–%
IB	10.00	–	–	–	–	–	–	10.00	–	376,648	0.42	0.16	–

For the Year Ended December 31, 2010 (D),(E)
IA	$10.00	$–	$–	$–	$–	$–	$–	$10.00	–%	$2,086,014	0.43%	0.22%	–%
IB	10.00	–	–	–	–	–	–	10.00	–	419,519	0.43	0.22	–

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Per share amounts have been restated to reflect a reverse stock split effective October 21, 2013. Please see Notes to Financial Statements.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	40%
For the Year Ended December 31, 2013	6 (A)
For the Year Ended December 31, 2012	N/A (B)
For the Year Ended December 31, 2011	N/A (B)
For the Year Ended December 31, 2010	N/A (B)

(A)	Portfolio turnover shown is from October 21, 2013 (conversion date) through December 31, 2013.
(B)	The Fund was managed as a money market fund and portfolio turnover was not calculated.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Ultrashort Bond HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Ultrashort Bond HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

25

Hartford Ultrashort Bond HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

       Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

       Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

       Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

       Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

26

Hartford Ultrashort Bond HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

       In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

       Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

       Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

27

Hartford Ultrashort Bond HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

       Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

       Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

       Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

       Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

       Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

       Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

       Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford Ultrashort Bond HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$999.00	$2.12	$1,000.00	$1,023.09	$2.14	0.42%	184	365
Class IB	$1,000.00	$997.00	$3.37	$1,000.00	$1,021.83	$3.41	0.67	184	365

29

Hartford Ultrashort Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Ultrashort Bond HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

30

Hartford Ultrashort Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had recently been converted from a money market fund, Hartford Money Market HLS Fund, on October 21, 2013. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the period since the Fund’s conversion.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

31

Hartford Ultrashort Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

32

Hartford Ultrashort Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

Hartford Ultrashort Bond HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Reverse Repurchase Agreements and Dollar Rolls Risk: Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the repurchase price. These investments may also subject the Fund to the risk that the counterparty will not fulfill its obligations.

34

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-USB14  2-15    113549-4     Printed in U.S.A.

HARTFORDFUNDS

HARTFORD VALUE HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term total return.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Value IA	11.37%	14.08%	8.57%
Value IB	11.10%	13.81%	8.31%
Russell 1000 Value Index	13.45%	15.42%	7.30%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.76% and 1.01%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Value HLS Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Value HLS Fund returned 11.37% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 13.45% for the same period. The Fund outperformed the 10.75% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

In this environment, nine of the ten sectors within the Russell 1000 Value Index posted positive returns during the period. Information Technology (+29%), Utilities (+27%), and Healthcare (+23%) gained the most, while Energy (-7%), Telecommunication Services (+2%), and Materials (+4%) lagged on a relative basis.

The Fund’s underperformance versus the Russell 1000 Value Index was primarily driven by unfavorable stock selection within Financials, Information Technology, and Consumer Staples. Strong security selection within Materials and Consumer Discretionary partially offset underperformance in other sectors. Sector allocation, a residual of the bottom-up stock selection process, also detracted from performance, largely due to an underweight allocation to Utilities which offset the positive impact of an overweight to Information Technology. A frictional cash balance detracted in an upward trending market environment.

Among the top detractors from returns relative to the Russell 1000 Value Index were Southwestern Energy (Energy), Halliburton (Energy), and Marathon Oil (Energy). Shares of Southwestern Energy, a natural-gas focused exploration and production company, declined during the period as gas prices fell. Shares of Halliburton, a U.S.-based global oilfield services company, underperformed as investors seemed to question the value of the stock considering poor price trends and the proposed acquisition of drilling services provider Baker Hughes. Shares of Marathon Oil, a U.S.-based exploration and production company, fell during the period as the oil sector saw the sharpest sell-off in three years following the Organization of the Petroleum Exporting Countries (OPEC) decision not to cut production to stem declining oil prices. Chevron (Energy) also detracted on an absolute basis.

The largest contributors to benchmark-relative returns were Exxon Mobil (Energy), Covidien (Healthcare), and Lowe’s (Consumer Discretionary). Shares of Exxon Mobil, one of the world’s largest integrated oil and gas companies, fell during the period due to negative investor sentiment over energy stocks as oil prices tumbled in the wake of OPEC’s rejection of production cuts to support declining crude prices. Our relative underweight position in the benchmark constituent contributed to relative returns during the period. Shares of Covidien, a medical products, manufacturing, and distribution company, rose after it was announced that medical device giant Medtronic entered into a definitive agreement to acquire Covidien for $42.9 billion. Shares of Lowe’s, a U.S.-based home improvement retailer, rose during the period after the company reported better-than-expected third-quarter earnings and raised full-year guidance. Top absolute contributors during the period included Wells Fargo (Financials) and Intel (Information Technology).

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

3

Hartford Value HLS Fund

Manager Discussion – (continued)

December 31, 2014 (Unaudited)

What is the outlook?

We think the outlook for 2015 is mixed with a significant number of positive data points and several areas of the economy that give us pause. As we review portfolio performance and our positioning entering 2015, we reflect on commodity prices and central bank policy and consider the impacts on both the consumer and the broader economy.

The oil price decline has been a major focus for investors and a key contributor to equity market returns in recent months. Oil companies have started to reduce their capital expenditure budgets, and we believe this should lead to lower supply growth in 2015. With lower supply growth, we anticipate support for the commodity price, but demand trends will also play a key role. While the energy market has self-correcting mechanisms, the timing of these adjustments is unclear. In our view, a reduction in gasoline prices should serve as an effective tax break for the consumer. We believe that lower gas prices should lead to improvements in consumer confidence and consumer spending. In our opinion, increased mortgage activity by non-bank mortgage originators and improved credit standards among some lenders should also support consumer activity. We believe that the combination of lower gas prices and improved access to credit are likely to benefit low and middle-income consumers. Spending among these cohorts has been weak in recent periods, but recent trends appear to suggest an improving outlook. In addition to reducing gasoline prices and spurring consumer demand, we believe that the oil price decline should have far reaching effects on the global economy. In our view, countries that are highly dependent on oil exports (e.g. Russia, Libya, Venezuela) are likely to suffer in a low-oil-price environment, but net importers of oil (e.g. Europe, India, Japan, China), should benefit. On the whole, we view low oil prices as positive for global growth.

We continue to monitor central bank policy, recognizing that stimulus from quantitative easing has supported economic growth and equity markets. Investors appeared encouraged by the Fed’s addition of the terms “patient” and “data-driven” to language describing its approach to interest rates. We believe the Fed will focus most on core inflation, which is inflation measured excluding Consumer Price Index items that have volatile prices, in this environment and will wait until wage growth accelerates before raising rates.

As we enter 2015, we remain diligent in applying our process to seek to find companies that we believe are quality companies with superior total return potential and discounted valuations. We are optimistic that the current portfolio includes a range of positions with company-specific drivers and the potential to add value across a number of economic environments. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Materials sectors, and most underweight the Utilities, Consumer Staples, and Financials sectors relative to the Russell 1000 Value Index.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.1%
Consumer Staples	4.5
Energy	10.1
Financials	27.4
Health Care	13.1
Industrials	9.9
Information Technology	13.3
Materials	4.5
Services	1.5
Utilities	2.8
Total	99.2%
Short-Term Investments	0.8
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Value HLS Fund

Schedule of Investments

December 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.2%
	Banks - 7.5%
185	BB&T Corp.	$7,193
160	PNC Financial Services Group, Inc.	14,609
449	Wells Fargo & Co.	24,601
		46,403
	Capital Goods - 9.9%
42	3M Co.	6,958
131	Eaton Corp. plc	8,889
175	Fortune Brands Home & Security, Inc.	7,913
405	General Electric Co.	10,231
59	Illinois Tool Works, Inc.	5,555
91	Ingersoll-Rand plc	5,767
140	Spirit Aerosystems Holdings, Inc. ●	6,035
87	United Technologies Corp.	10,058
		61,406
	Consumer Durables and Apparel - 3.3%
178	Newell Rubbermaid, Inc.	6,792
299	Pulte Group, Inc.	6,407
55	PVH Corp.	7,043
		20,242
	Consumer Services - 0.5%
62	Norwegian Cruise Line Holdings Ltd. ●	2,901

	Diversified Financials - 11.8%
65	Ameriprise Financial, Inc.	8,644
28	BlackRock, Inc.	10,107
282	Citigroup, Inc.	15,248
48	Goldman Sachs Group, Inc.	9,222
36	Intercontinental Exchange, Inc.	7,808
358	JP Morgan Chase & Co.	22,416
230	Solar Cayman Ltd. ⌂■●†	16
		73,461
	Energy - 10.1%
63	Anadarko Petroleum Corp.	5,158
124	Chevron Corp.	13,876
76	EOG Resources, Inc.	6,960
114	Exxon Mobil Corp.	10,566
145	Halliburton Co.	5,705
216	Marathon Oil Corp.	6,114
64	Occidental Petroleum Corp.	5,186
26	Pioneer Natural Resources Co.	3,825
194	Southwestern Energy Co. ●	5,306
		62,696
	Food and Staples Retailing - 1.4%
93	CVS Health Corp.	8,940

	Food, Beverage and Tobacco - 3.1%
64	Anheuser-Busch InBev N.V. ADR	7,137
47	Diageo plc ADR	5,341
113	Kraft Foods Group, Inc.	7,073
		19,551
	Health Care Equipment and Services - 4.6%
77	Baxter International, Inc.	5,644
112	Covidien plc	11,455
111	UnitedHealth Group, Inc.	11,260
		28,359
	Insurance - 6.7%
93	ACE Ltd.	10,715
107	American International Group, Inc.	6,002
149	Marsh & McLennan Cos., Inc.	8,539
153	MetLife, Inc.	8,274
94	Principal Financial Group, Inc.	4,867
99	Unum Group	3,466
		41,863
	Materials - 4.5%
155	Axalta Coating Systems Ltd. ●	4,025
149	Dow Chemical Co.	6,792
56	E.I. DuPont de Nemours & Co.	4,119
108	International Paper Co.	5,793
63	Nucor Corp.	3,074
222	Steel Dynamics, Inc.	4,386
		28,189
	Media - 4.1%
108	CBS Corp. Class B	5,960
151	Comcast Corp. Class A	8,745
234	Interpublic Group of Cos., Inc.	4,866
143	Thomson Reuters Corp.	5,758
		25,329
	Pharmaceuticals, Biotechnology and Life Sciences - 8.5%
47	Amgen, Inc.	7,526
99	AstraZeneca plc ADR	6,948
52	Bristol-Myers Squibb Co.	3,064
46	Johnson & Johnson	4,854
273	Merck & Co., Inc.	15,497
153	Pfizer, Inc.	4,765
28	Roche Holding AG	7,714
57	Zoetis, Inc.	2,447
		52,815
	Real Estate - 1.4%
295	Host Hotels & Resorts, Inc. REIT	7,005
91	Paramount Group, Inc.	1,697
		8,702
	Retailing - 4.2%
7	AutoZone, Inc. ●	4,464
70	Home Depot, Inc.	7,301
134	Lowe's Cos., Inc.	9,220
66	Nordstrom, Inc.	5,219
		26,204
	Semiconductors and Semiconductor Equipment - 5.7%
114	Analog Devices, Inc.	6,339
374	Intel Corp.	13,555
481	Marvell Technology Group Ltd.	6,975
276	Maxim Integrated Products, Inc.	8,797
		35,666
	Software and Services - 2.8%
188	Microsoft Corp.	8,729
337	Symantec Corp.	8,658
		17,387
	Technology Hardware and Equipment - 4.8%
671	Cisco Systems, Inc.	18,660
387	EMC Corp.	11,517
		30,177
	Telecommunication Services - 1.5%
196	Verizon Communications, Inc.	9,168

	Utilities - 2.8%
89	Edison International	5,800
32	NextEra Energy, Inc.	3,443

The accompanying notes are an integral part of these financial statements.

5

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 99.2% - (continued)
	Utilities - 2.8% - (continued)
148	Northeast Utilities		$7,946
			17,189
	Total Common Stocks
	( Cost $420,041)		$616,648

	Total Long-Term Investments
	(Cost $420,041)		$616,648

Short-Term Investments - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $5, collateralized by U.S. Treasury Note 0.75%, 2018, value of $5)
$5	0.05%, 12/31/2014		$5
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $26, collateralized by U.S. Treasury Note 2.50%, 2024, value of $26)
26	0.07%, 12/31/2014		26
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $674,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25%
	- 4.63%, 2015 - 2022, value of $687)
674	0.06%, 12/31/2014		674
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $294,
collateralized by FHLMC 2.00% - 5.50%, 2019
- 2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $299)
294	0.07%, 12/31/2014		294
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $721,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017
	- 2020, value of $736)
721	0.05%, 12/31/2014		721
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,289, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $1,315)
1,289	0.06%, 12/31/2014		1,289
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $209, collateralized by FHLMC 2.00%
- 10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $213)
209	0.12%, 12/31/2014		209
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $55, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $56)
55	0.07%, 12/31/2014		55
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $613,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015 -
	2022, value of $626)
613	0.07%, 12/31/2014		613
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $1,314, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $1,340)
1,314	0.08%, 12/31/2014		1,314
			5,200
	Total Short-Term Investments
	(Cost $5,200)		$5,200

	Total Investments
	(Cost $425,241) ▲	100.0%	$621,848
	Other Assets and Liabilities	—%	220
	Total Net Assets	100.0%	$622,068

The accompanying notes are an integral part of these financial statements.

6

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $428,803 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$200,469
Unrealized Depreciation	(7,424)
Net Unrealized Appreciation	$193,045

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $16, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $16, which represents 0.0% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2007	230	Solar Cayman Ltd. - 144A	$67

At December 31, 2014, the aggregate value of these securities was $16, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$616,648	$608,918	$7,714	$16
Short-Term Investments	5,200	–	5,200	–
Total	$621,848	$608,918	$12,914	$16

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2014
Assets:
Common Stocks	$16	$—	$—	*	$—	$—	$—	$—	$—	$16
Total	$16	$—	$—		$—	$—	$—	$—	$—	$16

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was zero.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Value HLS Fund

Statement of Assets and Liabilities

December 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $425,241)	$621,848
Cash	—
Receivables:
Fund shares sold	20
Dividends and interest	952
Total assets	622,820
Liabilities:
Payables:
Fund shares redeemed	598
Investment management fees	102
Distribution fees	6
Accrued expenses	46
Total liabilities	752
Net assets	$622,068
Summary of Net Assets:
Capital stock and paid-in-capital	$412,524
Undistributed net investment income	855
Accumulated net realized gain	12,092
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	196,597
Net assets	$622,068
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$16.89
Shares outstanding	30,998
Net assets	$523,661
Class IB: Net asset value per share	$16.88
Shares outstanding	5,830
Net assets	$98,407

The accompanying notes are an integral part of these financial statements.

9

Hartford Value HLS Fund

Statement of Operations

For the Year Ended December 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$14,587
Interest	3
Less: Foreign tax withheld	(107)
Total investment income, net	14,483

Expenses:
Investment management fees	4,674
Transfer agent fees	6
Distribution fees - Class IB	254
Custodian fees	3
Accounting services fees	64
Board of Directors' fees	17
Audit fees	27
Other expenses	84
Total expenses (before fees paid indirectly)	5,129
Commission recapture	(2)
Total fees paid indirectly	(2)
Total expenses, net	5,127
Net Investment Income	9,356

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	67,489
Net realized loss on foreign currency contracts	(2)
Net realized gain on other foreign currency transactions	3
Net Realized Gain on Investments and Foreign Currency Transactions	67,490

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(9,261)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(14)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(9,275)
Net Gain on Investments and Foreign Currency Transactions	58,215
Net Increase in Net Assets Resulting from Operations	$67,571

The accompanying notes are an integral part of these financial statements.

10

Hartford Value HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$9,356	$11,050
Net realized gain on investments and foreign currency transactions	67,490	76,579
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(9,275)	100,302
Net Increase in Net Assets Resulting from Operations	67,571	187,931
Distributions to Shareholders:
From net investment income
Class IA	(7,728)	(9,100)
Class IB	(1,210)	(1,489)
Total distributions	(8,938)	(10,589)
Capital Share Transactions:
Class IA
Sold	33,648	40,796
Issued on reinvestment of distributions	7,728	9,100
Redeemed	(118,336)	(196,892)
Total capital share transactions	(76,960)	(146,996)
Class IB
Sold	2,241	13,072
Issued on reinvestment of distributions	1,210	1,489
Redeemed	(23,487)	(37,142)
Total capital share transactions	(20,036)	(22,581)
Net decrease from capital share transactions	(96,996)	(169,577)
Net Increase (Decrease) in Net Assets	(38,363)	7,765
Net Assets:
Beginning of period	660,431	652,666
End of period	$622,068	$660,431
Undistributed (distributions in excess of) net investment income	$855	$341
Shares:
Class IA
Sold	2,125	2,970
Issued on reinvestment of distributions	454	602
Redeemed	(7,403)	(14,071)
Total share activity	(4,824)	(10,499)
Class IB
Sold	139	945
Issued on reinvestment of distributions	71	99
Redeemed	(1,473)	(2,682)
Total share activity	(1,263)	(1,638)

The accompanying notes are an integral part of these financial statements.

11

Hartford Value HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford Value HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of fifteen portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

12

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

13

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and

15

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(2)	$—	$—	$—	$—	$(2)
Total	$—	$(2)	$—	$—	$—	$—	$(2)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net

16

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$8,938	$10,589

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$855
Undistributed Long-Term Capital Gain	15,654
Unrealized Appreciation*	193,035
Total Accumulated Earnings	$209,544

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$96
Accumulated Net Realized Gain (Loss)	(96)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

During the year ended December 31, 2014, the Fund utilized $50,781 of prior year capital loss carryforwards.

17

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

18

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.77%
Class IB	1.02

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$103,749	$—	$103,749
Sales Proceeds	202,217	—	202,217

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

19

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

20

Hartford Value HLS Fund

Financial Highlights

	─Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$15.39	$0.24	$1.51	$1.75	$(0.25)	$–	$(0.25)	$16.89	11.37%	$523,661	0.77%	0.77%	1.51%
IB	15.38	0.20	1.51	1.71	(0.21)	–	(0.21)	16.88	11.10	98,407	1.02	1.02	1.26

For the Year Ended December 31, 2013
IA	$11.86	$0.23	$3.55	$3.78	$(0.25)	$–	$(0.25)	$15.39	31.94%	$551,350	0.76%	0.76%	1.66%
IB	11.85	0.20	3.54	3.74	(0.21)	–	(0.21)	15.38	31.65	109,081	1.01	1.01	1.41

For the Year Ended December 31, 2012 (D)
IA	$10.37	$0.26	$1.50	$1.76	$(0.27)	$–	$(0.27)	$11.86	16.99%	$549,228	0.76%	0.76%	2.02%
IB	10.36	0.23	1.50	1.73	(0.24)	–	(0.24)	11.85	16.69	103,438	1.01	1.01	1.77

For the Year Ended December 31, 2011 (D)
IA	$10.77	$0.20	$(0.41)	$(0.21)	$(0.19)	$–	$(0.19)	$10.37	(1.96)%	$591,278	0.75%	0.75%	1.65%
IB	10.76	0.17	(0.41)	(0.24)	(0.16)	–	(0.16)	10.36	(2.20)	111,486	1.00	1.00	1.40

For the Year Ended December 31, 2010
IA	$9.50	$0.13	$1.26	$1.39	$(0.12)	$–	$(0.12)	$10.77	14.67%	$741,230	0.78%	0.78%	1.36%
IB	9.50	0.11	1.25	1.36	(0.10)	–	(0.10)	10.76	14.38	154,731	1.03	1.03	1.11

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	14%
For the Year Ended December 31, 2013	19
For the Year Ended December 31, 2012	22
For the Year Ended December 31, 2011	16
For the Year Ended December 31, 2010	47 (A)

(A)	During the year ended December 31, 2010, the Fund incurred $269.8 million in sales associated with the transition of assets from Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund, which merged into the Fund on March 19, 2010. These sales were excluded from the portfolio turnover calculation.

21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Value HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Value HLS Fund of the Hartford Series Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 13, 2015

22

Hartford Value HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

23

Hartford Value HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

24

Hartford Value HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Value HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,047.00	$3.92	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class IB	$1,000.00	$1,045.70	$5.21	$1,000.00	$1,020.11	$5.14	1.01	184	365

26

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Value HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

27

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the

28

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

29

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

Hartford Value HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS
P.O. Box 14293
Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford Series Fund, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-V14 2-15     113557-4         Printed in U.S.A.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$439,560 for the fiscal year ended December 31, 2013; $306,140 for the fiscal year ended December 31, 2014;

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$13,567 for the fiscal year ended December 31, 2013; $9,148 for the fiscal year ended December 31, 2014. Audit-related services are principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$134,165 for the fiscal year ended December 31, 2013; $77,244 for the fiscal year ended December 31, 2014. Tax-related services are principally in connection with, but not limited to, general tax services and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2013; $0 for the fiscal year ended December 31, 2014.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the Independent Auditor for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting.

5.	The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

$2,701,266 for the fiscal year ended December 31, 2013; $1,433,983 for the fiscal year ended December 31, 2014.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: February 11, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: February 11, 2015	By:	/s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller